As filed with the Securities and Exchange Commission on April 2, 2024
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective
Amendment No.
Post-Effective Amendment No.

Apollo Debt Solutions BDC
(Exact name of registrant as specified in its charter)

9 West 57th Street
New York,
NY
10019
(212)
515-3450
(Address and telephone number, including area code, of principal executive offices)

Kristin Hester
Apollo Debt Solutions BDC
9 West 57th Street
New York,
NY
10019
(Name and address of agent for service)

COPIES TO:
David W. Blass, Esq.
Steven Grigoriou, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☒	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
Explanatory Note
Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to (i) the Registration Statement File
No. 333-258155,
dated July 23, 2021, as amended, previously filed by Apollo Debt Solutions BDC (the “Registrant”) on
Form N-2,
the Registration Statement File
No. 333-258155,
dated October 26, 2021, previously filed by the Registrant on
Form N-2
(the “October 2021 Registration Statement,” and together with the July 23, 2021 Registration Statement, the “Prior Registration Statements”), and (iii) the registration by the Registrant of additional securities as set forth herein. This Registration Statement also constitutes a Post-Effective Amendment to the October 2021 Registration Statement, and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. Pursuant to the Prior Registration Statements, a total of $5,000,000,000 common shares of beneficial interest, par value $0.01 per share, were previously registered. This Registration Statement has registered an additional $5,000,000,000 of common shares, resulting in a total of $10,000,000,000 in registered common shares.

Prospectus
Apollo Debt Solutions BDC
Class S, Class D and Class I Shares
Maximum Offering of $10,000,000,000
Apollo Debt Solutions BDC is a Delaware statutory trust that seeks to invest primarily in certain directly originated assets, including debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in earnings before interest, taxes, depreciation and amortization (“EBITDA”). Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Apollo Debt Solutions BDC as the “Fund,” “we,” “us” or “our.”
We are a
non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Apollo Credit Management, LLC (the “Adviser”). The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended.
We are offering on a continuous basis up to $10,000,000,000 of our common shares of beneficial interest (“Common Shares”). We are offering to sell a combination of three separate classes of Common Shares: Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares equals our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Apollo Global Securities, LLC, the intermediary manager for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.
Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 26 of this prospectus. Also consider the following:

•	Limited operating history: We have limited prior operating history and there is no assurance that we will achieve our investment objectives.

•
Limited liquidity: You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We have implemented a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	No secondary market: We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.

•	Substantial fees: You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•	Volatile markets: Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•	No guarantee of distributions: We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the

i

sale of assets, borrowings, return of capital or offering proceeds, and we have no limit on the amount we may pay from such sources. Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when you sell your Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	Use of leverage: We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•
Emerging growth company: We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•
Portfolio companies: Our investments in prospective portfolio companies may be risky and there is no limit on the amount of any such investments in which we may invest. We could lose all or part of our investment in such portfolio companies.

•
Below investment grade securities: We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering(3)	$10,000,000,000	$10,000,000,000
Class S Shares, per Share	$24.63	$3,333,333,333
Class D Shares, per Share	$24.63	$3,333,333,333
Class I Shares, per Share	$24.63	$3,333,333,333

(1)
Class S shares, Class D shares and Class I shares were initially offered at $25.00 per share, and are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. The table reflects the NAV per share of each class as of December 31, 2023.

(2)
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for

Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)
The table assumes that all shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or visiting our corporate website located at gwms.apollo.com/debtsolutionsBDC. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is April 2, 2024

SUITABILITY STANDARDS
Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama
—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.
California
—Purchasers residing in California may not invest more than 10% of their net worth in us.
Idaho
—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.
Iowa
—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded
business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.
Kansas
—It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Kentucky
—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
Maine
—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Massachusetts
—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

Missouri
—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in us.
Nebraska
—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.
New Jersey
—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded
direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.
New Mexico
—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded
business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
North Dakota
—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.
Ohio
—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in us, our affiliates and in any other non-traded
BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. Ohio residents that own Class S or Class D Shares may not participate in the Fund’s distribution reinvestment plan.
Oklahoma
—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.
Oregon
—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
Puerto Rico
—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded
business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
Tennessee
—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.
Vermont
—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited
Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

v

The Adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the lack of liquidity of our shares;

•	the background and qualification of our Adviser; and

•	the tax consequences of the investment.
In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at gwms.apollo.com/debtsolutionsBDC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our” and the “Fund” refer to Apollo Debt Solutions BDC, together with its consolidated subsidiaries.
Unless otherwise noted, numerical information relating to Apollo is approximate as of December 31, 2023.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.
You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Apollo Debt Solutions BDC?

A:
We are a Delaware statutory trust formed on December 4, 2020. We are a non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Apollo Credit Management, LLC (the “Adviser”). The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”).

Q:	Who is Apollo?

A:
Founded in 1990, Apollo is a high-growth, global alternative asset manager and retirement services provider. Its asset management businesses focuses on three investing strategies: credit, equity and real assets. Through its asset management business, Apollo raises, invests and manages funds, accounts and other vehicles, on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds and insurance companies, as well as other institutional and individual investors. Apollo’s retirement services business is conduct by Athene, a leading financial services company that specializes in issuing, reinsuring and acquiring retirement savings products for the increasing number of individuals and institutions seeking to fund retirement needs. As of December 31, 2023, Apollo had total assets under management (“AUM”) of $651 billion and a team of 4,879 employees, including 1,976 employees of Athene.

Apollo manages the leading alternative credit business with $480 billion in credit AUM and more than 360 investment professionals across an array of corporate, asset-backed and insurance-related investment strategies. The Fund benefits from its affiliation with Apollo as a scaled direct lending platform with over $50 billion of dedicated direct lending AUM. Apollo’s corporate credit business dates back over twenty years, with a heritage as one of the largest managers of syndicated loans. Over the course of decades, Apollo has built incumbency with thousands of the leveraged loan issuers, many of which are backed by the largest blue-chip private equity sponsors. Today, Apollo has established relationships with approximately 500 sponsors and over 3,000 lending relationships. Incumbency and scale enable Apollo to source and deliver attractive lending opportunities for its investor clients. In 2023, Apollo and its affiliates originated $24 billion in direct lending transactions.
Apollo’s investment philosophy is centered on the ethos that “purchase price matters,” allocating capital to the best risk-reward investment opportunities throughout market and economic cycles. Apollo’s focus on alternative asset investing seeks to deliver excess return per unit of risk at all points across the investment spectrum. Investors in the Fund’s shares also benefit from significant alignment of interest with Apollo since, through Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest
alongside the Fund.
Our objective is to bring Apollo’s leading credit investment platform to the non-exchange
traded BDC industry.

Q:	What is a business development company, or BDC?

A:
A BDC is a special
closed-end
investment vehicle that is regulated under the 1940 Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio in
“non-qualifying”
portfolio investments, such as investments in
non-U.S.
companies. See “Investment Objectives and Strategies—Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?

A:
We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:
A
non-exchange
traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose common shares of beneficial interest (“Common Shares”) are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly net asset value (“NAV”) per share. In our perpetual-life structure, we may offer to repurchase Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Q:	What are your investment objectives?

A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment strategy?

A:
Our investment strategy is focused on sourcing deals directly with large private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. We believe there is a market opportunity for these large private U.S. borrowers. We define large private U.S. borrowers as those companies that generally generate on an annual basis at least $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the private large borrower space to the extent we believe such investments enhance the overall risk/return profile for our shareholders and help us meet our investment objectives.
Our investment strategy is expected to capitalize on Apollo’s scale and reputation as an attractive financing partner allowing us to source investments at attractive pricing and terms. We also expect to benefit from Apollo’s ability to transact in size with speed and certainty, as well as from its long-standing and extensive relationships with both private equity firms and corporations, where Apollo has a preexisting lending relationship.

Q:	What types of investments do you intend to make?

A:
We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, with a strong emphasis on senior secured lending. While most of our investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other
non-U.S.
companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.
Our investments are subject to a number of risks. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:	What is an originated loan?

A:
An originated loan is a loan where we lend directly to the borrower and hold the loan generally on our own or only with other Apollo affiliates. These opportunities are typically sourced through direct dialogue with counterparties, as opposed to through intermediaries such as banks or brokers. By holding the majority or all of the loan, we often can drive lender-friendly terms, pricing and execution. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, in several pieces to other investors, where influence on the economics and structure can be limited. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors. We believe that the ability to tailor terms to the needs of our borrowers, as well as our ability to ability to compete on the basis of size and certainty of execution, afford us advantages.

Q:	Are there any risks involved in buying your shares?

A:
Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	Limited operating history: We have limited prior operating history and there is no assurance that we will achieve our investment objectives.

•
Limited liquidity:
You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We have implemented a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	No secondary market: We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.

•	Substantial fees: You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•	Volatile markets: Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•
No guarantee of distributions:
We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and we have no limit on the amount we may pay from such sources. Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when you sell your Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	Use of leverage: We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•
Emerging growth company:
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•
Portfolio companies:
Our investments in prospective portfolio companies may be risky and there is no limit on the amount of any such investments in which we may invest. We could lose all or part of our investment in such portfolio companies.

•
Below investment grade securities:
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	What are the Fund’s strategy highlights?

A:
Apollo believes the Fund’s investment strategy represents a differentiated approach to private credit investing and seeks to provide investors with attractive, downside-protected returns. More specifically, Apollo believes that the following characteristics distinguish the Fund as a compelling investment opportunity.

•
Significant Addressable Market Size.
The global leveraged finance market is over $5 trillion in size as of late 2023. Private credit has become an increasingly significant part with estimates of its size generally in excess of $1.5 trillion. Historically there was a hard distinction between private and public credit markets, with the former largely synonymous with middle market lending. More recently, there has been a shift, with private lending becoming an increasingly favorable option versus public markets. Going forward, we believe the next phase of growth in private credit could be even more massive given the ongoing “privatization” of activities historically centered in the public markets. We believe this emerging private lending opportunity will be primarily associated with lending to larger private corporate borrowers who will increasingly rely on scaled direct lending platforms that are able to transact at the scale required to meet their needs. At its current size, the Fund represents less than 1% of the aggregate global levered finance market, implying significant room for further expansion.

•
Burgeoning “Large Cap” Lending Opportunity.
Apollo believes there is a dearth of available alternative financing solutions for large corporate issuers outside of the broadly syndicated and high yield markets, despite a growing demand for flexible solutions. Large companies historically utilized banks to tap the public high yield and leveraged loan markets in order to meet their financing needs. Historically, banks typically held these bonds and loans on their own balance sheets, but over the last 15 years moved to an originate-to-distribute
model because of increased regulatory burdens and capital charges. Today, banks generally arrange the financing for a company for a fee and syndicate the debt out to institutional investors. This mechanism for raising capital became increasingly stressed over the past few years as unstable market conditions and the uncertain economic backdrop caused investors and arranging banks to retrench from the market. Primary public debt markets for sub-investment
grade companies are sensitive to market conditions and bank appetite to provide funding to many large issuers falters in volatile markets, like we experienced during
COVID-19
and across 2022. For example, in 2022, volatile market conditions led to sharp year-over-year declines in both leveraged loan and high yield primary issuance, leaving the private market as the only viable financing option for a swath of large borrowers. More recently, for much of 2023, the public leveraged loan markets were largely closed for new sponsor buyout activity. Apollo believes these dynamics will enable the Fund to secure favorable pricing and more rigorous structural protections, driving value for the benefit of the Fund. Apollo believes that this opportunity is only accessible to scaled alternative asset managers with significant relationships and cycle-tested investing expertise, and that the Fund is therefore well-positioned to capitalize on the growing opportunity set.

•
Proprietary Sourcing Engine Drives Direct Origination.
Across its global platform, Apollo has found that deal flow is often driven by relationships, and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. Apollo’s corporate credit business maintains coverage of over 3,000 companies worldwide. As a result, members of the corporate credit team are in frequent dialogue with management teams and intermediaries, enabling visibility into a given company’s financing needs as well as opportunities to organically grow existing lending relationships. The size and scale of our liquid credit businesses have become increasingly important given the trend from public to private lending, particularly among larger corporate borrowers. Apollo believes that its ability to leverage its incumbency to source deals directly with large corporate borrowers creates a meaningful barrier to entry. We further augment these efforts with a dedicated sponsor coverage effort, that includes approximately three dozen professionals focused on origination and sourcing direct lending transactions. As of December 31, 2023, Apollo funds loaned approximately $33 billion to portfolio companies of Apollo’s top 30 sponsors. Importantly, Apollo’s credit business is one of the largest lending counterparties to Wall Street, with trading volume across credit products well in excess of $100 billion in recent years. This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which Apollo believes will put the Fund in a position to access challenged syndications at attractive terms during periods of volatility. Through these various touchpoints, Apollo has established a combination of robust networks and proprietary relationships that it believes will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

•
Apollo’s Status as a Preferred Lending Counterparty.
Apollo has developed a reputation as an attractive lending partner due to its scale and ability to design creative capital solutions across capital structures, particularly in complex situations. The Fund will have the opportunity to participate alongside other Apollo funds and accounts when it underwrites and commits to large transactions, streamlining the execution process for borrowers and enabling them to only interface with a single counterparty, due to the breadth and scale of Apollo’s capital base, which for this purpose includes numerous long-standing co-investment
relationships and syndication capabilities with credit market investors. Being the sole or primary lender in size also facilitates alignment and a partnership mentality that is differentiated from traditional lending relationships. Additionally, our underwriting and structuring ability coupled with company and sector-specific insights across the Apollo platform is expected to enable Apollo to embrace complexity and provide bespoke capital solutions tailored to borrowers’ unique financing needs, including greater certainty of funding at specified terms or within compressed timetables. Apollo believes that the Fund augments Apollo’s ability to leverage its reputation as a preferred lending partner to selectively source proprietary opportunities in large corporate direct lending. Based on our experience in the large corporate direct lending market, we believe that the Fund has an advantage in its ability to provide capital in scale with greater certainty of closing as well as to deliver strategic partner-like benefits.

•
Strong Alignment with Apollo Balance Sheet Capital.
Since its merger with Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest
alongside the Fund. As a result, the Fund and Apollo will generally be aligned with similar exposure to underlying direct lending investments. Apollo balance sheet capital refers to the insurance company balance sheet of its retirement services business, Athene, as well as commitments directly from Apollo. Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest
alongside the Fund.

•
Strong Apollo Sponsorship and Integrated Business Model
. Apollo operates its global franchise as an integrated investment platform, leveraging the same monitoring and risk management capabilities across Apollo’s credit business. In the process of screening, executing and monitoring investments across businesses, Apollo has developed valuable relationships with well-regarded sponsors, leading management teams, consultants and other intermediaries, which further drives high-quality deals and thoughtful insights during the investment process. Apollo believes the Fund will benefit from the wealth of knowledge, experience and capabilities across asset classes, industries and geographies at Apollo, which will widen the Fund’s lens and enable the Fund team to more successfully source, diligence and manage opportunities across market cycles.

Q:	What is the market opportunity?

A:
Apollo believes there is an ongoing structural shift to private financing alternatives for borrowers of all sizes, including large private U.S. corporations. This trend is being driven by ongoing shifts in public credit market structure that have given rise to periods of uncertainty, as well as changes in the banking industry driven by continued tightening of regulation.

Due to ongoing evolution in banks’ regulatory environment and increasing capital requirements, bank lending to many non-investment
grade borrowers has moved toward an originate to distribute model, where banks often seek to retain minimal amounts of the loans on their own balance sheet. The buyer base for syndicated loans is primarily comprised of loan mutual funds and collateralized loan obligations (“CLOs”). Loan mutual funds are open-ended investment structures and therefore subject to outflows which can limit their reliability as a source of capital to borrowers. Similarly, formation patterns for CLOs are uncertain with finite reinvestment periods and various other structural limitations on the types of borrowers they will typically target. The result is that available capital in public credit markets may not always be reliable. In contrast, direct lending platforms such as Apollo are able to lead transactions and deliver financing solutions at all points through the cycle, regardless of market environment. For borrowers, negotiating with a single or only a small handful of lenders on a bilateral basis allows for more efficient execution and increased confidentiality versus a syndicated approach. Direct lenders are also able to tailor their financing solutions for borrowers’ specific circumstances or to address their specific needs, such as through the provision of revolving credit lines and delayed draw term loans, as unfunded commitments are often difficult for mutual funds and CLOs to hold.
While cyclical dynamics have accelerated growth in the opportunity, we believe the trend toward private lending solutions is a long-term trend, particularly among larger private corporate borrowers. Scaled direct lenders who are able to originate with speed and speak for size are able to act as solution providers to borrowers by addressing the challenges that have come to be associated with accessing the traditional avenues of public markets or bank lending. As the private debt market has grown in size and sophistication, firms such as Apollo have been able to bring these benefits to larger borrowers who traditionally would have had limited options away from syndicated bank loan markets. In exchange for providing these benefits, direct lending solutions are often able to command a yield premium over other sources of capital while taking top-of-the-capital
structure, senior secured risk with significant subordination. Given its long-tenure as an institution, its expertise in credit investing broadly and incumbency with hundreds of sponsors or thousands of issuers, we believe that Apollo is well positioned to capitalize on this opportunity.

Q:	Do you intend to invest in liquid credit investments in addition to originated loans?

A:
From time to time, we may invest in debt securities issued by corporate borrowers outside of the large private U.S. borrower space to the extent we believe such investments can enhance the overall risk/return profile for our shareholders and help us meet our investment objectives. We do not expect such securities to be a substantial portion of our portfolio. This may include more liquid debt securities which may enable us to prudently manage the overall liquidity profile of the Fund while still seeking to provide our shareholders with attractive investment returns.

Q:	How will you identify investments?

A:
We employ a sophisticated and disciplined approach with respect to sourcing, evaluating and executing prospective investments, consistent with how Apollo manages its funds’ investments across the firm. Our process is defined by an emphasis on meaningful downside protection and the preservation of capital, which we will seek to achieve through extensive private equity-style due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on
approach to

driving value and managing investments throughout the ownership period. In this process, the Fund will leverage the collective knowledge and resources of Apollo’s Global Corporate Credit team as well as Apollo’s integrated platform more broadly.

Q:	Will you use leverage?

A:
Yes. To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors.”

Q:	How will the Fund be allocated investment opportunities?

A:
Apollo, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Apollo may establish.

The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
An affiliate of the Adviser has received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s board of trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) may establish objective criteria (“Board Criteria”) clearly defining co-investment
opportunities in which the Fund will have the opportunity to participate with one or more listed or private Apollo-managed BDCs, including us (the “Apollo BDCs”), and other public or private Apollo funds that target similar assets. If an investment falls within the Board Criteria, Apollo must offer an opportunity for the Apollo BDCs to participate. The Apollo BDCs may determine to participate or not to participate, depending on whether Apollo determines that the investment is appropriate for the Apollo BDCs (e.g., based on investment strategy). The co-investment
would generally be allocated to us, any other Apollo BDCs (including MidCap Financial Investment Corporation, formerly known as Apollo Investment Corporation) and the other Apollo funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Q:	How is an investment in your Common Shares different from an investment in listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•
Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. The estimated value of our assets and liabilities is used to determine our NAV. The NAV of non-traded
BDCs may be subject to volatility related to the values of their underlying assets.

•
An investment in our shares has limited or no liquidity outside of our share repurchase plan and our share repurchase plan may be modified or suspended. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

•	Some listed BDCs are often self-managed, whereas our investment operations are managed by the Adviser, which is part of Apollo.

•
Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

•
Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter limits the fees we may pay to the Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its Board of Trustees, audit committee, independent Trustee oversight of executive compensation and the Trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded
BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your shares be appropriate?

A:	An investment in our shares may be appropriate for you if you:

•	meet the minimum suitability standards described above under “Suitability Standards;”

•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your shares as a long-term investment and do not need liquidity from your investment quickly in the near future.
We cannot assure you that an investment in our shares will allow you to realize any of these objectives. An investment in our shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter in our discretion. See “Share Repurchase Program.”

Q:	Do you currently own any investments?

A:
Yes. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Portfolio Companies” and the financial statements included herein for information on our investments.

Q:	What is the role of your Board of Trustees?

A:
We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have five Trustees, four of whom have been determined to be independent of us, the Adviser, Apollo and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Q:	What is the difference between the Class S shares, Class D shares and Class I shares being offered?

A:
We are offering to the public three separate classes of Common Shares: Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•
For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, payable monthly.

•
For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, payable monthly.

•	No shareholder servicing or distribution fees will be paid with respect to the Class I shares.
The shareholder servicing and/or distribution fees are similar to sales commissions. In addition, although no upfront sales loads will be paid with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S shares, Class D shares and Class I shares.
Assuming a constant net asset value per share of $25.00, we expect that a one-time
investment in 400 shares of each class of our shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0
Class S shares are available through brokerage and transaction-based accounts.

Class D shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class D shares,

(2)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,

(3)	through transaction/ brokerage platforms at participating brokers,

(4)	through certain registered investment advisers,

(5)	through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.
Class I shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class I shares,

(2)	by endowments, foundations, pension funds and other institutional investors,

(3)	through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares,

(4)	through certain registered investment advisers,

(5)
by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.
In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.
If you are eligible to purchase all three classes of shares, then you should consider that Class I shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S shares and Class D shares but not Class I shares, then you should consider that Class D shares have lower annual shareholder servicing and/or distribution fees than Class S shares. You should inquire with your broker dealer or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment.

Q:	What is the per share purchase price?

A:	Shares are sold at the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated?

A:	Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule
2a-5
under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of our investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board of Trustees. Even though the Board of Trustees designated the Adviser as “valuation designee,” the Board of Trustees continues to be responsible for overseeing the processes for determining fair valuation. Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, the Adviser typically utilizes independent third party valuation firms to assist us in determining fair value of such investments in good faith, based on procedures adopted by and subject to the supervision of the Board of Trustees.
We will also determine our NAV as of the last day of a month that is not also the last day of a calendar quarter and we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). Investments for which market quotations are readily available are recorded at such market quotations. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:
The minimum initial investment in Class D shares, Class S shares and Class I shares is $2,500. The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, the Intermediary Manager, an affiliate of the Adviser, may elect to accept smaller investments in its discretion.

Q:	What is a “best efforts” offering?

A:
Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?

A:
We have registered $10,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?

A:
Investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase.
See “How to Subscribe” for more details.

Q:	When will the NAV per share be available?

A:
We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	May I withdraw my subscription request once I have made it?

A:
Yes. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,
1-833-772-1959.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:
We have declared distributions each month beginning in January 2022 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S shares, Class D shares and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S shares and Class D shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?

A:
Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment, which may result in increased tax liability to shareholders when they sell such shares. Because each investor’s tax position is different, you should consult with your tax advisor. In particular,
non-U.S.
investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?

A:	Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio,

Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Ohio residents that own Class S shares or Class D shares are not eligible to participate in the our distribution reinvestment plan. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?

A:
Yes, subject to limitations. We have commenced a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. As a result, share repurchases may not be available each quarter. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter (the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable.

Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•
in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form
1099-DIV
or IRS Form
1099-B,
if required, and, in the case of
non-U.S.
shareholders, an annual IRS Form
1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•
a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, gwms.apollo.com/debtsolutionsBDC, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at
www.sec.gov
.
In addition, our monthly NAV per share is posted on our website promptly after it has become available.

Q:	What fees do you pay to the Adviser?

A:
Pursuant to the advisory agreement between us and the Adviser (the “Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investors and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.

•
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.

•	The incentive fee consists of two components as follows:

•
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•
The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Advisory Agreement and Administrative Agreement.”

Q:	Who will administer the Fund?

A:
Apollo Credit Management, LLC, as our administrator (the “Administrator”), will provide, or oversee the performance of, administrative and compliance services. We will reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the administration agreement (the “Administration Agreement”). See “Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•
For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, payable monthly.

•
For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, payable monthly.

•	No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares.
The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for
sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

Q:	What are your expected operating expenses?

A:
We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Apollo and its affiliates?

A:
The Adviser, Apollo and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our shares?

A:
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”).

Prospective investors should carefully review the matters discussed under “Risk Factors—Risks Related to an Investment in the Shares” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the impact of being an “emerging growth company”?

A:
We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);

•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding
shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding
shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible
debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule
12b-2
under the Exchange Act.
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: SS&C GIDS, Inc., 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

FEES
AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load (1)	—%	—%	—%
Maximum Early Repurchase Deduction (2)	2.0%	2.0%	2.0%
Annual expenses (as a percentage of net assets attributable to our Common Shares) (3)
Base management fees (4)	1.25%	1.25%	1.25%
Incentive fees (5)	—%	—%	—%
Shareholder servicing and/or distribution fees (6)	0.85%	0.25%	—%
Interest payment on borrowed funds (7)	8.50%	8.50%	8.50%
Other expenses (8)	0.66%	0.66%	0.66%
Total annual expenses	11.25%	10.65%	10.40%

(1)
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

(2)
Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV. The one-year
holding period is measured as of the subscription closing date immediately following the prospective Repurchase Date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)	Total average net assets as of December 31, 2023 employed as the denominator for expense ratio computation is $2,864.7 million.

(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% on of the value of our net assets as of the beginning of the first calendar day of the applicable month.

(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:

•
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•
The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains. As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. We expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.625% of our net assets would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•
For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, payable monthly.

•
For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, payable monthly.

•	No shareholder servicing fees will be paid with respect to the Class I shares.
The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following:

(i)	a listing of Class I shares,

(ii)	our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or

(iii)
the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

(7)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, and effects of receive-fixed, pay-variable
interest rate swaps on fixed rate unsecured issuances on the amount borrowed is 8.50%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.

(8)
“Other expenses” include, but are not limited to, accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses and fees payable to our Trustees, as discussed in “Plan of Operation.” We have entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates. If the Adviser elects to pay certain of our expenses, the Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. See “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because the Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Adviser.

Example:
We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that:

(1)	that our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses;

(2)	that the annual return before fees and expenses is 5.0%;

(3)	that the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV; and

(4)	your financial intermediary does not directly charge you transaction or other fees.
Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$109	$307	$481	$829
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$115	$321	$500	$850

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$104	$293	$462	$808
Total expenses assuming a 5.0% annual return solely from net realized capital gains::	$109	$308	$482	$830
Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income	$101	$288	$454	$798
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$107	$302	$474	$821
While the examples assume a
5.0
% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this.
These examples should not be considered a representation of your future expenses.
If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of
5.0
%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

FINANCIAL HIGHLIGHTS
The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2023 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose reports thereon are included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.
The following are the financial highlights for the year ended December 31, 2023:

	Year Ended December 31, 2023
	Class S	Class D	Class I
Per Share Data (1) :
Net asset value at beginning of period	$23.20	$23.20	$23.20
Net investment income (1)	2.37	2.55	2.57
Net unrealized and realized gain (losses) (2)	1.06	1.02	1.06

Net increase (decrease) in net assets resulting from operations	3.43	3.57	3.63
Distribution declared (3)	(2.00)	(2.14)	(2.20)

Net asset value, end of period	$24.63	$24.63	$24.63

Total return (4)	15.23%	15.92%	16.20%
Shares outstanding, end of period	34,568,776	298,321	132,584,890
Weighted average shares outstanding	19,793,694	176,105	101,835,717
Ratio/Supplemental Data:
Net assets at end of period	$851,296	$7,346	$3,265,054
Annualized ratio of net expenses to average net assets (5)	10.07%	9.36%	9.32%
Annualized ratio of net investment income to average net assets (5)	9.80%	10.55%	10.66%
Portfolio turnover rate	37.90%	37.90%	37.90%
Asset coverage per unit (6)	2,553	2,553	2,553

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 7 to the consolidated financial statements).
(4)
Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time). An investment in the Fund is subject to maximum upfront sales load of 3.5% and 1.5% for Class S shares and Class D shares, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I shares are not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is not annualized.

(5)
For the year ended December 31, 2023, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2023, the total operating expenses to average net assets were 10.07%, 9.36% and 9.32%, for Class S shares, Class D shares and Class I shares, respectively, prior to management fee waivers and expense support provided by the Adviser. Past performance is not a guarantee of future results. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables.
(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit. As of December 31, 2023, the Fund’s asset coverage was 255.3%.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Related to the Current Environment
Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect the debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. Such disruptions may result in, amongst other things, write-offs, the re-pricing
of credit risk, the failure of financial institutions or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. There can be no assurance these market conditions will not occur or worsen in the future, including as a result of the Russia-Ukraine war and more recently the Israel-Hamas war, health epidemics and pandemics, rising interest rates or renewed inflationary pressure.
Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. Such conditions could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that we have raised over the last year has been at higher rates than we have raised debt in the past due to the higher interest rate environment we have been experiencing. The debt capital that will be available to us in the future, if at all, may continue to be at a higher cost, including as a result of the current interest rate environment, and on less favorable terms and conditions than what we have historically experienced. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.
Significant disruption or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant disruption or volatility in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information, a misappropriation of funds, and/or damage to our business relationships, all of which could negatively impact our financial results.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased, and will likely continue to increase in the future. Such threats are prevalent and continue to rise, are increasingly difficult to detect, and come from a variety of sources, including traditional computer “hackers,” threat actors, “hacktivists,” organized criminal threat actors, personnel (such as through theft or misuse), sophisticated nation states, and nation-state-supported actors. Some actors now engage and are expected to continue to engage in cyber-attacks, including, without limitation, nation-state actors for geopolitical reasons and in conjunction with military conflicts and defense activities. During times of war and other major conflicts, we and the third-party service providers upon which we rely may be vulnerable to a heightened risk of these attacks, including retaliatory cyberattacks.
The result of these incidents could include disrupted operations, misstated or unreliable financial data, disrupted market price of our Common Shares, misappropriation of assets, liability for stolen assets or information, increased cybersecurity protection and insurance costs, regulatory enforcement, litigation and damage to our investor relationships. These risks require continuous and likely increasing attention and other resources from us, Apollo and third-party service providers to, among other actions, identify and quantify these risks, upgrade and expand our technologies, systems and processes to adequately address them and provide periodic training for the Adviser’s employees to assist them in detecting phishing, malware and other schemes. Such attention diverts time and other resources from other activities and there is no assurance that such efforts will be effective. Additionally, the cost of maintaining such systems and processes, procedures and internal controls may increase from its current level.
In the normal course of business, we and our third-party service providers collect and retain certain personal information provided by borrowers, employees and vendors. We also rely extensively on computer systems to process transactions and manage our business. We can provide no assurance that the data security measures designed to protect confidential information on our systems established by us and our service providers will be able to prevent unauthorized access to this personal information. Even the most well protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.
Remote work has become more common among the employees and personnel of the Adviser, Apollo and other third-party service providers and has increased risks to the information technology systems and confidential, proprietary, and sensitive data of the Adviser, Apollo and other third-party service providers as more of those employees utilize network connections, computers, and devices outside of the employer’s premises or network, including working at home, while in transit, and in public locations. Those employees working remotely could expose the Adviser, Apollo and other third-party service providers to additional cybersecurity risks and vulnerabilities as their systems could be negatively affected by vulnerabilities present in external systems and technologies outside of their control.
Our business depends on the communications and information systems of Apollo and other third-party service providers. Such systems may fail to operate properly or become disabled as a result of cyber incidents.

Any failure or interruption of the systems of Apollo or any other counterparties that we rely on could cause delays or other problems and could have a material adverse effect on our operating results. None of us, the Adviser or Apollo have experienced any material breach of cybersecurity. However, we can provide no assurance that the networks and systems that we, the Adviser, Apollo or our third-party service providers have established or use will be effective. As our reliance on technology has increased, so have the risks posed to our communications and information systems, both internal and those provided by the Adviser, Apollo and third-party service providers. Apollo’s processes, procedures and internal controls that are designed to mitigate cybersecurity risks and cyber intrusions do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident. Despite the security policies and procedures, Apollo has implemented that were designed to safeguard our systems and confidential, proprietary, and sensitive data and to manage cybersecurity risk, there can be no assurance that these measures will be effective. Apollo takes steps to monitor and develop our information technology networks and infrastructure and invest in the development and enhancement of our controls designed to prevent, detect, respond to, and mitigate the risk of unauthorized access, misuse, computer viruses, and other events that could have a security impact.
Even if we are not targeted directly, cyberattacks on the U.S. and foreign governments, financial markets, financial institutions, or other businesses, including borrowers, vendors, software creators, cybersecurity service providers, and other third parties with whom we do business and rely, may occur, and such events could disrupt our normal business operations and networks in the future.
We are exposed to risks associated with changes in interest rates, including the current rising interest rate environment.
General interest rate fluctuations may have a substantial negative impact on our investments, the value of our Common Shares and our rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations, adversely affecting the credit quality of our investments.
An increase in interest rates could also decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Moreover, an increase in interest rates available to investors could make investment in our Common Shares less attractive if we are not able to increase our dividend rate, which could reduce the value of our Common Shares. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. From time to time, we may also enter into certain hedging transactions to mitigate our exposure to changes in interest rates. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
Our debt investments are based on fixed and floating rates, such as Euro Interbank Offer Rate (“EURIBOR”), Term SOFR, the Federal Funds Rate or the Prime Rate. Market prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. Market prices for debt that pays a fixed rate of return tend to decline as interest rates rise. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term, fixed-rate securities. Market prices for floating rate investments may also fluctuate in rising rate environments with prices tending to decline when credit spreads widen. A decline in the prices of the debt we own could adversely affect our net assets resulting from operations and the market price of our Common Shares.
Rising interest rates may also increase the cost of debt for our underlying portfolio companies, which could adversely impact their financial performance and ability to meet ongoing obligations to us. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to pay dividends at a level that provides a similar return, which could reduce the value of our Common Shares.
Inflation and global supply chain issues may adversely affect our business.
Inflation and fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.
Economic activity has continued to accelerate across sectors and regions. Nevertheless, global supply chain issues have, and may in the future, lead to a rise in energy prices. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response. Persistent inflationary pressures could affect our obligors’ profit margins.
Additionally, the continuing trade dispute between the United States and China, pursuant to which both countries have, among other things, imposed tariffs on one another, has had an adverse economic effect on U.S. markets and international trade more broadly. This adverse economic effect is likely to become more pronounced if the dispute remains unresolved, which could have a material adverse impact on the Fund’s portfolio investments. For example, existing and any additional supply chain and other laws, regulations, or executive orders by either country that restrict or prohibit transactions or impose requirements or limitations on business could impair the ability of U.S.-based companies (in which the Fund is likely to invest) to expand into markets in China and the ability of such companies’ to produce or obtain component parts necessary for production. Also, for the foreseeable future, the trade dispute will likely continue to be an ongoing source of instability, resulting in significant currency fluctuations, increased capital markets volatility, and other adverse effects on international markets, international trade agreements, and other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), which could present similar and additional potential risks and consequences for the Fund and is portfolio investments.
The ongoing armed conflicts as a result of the Russian invasion of Ukraine and the war between Israel and Hamas may have a material adverse impact on us and our portfolio companies.
On February 24, 2022, Russian President Vladimir Putin commenced a full-scale invasion of Russia’s pre-positioned
forces into Ukraine, which could have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s investments. The Russian invasion of Ukraine and the war between Israel and Hamas in the Middle East have led, are currently leading, and for an unknown period of time may continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. Furthermore, the aforementioned conflicts and the varying involvement of the United States and other NATO countries could preclude prediction as to their ultimate adverse impact on global economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments or operations, and the ability of the Fund to achieve its investment objectives. Additionally, to the extent that third parties, investors, or related customer bases have material operations or assets in such conflict zones, they may have adverse consequences related to the ongoing conflict.
Price declines in the medium- and
large-sized
U.S. corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.
Conditions in the medium- and
large-sized
U.S. corporate debt market may deteriorate, which may cause pricing levels to similarly decline or be volatile. As a result, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.
The current state of the economy and volatility in the global financial markets could have a material adverse effect on our business, financial condition and results of operations.
The U.S. and global capital markets experienced extreme volatility and disruption in recent years, leading to periods of recessionary conditions and depressed levels of consumer and commercial spending. For instance, monetary policies of the Federal Reserve and political uncertainty resulting from recent events, including changes to U.S. trade policies, the impact of the end of the transition period following United Kingdom’s exit from the European Union in January 2020 (“Brexit”), the provisional application of the
EU-UK
Trade and Cooperation Agreement and ongoing conflicts between Russia and Ukraine and Israel and Hamas and related responses, has led to, from time to time, disruption and instability in the global markets. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We cannot assure you that these conditions will not worsen. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.
The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment
grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.
Should the U.S economy be adversely impacted by increased volatility in the global financial markets caused by continued contagion from the Eurozone crisis, further turbulence in Chinese stock markets and global commodity markets, Brexit, the war in Ukraine and Russia, health epidemics and pandemics or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.
The interest rates of some of our floating-rate loans to our portfolio companies that extend beyond 2023 might be subject to change based on recent regulatory changes.
Most U.S. dollar LIBOR loans are no longer published after June 30, 2023 although certain synthetic rates will be published through September 30, 2024. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). As of December 31, 2023, primarily all of our loan agreements with portfolio companies as well as our credit facilities and interest rate swap agreements either include fallback language to address a LIBOR replacement or such agreements have been amended to no longer utilize LIBOR as a factor in determining the interest rate.

We are subject to risks associated with artificial intelligence, including the application of various forms of artificial intelligence such as machine learning technology.
Recent technological advances in artificial intelligence, including machine learning technology (“Machine Learning Technology”), pose risks to us and our portfolio companies. We and our portfolio companies could be exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties use Machine Learning Technology in their business activities. We and the Adviser are not in a position to control the use of Machine Learning Technology in third-party products or services. Use of Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party Machine Learning Technology applications and users. Machine Learning Technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments.
Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of Machine Learning Technology. To the extent we or our portfolio companies are exposed to the risks of Machine Learning Technology use, any such inaccuracies or errors could adversely impact us or our portfolio companies.
Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, which could have a negative impact on our and our portfolio companies’ businesses and operations.
Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics. Another severe health pandemic or epidemic can disrupt our and our portfolio companies’ businesses and materially and adversely impact our and/or their financial results.
We and/or our portfolio companies may be materially and adversely impacted by global climate change.
Climate change is widely considered to be a significant threat to the global economy. Our business operations and our portfolio companies may face risks associated with climate change, including risks related to the impact of climate-related legislation and regulation (both domestically and internationally), risks related to climate-related business trends (such as the process of transitioning to a lower-carbon economy), and risks stemming from the physical impacts of climate change, such as the increasing frequency or severity of extreme weather events and rising sea levels and temperatures.
Risks Related to Our Business and Structure
We are a relatively new company and have a limited operating history.
We are a
non-diversified,
closed-end
management investment company that has elected to be regulated as a BDC with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and the value of a shareholder’s investment could decline substantially or become worthless. Further, the Adviser has not previously offered a non-traded
business development company. While we believe that the past professional experiences of the Adviser’s investment team, including investment and financial experience of the Adviser’s senior management, will increase the likelihood that the Adviser will be able to manage the Fund successfully, there can be no assurance that this will be the case.

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.
Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.
Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.
Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
Our ability to achieve our investment objective depends on the ability of the Adviser to manage and support our investment process. If the Adviser or Apollo were to lose any members of their respective senior management teams, our ability to achieve our investment objective could be significantly harmed.
Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Adviser and its affiliates. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Apollo and its senior management team. The departure of any members of Apollo’s senior management team could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
The Advisory Agreement has been approved pursuant to Section 15 of the 1940 Act. In addition, the Advisory Agreement has termination provisions that allow the parties to terminate the agreement. The Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. If the Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Advisory Agreement is terminated, it may be difficult for us to replace the Adviser. Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under future indebtedness, if any, and pay distributions, are likely to be adversely affected, and the value of our Common Shares may decline.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
The Adviser depends on the broader Apollo relationships with private equity sponsors, investment banks and commercial banks, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its organizations fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
The failure of major financial institutions, namely banks, or sustained financial market illiquidity, could adversely affect our and/or our portfolio companies’ businesses and results of operations.
The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our ability to borrow from financial institutions on favorable terms. Our direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions. Additionally, if a portfolio company’s sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders,
including syndicate banks or other fund vehicles, to undertake and/or execute co-investment
transactions with us, which in turn may result in fewer
co-investment
opportunities being made available to us or impact our ability to provide additional follow-on
support to portfolio companies. Our and our portfolio companies’ ability to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.
We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. companies. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Some of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match such competitors’ pricing, terms or structure. If we are forced to match such competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss.
As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies in which we invest. Many of our investments are not publicly-traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of the last day of a month that is not also the last day of a calendar quarter, the Fund will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter end process.
As part of our valuation process, we will take into account relevant factors in determining the fair value of the Fund’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded
securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments.
There is a risk that investors in our shares may not receive distributions or that our distributions may decrease over time.
We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.
The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets.
We may fund our cash distributions to shareholders from any sources of funds available to us, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital
gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.
Although we do not intend to fund distributions from sources other than operating cash flow in the ordinary course, we may fund distributions from other sources, including but not limited to from proceeds of this offering, if, for example, we determine that it would not be in the best interests of shareholders to sell portfolio investments in a market downturn and we are unable to borrow due to 1940 Act asset coverage limitations to fund distributions. As discussed elsewhere in this prospectus, we are generally required to distribute 90% of our ordinary income to ensure RIC tax treatment and we may take such actions to ensure we meet the applicable RIC tax treatment requirements. Please see, “Risk Factors—Federal Income Tax Risks—We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” To the extent we pay distributions from a source other than net investment income, we are required to notify shareholders of the sources of such distribution pursuant to Section 19 and Rule
19a-1
under the 1940 Act. Any distributions we make will be at the discretion of the Board of Trustees, which has a fiduciary duty to shareholders, taking into account factors such as our disclosure to investors, earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law.
Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our Expense Support and Conditional Reimbursement Agreement.
Substantial portions of our distributions may be funded through the reimbursement of certain expenses by our Adviser and its affiliates, including through the waiver of certain investment advisory fees by our Adviser. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser and its affiliates continue to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by our Adviser or its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.
We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).
We intend to generally fund distributions from operating cash flow in the ordinary course. However, shareholders should understand that we may make distributions from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator and that such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. To the extent that we borrow to fund distributions, the payment of interest on such borrowings will decrease the Fund’s NAV, which would also cause the price per share in this offering to decrease. Shareholders should also understand that any amounts we use to pay distributions to shareholders from sources other than cash flow from operations may be required to be repaid in the future and that our future repayments of such amounts to the Adviser or any lender will reduce the amount of the future distributions. Further, the per share amount of distributions on Class S shares, Class D shares and Class I shares may differ because of different allocations of class-specific expenses. For example, distributions on Class S shares and Class D shares will be lower than on Class I shares because Class S shares and Class D shares are subject to different shareholder servicing and/or distribution fees. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.
Although we have commenced a share repurchase program, we have discretion to not repurchase your shares or to suspend the program.
Our Board of Trustees may amend or suspend the share repurchase program at any time in its discretion. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. You may not be able to sell your shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.
The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.
In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the Repurchase Date.
Changes in interest rates may affect our cost of capital and net investment income.
Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive
fee net investment income.

A lack of liquidity in certain of our investments may adversely affect our business.
We intend to invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.
As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and noncompliance with such regulations may adversely affect us.
As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
We are not required to comply with the requirements of the Sarbanes-Oxley Act, including the internal control evaluation and certification requirements of Section 404, and will not be required to comply with all of those requirements until we have been subject to the reporting requirements of the 1934 Act for a specified period of time or the date we are no longer an emerging growth company under the JOBS Act. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet. We are in the process of addressing our internal controls over financial reporting and are establishing formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within the Fund.
Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our shares, which is not expected to occur.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between our interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments)
with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, investment advisers, sub-advisers
or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Adviser, or entering into joint arrangements such as certain co-investments
with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We have obtained exemptive relief from the SEC that allows us to engage in co-investment
transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate.
General economic conditions could adversely affect the performance of our investments.
The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world, although most economists continue to expect moderate economic growth in the near term, with limited signals of an imminent recession in the U.S. as consumer and government spending remain healthy. Although the broader outlook remains constructive and progress was made on trade, including a phase one deal with China and the United States-Mexico-Canada Agreement, geopolitical instability continues to pose risk. These events, and any future similar disruptions that may arise, may have a continued adverse impact on economic and market conditions, and may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the shares.
It may be difficult to bring suit or foreclosure in
non-U.S.
countries.
Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

The nature of bankruptcy proceedings may impact the value of the Fund’s investments.
A portfolio company may become involved in a reorganization, bankruptcy or other proceeding. In any such event, the Fund may lose its entire investment, may be required to accept cash or securities or assets with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.
In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an obligor, holders of debt instruments ranking senior to the Fund’s investments would typically be entitled to receive payment in full before the Fund receives any distributions in respect of its investments. After repaying the senior creditors, such obligor may not have any remaining assets to repay its obligations to the Fund. In the case of debt ranking equally with the loans or debt securities in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant investee company. Each jurisdiction in which the Fund invests has its own insolvency laws. As a result, investments in similarly situated investee companies in different jurisdictions may well confer different rights in the event of insolvency.
A portfolio company that becomes distressed or any distressed asset received by the Fund in a restructuring would require active monitoring. Involvement by the Adviser in a company’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position therein. Bankruptcy proceedings involve a number of significant risks. Many of the events within a bankruptcy litigation are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund, particularly in those jurisdictions which give a comparatively high priority to preserving the debtor company as a going concern, or to protecting the interests of either creditors with higher ranking claims in bankruptcy or of other stakeholders, such as employees.
Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the Fund; it is subject to unpredictable and lengthy delays, particularly in jurisdictions which do not have specialized insolvency courts or judges and/or may have a higher risk of political interference in insolvency proceedings, all of which may have adverse consequences for the Fund. During such process, the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund will invest only in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal.
One of the protections offered in certain jurisdictions in bankruptcy proceedings is a stay on required payments by the borrower on loans or other securities. When a portfolio company or other issuer seeks relief under the bankruptcy laws of a particular jurisdiction (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the issuer prior to the date of the bankruptcy filing must generally petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from the stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular issuer. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.
Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge. As such, investments in issuers involved in such proceedings could subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.
Moreover, under applicable bankruptcy law, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company or other issuer filing for protection from creditors. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of an issuer prior to its filing under such laws. If a creditor is found to have interfered with an issuer’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. There can be no assurance that claims for equitable subordination or creditor liability will not be asserted with respect to the Fund’s portfolio investments.
While the challenges to liens and debt normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other U.S. state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public
information concerning the debtor.
U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of claims can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.
The insolvency of a portfolio company and related proceedings there may be a materially adverse effect on the performance of the Fund.
If a court in a lawsuit brought by a creditor or representative of creditors (such as a trustee in bankruptcy) of a portfolio company were to find that:

(a)	the portfolio company did not receive fair consideration or reasonably equivalent value for incurring the indebtedness evidenced by the securities that the company issued to the Fund and

(b)	after giving effect to such indebtedness and the use of the proceeds thereof, the portfolio company

(i)	was insolvent,

(ii)	was engaged in a business for which its remaining assets constituted unreasonably small capital or

(iii)	intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could

1.	invalidate, in whole or in part, such indebtedness as a fraudulent conveyance,

2.	subordinate such indebtedness to existing or future creditors of the obligor or

3.	recover amounts previously paid by the portfolio company to the Fund and/or proceeds with respect to such securities previously applied by the Fund, in each case, in satisfaction of such indebtedness.
In addition, upon the insolvency of a portfolio company, payments that such portfolio company made to the Fund may be subject to avoidance, cancellation and/or clawback as a “preference” if made within a certain period of time (which may be as long as two years) before insolvency. There can be no assurance as to what standard a court would apply in order to determine whether the company was “insolvent” or that, regardless of the method of valuation, a court would not determine that the company was “insolvent,” in each case, after giving effect to the indebtedness evidenced by the securities held by the Fund and the use of the proceeds thereof.
In general, if payments are voidable, whether as fraudulent conveyances, extortionate transactions or preferences, such payments may be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments, including the shareholders. To the extent that any such amounts are recaptured from the Fund, there may be a materially adverse effect on the performance of the Fund.
The above discussion is based upon U.S. federal and state laws. Insofar as investments that are obligations of
non-U.S.
obligors are concerned, the laws of
non-U.S.
jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.
The Fund may invest in portfolio companies whose capital structures may have significant leverage, which may impair these companies’ ability to finance their future operations and capital needs.
While investments in leveraged companies offer the potential opportunity for capital appreciation, such investments also involve a higher degree of risk as a result of recessions, operating problems and other general business and economic risks that may have a more pronounced effect on the profitability or survival of such companies. Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses. Moreover, rising interest rates may significantly increase portfolio companies’ interest expense, causing losses and/or the inability to service debt levels. Leverage magnifies gains and losses attributable to other investment policies and practices, such as investing in below investment grade instruments. If a portfolio company cannot generate adequate cash flow to meet debt obligations, the portfolio company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company, and the Fund may suffer a partial or total loss of capital invested in the portfolio company. Furthermore, to the extent companies in which the Fund has invested become insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of portfolio companies, the Fund may incur leverage.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares less attractive to investors.
We will remain an “emerging growth company” as defined in the JOBS Act until the earlier of:

(a)
the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates
exceeds $700 million as of the date of our most recently completed second fiscal quarter, and

(b)	the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.
Terrorist attacks, acts of war, global health emergencies or natural disasters may adversely affect our operations.
Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/ global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies or natural disasters are generally uninsurable.

Force Majeure events may adversely affect our operations.
The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.
The current period of capital markets disruption and economic uncertainty may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.
Current market conditions may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently expect to experience, including being at a higher cost in rising rate environments. If we are unable to raise debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make commitments. An inability to obtain indebtedness could have a material adverse effect on our business, financial condition or results of operations.
We may not be able to obtain all required state licenses or in any other jurisdiction where they may be required in the future.
We may be required to obtain various state licenses in order to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business.
Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objectives.
As of June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital in our offering, it would harm our ability to create a diversified portfolio of investments, particularly while the Fund has only satisfied the minimum offering amo
u
nt, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.
Risks Related to Our Investments
Our investments in portfolio companies are risky, and we could lose all or part of our investment.
Our investments may be risky and there is no limit on the amount of any such investments in which we may invest. In addition, investment analyses and decisions by the Fund and the Adviser will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. In such cases, the information available to the Fund and the Adviser at the time of an investment decision may be limited, and the Fund and the Adviser may not have access to the detailed information necessary for a full evaluation of the investment opportunity. In addition, the financial information available to the Fund and the Adviser may not be accurate or provided based upon accepted accounting methods. The Fund and the Adviser will rely upon independent consultants or advisors in connection with the evaluation of proposed investments. There can be no assurance that these consultants or advisors will accurately evaluate such investments.
Risk Associated with Unspecified Transactions; No Assurance of Investment Return.
Investors will be relying on the ability of the Adviser to source, negotiate, consummate and syndicate Fund originated loans (each, a “loan” and, together with other portfolio investments, the “portfolio investments”) using the investments of shareholders, and there is no assurance that the Adviser will find a sufficient number of attractive opportunities to meet the Fund’s investment objectives or that the Fund will be able to make and realize its investment objective. The realizable value of a highly illiquid investment, at any given time, may be less than its intrinsic value. In addition, certain types of investments held by the Fund may require a substantial length of time to liquidate. Furthermore, to the extent the investment strategy of the Fund relies upon a certain set of market and economic conditions and such conditions do not materialize for an extended period of time, the Fund may not be able to invest a significant portion of the proceeds. There can be no assurance that the Fund will be able to generate returns for its investors or that the returns will be commensurate with the risks of investing in the type of portfolio investments and transactions described herein.
Any information included in any of the Fund’s marketing materials regarding targeted returns for the Fund is provided as an indicator as to how the Fund will be managed and is not intended to be viewed as an indicator of likely performance returns to investors in the Fund. Any targeted return information is based upon projections, estimates and assumptions that a potential investment will yield a return equal to or greater than the target. Accordingly, there can be no assurance that the Fund’s projections, estimates or assumptions will be realized or that the Adviser will be successful in finding investment opportunities that meet these anticipated return parameters.
Debt Instruments Generally
.
The Fund will invest in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Certain debt instruments in which the Fund may invest may have speculative characteristics.
Generally, speculative investments securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, an economic recession could severely disrupt the market for most of these instruments and may have an adverse impact on the value of such instruments. It also is likely that any such economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon and increase the incidence of default for such instruments.
Loans Risk
. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.
Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.
Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.
Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.
If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.
If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.
The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.
A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.
In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.
The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.
The Adviser has established a counterparty and liquidity
sub-committee
that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker counterparties approved by the counterparty and liquidity
sub-committee
of the Adviser. The factors considered by the
sub-committee
when selecting and approving brokers and dealers include, but are not limited to:

i.	quality, accuracy, and timeliness of execution,

ii.	review of the reputation, financial strength and stability of the financial institution,

iii.	willingness and ability of the counterparty to commit capital,

iv.	ongoing reliability and

v.	access to underwritten offerings and secondary markets.
Loan Origination.
The Adviser will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.
In accordance with Apollo’s
co-investment
order, the Fund’s ability to acquire loans could be dependent on the existence and performance of Apollo’s origination platform, which includes other fund’s managed by Apollo and enables Apollo to commit in size to multiple deals. Therefore, a decrease in Apollo’s origination platform or its inability to acquire investments suitable for the Fund could reduce or possibly eliminate the ability of the Fund to participate in certain loans within the Fund’s investment objective and would have a material adverse effect on the Fund’s performance. Other Apollo funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Fund could make to the extent that the Fund is dependent on Apollo’s origination platform.
Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. Apollo may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.
Senior Loans
.
The investment objective of the Fund includes investing in senior secured term loans. As such, the assets of the Fund may include first lien senior secured debt and may also include selected second lien senior secured debt, the latter of which involves a higher degree of risk of a loss of capital.
The factors affecting an issuer’s first and second lien loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other unsecured debt of an issuer. For example, some first lien loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate). Issuers of first lien loans may have multiple tranches of first lien debt outstanding, each with first liens on separate collateral, or may share first liens on the same collateral. Furthermore, liens with respect to primarily U.S. financings generally only cover U.S. assets, and
non-U.S.
assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier
non-U.S.
subsidiaries). In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Code authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a prior lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which may, but need not always, consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of prior liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its leveraged loans.
Any secured debt is secured only to the extent of its lien and only to the extent of the value of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral may allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold, it is possible that the proceeds of such sale or disposition will not be sufficient to satisfy the amount of principal and interest owing to the Fund in respect of its investment.
Senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing such facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.
Senior secured loans are also subject to other risks, including:

i.	the possible invalidation of a debt or lien as a “fraudulent conveyance”;

ii.	the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing;

iii.	equitable subordination claims by other creditors;

iv.	“lender liability” claims by the portfolio company of the obligations; and

v.	environmental and/or other liabilities that may arise with respect to collateral securing the obligations.
Decisions in bankruptcy cases have held that a secondary loan market assignee can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received and does not return a preference or fraudulent conveyance, or if such prior holder engaged in conduct that would qualify for equitable subordination.
The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment
options or similar provisions that, in each case, could result in the portfolio company repaying the principal on an obligation held by the Fund earlier than expected. As a consequence, the Fund’s ability to achieve its investment objective may be adversely affected.
Equity Investments
. We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration.
The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Securities.
Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.
Non-U.S
.
Securities
. We may invest in
non-U.S.
securities, which may include securities denominated in U.S. dollars or in
non-U.S.
currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in
non-U.S.
securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the
non-U.S.
securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. Because
non-U.S.
securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.
Subordinated Debt
. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash
income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.
Below Investment Grade Risk
. In addition, we intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•
Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

•
Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

•
Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•
Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

•
Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Junior, Unsecured Securities.
Our strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Fund’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, we will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that we will recover any of the principal that we have invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.
While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular Investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that our rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.
Early repayments of our investments may have a material adverse effect on our investment objectives. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless.
There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to our investments will achieve their desired effect and potential investors should regard an investment in us as being speculative and having a high degree of risk. Furthermore, we have limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

CLO Risk
. Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies. When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.
“Covenant-lite” Obligations
. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.
Bridge Financings.
From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.
Distressed Investments; Restructurings
.
The Fund may make investments in companies that subsequently become distressed (
e.g.
, defaulted,
out-of-favor
or distressed bank loans and debt securities). Certain of the Fund’s investments may, therefore, include specific investments in companies that become highly leveraged with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. Portfolio companies may be facing liquidity challenges due to debt maturities, covenant violations, cyclical challenges or imminent bankruptcy, or they need financing in order to exit bankruptcy. The Fund’s investments may be considered speculative and subject to a high degree of risk, and the ability of the relevant portfolio companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.
Distressed/Defaulted Securities
.
The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Fund may have a more active participation in the affairs of such portfolio companies than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or an investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund and the related distributions by the Fund to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.
The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the portfolio companies, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may only be able to sell such securities at a loss. The Fund may also find it more difficult to determine the fair market value of distressed securities for the purpose of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling investments for a period of time.
Non-Performing
Debt
.
Certain debt instruments that the Fund may invest in may be or become nonperforming and possibly in default. The obligor or relevant guarantor may also be in or enter bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.
Loans may become
non-performing
for a variety of reasons and borrowers on loans constituting the Fund’s assets may seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. Upon a bankruptcy filing in a U.S. Bankruptcy Court by an issuer of debt, the U.S. Bankruptcy Code imposes an automatic stay on payments of such issuer’s pre-petition
debt. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures.
Non-performing
debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund. If a portfolio company were to file for Chapter 11 reorganization, the U.S. Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt, even if the class fails to accept the restructuring, as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met.
Such
non-performing
instruments or loans may also require a substantial amount of workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of principal. It is possible that the Fund may find it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and may result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.
Nature of Mezzanine Debt and Other Junior Unsecured Securities
.
The Fund’s strategy may include acquiring mezzanine debt, which generally will be unrated or have ratings or implied or imputed ratings below investment grade, as well as loans or securities that are junior, unsecured, equity or quasi-equity instruments. Mezzanine debt or securities are generally unsecured and/or subordinated to other obligations of the portfolio company, and tend to have greater credit and liquidity risk than that typically associated with investment grade corporate obligations. The risks associated with mezzanine debt or equity investments include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt or equity investments are highly leveraged. As such, specific developments affecting such obligors, such as reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt or equity instruments are often issued in connection with leveraged acquisitions or recapitalizations in which the portfolio companies incur a substantially higher amount of indebtedness than the level at which they had previously operated.
Default rates for mezzanine debt and other junior unsecured securities have historically been higher than such rates for investment grade securities. If the Fund makes an investment that is not secured by collateral and if the portfolio company in question does not successfully reorganize, the Fund will have no assurance (as compared to those distressed securities investors that acquire only fully collateralized positions) that it will recover any of the principal that it has invested. While junior, unsecured, equity or quasi-equity investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of the particular investments. Moreover, the ability of the Fund to influence a portfolio company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, the Fund may not be able to take steps to protect its investments in a timely manner or at all and there can be no assurance that the return objectives of the Fund or any particular investment will be achieved. In addition, the debt securities in which the Fund may invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.
Convertible Securities
.
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different portfolio company within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible
securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the portfolio company and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the portfolio company at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the portfolio company to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
Investing primarily in large private U.S. borrowers may limit the Fund’s ability to achieve high growth rates during times of economic expansion.
Investing primarily in originated assets made to large private U.S. borrowers may result in the Fund underperforming other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, the Fund’s value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.
There could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences.
The terms and conditions of loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. The Fund and the Adviser would be expected to have the authority to negotiate any amendments or modifications to the portfolio investments that are loans, but even where they do not have any such authority, they may have the authority to give or withhold consent to amendments or modifications initiated and negotiated by portfolio companies or other lenders. Consequently, there could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences. If the Fund invests or holds an investment through participation interests or derivative securities rather than directly, it is possible that the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Fund will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Fund may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Fund will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to, among other things, lender liability or fraudulent conveyance claims.
If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize
our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.
In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder:

i.	intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower,

ii.	engages in other inequitable conduct to the detriment of such other creditors,

iii.	engages in fraud with respect to, or makes misrepresentations to, such other creditors, or

iv.
uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine. However, because of the nature of certain of the Fund’s investments, the Fund may be subject to claims from creditors of an obligor that debt obligations of which are held by the Fund should be equitably subordinated.
The preceding discussion regarding lender liability is based upon principles of U.S. federal and state laws. With respect to the Fund’s investments outside the United States, the laws of certain
non-U.S.
jurisdictions may also impose liability upon lenders or bondholders under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.
We generally will not control our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded
companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Any inaccuracy or incompleteness by a portfolio company or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment.
The Fund will seek to make or acquire portfolio investments having structural, covenant and other contractual terms providing adequate downside protection, but there can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect, and, accordingly, potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Of paramount concern in making or acquiring a portfolio investment is the possibility of material misrepresentation or omission on the part of the portfolio investment seller, the portfolio company or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Fund will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness.
Additionally, of particular concern in portfolio investments in loans or other debt instruments is the possibility of material misrepresentation or omission on the part of the borrower or issuer of such debt instruments. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans, notes or bonds or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the investment. The Fund will rely upon the accuracy and completeness of representations made by borrowers or issuers of securities and their respective agents when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.
Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
The portfolio investments in which the Fund invests and Apollo’s portfolio companies will be subject to various laws for the protection of creditors in the jurisdictions of the portfolio companies concerned.
Differences in law may adversely affect the rights of the Fund as a lender with respect to other creditors. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than those that apply in the United States, including in cases where the Fund seeks to enforce any security it may hold as a creditor.
Limited amortization requirements may extend the expected weighted average life of the investment.
The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate a portfolio company to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements may be subject to substantial limitations that would allow a portfolio company to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that the portfolio company will not be able to repay or refinance the loans held by the Fund when it matures.
Economic recessions or downturns could impair our portfolio companies and adversely affect our operating results.
The current macroeconomic environment is characterized by supply chain challenges, labor shortages, high interest rates, persistent inflation, foreign currency exchange volatility, volatility in global capital markets and growing recession risk. The risks associated with our and our portfolio companies’ businesses are more severe during periods of economic slowdown or recession.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. See “Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, which could have a negative impact on our and our portfolio companies’ businesses and operations.” Therefore, our non-performing
assets may increase and

the value of our portfolio may decrease during these periods if we are required to write down the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Implementation of the Fund’s strategy is dependent in part on market dislocation impacting the global credit markets.
Implementation of the Fund’s investment strategy will depend, in part, on the extent to which the global credit markets continue to experience disruption, liquidity shortages and financial instability. Prolonged disruption may prevent the Fund from advantageously realizing on or disposing of its investments. A further economic downturn could adversely affect the financial resources and credit quality of the underlying portfolio companies of any debt instruments in which the Fund may invest and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund may suffer a partial or total loss of capital invested in such companies, which would, in turn, have an adverse effect on the Fund’s returns. Any such defaults may have an adverse effect on the Fund’s investments. Such marketplace events also may restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such marketplace events may not foreclose the Fund’s ability to hold such investments until maturity). Further, the Fund’s investment strategy may be impacted in part by changes in the conditions in the global financial markets generally and credit markets specifically. In the event of a further market deterioration, the value of the Fund’s investments may not appreciate as projected or may suffer a loss.
A covenant breach or other default by our portfolio companies may adversely affect our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize
our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization
would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Loans to private companies involve risks that may not exist in the case of more established and/or publicly traded companies.
These risks include the risk that:

•
these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on any guarantees or collateral that they may have obtained;

•
these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render such companies more vulnerable to competition and market conditions, as well as general economic downturns;

•	there will not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality;

•
these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations;

•
these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position; and

•	these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
We may not realize gains from our equity investments.
Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.
We intend to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.
Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser would typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Our investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public securities.
We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as
non-U.S.
securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in its ability to make investments and to sell existing investments in public securities because the Firm may be deemed to have material, non-public
information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up
periods.
Our investments may include original issue discount and
payment-in-kind
instruments.
To the extent that we invest in original issue discount or
payment-in-kind
(“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash
income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•
original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•
an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;

•
market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash.

While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•
even if the conditions for income accrual under accounting principles generally accepted in the United States (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•
the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash
component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
The prices of the debt instruments and other securities in which we invest may decline substantially.
For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale, if applicable. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests.
We may enter into a TRS agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.
A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.
We may enter into repurchase agreements.
Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
We may enter into securities lending agreements.
We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market
basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objectives and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.
The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.
Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.
We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized
agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.
A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.
Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.
A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage. See
“
Risk Factors
—
Risks Related to Debt Financing.”
We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.
We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter
markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders. In addition, tax rules governing our transactions in hedging instruments may affect whether gains and losses recognized by us are treated as ordinary or capital, accelerate our recognition of income or gain, defer losses, and cause adjustments in our holding periods of securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, tax rules governing our transactions in hedging instruments may affect whether gains and losses recognized by us are treated as ordinary or capital, accelerate our recognition of income or gain, defer losses, and cause adjustments in our holding periods of securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.
Technological innovations and industry disruptions may negatively impact us.
Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Fund and/ or its investments or alter the market practices the Fund’s strategy has been designed to function within and depend on for investment returns. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments.
Syndication of
Co-Investments.
From time to time, the Fund may make an investment with the expectation of offering a portion of its interests therein as a co-investment
opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment,
in whole or in part, that the closing of such
co-investment
will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment,
in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors
as originally anticipated could significantly reduce the Fund’s overall investment returns.
To the extent we invest in middle market companies, investments in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
Investments in middle market companies involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle market companies:

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

•
have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
We may be impacted by loan origination regulation.
The Fund intends to engage in originating, lending and/or servicing loans, and may therefore be subject to state and federal regulation, borrower disclosure requirements, limits on fees and interest rates on some loans, state lender licensing requirements and other regulatory requirements in the conduct of its business as they pertain to such transactions. The Fund may also be subject to consumer disclosures and substantive requirements on consumer loan terms and other federal regulatory requirements applicable to consumer lending that are administered by the Consumer Financial Protection Bureau and other applicable regulatory authorities. These state and federal regulatory programs are designed to protect borrowers.
Risks Related to the Adviser and Its Affiliates; Conflicts of Interest
The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.
The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first calendar day of the applicable month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Certain Relationships and Related Party Transactions.”
We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Advisory Agreement entitles the Adviser to receive
Pre-Incentive
Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
In addition, any
Pre-Incentive
Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that the Adviser’s senior management and Investment Team have to Other Clients.
The members of the senior management and Investment Team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to Other Clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Adviser to manage our day-to-day
activities and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. The Adviser and its officers and employees will devote only as much of its or their time to our business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to the Adviser. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate. See “Certain Relationships and Related Party Transactions.”
The time and resources that individuals employed by the Adviser devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Adviser are not prohibited from raising money for or managing other entities that make the same types of investments that we target.
The Adviser and individuals employed by the Adviser are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment
transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, whose primary business includes the origination of investments or investing in non-originated
assets, engage in investment advisory business with accounts that compete with us. See “Certain Relationships and Related Party Transactions.”
Our shares may be purchased by the Adviser or its affiliates.
Affiliates of the Adviser have purchased and the Adviser and its affiliates in the future expect to purchase our shares. The Adviser and its affiliates will not acquire any shares with the intention to resell or redistribute such shares. The purchase of shares by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

•	the Adviser and its affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our shares; and

•	substantial purchases of shares by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.

The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.
Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s management team, including members of Apollo’s investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.
The compensation we pay to the Adviser will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length
negotiations.
The Advisory Agreement will not be entered into on an
arm’s-length
basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length
transactions with an unaffiliated third party.
The Intermediary Manager’s influence on this offer gives it the ability to increase the fees payable to the Adviser.
The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser will be incentivized to raise more proceeds in this offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser.
Because the Intermediary Manager is an affiliate of Apollo, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.
The Intermediary Manager is an affiliate of Apollo and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker to make an independent review of the terms of this offering. If your broker does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the Intermediary Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, yo
u will not have an independent review of our performance and the value of our Common Shares relative to publicly traded companies.
Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets, (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying
investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a registered closed-end
investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires an asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds
of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately-owned competitors, which may lead to greater shareholder dilution.
We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
Under the 1940 Act, we generally are prohibited from issuing or selling our shares at a price per share, after deducting selling commissions, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our shares, or warrants, options or rights to acquire our shares, at a price below the current NAV of our shares if our Board of Trustees, including our Independent Trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
We are a
non-diversified
investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a
non-diversified
investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified
investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.
Risks Related to Debt Financing
When we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser.
We use and expect to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are Independent Trustees with no material interests in such transactions.
Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.
Our credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and in ve
stments or to make the distributions required to maintain our status as a regulated investment company. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition or results of operations.
The following table illustrates the effect of leverage on returns from an investment in our shares assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actu
a
l returns may be higher or lower than those appearing in the table below.

Assumed Return on Portfolio (Net of Expenses) (1)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders (2)	-23%	-14%	-5%	3%	12%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of December 31, 2023. As a result, it has not been updated to take into account any changes in assets or leverage since December 31, 2023.

(2)
In order to compute the “Corresponding Return to Common Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at December 31, 2023 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average interest rate of 8.23% by the approximately $2,656.1 million of principal debt outstanding, excluding deferred financing costs and revaluation of unsecured issuances due to interest rate sweep valuation changes) is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of December 31, 2023 to determine the “Corresponding Return to Common Shareholders.”

We may default under our credit facilities.
In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets which constitute collateral, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Provisions in a credit facility may limit our investment discretion.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.
We may form one or more CLOs, which may subject us to certain structured financing risks.
To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse
or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a
“non-qualifying”
portfolio investment for purposes of the 1940 Act.
If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.
The manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.
Federal Income Tax Risks
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.
Some of our investments may be subject to corporate-level income tax.
We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Our portfolio investments may present special tax issues.
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Legislative or regulatory tax changes could adversely affect investors.
At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.
Risks Related to an Investment in the Shares
We may have difficulty sourcing investment opportunities.
We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately-negotiated investments in loans and illiquid securities of large private U.S. borrowers require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our Adviser will select our investments subsequent to this offering, and our shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.
We may have difficulty paying distributions and the tax character of any distributions is uncertain.
We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year
increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this Registration Statement. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.
Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our shares, which may result in increased tax liability to shareholders when they sell such shares.
An investment in our shares will have limited liquidity.
Our shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their shares. Shareholders must be prepared to bear the economic risk of an investment in our shares for an extended period of time.
Certain investors will be subject to 1934 Act filing requirements.
Because our Common Shares will be registered under the 1934 Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our shares may be subject to Section 16(b) of the 1934 Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month
period.
Special considerations for certain benefit plan investors.
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, if any class of our Common Shares are not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we will have the right to take the actions as described in “Certain ERISA Considerations”.
If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations (a “Benefit Plan Investor”), this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investors for any losses suffered by the Benefit Plan Investors as a result of the investment. In addition, each “disqualified person” (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The Fiduciary of a Benefit Plan Investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries
for actions taken by or on behalf of the Fund or the Adviser. With respect to a Benefit Plan Investor that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt
status.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.
We may face risks arising from potential control group liability.
Under ERISA and the Code, all members of a group of commonly controlled trades or businesses may be jointly and severally liable for each other’s obligations to any defined benefit pension plans maintained by an entity in the controlled group or to which such entity is obligated to contribute. These obligations may include the obligation to make required pension contributions, the obligation to fund any deficit amount upon pension plan termination and the obligation to pay withdrawal liability owed to a multiemployer (union) plan to which such entity makes contributions if the entity withdraws from an underfunded multiemployer pension plan. A 2013 U.S. Federal Appeals court decision found that certain supervisory and portfolio management activities of a private equity fund could cause a fund to be considered a trade or business for these purposes, and thus, liable for withdrawal liability owed by a fund’s portfolio company to an underfunded multiemployer plan which covered the employees of the portfolio company. Accordingly, if we invested in a control type investment and if we were found to be engaged in a “trade or business” for ERISA purposes, we and the various entities in which we have a control type investment could be held liable for the defined benefit pension obligations of one or more of such investments.
No shareholder approval is required for certain mergers.
The Independent Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Apollo. The Independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.
Shareholders may experience dilution.
All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.
Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our charter allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in this offering, our Board of Trustees may elect, without shareholder approval, to:

(1)	sell additional shares in this or future public offerings;

(2)	issue Common Shares or interests in any of our subsidiaries in private offerings;

(3)	issue Common Shares upon the exercise of the options we may grant to our Independent Trustees or future employees; or

(4)	subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us.
To the extent we issue additional Common Shares after your purchase in this offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our shares or their interests in the underlying assets held by our subsidiaries.
Investing in our shares involves a high degree of risk and is highly speculative.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
The NAV of our shares may fluctuate significantly.
The NAV and liquidity, if any, of the market for our shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our adviser or certain of its respective key personnel;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	uncertainty between the U.S. and other countries with respect to trade policies, treaties and tariffs;

•	general economic trends and other external factors; and

•	loss of a major funding source.

USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase plan. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. For additional information on our debt obligations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).
We estimate that we will incur approximately $7.01 million of offering and organizational expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.07% of the gross proceeds, assuming maximum gross proceeds of $10,000,000,000. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or 405,350,628 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price as of February 29, 2024 of $24.67 per share. Such amount is subject to increase or decrease based upon our NAV per share.
The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $10,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.
The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $3,333,333,333 in Class S Shares
Gross Proceeds (1)	$3,333,333,333	100%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$2,336,062	0.07%

Net Proceeds Available for Investment	$3,330,997,271	99.93%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $3,333,333,333 in Class D Shares
Gross Proceeds (1)	$3,333,333,333	100%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$2,336,062	0.07%

Net Proceeds Available for Investment	$3,330,997,271	99.93%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $3,333,333,333 in Class S Shares
Gross Proceeds (1)	$3,333,333,333	100%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$2,336,062	0.07%

Net Proceeds Available for Investment	$3,330,997,271	99.93%

(1)
We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation:

•	For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares, payable monthly; and

•	For Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, payable monthly.
The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following:

(i)	a listing of Class I shares,

(ii)	our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or

(iii)
the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares. See “Plan of Distribution.”

(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The discussion and analysis contained in this section refers to our financial condition, results of operations and cash flows. The information contained in this section should be read in conjunction with our consolidated financial statements and related notes appearing elsewhere in this prospectus. This discussion contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to those described in “Risk Factors”. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus. The year ended December 31, 2022 represents the period from January 7, 2022 (commencement of operations) to December 31, 2022.
Overview
We are a recently organized, externally managed,
non-diversified
closed-end
management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on December 4, 2020, we are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as investment adviser with the SEC. We also have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code.
Under our Investment Advisory Agreement, we have agreed to pay the Adviser a management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, with a strong emphasis on senior secured lending. While most of our investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other
non-U.S.
companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.
Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
Investments
We focus primarily on loans and securities, including syndicated loans, of private U.S. companies. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.
Revenues
We generate revenues in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.
Expenses
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, is provided and paid for by the Adviser. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (b) our allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) our chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment
professionals at the Administrator that performs duties for us; and (iii) any internal audit group personnel of AGM or any of its affiliates; and (c) all other expenses of our operations, administrations and transactions.
With respect to costs incurred in connection with our organization and offering and all other costs incurred prior to the time we broke escrow for the offering, the Adviser agreed to advance all such costs on our behalf. Unless the Adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for our offering of common shares. See “—Expense Support and Conditional Reimbursement Agreement.” Any reimbursements that may be made by us in the future will not exceed actual expenses incurred by the Adviser and its affiliates.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Expense Support and Conditional Reimbursement Agreement
We have entered into an Expense Support Agreement with the Adviser. For additional information see
Note 3
to the consolidated financial statements.

Recent Developments
On March 21, 2024, the Fund issued $650 million in aggregate principal amount of its 6.900% notes due 2029 (the “2029 Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain
non-U.S.
persons outside the United States pursuant to Regulation S under the Securities Act. The 2029 Notes will mature on April 13, 2029 and may be redeemed in whole or in part at the Fund’s option at any time at par value plus a “make-whole” premium. The 2029 Notes bear interest at a rate of 6.900% per year payable semi-annually on April 13 and October 13 of each year, commencing on October 13, 2024. The 2029 Notes are general unsecured obligations of the Fund that rank senior in right of payment to all of the Fund’s existing and future indebtedness that is expressly subordinated in right of payment to the 2029 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Fund, rank effectively junior to any of the Fund’s secured indebtedness (including unsecured indebtedness that the Fund later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.
The Fund expects to use the net proceeds of the offering for general corporate purposes of the Fund and the Fund’s subsidiaries and/or to repay indebtedness incurred under the Fund’s revolving credit facility.
See
Note 11
to the consolidated financial statements for a summary of other recent developments.
Portfolio and Investment Activity
Our portfolio and investment activity during the years ended December 31, 2023 and 2022 was as follows:

	Year Ended December 31,
(in thousands)*	2023	2022
Investments made in portfolio companies	$4,146,891	$6,606,772
Investments sold	(1,372,696)	(1,839,291)

Net activity before repaid investments	$2,774,195	$4,767,481
Investments repaid	(535,740)	(330,946)

Net investment activity	$2,238,455	$4,436,535
Portfolio companies at beginning of period	128	—
Number of new portfolio companies	107	203
Number of exited portfolio companies	(55)	(75)

Portfolio companies at end of period	180	128

Number of investments made in existing portfolio companies	40	—

*	Totals may not foot due to rounding.

Our portfolio composition and weighted average yields as of December 31, 2023 and 2022 were as follows:

	December 31, 2023	December 31, 2022
Portfolio composition, at fair value:
First lien secured debt	99.4%	99.0%
Second lien secured debt	0.4%	0.0%
Unsecured debt and other	0.2%	1.0%
Weighted average yields, at amortized cost (1) :
First lien secured debt (2)	11.6%	10.0%
Second lien secured debt (2)	11.1%	—
Unsecured debt and other (2)	6.3%	11.1%
Total portfolio (3)	11.6%	10.1%
Interest rate type, at fair value:
Fixed rate amount	$0.3 billion	$0.1 billion
Floating rate amount	$6.4 billion	$4.2 billion
Fixed rate, as percentage of total	4.9%	1.5%
Floating rate, as percentage of total	95.1%	98.5%
Interest rate type, at amortized cost:
Fixed rate amount	$0.3 billion	$0.1 billion
Floating rate amount	$6.4 billion	$4.3 billion
Fixed rate, as percentage of total	4.9%	2.1%
Floating rate, as percentage of total	95.1%	97.9%
Weighted average spread over reference rate of all floating rate investments	6.1%	5.5%

(1)	An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.
(2)	Exclusive of investments on non-accrual status. As of December 31, 2023, 0.1% of investments were on non-accrual status. As of December 31, 2022, there were no investments on non-accrual status.
(3)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.
Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the portfolio company’s industry; and

•	review of monthly or quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description

1	Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;

2	Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;

3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination or acquisition;

4	Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and

5	Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.
The following table shows the composition of our portfolio on the 1 to 5 rating scale as of December 31, 2023 and 2022:

	December 31, 2023		December 31, 2022
Investment Ranking	Fair Value	Percentage	Fair Value	Percentage
(in thousands)
1	$9,252	0.1%	$8,536	0.2%
2	6,516,105	97.0%	4,220,721	98.0%
3	190,176	2.8%	79,635	1.8%
4	4,055	0.1%	—	0.0%
5	—	0.0%	—	0.0%

Total	$6,719,588	100.0%	$4,308,892	100.0%

Results of Operations
Operating results for the years ended December 31, 2023 and 2022 were as follows (dollar amounts in millions):

	Year Ended December 31,
	2023	2022
Total investment income	$586.8	$252.3
Net expenses	(277.5)	(104.4)

Net investment income	309.3	147.9
Net realized gain (loss)	(13.8)	(14.9)
Net unrealized appreciation (depreciation)	130.0	(130.2)

Net increase (decrease) in net assets resulting from operations	$425.5	$2.8

*	Totals may not foot due to rounding.
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. Additionally, as we commenced operations on January 7, 2022, many of the period-over-period changes are a result of increased deployment of capital and balance of our investments. As a result, comparisons may not be meaningful.
Investment Income
Investment income, for the years ended December 31, 2023 and 2022 were as follows (dollar amounts in millions):

	Year Ended December 31,
	2023	2022
Interest income	$566.8	$236.0
PIK interest income	11.4	5.5
Dividend income	0.7	—
Other income	8.0	10.8

Total investment income	$586.8	$252.3

*	Totals may not foot due to rounding.
For the year ended December 31, 2023, total investment income increased to $586.8 million from $252.3 million for the same period in the prior year primarily driven by our continuing deployment of capital and rising interest rates. The size of our investment portfolio at fair value increased to $6.7 billion at December 31, 2023 from $4.3 billion at December 31, 2022. Additionally, our weighted average yield on debt and income producing investments increased to 11.6% for the year ended December 31, 2023 from 7.7% for the year ended December 31, 2022 in the prior year. For the years ended December 31, 2023 and 2022, payment-in-kind
income represented 1.9% and 2.2% of total investment income, respectively.
While rising interest rates have favorably impacted our investment income during the years ended December 31, 2023 and 2022, further interest rate increases and the resulting higher cost of capital have the potential to negatively impact the free cash flow and credit quality of certain borrowers which could impact their ability to make principal and interest payments. If such interest rate increases occur concurrently with a period of economic weakness or a slowdown in growth, our borrowers’ and/or our portfolio performance may be negatively impacted. Further, significant market dislocation as a result of changing economic conditions could limit the liquidity of certain assets traded in the credit markets, and this could impact our ability to sell such assets at attractive prices or in a timely manner.
Expenses
Expenses for the years ended December 31, 2023 and 2022 were as follows (dollar amounts in millions):

	Year Ended December 31,
	2023	2022
Management fees	$36.8	$20.9
Performance-based incentive fees	44.8	18.8
Interest and other debt expenses	172.7	69.7
Organization costs	—	0.9
Offering costs	0.0	2.0
Trustees’ fees	0.4	0.4
Shareholder servicing fees	4.1	1.2
Administrative service expenses	2.7	2.1
Other general and administrative expenses	11.6	6.6

Total expenses	$273.1	$122.6

Management and performance-based incentive fees waived	—	(13.7)
Expense support	—	(4.4)
Expense support reimbursement	4.4	—

Net Expenses	$277.5	$104.4

*	Totals may not foot due to rounding.
For the years ended December 31, 2023 and 2022, net expenses were $277.5 million and $104.4 million, respectively, primarily attributable to interest and other debt expenses.
Interest and other debt expenses
For the year ended December 31, 2023, interest and other debt expenses increased to $172.7 million from $69.7 million for the same period in the prior year, primarily driven by increased borrowings and borrowing expenses, due to rising interest rates, on our Senior Secured Facility, SPV Financing Facilities and Private Placements. The average principal debt outstanding increased to $2.2 billion for the year ended December 31, 2023 from $1.5 billion for the same period in the prior year, and total annualized cost of debt increased to 7.7% for the year ended December 31, 2023 from 4.8% for the same period in the prior year.
Management fees
For the year ended December 31, 2023, gross management fees increased to $36.8 million from $20.9 million for the same period in the prior year, primarily due to an increase in average net assets. Our average net assets increased to $2.9 billion for the year ended December 31, 2023 from $1.7 billion for the year ended December 31, 2022. Management fees are payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. The Adviser had waived management fees through July 7, 2022, which resulted in a waiver of $8.6 million for the year ended December 31, 2022. No management fees have been waived for the year ended December 31, 2023.

Incentive fees
For the year ended December 31, 2023, incentive fees increased to $44.8 million from $18.8 million for the same period in the prior year primarily due to our deployment of capital and increase in net investment income. The Adviser had waived incentive fees through July 7, 2022, which resulted in a waiver of $5.1 million for the year ended December 31, 2022. No incentive fees have been waived for the year ended December 31, 2023.
Other Expenses
Total other expenses were $18.8 million for the year ended December 31, 2023, primarily comprised of $4.5 million of distribution and shareholder servicing fees paid with respect to Class S and Class D investors, $2.8 million of U.S. federal excise tax, $5.2 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Fund), and $6.4 million of general and administrative expenses (including insurance, filing, research, and fees paid to our sub-administrator
and transfer agent). The increase compared to the prior year was primarily driven by the increased costs attributable to servicing a growing investment portfolio, increased subscriptions to our Class S shares and Class D shares, and increased borrowings through the establishment of new financing facilities and the issuance of unsecured notes.
Expense support
For the year ended December 31, 2023, the Fund did not receive expense support from the Adviser, and repaid the Adviser $4.4 million for expenses previously paid by the Adviser on behalf of the Fund. For the year ended December 31, 2022, the Fund received $4.4 million in expense support from the Adviser and did not make any repayments.
As of December 31, 2023, all expense support received by the Fund has been repaid to the Adviser.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of the sum of our investment company taxable income, as defined by the Code (without regard to the deduction for dividends paid), and net tax-exempt
income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieve us from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, we may carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the years ended December 31, 2023 and 2022, the Fund incurred $2.8 million and $0.8 million, respectively, of U.S. federal excise tax.

Net Unrealized Gain (Loss)
Net unrealized gains (losses) for the years ended December 31, 2023 and 2022 were comprised of the following (dollar amounts in millions):

	Year Ended December 31,
	2023	2022
Non-controlled/non-affiliated investments	$155.2	$(118.6)
Derivative instruments	—	—
Foreign currency forward contracts	(3.9)	0.2
Foreign currency translations	(21.2)	(11.8)

Net unrealized gains (losses)	$130.0	$(130.2)

*	Totals may not foot due to rounding.
For the year ended December 31, 2023, we recognized gross unrealized gains on investments of $182.2 million and gross unrealized losses on investments of $27.1 million, resulting in net change in unrealized gains of $155.2 million on investments at year-end. The fair value of our debt investments as a percentage of principal increased from 96.3% as of December 31, 2022 to 98.0% as of December 31, 2023, driven by strong portfolio company fundamental and strengthening of the U.S. dollar against the Euro and British Pound.
For the year ended December 31, 2022, we recognized gross unrealized gains on investments of $20.6 million and gross unrealized losses on investments of $139.2 million, resulting in net change in unrealized losses of $118.6 million at year-end.
The capital depreciation noted on the investment portfolio was primarily driven by volatility in the syndicated loan market, driven by inflationary concerns and the Russia/Ukraine conflict.
The net unrealized gains (losses) amounts include the impact of transferring unrealized appreciation (depreciation) to realized gains (losses) due to sale and paydown activity.
Net Realized Gain (Loss)
Net realized gains (losses) for the years ended December 31, 2023 and 2022 were comprised of the following (dollar amounts in millions):

	Year Ended December 31,
	2023	2022
Non-controlled/non-affiliated investments	$(8.1)	$(19.4)
Derivative instruments	(1.7)	—
Foreign currency transactions	2.4	4.0
Foreign currency forward contracts	(6.3)	0.5

Net realized gains (losses)	$(13.8)	$(14.9)

*	Totals may not foot due to rounding.
For the year ended December 31, 2023, we recognized gross realized gains on investments of $12.9 million and gross realized losses on investments of $21.0 million, resulting in net realized losses on investments of $8.1 million.
For the year ended December 31, 2022, we recognized gross realized gains on investments of $12.3 million and gross realized losses on investments of $31.7 million, resulting in net realized losses on investments of $19.4 million through our first year of operations.

Realized gains and losses on investments are primarily attributable to full or partial sales of our debt investments.
For the year ended December 31, 2023, we recognized gross realized gains on derivatives of $0.7 million and gross realized losses on derivatives of $2.5 million, resulting in net realized losses on investments of $1.8 million. For the year ended December 31, 2022, we did not recognize any realized gains or losses on derivatives.
Realized gains/losses on derivatives are attributable to derivatives not entered into qualifying hedge accounting relationships, where gains/losses for derivatives entered into qualifying hedge accounting relationships are reclassified to the corresponding risk being hedged (e.g. interest and other debt expenses for interest rate swaps).
Interest Rate Swaps
The Fund uses interest rate swaps to mitigate interest rate risk associated with the Fund’s fixed rate liabilities, and has designated certain interest rate swaps to be in a qualifying hedge accounting relationship. See
Note 2
to the consolidated financial statements for additional disclosure regarding our accounting for derivative instruments designated in a hedge accounting relationship. See our schedule of investments for additional disclosure regarding these derivative instruments. See
“
Note 6
. Debt and Foreign Currency Transactions and Translations
”
to our audited financial statements for the year ended December 31, 2023 for additional disclosure regarding the carrying value of our debt.
Liquidity and Capital Resources
The Fund’s liquidity and capital resources are generated and generally available through our continuous offering of common shares and debt offerings, our Senior Secured Facility (as defined in
Note 6
of the consolidated financial statements), investments in special purpose entities in which we hold and finance particular investments on a non-recourse
basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans and income earned from investments.
As of December 31, 2023, we had three asset based leverage facilities, seven unsecured debt issuances, one CLO warehouse facility and one revolving credit facility outstanding. We have and will continue to, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations and unsecured debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions, and may be denominated in currencies other than the U.S. Dollar. Additionally, any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%.
We believe that our current cash and cash equivalents on hand, our short-term investments, our available borrowing capacity under our Senior Secured Facility and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations in the near term.
Cash Equivalents
The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents (See
Note 2
to the consolidated financial statements.) At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time
on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. We may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined.
Debt
See
Note 6
to the consolidated financial statements for information on the Fund’s debt.
The following table shows the contractual maturities of our debt obligations as of December 31, 2023:

	Payments Due by Period*
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Senior Secured Facility (1)	$615	$—	$—	$615	$—
SPV Financing Facilities (2)	1,176	—	365	811	—
CLO Warehouse Facility (3)	15	—	15	—	—
Unsecured Notes	850	—	425	425	—

Total Debt Obligations	$2,656	$—	$805	$1,851	$—

*	Totals may not foot due to rounding.
(1)	As of December 31, 2023, aggregate lender commitments under the Senior Secured Facility totaled $1,570.5 million of unused capacity.
(2)	As of December 31, 2023, aggregate lender commitments under the SPV Financing Facilities totaled $373.7 million of unused capacity.
(3)	As of December 31, 2023, aggregate lender commitments under the CLO Warehouse Facility totaled $105.0 million of unused capacity.
The following table shows the contractual maturities of our debt obligations as of December 31, 2022:

	Payments Due by Period*
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Senior Secured Facility (1)	$976	$—	$—	$976	$—
SPV Financing Facilities (2)	1,073	—	—	1,073	—
Unsecured Notes	144	—	—	144	—

Total Debt Obligations	$2,193	$—	$—	$2,193	$—

*	Totals may not foot due to rounding.
(1)	As of December 31, 2022, aggregate lender commitments under the Senior Secured Facility totaled $1,108.5 million of unused capacity.
(2)	As of December 31, 2022, aggregate lender commitments under the SPV Financing Facilities totaled $476.9 million of unused capacity.
Net Assets
See
Note 7
to the consolidated financial statements for information on the Fund’s Common Shares and related capital activities.

Distributions
The following table summarizes our distributions declared and payable for the year ended December 31, 2023 (dollar amounts in thousands, except per share amounts):

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2023	January 20, 2023	February 24, 2023	$0.1433	$1,631	$0.1551	$18	$0.1600	$13,422
February 28, 2023	February 17, 2023	March 29, 2023	0.1446	1,703	0.1555	18	0.1600	13,675
February 28, 2023	January 20, 2023	March 29, 2023	0.0200	236	0.0200	2	0.0200	1,709	(1)
March 31, 2023	March 24, 2023	April 26, 2023	0.1428	1,803	0.1550	20	0.1600	14,193
March 31, 2023	January 20, 2023	April 26, 2023	0.0200	253	0.0200	3	0.0200	1,774	(1)
April 28, 2023	April 20, 2023	May 26, 2023	0.1434	1,964	0.1551	22	0.1600	14,345
April 28, 2023	January 20, 2023	May 26, 2023	0.0200	274	0.0200	3	0.0200	1,793	(1)
May 31, 2023	May 23, 2023	June 28, 2023	0.1427	2,169	0.1549	22	0.1600	14,759
May 31, 2023	April 20, 2023	June 28, 2023	0.0200	304	0.0200	3	0.0200	1,845	(1)
June 30, 2023	June 23, 2023	July 27, 2023	0.1433	2,392	0.1551	22	0.1600	15,329
June 30, 2023	May 23, 2023	July 27, 2023	0.0200	334	0.0200	3	0.0200	1,916	(1)
July 30, 2023	June 23, 2023	August 29, 2023	0.0200	381	0.0200	3	0.0200	1,945	(1)
July 31, 2023	July 20, 2023	August 29, 2023	0.1425	2,715	0.1549	22	0.1600	15,557
August 31, 2023	August 23, 2023	September 27, 2023	0.1424	2,948	0.1548	25	0.1600	16,333
August 31, 2023	July 20, 2023	September 27, 2023	0.0200	414	0.0200	3	0.0200	2,042	(1)
September 30, 2023	September 25, 2023	October 27, 2023	0.1629	3,888	0.1750	35	0.1800	19,779
October 31, 2023	October 24, 2023	November 29, 2023	0.1623	4,335	0.1748	43	0.1800	20,994
October 31, 2023	September 25, 2023	November 29, 2023	0.0200	534	0.0200	5	0.0200	2,333	(1)
November 30, 2023	November 20, 2023	December 27, 2023	0.1629	4,987	0.1750	47	0.1800	22,572
November 30, 2023	September 25, 2023	December 27, 2023	0.0200	612	0.0200	5	0.0200	2,508	(1)
December 29, 2023	December 20, 2023	January 29, 2024	0.1623	5,619	0.1748	52	0.1800	24,172
December 29, 2023	September 25, 2023	January 29, 2024	0.0200	692	0.0200	6	0.0200	2,686	(1)

			$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680

*	Totals may not foot due to rounding.
(1)	Represents a special distribution.
The following table summarizes our distributions declared and payable for the year ended December 31, 2022 (dollar amounts in thousands, except per share amounts):

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2022	January 31, 2022	March 7, 2022	$—	$—	$—	$—	$0.1045	$2,744
February 28, 2022	February 28, 2022	April 1, 2022	0.1245	22	—	—	0.1408	6,096
March 29, 2022	March 29, 2022	April 29, 2022	0.1229	225	—	—	0.1408	7,472
April 30, 2022	April 21, 2022	May 26, 2022	0.1235	426	—	—	0.1408	8,388
May 31, 2022	May 20, 2022	June 28, 2022	0.1230	576	—	—	0.1408	9,105
June 30, 2022	June 22, 2022	July 28, 2022	0.1242	717	—	—	0.1408	9,404
July 29, 2022	July 25, 2022	August 29, 2022	0.1243	842	0.1359	1	0.1408	10,013
August 31, 2022	August 23, 2022	September 28, 2022	0.1239	955	0.1358	2	0.1408	10,373
September 30, 2022	September 22, 2022	October 28, 2022	0.1243	1,119	0.1360	11	0.1408	10,767
October 31, 2022	October 21, 2022	November 25, 2022	0.1242	1,214	0.1359	11	0.1408	11,435
November 30, 2022	November 16, 2022	December 27, 2022	0.1439	1,473	0.1553	13	0.1600	13,174
December 30, 2022	December 15, 2022	January 27, 2023	0.1433	1,552	0.1551	16	0.1600	13,395

			$1.4021	$9,121	$0.8540	$54	$1.6917	$112,366

*	Totals may not foot due to rounding.

The Fund has adopted a distribution reinvestment plan, pursuant to which the Fund will reinvest all cash dividends declared by the Board on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Fund has declared on its Common Shares during the year ended December 31, 2023 (dollar amounts in thousands, except per share amounts):

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—

	$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Fund has declared on its Common Shares during the year ended December 31, 2022 (dollar amounts in thousands, except per share amounts):

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.4021	$9,121	$0.8540	$54	$1.6917	$112,366
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—

	$1.4021	$9,121	$0.8540	$54	$1.6917	$112,366

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investments.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may in the future be limited in our ability to make distributions. Also, our Senior Secured Facility and SPV Financing Facilities may limit our ability to declare distributions if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with GAAP and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual PIK, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC. With respect to the distributions to shareholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to shareholders.
Share Repurchase Program
At the discretion of our Board of Trustees, the Fund has commenced a share repurchase program in which it has the ability to repurchase the Fund’s Common Shares outstanding as of the close of the previous calendar quarter. The Board of Trustees may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in the Fund’s best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Fund and shareholders on a quarterly basis. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. All shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under the share repurchase plan, to the extent the Fund offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (the “Early Repurchase Deduction”). The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
The following table presents information with respect to the Fund’s share repurchases during the year ended December 31, 2023 (dollar amounts in thousands, except per share amounts):

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
March 15, 2023	5,512,759	5.94%	$23.82	March 31, 2023	$131,283	—
June 14, 2023	3,630,463	3.78%	$24.18	June 30, 2023	87,781	1,167,048
September 14, 2023	1,991,895	1.83%	$24.55	September 30, 2023	48,895	3,458,546
December 4, 2023	1,758,057	1.33%	$24.63	December 31, 2023	43,291	4,839,926

(1)	Percentage is based on total shares as of the close of the previous calendar quarter
(2)	All repurchase requests were satisfied in full
(3)	Amounts shown net of Early Repurchase Deduction
Equity
As of January 7, 2022, the Fund had satisfied the minimum offering requirement, and the Fund’s Board of Trustees had authorized the release of proceeds from escrow. As of such date, the Fund issued and sold 26,258,912 shares (consisting entirely of Class I shares; no Class S shares or Class D shares were issued or sold as of such date), and the escrow agent released net proceeds of approximately $657 million to the Fund as payment for such shares.

Contractual Obligations
We have entered into the Advisory Agreement with the Adviser to provide us with investment advisory services and the Administration Agreement with the Administrator to provide us with administrative services. We have also entered into an Expense Support Agreement with the Adviser to provide us with support with respect to certain expenses and subject to reimbursement. Payments for investment advisory services under the Advisory Agreements, reimbursements under the Administration Agreement and support and reimbursements under the Expense Support Agreement are described in
Note 3
to the consolidated financial statements.
We intend to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined
spreads over SOFR or an alternative reference rate. We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.
Off-Balance
Sheet Arrangements
The Adviser has agreed to bear all expenses incurred prior to us breaking escrow for the offering, including our organization and offering expenses, through the date on which we break escrow for the initial offering of its common shares. We will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for the offering. The total organization and offering costs incurred through December 31, 2023 were $2.9 million.
Related-Party Transactions
We entered into a number of business relationships with affiliated or related parties, including the following:

•	Investment Advisory Agreement;

•	Administration Agreement

•	Intermediary Manager Agreement; and

•	Expense Support and Conditional Reimbursement Agreement.
In addition to the aforementioned agreements, we, our Adviser and certain of our Adviser’s affiliates have been granted exemptive relief by the SEC to co-invest
with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See
Note 3
to the consolidated financial statements.
Critical Accounting Estimates
Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our critical accounting policies are further described in the notes to the consolidated financial statements.
Investments
Investment transactions are all recorded on a trade date basis. Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Investment transactions that have not yet settled as of the period-end
date are reported as a receivable for investments sold and a payable for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.
Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment. The cost of investments is relieved using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Pursuant to Rule
2a-5
under the 1940 Act, our Board of Trustees has designated the Adviser as its “valuation designee” to perform the fair value determinations for investments held by us without readily available market quotations. The Fund’s Board of Trustees continues to be responsible for overseeing the processes for determining fair valuation.
Investments for which market quotations are readily available are typically valued at such market quotations. In order to verify whether market quotations are deemed to represent fair value, the Adviser looks at certain factors including the source and nature of the quotations. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Adviser engages multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Adviser undertakes a multi-step valuation process each quarter, as described below:

(1)
Independent valuation firms engaged conduct independent appraisals and assessments for all the investments they have been engaged to review. If an independent valuation firm is not engaged during a particular quarter, the valuation may be conducted by the Adviser;

(2)	At least each quarter, the valuation will be reassessed and updated by the Adviser or an independent valuation firm to reflect company specific events and latest market data;

(3)	Preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;

(4)	The Adviser discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of the applicable independent valuation firm; and

(5)
For Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. During the year ended December 31, 2023, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.
In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

•	available current market data, including relevant and applicable market trading and transaction comparables,

•	applicable market yields and multiples,

•	security covenants,

•	seniority of investments in the investee company’s capital structure,

•	call protection provisions,

•	information rights,

•	the nature and realizable value of any collateral,

•	the portfolio company’s ability to make payments,

•	earnings and discounted cash flows,

•	the markets in which the portfolio company does business,

•	comparisons of financial ratios of peer companies that are public,

•	M&A comparables,

•	our principal market (as the reporting entity), and

•	enterprise values, among other factors.
Because there is not a readily available market value for most of the investments in our portfolio, substantially all of our portfolio investments are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values that we may ultimately realize.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.
Fair Value Measurements
The Fund follows guidance in ASC 820, Fair Value Measurement (“ASC 820”), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may differ materially from the values that would be received upon an actual disposition of such investments.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio. For additional information concerning potential impact on our business and our operating results, see “Risk Factors.”
Investment Valuation Risk
Because there is not a readily available market value for most of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by our Board of Trustees based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our Board of Trustees to assist in the valuation of each portfolio investment without a readily available market quotation (with certain de minimis exceptions). Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Estimates” as well as
Notes 2 and 4
to our audited financial statements for the year ended December 31, 2023, for more information relating to our investment valuation.

Interest Rate Risk
Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
As of December 31, 2023, 95% of our debt portfolio investments bore interest at variable rates, which generally are SOFR based (or based on an equivalent applicable currency rate) and typically have durations of one to six months after which they reset to current market interest rates, and many of which are subject to certain floors. Our Senior Secured Facility and SPV Financing Facilities bear interest at SOFR rates with no interest rate floor. Our Unsecured Notes, which bear interest at fixed rates, are hedged by entering into fixed to floating interest rate swaps, in order to align the interest rates of our liabilities in our investment portfolio.
We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
The following table shows the estimated annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for variable rate instruments) to our loan portfolio and outstanding debt as of December 31, 2023, assuming no changes in our investment and borrowing structure:

Basis Point Change	Net Investment Income	Net Investment Income Per Share
(in millions)
Up 200 basis points	$67.6	$0.404
Up 150 basis points	50.7	0.303
Up 100 basis points	33.8	0.202
Up 50 basis points	16.9	0.101
Down 50 basis points	(16.9)	(0.101)
Down 100 basis points	(33.8)	(0.202)
Down 150 basis points	(50.7)	(0.303)
Down 200 basis points	(67.6)	(0.404)
We may hedge against interest rate fluctuations from
time-to-time
by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

INVESTMENT OBJECTIVES AND STRATEGIES
We were formed on December 4, 2020, as a Delaware statutory trust. We were organized to invest primarily in originated loans and other securities, including syndicated loans, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA.
We have elected to be regulated as a BDC under the 1940 Act. We also have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are required to comply with certain regulatory requirements.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of our investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other
non-U.S.
companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Apollo funds. From time to time, we may co-invest
with other Apollo funds.
Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful. We use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risk Related to Debt Financing.” Our investment strategy is expected to capitalize on Apollo’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Apollo’s reputation and ability to transact in scale with speed and certainty, and its longstanding and extensive relationships with private equity firms that require financing for their transactions.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in
“non-qualifying”
portfolio investments, such as investments in
non-U.S.
companies.
The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than
“BBB-”
by Standard & Poor’s Ratings Services). We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in CLOs and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Our investments are subject to a number of risks. See “Risk Factors.”
The Adviser and the Administrator
The Fund’s investment activities are managed by Apollo Credit Management, LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
Apollo Credit Management, LLC, as our Administrator, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.
The Adviser is an affiliate of Apollo and is led by substantially the same investment personnel as Apollo. As such, our Adviser has access to the broader resources of Apollo, subject to Apollo’s policies and procedures regarding the management of conflicts of interest.
Founded in 1990, Apollo is a high-growth, global alternative asset manager and retirement services provider. Its asset management businesses focuses on three investing strategies: credit, equity and real assets. Through its asset management business, Apollo raises, invests and manages funds, accounts and other vehicles, on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds and insurance companies, as well as other institutional and individual investors. Apollo’s retirement services business is conduct by Athene, a leading financial services company that specializes in issuing, reinsuring and acquiring retirement savings products for the increasing number of individuals and institutions seeking to fund retirement needs. As of December 31, 2023, Apollo had AUM of $651 billion and a team of 4,879 employees, including 1,976 employees of Athene.
Apollo manages the leading alternative credit business with $480 billion in credit AUM and more than 360 investment professionals across an array of corporate, asset-backed and insurance-related investment strategies. The Fund benefits from its affiliation with Apollo as a scaled direct lending platform with over $50 billion of dedicated direct lending AUM. Apollo’s corporate credit business dates back over twenty years, with a heritage as one of the largest managers of syndicated loans. Over the course of decades, Apollo has built incumbency with thousands of the leveraged loan issuers, many of which are backed by the largest blue-chip private equity sponsors. Today, Apollo has established relationships with approximately 500 sponsors and over 3,000 lending relationships. Incumbency and scale enable Apollo to source and deliver attractive lending opportunities for its investor clients. In 2023, Apollo and its affiliates originated $24 billion in direct lending transactions.
Apollo’s investment philosophy is centered on the ethos that “purchase price matters,” allocating capital to the best risk-reward investment opportunities throughout market and economic cycles. Apollo’s focus on alternative asset investing seeks to deliver excess return per unit of risk at all points across the investment spectrum. Investors in the Fund’s shares also benefit from significant alignment of interest with Apollo since, through Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest
alongside the Fund.
Our objective is to bring Apollo’s leading credit investment platform to the non-exchange
traded BDC industry.
Market Opportunity
Apollo believes there is an ongoing structural shift to private financing alternatives for borrowers of all sizes, including large private U.S. corporations. This trend is being driven by ongoing shifts in public credit market structure that have given rise to periods of uncertainty, as well as changes in the banking industry driven by continued tightening of regulation.
Due to ongoing evolution in banks’ regulatory environment and increasing capital requirements, bank lending to many non-investment
grade borrowers has moved toward an originate to distribute model, where banks often seek to retain minimal amounts of the loans on their own balance sheet. The buyer base for syndicated loans is primarily comprised of loan mutual funds and CLOs. Loan mutual funds are open-ended investment structures and therefore subject to outflows which can limit their reliability as a source of capital to borrowers. Similarly, formation patterns for CLOs are uncertain with finite reinvestment periods and various other structural limitations on the types of borrowers they will typically target. The result is that available capital in public credit markets may not always be reliable. In contrast, direct lending platforms such as Apollo are able to lead transactions and deliver financing solutions at all points through the cycle, regardless of market environment. For borrowers, negotiating with a single or only a small handful of lenders on a bilateral basis allows for more efficient execution and increased confidentiality versus a syndicated approach. Direct lenders are also able to tailor their financing solutions for borrowers’ specific circumstances or to address their specific needs, such as through the provision of revolving credit lines and delayed draw term loans, as unfunded commitments are often difficult for mutual funds and CLOs to hold.
While cyclical dynamics have accelerated growth in the opportunity, we believe the trend toward private lending solutions is a long-term trend, particularly among larger private corporate borrowers. Scaled direct lenders who are able to originate with speed and speak for size are able to act as solution providers to borrowers by addressing the challenges that have come to be associated with accessing the traditional avenues of public markets or bank lending. As the private debt market has grown in size and sophistication, firms such as Apollo have been able to bring these benefits to larger borrowers who traditionally would have had limited options away from syndicated bank loan markets. In exchange for providing these benefits, direct lending solutions are often able to command a yield premium over other sources of capital while taking top-of-the-capital
structure, senior secured risk with significant subordination. Given its long-tenure as an institution, its expertise in credit investing broadly and incumbency with hundreds of sponsors or thousands of issuers, we believe that Apollo is well positioned to capitalize on this opportunity.

Significant Addressable Market Size.
The global leveraged finance market is over $5 trillion in size as of late 2023. Private credit has become an increasingly significant part with estimates of its size generally in excess of $1.5 trillion. Historically there was a hard distinction between private and public credit markets, with the former largely synonymous with middle market lending. More recently, there has been a shift, with private lending becoming an increasingly favorable option versus public markets. Going forward, we believe the next phase of growth in private credit could be even more massive given the ongoing “privatization” of activities historically centered in the public markets. We believe this emerging private lending opportunity will be primarily associated with lending to larger private corporate borrowers who will increasingly rely on scaled direct lending platforms that are able to transact at the scale required to meet their needs. At its current size, the Fund represents less than 1% of the aggregate global levered finance market, implying significant room for further expansion.
Burgeoning “Large Cap” Lending Opportunity.
Apollo believes there is a dearth of available alternative financing solutions for large corporate issuers outside of the broadly syndicated and high yield markets, despite a growing demand for flexible solutions. Large companies historically utilized banks to tap the public high yield and leveraged loan markets in order to meet their financing needs. Historically, banks typically held these bonds and loans on their own balance sheets, but over the last 15 years moved to an originate-to-distribute
model because of increased regulatory burdens and capital charges. Today, banks generally arrange the financing for a company for a fee and syndicate the debt out to institutional investors. This mechanism for raising capital became increasingly stressed over the past few years as unstable market conditions and the uncertain economic backdrop caused investors and arranging banks to retrench from the market. Primary public debt markets for sub-investment
grade companies are sensitive to market conditions and bank appetite to provide funding to many large issuers falters in volatile markets, like we experienced during
COVID-19
and across 2022. For example, in 2022, volatile market conditions led to sharp year-over-year declines in both leveraged loan and high yield primary issuance, leaving the private market as the only viable financing option for a swath of large borrowers. More recently, for much of 2023, the public leveraged loan markets were largely closed for new sponsor buyout activity. Apollo believes these dynamics will enable the Fund to secure favorable pricing and more rigorous structural protections, driving value for the benefit of the Fund. Apollo believes that this opportunity is only accessible to scaled alternative asset managers with significant relationships and cycle-tested investing expertise, and that the Fund is therefore well-positioned to capitalize on the growing opportunity set.
Proprietary Sourcing Engine Drives Direct Origination.
Across its global platform, Apollo has found that deal flow is often driven by relationships, and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. Apollo’s corporate credit business maintains coverage of over 3,000 companies worldwide. As a result, members of the corporate credit team are in frequent dialogue with management teams and intermediaries, enabling visibility into a given company’s financing needs as well as opportunities to organically grow existing lending relationships. The size and scale of our liquid credit businesses have become increasingly important given the trend from public to private lending, particularly among larger corporate borrowers. Apollo believes that its ability to leverage its incumbency to source deals directly with large corporate borrowers creates a meaningful barrier to entry. We further augment these efforts with a dedicated sponsor coverage effort, that includes approximately three dozen professionals focused on origination and sourcing direct lending transactions. As of December 31, 2023, Apollo funds loaned approximately $33 billion to portfolio companies of Apollo’s top 30 sponsors. Importantly, Apollo’s credit business is one of the largest lending counterparties to Wall Street, with trading volume across credit products well in excess of $100 billion in recent years. This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which Apollo believes will put the Fund in a position to access challenged syndications at attractive terms during periods of volatility. Through these various touchpoints, Apollo has established a combination of robust networks and proprietary relationships that it believes will enable the Fund to source highly attractive opportunities, often on a proprietary basis.
Apollo’s Status as a Preferred Lending Counterparty.
Apollo has developed a reputation as an attractive lending partner due to its scale and ability to design creative capital solutions across capital structures,

particularly in complex situations. The Fund will have the opportunity to participate alongside other Apollo funds and accounts when it underwrites and commits to large transactions, streamlining the execution process for borrowers and enabling them to only interface with a single counterparty, due to the breadth and scale of Apollo’s capital base, which for this purpose includes numerous long-standing co-investment
relationships and syndication capabilities with credit market investors. Being the sole or primary lender in size also facilitates alignment and a partnership mentality that is differentiated from traditional lending relationships. Additionally, our underwriting and structuring ability coupled with company and sector-specific insights across the Apollo platform is expected to enable Apollo to embrace complexity and provide bespoke capital solutions tailored to borrowers’ unique financing needs, including greater certainty of funding at specified terms or within compressed timetables. Apollo believes that the Fund augments Apollo’s ability to leverage its reputation as a preferred lending partner to selectively source proprietary opportunities in large corporate direct lending. Based on our experience in the large corporate direct lending market, we believe that the Fund has an advantage in its ability to provide capital in scale with greater certainty of closing as well as to deliver strategic partner-like benefits.
Strong Alignment with Apollo Balance Sheet Capital.
Since its merger with Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest
alongside the Fund. As a result, the Fund and Apollo will generally be aligned with similar exposure to underlying direct lending investments. Apollo balance sheet capital refers to the insurance company balance sheet of its retirement services business, Athene, as well as commitments directly from Apollo. Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest
alongside the Fund.
Strong Apollo Sponsorship and Integrated Business Model
. Apollo operates its global franchise as an integrated investment platform, leveraging the same monitoring and risk management capabilities across Apollo’s credit business. In the process of screening, executing and monitoring investments across businesses, Apollo has developed valuable relationships with well-regarded sponsors, leading management teams, consultants and other intermediaries, which further drives high-quality deals and thoughtful insights during the investment process. Apollo believes the Fund will benefit from the wealth of knowledge, experience and capabilities across asset classes, industries and geographies at Apollo, which will widen the Fund’s lens and enable the Fund team to more successfully source, diligence and manage opportunities across market cycles.
The Board of Trustees
Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day
basis. The Board of Trustees is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board of Trustees well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board of Trustees information with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of five members, four of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.
Investment Selection
The Fund employs a sophisticated and disciplined approach with respect to sourcing, evaluating and executing prospective investments, consistent with how Apollo manages its funds’ investments across the firm. Our process is defined by an emphasis on meaningful downside protection and the preservation of capital, which we will seek to achieve through extensive private equity-style due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on
approach to driving value and managing investments throughout the ownership period. In this process, the Fund will leverage the collective knowledge and resources of Apollo’s credit investment professionals as well as Apollo’s integrated platform more broadly.

With an extensive team of experienced investment professionals, including seasoned portfolio managers, industry teams comprised of specialists within their respective sectors, product analysts with particular experience in private lending and workouts and investment professionals solely focused on sourcing and maintaining relationships within the capital markets community, Apollo has a combination of robust networks and strategic relationships that we believe will enable the Fund to source highly attractive opportunities, often on a proprietary basis.
Credit Selection and Enhanced Due Diligence.
Consistent with Apollo’s value-orientation, the Fund intends to take a conservative investment approach, employing a rigorous, bottom-up,
private equity-style approach to underwriting prospective investment opportunities. Our approach to credit selection tends to emphasize investments in mature companies in defensive sectors which typically exhibit a lower degree of cyclicality than the broader economy. This focus includes backing experience managed teams and business models that have established a strong position within their respective markets. We seek to leverage insights from across the breadth of Apollo’s investing activities to drive better outcomes, drawing on the expertise and extensive network of relationships that our investment professionals have established in their respective industries. We seek to pursue investments in companies with strong market share, sufficient pricing power, commitment to de-leveraging,
strong management teams and sufficient equity support from sponsors and management. Our analysis includes gathering relevant information regarding the company, its customers, suppliers and competitors, using a combination of legal, regulatory, accounting and industry reports, alongside the many resources of Apollo’s platform. Given the direct, bilateral nature of the relationship between lender and borrower, firms specializing in private credit such as Apollo are able to benefit from a comprehensive relationship with their portfolio companies that enables extensive due diligence and enhanced ongoing monitoring.
Emphasis on Downside Protection.
The Fund is focused on pursuing a senior secured investing strategy comprised primarily of first lien loans to corporate borrowers. These loans typically detach at a
35-45%
loan-to-value
against the borrower’s enterprise value. This approach is designed to maximize recovery of principal in the event of underperformance.
Robust Structural Protections.
Apollo has significant structuring experience and believes the Fund will be able to leverage the Apollo Credit platform’s incumbency and status as a preferred lending partner to bilaterally negotiate highly structured, senior secured loans that are tailored to address the unique risks of a given corporate borrower. In contrast with syndicated loan markets, private credit has the potential to produce better outcomes for lenders by allowing them to retain structural protections within the lending agreements with their borrowers. Direct lenders typically retain control of their credit documentation which is intended to limit their borrowers’ ability to incur additional indebtedness or to allow for value leakage ahead of senior debt. The Fund intends to invest primarily in senior term loans that, coupled with robust covenant packages restricting incremental debt incurrence and restricting payments, are intended to provide downside protection in the form of a priority, undiluted claim on underlying collateral. Apollo believes that due to Apollo’s experience with its managed funds investing across the capital structure, the Fund will be able to consider investment structures that are different, and often more complex, than other investors. Our disciplined approach to transaction structuring is intended to mitigate risk in the event of adverse outcomes.
Portfolio Construction.
We also seek to minimize the risk of loss through portfolio construction. Our approach seeks to avoid outsized industry concentration, particularly to more cyclical industries. We also seek to avoid outsized exposure to any individual borrower. We believe that a more granular portfolio helps to mitigate the risk of loss.
High Degree of Selectivity.
Apollo believes that credit selectivity in every market environment is a critical driver of performance. In recent years, Apollo has closed on just
5-10%
of direct lending opportunities that it evaluated. By virtue of our value-driven investment approach emphasizing downside protection, Apollo’s corporate credit business has experienced a 0.1% annual average default rate, as compared to a 2.4% annual average default rate within the broader leveraged loan market. Even in an event of default, Apollo’s corporate credit business has seen substantially higher recovery rates as compared to the broader market, experiencing a 66% recovery rate as compared to 59% for the broader leveraged loan market. Given the size of the market opportunity in large corporate direct lending, Apollo believes that the Fund is well-positioned to exercise quality credit selection in any market environment.
Institutionalized Monitoring and Risk Management Capabilities.
Across its platform, Apollo employs a disciplined and rigorous approach to ongoing monitoring. Because Apollo expects to be the sole or largest lender to a borrower, the Fund expects to benefit from having driven the diligence process and structuring of covenants and loan documents. Direct lenders generally benefit from increased transparency, communication and coordination with borrowers. Apollo will seek to maintain active dialogue with the management team and/or sponsor throughout the life of the investment, reviewing financial information and other data in depth. Should such a deteriorating situation arise, the investment would be put on a watchlist and would undergo enhanced monitoring and an independent review. If the situation were to progress to a full workout, Apollo has an in-house
distressed credit team that can assist in seeking to stabilize the situation. The Fund will seek to manage the risks associated with Fund investments through portfolio construction, continued monitoring and evaluation. Apollo has devoted significant resources in the development of a sophisticated, integrated infrastructure designed to support the investment and risk management process. This includes proprietary systems for the monitoring, accounting and compliance aspects of the Firm’s portfolios, along with trading, clearing and settlement of assets.
Valuation Process.
Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule
2a-5
under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Fund’s Board of Trustees. Even though the Fund’s Board of Trustees designated the Fund’s Adviser as “valuation designee,” the Fund’s Board of Trustees continues to be responsible for overseeing the processes for determining fair valuation. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, the Adviser typically utilizes independent third party valuation firms to assist us in determining fair value of such investments in good faith, based on procedures adopted by and subject to the supervision of the Board of Trustees. As of December 31, 2023, independent third party valuation firms performed their procedures over most of our investments for which market quotations are not readily available.
We will also determine our NAV as of the last day of a month that is not also the last day of a calendar quarter and we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). Investments for which market quotations are readily available are recorded at such market quotations.
Managerial Assistance.
As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Apollo

Advantage program. The Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.
Investments
Fair Value Measurement and Disclosures
The following table shows the composition of our investment as of December 31, 2023, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$6,633,492	$6,680,870	$—	$1,324,780	$5,356,090
Second Lien Secured Debt	39,474	28,808	—	—	28,808
Unsecured Debt	9,489	9,253	—	9,253	—
Common Equity/Interests	498	624	—	—	624
Preferred Equity	99	33	—	—	33

Total Investments before Cash Equivalents	$6,683,052	$6,719,588	$—	$1,334,033	$5,385,555

Money Market Fund	$55,000	$55,000	$55,000	$—	$—

Total Cash Equivalents	$55,000	$55,000	$55,000	$—	$—

Total Investments after Cash Equivalents	$6,738,052	$6,774,588	$55,000	$1,334,033	$5,385,555

Interest rate swaps	$—	$10,490	$—	$10,490	$—
Foreign currency forward transactions	—	(3,681)	—	(3,681)	—

Total Assets and Liabilities at Fair Value	$6,738,052	$6,781,397	$55,000	$1,340,842	$5,385,555

The following table shows the composition of our investment as of December 31, 2022, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$4,357,934	$4,266,966	$—	$1,436,996	$2,829,970
Unsecured Debt	69,276	41,665	—	41,665	—
Common Equity/Interests	200	205	—	—	205
Preferred Equity	100	56	—	—	56

Total Investments before Cash Equivalents	$4,427,510	$4,308,892	$—	$1,478,661	$2,830,231

Money Market Fund	$4	$4	$4	$—	$—

Total Cash Equivalents	$4	$4	$4	$—	$—

Total Investments after Cash Equivalents	$4,427,514	$4,308,896	$4	$1,478,661	$2,830,231

Interest rate swaps	$—	$(460)	$—	$(460)	$—
Foreign currency forward transactions	—	249	—	249	—

Total Assets and Liabilities at Fair Value	$4,427,514	$4,308,685	$4	$1,478,450	$2,830,231

The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2023:

	Year Ended December 31, 2023
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/Interests	Preferred Equity	Total
Fair value as of December 31, 2022	$2,829,970	$—	$—	$205	$56	$2,830,231
Net realized gains (losses)	1,818	—	—	—	—	1,818
Net change in unrealized gains (losses)	61,319	(4,595)	—	122	(23)	56,823
Net amortization on investments	11,974	(270)	—	—	—	11,704
Purchases, including capitalized PIK (3)	3,186,097	33,673	—	314	—	3,220,084
Sales (3)	(636,544)	—	—	(17)	—	(636,561)
Transfers out of Level 3 (1)	(98,544)	—	—	—	—	(98,544)
Transfers into Level 3 (1)	—	—	—	—	—	—

Fair value as of December 31, 2023	$5,356,090	$28,808	$—	$624	$33	$5,385,555

Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2023	$62,433	$(4,595)	$—	$122	$(23)	$57,937

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.

(2)	Includes unfunded commitments measured at fair value of $(13,547).
(3)	Includes reorganizations and restructuring of investments.
The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2022:

	Year Ended December 31, 2022
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/Interests	Preferred Equity	Total
Fair value as of December 31, 2021	$—	$—	$—	$—	$—	$—
Net realized gains (losses)	4,760	—	182	—	—	4,942
Net change in unrealized gains (losses)	(4,283)	—	—	5	(43)	(4,321)
Net amortization on investments	4,293	—	—	—	—	4,293
Purchases, including capitalized PIK (3)	3,251,033	—	19,958	200	99	3,271,290
Sales (3)	(425,833)	—	(20,140)	—	—	(445,973)
Transfers out of Level 3 (1)	—	—	—	—	—	—
Transfers into Level 3 (1)	—	—	—	—	—	—

Fair value as of December 31, 2022	$2,829,970	$—	$—	$205	$56	$2,830,231

Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2022	$(4,283)	$—	$—	$5	$(43)	$(4,321)

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.
(2)	Includes unfunded commitments measured at fair value of $(5,149).
(3)	Includes reorganizations and restructuring of investments.
The following tables summarize the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of December 31, 2023 and December 31, 2022. In addition to the techniques and inputs noted in the tables below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive,
but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.
The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2023 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$3,772,200	Discounted Cash Flow	Discount Rate	6.9%	-	13.4%	10.6%
	1,583,890	Transactional Value	Cost	N/A		N/A	N/A
Second Lien Secured Debt	28,808	Discounted Cash Flow	Discount Rate	21.7%	-	21.7%	21.7%
Common Equity/Interests	499	Market Comparable Technique	Comparable Multiple	8.0x	-	20.5x	13.4x
	125	Transactional Value	Cost	N/A	-	N/A	N/A
Preferred Equity	33	Market Comparable Technique	Comparable Multiple	16.8x	-	16.8x	16.8x

Total Level 3 Investments	$5,385,555

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2022 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$2,279,041	Discounted Cash Flow	Discount Rate	8.7%	-	14.5%	10.7%
	550,929	Transactional Value	Cost	N/A		N/A	N/A
Common Equity/Interests	205	Recent Transaction	Recent Transaction	N/A		N/A	N/A
Preferred Equity	56	Recent Transaction	Recent Transaction	N/A		N/A	N/A

Total Level 3 Investments	$2,830,231

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The significant unobservable inputs used in the fair value measurement of the Fund’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“
EBITDA
”) comparable multiples and market discount rates. The Fund typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.
Investment Transactions
For the year ended December 31, 2023, purchases of investments on a trade date basis were $4,146,891. For the year ended December 31, 2023, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $1,908,436.
For the year ended December 31, 2022, purchases of investments on a trade date basis were $6,606,772. For the year ended December 31, 2022, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $2,170,237.
PIK Income
The Fund holds loans and other investments, including certain preferred equity investments, that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the year ended December 31, 2023, PIK income earned was $11,383. During the year ended December 31, 2022, PIK income earned was $5,467.
The following table shows the change in capitalized PIK balance for the year ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
PIK balance at beginning of period	$5,333	$—
PIK income capitalized	7,879	5,333
Adjustments due to investments exited or written off	—	—
PIK income received in cash	(186)	—

PIK balance at end of period	$13,026	$5,333

Allocation of Investment Opportunities
General
Apollo, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Apollo may establish.
The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
Co-Investment
Relief
An affiliate of the Adviser has received an exemptive order from the SEC on December 29, 2021 (the “Prior Order”), which was amended on January 10, 2023 (the “Order”, and together with the Prior Order, the “Orders”), that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s Board of Trustees may establish objective criteria (“Board Criteria”) clearly defining co-investment
opportunities in which the Fund will have the opportunity to participate with one or more listed or private Apollo-managed BDCs, including us (the “Apollo BDCs”), and other public or private Apollo funds that target similar assets. If an investment falls within the Board Criteria, Apollo must offer an opportunity for the Apollo BDCs to participate. The Apollo BDCs may determine to participate or not to participate, depending on whether Apollo determines that the investment is appropriate for the Apollo BDCs (e.g., based on investment strategy). The co-investment
would generally be allocated to us, any other Apollo BDCs and the other Apollo funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. borrowers. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in large private U.S. borrowers is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
Non-Exchange
Traded, Perpetual-Life BDC
The Fund is
non-exchange
traded BDC, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.
Emerging Growth Company
We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding
shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding
shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible
debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule
12b-2
under the Exchange Act.
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.
Employees
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day
investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The Investment Team will focus on origination, non-originated
investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).
Regulation as a BDC
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by the Fund.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Significant Managerial Assistance
. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
. Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.
Warrants
. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On July 22, 2021, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we are required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We are also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We have established one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined
spreads over SOFR or an alternative reference rate. We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
We may enter into a total return swap (“TRS”) agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule
18f-4,
the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. See “Risk Factors—Risks Related to Debt Financing—We may form one or more CLOs, which may subject us to certain structured financing risks.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Code of Ethics
. We and the Adviser have adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Affiliated Transactions
. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Other
. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adeq
u
acy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

SENIOR SECURITIES
Information about our senior securities is shown in the following table for the fiscal years ended December 31, 2023 and December 31, 2022. The report of Deloitte & Touche LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2023 and December 31, 2022, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(6)	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
Revolving Credit Facility
Fiscal Year Ended December 31, 2023	$614,523	$2,553	$—	N/A	(5)
Fiscal Year Ended December 31, 2022	976,462	$1,992	$—	N/A	(5)
Cardinal Funding LLC
Fiscal Year Ended December 31, 2023	$601,961	$2,553	$—	N/A	(5)
Fiscal Year Ended December 31, 2022	498,731	$1,992	$—	N/A	(5)
Grouse Funding LLC
Fiscal Year Ended December 31, 2023	$187,500	$2,553	$—	N/A
Fiscal Year Ended December 31, 2022	158,000	$1,992	$—	N/A
Mallard Funding LLC
Fiscal Year Ended December 31, 2023	$386,803	$2,553	$—	N/A	(5)
Fiscal Year Ended December 31, 2022	416,395	$1,992	$—	N/A	(5)
Merlin Funding LLC
Fiscal Year Ended December 31, 2023	$15,000	$2,553	$—	N/A
December 2025 Notes
Fiscal Year Ended December 31, 2023	$62,000	$2,553	$—	N/A
Fiscal Year Ended December 31, 2022	62,000	$1,992	$—	N/A
January 2026 Notes
Fiscal Year Ended December 31, 2023	$38,000	$2,553	$—	N/A
Fiscal Year Ended December 31, 2022	—	$1,992	$—	N/A
December 2027 Notes
Fiscal Year Ended December 31, 2023	$82,000	$2,553	$—	N/A
Fiscal Year Ended December 31, 2022	82,000	$1,992	$—	N/A
January 2028 Notes
Fiscal Year Ended December 31, 2023	$18,000	$2,553	$—	N/A
Fiscal Year Ended December 31, 2022	—	$1,992	$—	N/A
September 2026 Notes
Fiscal Year Ended December 31, 2023	$226,000	$2,553	$—	N/A
September 2028 Notes
Fiscal Year Ended December 31, 2023	$325,000	$2,553	$—	N/A
September 2026 Euronotes
Fiscal Year Ended December 31, 2023	$99,356	$2,553	$—	N/A	(5)

(1)
Total amount of each class of senior securities outstanding at the end of the period presented, in thousands. Does not include deferred financing costs and revaluation of unsecured issuances due to interest rate swap valuation changes.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as all senior securities do not have sufficient trading for an average market value per unit to be determined.
(5)	Included in this amount is foreign currency debt obligations.
(6)
On March 21, 2024, the Fund issued $650 million in aggregate principal amount of its 6.900% notes due 2029 in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain
non-U.S.
persons outside the United States pursuant to Regulation S under the Securities Act. The 2029 Notes will mature on April 13, 2029 and may be redeemed in whole or in part at the Fund’s option at any time at par value plus a “make-whole” premium. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.

PORTFOLIO COMPANIES
The following table sets forth certain information as of December 31, 2023 for each portfolio company in which the Fund had an investment. Percentages shown for class of securities held by the Fund represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.
The Board of Trustees approved the valuation of the Fund’s investment portfolio, as of December 31, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Fund’s documented valuation policy that has been reviewed and approved by the Board of Trustees, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Fund’s investments, see the Fund’s financial statements included in this prospectus.

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Companies less than 5% owned
2U	7900 Harkins Road Lanham, MD 20706	Diversified Consumer Services	1st Lien	11.95%	S+650, 0.75% Floor	12/28/2026		16,349	15,690	15,001	0.0%	(2)

3Phase Elevator	60 Shawmut Road, Suite 1 Canton, MA 02021	Real Estate Management & Development	1st Lien	10.95%	S+560, 1.00% Floor	6/23/2027		3,438	3,438	3,258	0.0%	(7)

48forty Solutions	800 Held Drive Northampton, PA 18067	Special Purpose Entity	1st Lien	11.44%	S+610, 1.00% Floor	11/30/2026		7,388	7,388	7,240	0.0%	(7)

Accela	2633 Camino Ramon Suite 500. San Ramon, CA 94583	Software	1st Lien	11.36%	S+600, 0.75% Floor	9/3/2030		20,000	17,899	18,036	0.0%	(4)(7)(8)

Accelerate Learning	5177 Richmond Ave. #800 Houston, TX 77056	Diversified Consumer Services	1st Lien	12.13%	S+675, 1.00% Floor	3/22/2030		25,897	20,208	20,651	0.0%	(4)(7)(8)

Accelerate Learning	5178 Richmond Ave. #800 Houston, TX 77056	Diversified Consumer Services	1st Lien	12.12%	S+675, 1.00% Floor	3/22/2029		3,947	1,474	1,510	0.0%	(4)(7)(8)

Accelerate360	1955 Lake Park Drive, Suite 400, Smyrna, GA 30080	Media	1st Lien	11.64%	S+626, 1.00% Floor	2/11/2027		95,311	86,342	86,342	0.0%	(4)(7)(8)

Access Group	The Armstrong Building 10 Oakwood Drive Loughborough LE11 3QF United Kingdom	Software	1st Lien	10.44%	SONIA+525, 0.00% Floor	6/28/2029		£42,000	50,143	52,598	0.0%	(2)(7)(11)

Acuity	27 Old Gloucester Street London, England WC1N 3AX United Kingdom	Financial Services	1st Lien	10.39%	S+500, 0.00% Floor	6/7/2029		101,619	100,115	100,857	0.0%	(2)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Advantage Sales	18100 Von Karman Avenue, UNIT 1000 Irvine, CA 92612	Media	1st Lien	10.18%	S+476, 0.75% Floor	10/28/2027		25,965	25,831	25,839	0.0%	(2)
Advantice Health	7 East Frederick Place, Suite 100 Cedar Knolls, NJ 07927	Household Products	1st Lien	10.57%	S+510, 0.75% Floor	4/3/2028		9,910	7,319	7,134	0.0%	(4)(7)
Advarra	6100 Merriweather Drive, Suite 600 Columbia, MD 21044	Health Care Providers & Services	1st Lien	10.61%	S+525, 0.75% Floor	8/24/2029		198,166	178,701	180,599	0.0%	(4)(7)(8)
Affordable Care	629 Davis Drive, Suite 300 Morrisville, NC 27560	Health Care Providers & Services	1st Lien	10.96%	S+560, 0.75% Floor	8/2/2028		4,949	4,949	4,850	0.0%	(7)
Alera Group	3 Parkway North, Suite 500 Deerfield, IL 60015	Insurance	1st Lien	11.46%	S+610, 0.75% Floor	10/2/2028		16,437	16,103	16,437	0.0%	(7)(8)
Alera Group	3 Parkway North, Suite 500 Deerfield, IL 60015	Insurance	1st Lien	11.96%	S+660, 0.75% Floor	10/2/2028		39,578	35,528	36,178	0.0%	(4)(7)(8)
Alera Group	3 Parkway North, Suite 500 Deerfield, IL 60015	Insurance	1st Lien	11.11%	S+585, 0.75% Floor	10/2/2028		39,614	(193)	(396)	0.0%	(4)(7)(8)
Alliance Ground International	9130 South Dadeland Boulevard, Datran 2 Suite 1801 Miami, FL 33156	Transportation Infrastructure	1st Lien	11.18%	S+590, 0.75% Floor	6/11/2027		17,218	17,069	17,046	0.0%	(7)
Allied Benefit Systems	200 W Adams St., Suite 500 Chicago, IL 60606	Health Care Providers & Services	1st Lien	10.63%	S+525, 0.75% Floor	10/31/2030		93,000	77,354	77,331	0.0%	(4)(7)(8)
Allied Universal	Eight Tower Bridge 161 Washington Street, Suite 600 Conshohocken, PA 19428	Commercial Services & Supplies	1st Lien	10.11%	S+475, 0.50% Floor	5/12/2028		24,938	24,242	24,994	0.0%
Allied Universal	Eight Tower Bridge 161 Washington Street, Suite 600 Conshohocken, PA 19428	Commercial Services & Supplies	1st Lien	9.21%	S+385, 0.50% Floor	5/12/2028		11,969	11,851	11,938	0.0%
American Express GBT	5 Churchill Place Canary Wharf, London E14 5HU United Kingdom	Consumer Finance	1st Lien	11.48%	S+610, 1.00% Floor	12/16/2026		31,000	31,051	31,078	0.0%	(2)
Anaplan	50 Hawthorne Street San Francisco, CA 94105	IT Services	1st Lien	11.85%	S+650, 0.75% Floor	6/21/2028		9,073	(136)	(0)	0.0%	(4)(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Anaplan	50 Hawthorne Street San Francisco, CA 94105	IT Services	1st Lien	11.85%	S+650, 0.75% Floor	6/21/2029		146,692	144,226	147,425	0.0%	(7)
Antylia Scientific	625 East Bunker Court Vernon Hills, IL 60061	Electrical Equipment	1st Lien	11.18%	S+576, 0.75% Floor	11/1/2028		34,169	34,165	33,827	0.0%	(7)
Antylia Scientific	625 East Bunker Court Vernon Hills, IL 60061	Electrical Equipment	1st Lien	10.89%	S+576, 0.75% Floor	10/30/2026		3,346	—	(33)	0.0%	(4)(7)
AOC	955 Highway 57 Collierville, TN 38017	Chemicals	1st Lien	8.97%	S+361, 0.50% Floor	10/15/2028		15,269	15,250	15,327	0.0%
AOC	955 Highway 57 Collierville, TN 38017	Chemicals	1st Lien	9.71%	S+435, 0.50% Floor	10/15/2028		19,235	18,912	19,323	0.0%
April	114 boulevard Marius Vivier Merle 69439 Lyon cedex 03 – FRANCE	Insurance	1st Lien	10.43%	E+650, 0.00% Floor	4/18/2030		€30,000	28,594	29,050	0.0%	(2)(4)(7)(8)(11)
April	115 boulevard Marius Vivier Merle 69439 Lyon cedex 03 – FRANCE	Insurance	1st Lien	10.18%	E+625, 0.00% Floor	4/18/2030		€7,462	(79)	(144)	0.0%	(2)(4)(7)(8)(11)
Arrowhead Engineered Products	3705 95th Avenue N.E. Blaine, MN 55014	Capital Markets	1st Lien	10.05%	S+465, 0.75% Floor	8/31/2028		9,825	9,825	9,358	0.0%	(7)
ASDA	Asda House South Bank Great Wilson Street Leeds, United Kingdom LS11 5AD	Consumer Staples Distribution & Retail	1st Lien	3.25%	3.25%	2/16/2026		£1,729	1,899	2,050	0.0%	(2)(8)(11)
ASDA	Asda House South Bank Great Wilson Street Leeds, United Kingdom LS11 5AD	Consumer Staples Distribution & Retail	1st Lien	6.88%	E+275, 0.00% Floor	2/16/2026		€5,000	5,199	5,497	0.0%	(2)(8)(11)
ASDA	Asda House South Bank Great Wilson Street Leeds, United Kingdom LS11 5AD	Consumer Staples Distribution & Retail	1st Lien	12.00%	SONIA+675, 0.00% Floor	10/26/2029		£97,403	114,147	119,536	0.0%	(2)(7)(8)(11)
Associa	5401 N. Central Expressway, Suite 300 Dallas, TX 75205	Media	1st Lien	12.17%	S+426 Cash plus 2.50% PIK	7/2/2027		18,539	18,419	18,539	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Asurion	1101 Church St Nashville, TN 37203	Insurance	1st Lien	8.72%	S+336, 0.00% Floor	7/31/2027		22,490	22,378	22,358	0.0%
Asurion	1101 Church St Nashville, TN 37203	Insurance	1st Lien	8.72%	S+336, 0.00% Floor	12/23/2026		12,420	12,171	12,413	0.0%
Athenahealth	311 Arsenal Street Watertown, MA 02472	Health Care Providers & Services	1st Lien	8.61%	S+325, 0.50% Floor	2/15/2029		34,459	33,764	34,356	0.0%
Authentic Brands	1411 Broadway New York, NY 10018	Textiles, Apparel & Luxury Goods	1st Lien	8.96%	S+360, 0.50% Floor	12/21/2028		18,381	18,168	18,490	0.0%
Avalara	255 South King Street, Suite 1800 Seattle, WA 98104	Software	1st Lien	12.60%	S+725, 0.75% Floor	10/19/2028		150,000	133,186	137,045	0.0%	(4)(7)
Avenu Insights	5860 Trinity Parkway, Suite 120, Centreville, VA 20120	Commercial Services & Supplies	1st Lien	11.64%	S+625, 1.00% Floor	10/2/2029		10,000	6,020	6,012	0.0%	(4)(7)(8)
Azurity Pharmaceuticals	8 Cabot Road, Suite 2000 Woburn, MA 01801	Biotechnology	1st Lien	12.09%	S+673, 0.75% Floor	9/20/2027		59,464	58,101	57,606	0.0%
Bausch Health	400 Somerset Corporate Boulevard Bridgewater, NJ 08807	Pharmaceuticals	1st Lien	5.50%	5.50%	11/1/2025		1,000	888	915	0.0%	(2)
Bausch Health	400 Somerset Corporate Boulevard Bridgewater, NJ 08807	Pharmaceuticals	1st Lien	10.71%	S+535, 0.50% Floor	2/1/2027		45,996	43,497	37,573	0.0%	(2)
BDO USA	330 North Wabash Avenue Suite 3200 Chicago, IL 60611	Commercial Services & Supplies	1st Lien	11.36%	S+600, 2.00% Floor	8/31/2028		196,243	192,524	192,319	0.0%	(7)(8)
Beeline	12735 Gran Bay Parkway West, Suite 130 Jacksonville, FL 32258	Commercial Services & Supplies	1st Lien	10.64%	S+525, 0.75% Floor	5/2/2029		71,509	64,275	64,775	0.0%	(4)(7)
Beeline	12735 Gran Bay Parkway West, Suite 130 Jacksonville, FL 32258	Commercial Services & Supplies	1st Lien	10.64%	S+525, 0.75% Floor	5/2/2028		5,134	(37)	—	0.0%	(4)(7)
Boasso	615 Channelside Drive, Suite 206 Tampa, FL 33602	Ground Transportation	1st Lien	12.11%	S+675, 1.00% Floor	6/30/2028		31,857	30,254	30,562	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Boasso	616 Channelside Drive, Suite 206 Tampa, FL 33602	Ground Transportation	1st Lien	10.86%	S+550, 1.00% Floor	6/30/2028		4,000	(18)	(60)	0.0%	(4)(7)(8)
Boasso	617 Channelside Drive, Suite 206 Tampa, FL 33602	Ground Transportation	1st Lien	12.11%	S+675, 1.00% Floor	7/1/2026		2,917	(75)	(44)	0.0%	(4)(7)(8)
BOX Partners	2650 Galvin Drive Elgin, IL 60124	Containers & Packaging	1st Lien	11.14%	S+576, 0.75% Floor	12/11/2028		7,369	7,369	7,369	0.0%	(7)
Camin Cargo	1001 Shaw Avenue, #300, Pasadena, Texas 77506	Energy Equipment & Services	1st Lien	11.36%	S+600, 1.00% Floor	12/6/2029		41,000	30,676	30,669	0.0%	(4)(7)(8)
Carlisle Fluid Technologies	16430 N. Scottsdale Rd, Suite 450 Scottsdale, Arizona, 85254	Machinery	1st Lien	11.86%	S+650, 1.00% Floor	10/2/2029		14,963	14,599	14,588	0.0%	(7)(8)
Carvana	1930 West Rio Salado Parkway Tempe, AZ 85281	Specialty Retail	1st Lien	12.00%	12.00% PIK	12/1/2028		12,270	12,650	10,449	0.0%	(2)
Carvana	1930 West Rio Salado Parkway Tempe, AZ 85281	Specialty Retail	1st Lien	13.00%	13.00% PIK	6/1/2030		18,406	18,777	15,542	0.0%	(2)
Carvana	1930 West Rio Salado Parkway Tempe, AZ 85281	Specialty Retail	1st Lien	14.00%	14.00% PIK	6/1/2031		11,781	12,010	10,093	0.0%	(2)
Catalent	14 Schoolhouse Road, Somerset NJ 08873	Health Care Equipment & Supplies	1st Lien	8.36%	S+300, 0.50% Floor	2/22/2028		9,000	8,933	9,023	0.0%	(2)
Certinia	60 South Market St, Suite 750 San Jose, CA 95113	Software	1st Lien	12.68%	S+725, 1.00% Floor	8/4/2029		4,039	(113)	(121)	0.0%	(4)(7)(8)
Certinia	60 South Market St, Suite 750 San Jose, CA 95113	Software	1st Lien	12.68%	S+725, 1.00% Floor	8/3/2029		30,294	29,429	29,385	0.0%	(7)(8)
Ceva	8735 Rosehill Road, Suite 300 Lenexa, KS 66215	Pharmaceuticals	1st Lien	9.62%	S+425, 0.00% Floor	11/12/2030		8,750	8,663	8,776	0.0%	(2)
Charter Communications	400 Washington Boulevard Stamford, CT 06902	Media	Unsecured Debt	4.75%	4.75%	2/1/2032		10,500	9,489	9,253	0.0%
Charter Next Generation	1264 East High Street Milton, WI 53563	Machinery	1st Lien	9.22%	S+386, 0.75% Floor	12/1/2027		12,815	12,856	12,890	0.0%
Chernin Entertainment	12180 Millennium Drive Suite #500 Playa Vista, CA 90094	Entertainment	1st Lien	10.95%	S+560, 0.50% Floor	7/1/2027		90,496	88,599	90,496	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Circor	30 Corporate Drive Suite 200 Burlington, MA 01803	Machinery	1st Lien	11.40%	S+600, 1.00% Floor	10/18/2029		10,733	(258)	(268)	0.0%	(4)(7)(8)
Circor	30 Corporate Drive Suite 200 Burlington, MA 01803	Machinery	1st Lien	11.40%	S+600, 1.00% Floor	10/18/2030		93,017	90,737	90,692	0.0%	(7)(8)
Citrix	851 Cypress Creek Road Fort Lauderdale, FL 33309	Software	1st Lien	9.95%	S+461, 0.50% Floor	9/29/2028		26,000	23,129	25,421	0.0%
Claire’s	2400 West Central Road Hoffman Estates, IL 60192	Textiles, Apparel & Luxury Goods	1st Lien	11.95%	S+660, 0.00% Floor	12/18/2026		11,895	11,760	10,904	0.0%
Clario	1818 Market St Suite 2600 Philadelphia, PA 19103	Health Care Technology	1st Lien	9.97%	S+461, 1.00% Floor	2/4/2027		19,975	19,433	19,980	0.0%
CNSI	2277 Research Blvd Rockville, MD 20850	Health Care Providers & Services	1st Lien	11.85%	S+650, 0.50% Floor	12/17/2027		4,000	1,355	1,387	0.0%	(4)(7)(8)
CNSI	2277 Research Blvd Rockville, MD 20850	Health Care Providers & Services	1st Lien	11.85%	S+650, 0.50% Floor	12/15/2028		35,640	34,559	34,927	0.0%	(7)(8)
CNSI	2277 Research Blvd Rockville, MD 20850	Health Care Providers & Services	1st Lien	11.08%	S+575, 0.50% Floor	12/17/2028		2,964	2,905	2,905	0.0%	(7)(8)
Congruex	590 Madison Avenue New York, NY 10065	Electric Utilities	1st Lien	11.28%	S+590, 0.75% Floor	5/3/2029		29,550	28,940	28,737	0.0%	(7)(8)
Consilio	1828 L Street, NW, Suite 1070, Washington, DC 20036	Software	1st Lien	9.97%	S+450, 0.50% Floor	5/12/2028		25,000	24,526	24,911	0.0%
CoreTrust	1100 Dr. Martin L. King Jr. Boulevard Suite 1150, 1100 Charlotte Avenue #1150 Nashville, TN 37203	Health Care Providers & Services	1st Lien	12.11%	S+675, 0.75% Floor	10/1/2029		41,675	31,182	30,951	0.0%	(4)(7)
Corpuls	Hauswiesenstraße 26 86916 Kaufering / Germany	Health Care Equipment & Supplies	1st Lien	10.93%	E+700, 0.50% Floor	6/28/2030		€20,000	21,413	21,803	0.0%	(2)(7)(8)(11)
Coupa Software	1855 S. Grant Street San Mateo, CA 94402	Software	1st Lien	12.86%	S+750, 0.75% Floor	2/27/2030		60,220	53,960	54,381	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Coupa Software	1855 S. Grant Street San Mateo, CA 94402	Software	1st Lien	12.86%	S+750, 0.75% Floor	2/27/2029		3,780	(81)	(76)	0.0%	(4)(7)(8)
Delivery Hero	Oranienberger Straße 70 10117 Berlin Germany	Hotels, Restaurants & Leisure	1st Lien	9.68%	E+575, 0.00% Floor	8/12/2027		€79,000	82,558	86,776	0.0%	(2)(7)(8)(11)
Dental Care Alliance	6240 Lake Osprey Drive Sarasota, FL 34240	Health Care Providers & Services	1st Lien	11.75%	S+641, 0.75% Floor	4/3/2028		2,452	2,452	2,452	0.0%	(7)
DigiCert	2801 North Thanksgiving Way, Suite 500 Lehi, UT 84043	Software	1st Lien	9.36%	S+400, 0.00% Floor	10/16/2026		29,662	29,544	29,461	0.0%
Duck Creek Technologies	22 Boston Wharf Road Boston, MA	Software	1st Lien	12.89%	S+750, 1.00% Floor	3/30/2029		23,531	20,859	20,980	0.0%	(4)(7)(8)
EAB	2445 M St. NW Washington, D.C. 20037	Professional Services	1st Lien	8.97%	S+350, 0.50% Floor	8/16/2028		19,949	19,756	19,949	0.0%
Eating Recovery Center	7351 East Lowry Boulevard, Suite 200 Denver, CO 80230	Health Care Providers & Services	1st Lien	11.17%	S+576, 0.75% Floor	11/10/2027		3,195	1,385	1,045	0.0%	(4)
Eating Recovery Center	7351 East Lowry Boulevard, Suite 200 Denver, CO 80230	Health Care Providers & Services	1st Lien	11.17%	S+576, 0.75% Floor	11/10/2028		35,301	35,301	32,654	0.0%
Edelman Financial Services	1050 Enterprise Way, Suite 300 Sunnyvale, CA 94089	Capital Markets	1st Lien	8.97%	S+361, 0.75% Floor	4/7/2028		24,754	24,771	24,820	0.0%
EG Group	Euro House, Haslingden Rd, Waterside, Blackburn BB1 2FA, United Kingdom	Specialty Retail	1st Lien	12.88%	S+750 (includes 6.43% PIK)	11/30/2028		113,000	108,555	108,480	0.0%	(2)(7)
Eiffel	Schiphol Boulevard 397, 1118 BJ, Schiphol, Netherlands	Commercial Services & Supplies	1st Lien	10.93%	E+700, 0.00% Floor	12/19/2029		€15,000	15,665	16,062	0.0%	(2)(7)(8)(11)
Ergotron	1181 Trapp Road Saint Paul, MN 55121	Household Durables	Common Equity/ Partnership Interests	N/A	N/A	N/A		500 shares	50	60	0.0%	(7)
Ergotron	1181 Trapp Road Saint Paul, MN 55121	Household Durables	1st Lien	11.21%	S+586, 0.75% Floor	7/6/2028		9,826	9,668	9,703	0.0%	(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Escalent	17430 College Parkway Livonia, MI 48152	Media	1st Lien	13.45%	S+810, 1.00% Floor	4/7/2029		9,929	9,180	9,229	0.0%	(4)(7)(8)
Esdec	Esdec Solar Group Londenstraat 16 7418 EE Deventer, Netherlands	Independent Power & Renewable Electricity Producers	1st Lien	9.97%	E+600, 0.50% Floor	8/30/2028		€64,878	53,389	52,251	0.0%	(2)(4)(7)(8)(11)
ExactCare	8333 Rockside Road, Valley View, Ohio 44125	Pharmaceuticals	1st Lien	11.89%	S+650, 1.00% Floor	11/3/2029		45,000	39,361	39,336	0.0%	(4)(7)(8)
Flexera	300 Park Boulevard, Suite 500 Itasca, IL 60143	Software	1st Lien	9.22%	S+386, 0.75% Floor	3/3/2028		29,159	29,149	29,180	0.0%
Forterro	3 Cavendish Square London, W1G 0LB United Kingdom	Technology Hardware, Storage & Peripherals	1st Lien	9.95%	SONIA+475, 0.00% Floor	7/9/2029		€8,445	4,749	5,216	0.0%	(2)(4)(7)(11)
Forterro	3 Cavendish Square London, W1G 0LB United Kingdom	Technology Hardware, Storage & Peripherals	1st Lien	6.46%	SARON+475, 0.00% Floor	7/9/2029		3,296	3,315	3,850	0.0%	(2)(7)(11)
Forterro	3 Cavendish Square London, W1G 0LB United Kingdom	Technology Hardware, Storage & Peripherals	1st Lien	8.73%	E+475, 0.00% Floor	7/9/2029		€9,802	9,759	10,631	0.0%	(2)(7)(11)
Forterro	3 Cavendish Square London, W1G 0LB United Kingdom	Technology Hardware, Storage & Peripherals	1st Lien	8.82%	STIBOR+475, 0.00% Floor	7/9/2029	kr	34,792	3,235	3,389	0.0%	(2)(7)(11)
Fortis Fire	1515 Woodfield Road, Suite 630 Schaumburg, Illinois 60173	Commercial Services & Supplies	Common Equity/ Partnership Interests	N/A	N/A	N/A		9 shares	90	92	0.0%	(7)(8)
Fortis Fire	1515 Woodfield Road, Suite 630 Schaumburg, Illinois 60173	Commercial Services & Supplies	1st Lien	11.41%	S+600, 1.00% Floor	7/21/2029		4,908	907	918	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
G2CI	10900-A Stonelake Blvd. Quarry Oaks 1, Ste. 350 Austin, Texas 78759	Software	1st Lien	11.35%	S+600, 0.75% Floor	10/1/2029		10,071	(241)	(252)	0.0%	(4)(7)(8)
G2CI	10900-A Stonelake Blvd. Quarry Oaks 1, Ste. 350 Austin, Texas 78759	Software	1st Lien	11.35%	S+600, 0.75% Floor	9/30/2030		91,272	89,048	88,991	0.0%	(7)(8)
Gainwell	1775 Tysons Blvd McLean, Virginia 22102	Health Care Providers & Services	1st Lien	9.45%	S+410, 0.75% Floor	10/1/2027		32,790	31,965	31,970	0.0%
Gannett	7950 Jones Branch Drive McLean, VA 2210	Media	1st Lien	6.00%	6.00%	11/1/2026		2,694	2,384	2,397	0.0%	(2)
Gannett	7950 Jones Branch Drive McLean, VA 2210	Media	1st Lien	10.47%	S+511, 0.50% Floor	10/15/2026		51,807	51,658	50,868	0.0%	(2)
Gateway Services	230 Hanlon Creek Boulevard #109, Guelph ON N1C 0A1, Canada	Health Care Providers & Services	1st Lien	12.00%	S+665, 0.75% Floor	9/22/2026		95,036	91,954	91,932	0.0%	(4)(7)
Genesys Cloud	2001 Junipero Serra Boulevard Daly City, CA 94014	IT Services	1st Lien	9.47%	S+411, 0.75% Floor	12/1/2027		11,184	11,204	11,241	0.0%
Golden Hippo	23251 Mulholland Dr Woodland Hills, CA, 91364	Specialty Retail	1st Lien	11.38%	S+600, 2.00% Floor	6/13/2028		72,300	61,561	61,817	0.0%	(4)(7)(8)
Greencross	36 Balaclava Street Woolloongabba, QLD 4102 Australia	Diversified Consumer Services	1st Lien	11.00%	S+565, 0.75% Floor	3/23/2028		111,925	109,762	110,526	0.0%	(2)(7)(8)
Greencross	36 Balaclava Street Woolloongabba, QLD 4102 Australia	Diversified Consumer Services	1st Lien	10.16%	BBSW+575, 0.75% Floor	3/23/2028	A$	9,825	7,146	6,645	0.0%	(2)(7)(8)(11)
Gruppo Florence	Via Manzoni, 3, 20121 Milan – Italy	Textiles, Apparel & Luxury Goods	1st Lien	10.66%	E+675, 0.00% Floor	10/17/2030		€69,000	71,021	73,887	0.0%	(2)(7)(8)(11)
GTreasury	2100 East Lake Cook Road, Suite 1100 Buffalo Grove, IL 60089	Software	1st Lien	11.35%	S+600, 1.00% Floor	6/29/2029		20,000	8,286	8,171	0.0%	(4)(7)(8)
Heat Makes Sense	300 Meserole Street #3 Brooklyn, NY 11206	Personal Care Products	1st Lien	11.12%	S+565, 0.75% Floor	7/1/2028		1,617	(25)	(16)	0.0%	(4)(7)(8)
Heat Makes Sense	300 Meserole Street #3 Brooklyn, NY 11206	Personal Care Products	1st Lien	10.87%	S+540, 0.75% Floor	7/1/2029		7,842	7,708	7,764	0.0%	(7)(8)
Heat Makes Sense	300 Meserole Street #3 Brooklyn, NY 11206	Personal Care Products	1st Lien	11.24%	S+575, 0.75% Floor	7/1/2029		35,000	34,309	35,000	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Heat Makes Sense	300 Meserole Street #3 Brooklyn, NY 11206	Personal Care Products	Common Equity/ Partnership Interests	N/A	N/A	N/A		50,000 shares	33	130	0.0%	(7)(8)
Heubach	6 Rue Eugène Ruppert, L-2453 Luxembourg	Chemicals	1st Lien	15.65%	S+1000 (includes 2.00% PIK)	4/30/2024		1,648	1,388	1,372	0.0%	(2)(7)
Heubach	6 Rue Eugène Ruppert, L-2453 Luxembourg	Chemicals	1st Lien	5.50%	S+515, 0.50% Floor	1/3/2029		9,540	9,497	4,055	0.0%	(2)(10)
Higginbotham	500 W 13th St, Fort Worth, Texas, 76102	Insurance	1st Lien	10.96%	S+560, 1.00% Floor	11/25/2026		5,740	5,740	5,740	0.0%	(7)
Higginbotham	500 W 13th St, Fort Worth, Texas, 76102	Insurance	1st Lien	10.96%	S+560, 1.00% Floor	11/24/2028		40,097	33,138	33,268	0.0%	(4)(7)
HKA	3200 Daresbury Park Daresbury, Warrington, England, WA4 4BU United Kingdom	Commercial Services & Supplies	1st Lien	11.87%	S+650, 0.50% Floor	8/9/2029		2,015	532	507	0.0%	(2)(4)(7)(8)
HKA	3200 Daresbury Park Daresbury, Warrington, England, WA4 4BU United Kingdom	Commercial Services & Supplies	1st Lien	11.12%	S+575, 0.50% Floor	8/9/2029		18,465	18,107	17,911	0.0%	(2)(4)(7)(8)
Houghton Mifflin	125 High Street Boston, MA 02110	Diversified Consumer Services	1st Lien	10.71%	S+535, 0.50% Floor	4/9/2029		44,395	42,536	43,658	0.0%
HOV	90 Matawan Road; Fifth Floor; Matawan, NJ 07747	Household Durables	1st Lien	11.75%	11.75%	9/30/2029		2,000	1,947	1,945	0.0%	(2)(7)(8)
HOV	90 Matawan Road; Fifth Floor; Matawan, NJ 07747	Household Durables	1st Lien	8.00%	8.00%	9/30/2028		2,000	1,981	1,980	0.0%	(2)(7)(8)
HOV	90 Matawan Road; Fifth Floor; Matawan, NJ 07747	Household Durables	1st Lien	7.50%	S+450, 3.00% Floor	6/30/2026		70,000	(3,845)	(4,200)	0.0%	(2)(4)(7)(8)
Howden Group	Old Govan Road Renfrew, PA4 8XJ United Kingdom	Insurance	1st Lien	10.61%	S+525, 0.75% Floor	11/12/2027		72,983	71,781	72,983	0.0%	(2)(7)
Iconix Brand Group	1450 Broadway, 3rd Floor New York, NY 10018	Textiles, Apparel & Luxury Goods	1st Lien	11.50%	S+615, 1.00% Floor	8/22/2029		78,262	77,007	77,479	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Infoblox	2390 Mission College Boulevard, Suite 501 Santa Clara, CA 95054	Software	1st Lien	9.12%	S+375, 0.75% Floor	12/1/2027		13,322	13,326	13,332	0.0%
Ingenovis Health	5700 South Quebec Street, Suite 300 Greenwood Village, Colorado 80111	Professional Services	1st Lien	9.22%	S+386, 0.75% Floor	3/6/2028		3,085	2,982	3,004	0.0%
Ingenovis Health	5700 South Quebec Street, Suite 300 Greenwood Village, Colorado 80111	Professional Services	1st Lien	9.71%	S+435, 0.50% Floor	3/6/2028		4,962	4,799	4,826	0.0%

Instem	Diamond Way Stone Business Park Stone, Staffordshire ST15 0SD United Kingdom	Software	1st Lien	5.50%	S+550, 0.00% Floor	12/8/2029		£4,554	(94)	(96)	0.0%	(2)(4)(7)(8)(11)

Instem	Diamond Way Stone Business Park Stone, Staffordshire ST15 0SD United Kingdom	Software	1st Lien	10.80%	S+550, 1.00% Floor	12/8/2029		9,278	9,048	9,046	0.0%	(2)(7)(8)

International Wire Group	12 Masonic Avenue Camden, NY 13316	Electrical Equipment	1st Lien	12.21%	S+685, 1.00% Floor	6/28/2029		19,916	16,211	16,371	0.0%	(4)(7)(8)

Ironclad	1650 East Freeway Baytown TX 77521	Commercial Services & Supplies	1st Lien	12.15%	S+676, 1.00% Floor	9/30/2027		5,000	3,246	3,245	0.0%	(4)(7)(8)

JPW	427 New Sanford Rd, La Vergne, TN 37086,	Machinery	1st Lien	11.25%	S+588, 2.00% Floor	11/22/2028		117,000	114,124	114,075	0.0%	(7)(8)

KDC	8115 Preston Road, Suite 700 Dallas, TX 75225	Personal Care Products	1st Lien	10.36%	S+500, 0.00% Floor	8/15/2028		16,870	16,381	16,756	0.0%	(2)

Kroll	55 East 52nd Street 17 Fl. New York NY 10055	Professional Services	1st Lien	9.10%	S+375, 1.00% Floor	4/9/2027		31,759	31,630	31,521	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

LABL	4053 Clough Woods Drive Batavia, OH 45103	Commercial Services & Supplies	1st Lien	10.46%	S+510, 0.50% Floor	10/29/2028		18,064	17,748	17,374	0.0%

Liberty Tire Recycling	600 River Avenue Pittsburgh, PA 15212	Commercial Services & Supplies	1st Lien	9.97%	S+461, 1.00% Floor	5/5/2028		12,868	12,571	11,983	0.0%

Lime	85 2nd St, San Francisco, California 94105	Leisure Products	1st Lien	10.00%	10.00%	9/30/2026		75,000	73,606	73,500	0.0%	(7)(8)

Material+	1900 Avenue of the Stars, 16th Floor Los Angeles, CA 90067	Media	1st Lien	11.45%	S+610, 0.75% Floor	8/19/2027		7,368	7,368	7,276	0.0%	(7)

Mavis Tire Express Services	358 Saw Mill River Road Millwood, NY 10546	Automobile Components	1st Lien	9.47%	S+411, 0.75% Floor	5/4/2028		23,509	23,437	23,583	0.0%

MCA	135 North Church Street, Suite 310 Spartanburg, SC 29306	Communications Equipment	1st Lien	11.35%	S+600, 1.00% Floor	10/16/2029		12,500	8,153	8,145	0.0%	(4)(7)(8)

McGraw Hill	1325 6th Avenue New York, NY 10019	Media	1st Lien	10.22%	S+486, 0.50% Floor	7/28/2028		25,837	24,863	25,845	0.0%

Medallia	575 Market Street, Suite 1850 San Francisco, CA 94105	Software	1st Lien	11.95%	S+660 (includes 5.97% PIK)	10/29/2028		38,037	37,370	38,037	0.0%	(7)(8)

Medical Solutions	1010 North 102nd Street, Suite 300 Omaha, NE 68114	Health Care Providers & Services	1st Lien	8.71%	S+335, 0.50% Floor	11/1/2028		8,972	8,717	8,448	0.0%

Mitchell	9771 Clairemont Mesa Blvd, Ste. A San Diego CA 92124	Software	1st Lien	9.40%	S+386, 0.50% Floor	10/15/2028		20,000	19,529	20,020	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Mitel Networks	4000 Innovation Drive Ottawa, ON K2K 3K1 Canada	Communications Equipment	1st Lien	11.94%	S+644, 1.00% Floor	10/18/2027		6,395	6,201	6,123	0.0%	(2)(7)

Mitel Networks	4000 Innovation Drive Ottawa, ON K2K 3K1 Canada	Communications Equipment	2nd Lien	12.20%	S+670, 1.00% Floor	10/18/2027		38,156	39,474	28,808	0.0%	(2)(7)

MRO Holdings	5215 North O’Connor Boulevard, Suite 1820 Irving, TX 75039	Aerospace & Defense	1st Lien	11.14%	S+576, 0.50% Floor	12/18/2028		4,836	4,836	4,848	0.0%	(2)(7)

New Relic	188 Spear St., Suite 1000. San Francisco, CA 94105	Software	1st Lien	12.10%	S+675, 1.00% Floor	11/8/2030		46,264	40,760	40,743	0.0%	(4)(7)(8)

Norwegian Cruise Line	7665 Corporate Center Drive, Miami, Florida 33126	Hotels, Restaurants & Leisure	1st Lien	9.75%	9.75%	2/22/2028		19,223	19,057	20,421	0.0%	(2)(7)(8)

Nutpods	15900 SE Eastgate Way Building B, Suite 125 Bellevue, WA 98008	Food Products	1st Lien	11.83%	S+650, 1.00% Floor	12/26/2029		5,000	3,650	3,650	0.0%	(4)(7)(8)

Nutpods	15900 SE Eastgate Way Building B, Suite 125 Bellevue, WA 98008	Food Products	Common Equity/Partnership Interests	N/A	N/A	N/A		125 shares	125	125	0.0%	(7)(8)

Omega Healthcare	2424 North Federal Highway, Suite #205 Boca Raton, FL 33431	Health Care Providers & Services	1st Lien	11.35%	S+600, 1.00% Floor	10/8/2029		120,000	105,354	105,271	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
PARS	11411 N.E. 124th Street, #170 Kirkland, WA 98034	Hotels, Restaurants & Leisure	1st Lien	12.19%	S+685, 1.50% Floor	4/3/2028		9,932	8,869	8,831	0.0%	(4)(7)(8)

Patriot Growth Insurance Services	502 Office Center Drive, Suite 215 Fort Washington, PA 19034	Insurance	1st Lien	11.10%	S+575, 0.75% Floor	10/16/2028		6,000	361	420	0.0%	(4)(7)

Patriot Growth Insurance Services	502 Office Center Drive, Suite 215 Fort Washington, PA 19034	Insurance	1st Lien	11.00%	S+565, 0.75% Floor	10/16/2028		34,453	32,142	32,142	0.0%	(4)(7)

Patriot Pickle	20 Edison Dr, Wayne, NJ 07470	Consumer Staples Distribution & Retail	1st Lien	11.33%	S+600, 1.00% Floor	12/22/2029		10,000	6,409	6,409	0.0%	(4)(7)(8)

Pave America	15175 E. Colonial Drive Orlando, Florida 32826	Construction & Engineering	1st Lien	12.28%	S+690, 1.00% Floor	2/7/2028		36,473	32,911	32,773	0.0%	(4)(7)(8)

Paymentsense	2 Canalside Walk, London, W2 1DG, United Kingdom	Financial Services	1st Lien	12.50%	12.50% (includes 6.25% PIK)	11/22/2029		£47,000	55,127	57,812	0.0%	(2)(7)(8)(11)

Peloton	441 Ninth Avenue, 6th Floor. New York, NY 10001	Leisure Products	1st Lien	12.48%	S+710, 0.50% Floor	5/25/2027		4,962	4,936	4,998	0.0%	(2)

Peraton	1875 Explorer Street Reston, VA 20190	IT Services	1st Lien	9.21%	S+385, 0.75% Floor	2/1/2028		27,661	27,674	27,765	0.0%

PetSmart	19601 North 27th Avenue Phoenix, AZ 85027	Specialty Retail	1st Lien	9.21%	S+385, 0.75% Floor	2/11/2028		9,775	9,780	9,682	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
PIB	1 Minster Ct Mincing Ln, London, Greater London, EC3R 7AA, UK	Financial Services	1st Lien	10.70%	E+675, 0.00% Floor	3/17/2028		£22,500	13,276	13,895	0.0%	(2)(4)(7)(11)
Ping Identity	1001 17th Street, Suite 100 Denver, CO 80202	Software	1st Lien	12.36%	S+700, 0.75% Floor	10/17/2028		2,273	(46)	(23)	0.0%	(4)(7)
Ping Identity	1001 17th Street, Suite 100 Denver, CO 80202	Software	1st Lien	12.36%	S+700, 0.75% Floor	10/17/2029		22,727	22,228	22,500	0.0%	(7)
Practice Plus Group	Hawker House 5-6 Napier Court Napier Road Reading, Berkshire RG1 8BW United Kingdom	Health Care Providers & Services	1st Lien	11.48%	SONIA+625, 0.50% Floor	11/2/2029		£10,000	11,609	12,651	0.0%	(2)(7)(8)(11)
Pritchard Industries	150 East 42nd Street New York, NY 10017	Real Estate Management & Development	1st Lien	10.93%	S+575, 0.75% Floor	10/13/2027		6,386	6,386	6,226	0.0%	(7)
Profile Products	750 West Lake Cook Road, Suite 440 Buffalo Grove, IL 60089	Commercial Services & Supplies	1st Lien	10.99%	S+560, 0.75% Floor	11/12/2027		4,913	4,913	4,913	0.0%	(7)
ProMach	50 East Rivercenter Blvd., Suite 1800 Covington, Kentucky 41011	Machinery	1st Lien	9.47%	S+411, 1.00% Floor	8/31/2028		17,938	18,021	18,013	0.0%
Public Partnerships	148 State Street, 6th Floor Boston, MA 02109	Health Care Providers & Services	Preferred Equity	N/A	N/A	N/A		100,000 shares	99	33	0.1%	(7)(8)
Public Partnerships	148 State Street, 6th Floor Boston, MA 02109	Health Care Providers & Services	1st Lien	11.74%	S+635, 0.75% Floor	7/1/2028		9,612	8,409	8,420	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

Public Trust Advisors	Johns Manville Plaza, 717 17th St #1850, Denver, CO 80202	Banks	1st Lien	10.93%	S+575, 1.00% Floor	12/29/2029		469	100	100	0.0%	(4)(7)(8)

Public Trust Advisors	Johns Manville Plaza, 717 17th St #1850, Denver, CO 80202	Banks	1st Lien	10.93%	S+575, 1.00% Floor	12/28/2029		4,531	4,441	4,441	0.0%	(7)(8)

QA Group	International House, 1 St Katharine’s Way, London, E1W 1UN, United Kingdom	Commercial Services & Supplies	1st Lien	11.25%	SONIA+600, 0.00% Floor	10/5/2029		£31,000	36,535	38,329	0.0%	(2)(7)(8)(11)

R.R. Donnelley	35 West Wacker, 36th Floor Chicago, IL 60601	Commercial Services & Supplies	1st Lien	12.71%	S+735, 0.75% Floor	3/17/2028		123,920	120,663	124,214	0.0%	(8)

R1 RCM	433 W. Ascension Way Suite 200. Murray, Utah 84123	Health Care Providers & Services	1st Lien	8.60%	S+325, 0.00% Floor	6/21/2029		5,500	5,433	5,511	0.0%	(2)

Redfin	1099 Stewart St, Suite 600 Seattle, WA 98101	Real Estate Management & Development	1st Lien	11.24%	S+575, 1.50% Floor	10/20/2028		126,841	60,397	60,330	0.0%	(2)(4)(7)(8)

Relativity	231 South LaSalle Street, 8th Floor Chicago, IL 60604	Software	1st Lien	11.96%	S+660, 1.00% Floor	5/12/2027		31,762	28,410	28,786	0.0%	(4)(7)

Reliable Doors	9375 Archibald Ave, Rancho Cucamonga, CA 91730	Building Products	1st Lien	11.62%	S+625, 1.00% Floor	10/4/2028		9,989	7,571	7,546	0.0%	(4)(7)(8)

Revlon	55 Water Street New York, New York 10041	Personal Care Products	1st Lien	11.50%	P+350, 1.75% Floor	5/2/2026		110,000	5,133	5,056	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

Rise and Brill	828 Kasota Avenue S.E. Minneapolis, MN 55414	Consumer Staples Distribution & Retail	1st Lien	10.96%	S+560, 1.00% Floor	8/13/2027		32,425	31,976	31,786	0.0%	(7)(8)

Rise and Brill	828 Kasota Avenue S.E. Minneapolis, MN 55414	Consumer Staples Distribution & Retail	1st Lien	11.86%	S+660, 1.00% Floor	8/13/2027		1,016	(33)	(1)	0.0%	(4)(7)(8)

Rise and Brill	828 Kasota Avenue S.E. Minneapolis, MN 55414	Consumer Staples Distribution & Retail	1st Lien	11.71%	S+635, 1.00% Floor	8/13/2027		8,216	8,022	8,207	0.0%	(7)(8)

Risk Strategies	160 Federal Street Boston, MA 02110	Insurance	1st Lien	11.41%	S+600, 0.75% Floor	11/1/2029		7,000	1,184	1,265	0.0%	(4)(7)

Risk Strategies	160 Federal Street Boston, MA 02110	Insurance	1st Lien	11.04%	S+565, 0.75% Floor	11/1/2029		48,431	47,399	47,163	0.0%	(4)(7)

RMC	155 Paragon Drive Rochester, NY 14624	Chemicals	Common Equity/Partnership Interests	N/A	N/A	N/A		100 shares	100	102	0.1%	(7)(8)

RMC	155 Paragon Drive Rochester, NY 14624	Chemicals	1st Lien	11.36%	S+600, 1.00% Floor	8/1/2029		19,888	5,386	5,361	0.0%	(4)(7)(8)

Roaring Fork III-B	401 Congress Avenue Suite 3100 Austin, TX 78701	Asset Backed Securities	1st Lien	10.79%	S+540, 0.00% Floor	7/16/2026		49,667	27,495	26,877	0.0%	(2)(4)(7)(8)

Safe-Guard	Two Concourse Parkway, Suite 500 Atlanta, Georgia 30328	Insurance	1st Lien	11.48%	S+610, 0.50% Floor	1/27/2027		90,168	88,630	88,815	0.0%	(7)(8)

SafetyCo	3741 E. Ten Mile Rd Warren, MI 48091	Commercial Services & Supplies	1st Lien	11.10%	S+575, 1.00% Floor	11/17/2029		15,000	10,699	10,694	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

SAVATREE	550 Bedford Road Bedford Hills, NY 10507	Commercial Services & Supplies	1st Lien	10.75%	S+540, 0.75% Floor	10/12/2028		19,682	17,299	17,239	0.0%	(4)(7)

SERVPRO	801 Industrial Boulevard Gallatin, TN 37066	Diversified Consumer Services	1st Lien	11.33%	S+600, 1.00% Floor	12/18/2028		45,400	22,310	22,282	0.0%	(4)(7)

Sky Zone	86 N University Ave Ste 350 Provo, UT, 84601	Hotels, Restaurants & Leisure	1st Lien	12.11%	S+675, 1.00% Floor	7/18/2028		14,969	12,221	12,325	0.0%	(4)(7)(8)

Smile Brands	100 Spectrum Center Drive, Suite 1500 Irvine, CA 92618	Health Care Providers & Services	1st Lien	9.98%	S+461, 0.75% Floor	10/12/2027		7,368	7,368	7,036	0.0%	(7)

Smith System	2301 East Lamar Blvd., Ste. 250, Arlington, TX 76006	Commercial Services & Supplies	1st Lien	11.39%	S+600, 1.00% Floor	11/6/2029		15,000	12,977	12,971	0.0%	(4)(7)(8)

Solenis	2475 Pinnacle Drive Wilmington, DE 19803	Chemicals	1st Lien	9.95%	S+460, 0.50% Floor	11/9/2028		17,051	16,729	17,097	0.0%

Solenis	2475 Pinnacle Drive Wilmington, DE 19803	Chemicals	1st Lien	10.35%	S+500, 0.50% Floor	11/9/2028		6,801	6,485	6,849	0.0%

Solera	1500 Solana Boulevard Building #6, Suite #6300, 3rd Floor Westlake, TX 76262	Software	1st Lien	9.47%	S+411, 0.50% Floor	6/2/2028		49,438	49,277	48,839	0.0%

Stamps.com	1990 East Grand Avenue El Segundo, CA 90245	Software	1st Lien	11.23%	S+585, 0.75% Floor	10/5/2028		31,931	31,466	31,931	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

Stretto	410 Exchange. Ste. 100. Irvine, CA 92602	Financial Services	1st Lien	11.39%	S+600, 1.00% Floor	10/13/2028		135,000	132,390	132,300	0.0%	(7)(8)

Swissport	Flughofstrasse 55 8152 Opfikon Switzerland	Air Freight & Logistics	1st Lien	11.18%	E+725, 0.00% Floor	9/30/2027		€85,000	80,719	91,724	0.0%	(2)(7)(8)(11)

Team Select	3033 N. 44th St, Suite 330 Phoenix, Arizona 85018	Health Care Providers & Services	1st Lien	11.94%	S+660, 1.00% Floor	5/4/2029		9,961	7,491	7,646	0.0%	(4)(7)(8)

Tekni-Plex	460 East Swedesford Road, Suite 3000 Wayne, PA 19087	Containers & Packaging	1st Lien	10.60%	S+525, 0.50% Floor	9/15/2028		2,992	2,933	3,007	0.0%

Tekni-Plex	460 East Swedesford Road, Suite 3000 Wayne, PA 19087	Containers & Packaging	1st Lien	9.61%	S+426, 0.50% Floor	9/15/2028		25,574	25,557	25,536	0.0%

TerSera Therapeutics	520 Lake Cook Road, Suite 500 Deerfield, IL 60015	Health Care Equipment & Supplies	1st Lien	12.11%	S+675, 1.00% Floor	4/4/2029		15,000	13,452	13,748	0.0%	(4)(7)(8)

Thrive Pet Healthcare	800 West Cesar Chavez Street, Suite B-100 Austin, TX 78701	Health Care Providers & Services	1st Lien	9.22%	S+386, 0.00% Floor	3/31/2027		25,588	25,551	22,626	0.0%

Tivity Health	701 Cool Springs Boulevard Franklin, TN 37067	Health Care Providers & Services	1st Lien	11.35%	S+600, 0.75% Floor	6/28/2029		113,563	112,116	112,143	0.0%	(7)(8)

Transportation Insight	310 Main Avenue Way S.E. Hickory, NC 28602	Ground Transportation	1st Lien	9.98%	S+460, 1.00% Floor	12/18/2024		7,387	7,387	7,239	0.0%

Tranzonic	26301 Curtiss Wright Parkway Richmond Heights, OH 44143	Commercial Services & Supplies	1st Lien	11.46%	S+610, 0.75% Floor	8/14/2028		29,792	28,355	28,742	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

Tranzonic	26301 Curtiss Wright Parkway Richmond Heights, OH 44143	Commercial Services & Supplies	Common Equity/Partnership Interests	N/A	N/A	N/A		50 shares	50	66	0.0%	(7)(8)

Treace Medical Concepts	203 Fort Wade Road, Suite 150 Ponte Vedra, FL 32081	Health Care Equipment & Supplies	1st Lien	9.00%	S+610, 1.00% Floor	4/1/2027		17,500	7,266	7,073	0.0%	(2)(4)(7)(8)

Treace Medical Concepts	203 Fort Wade Road, Suite 150 Ponte Vedra, FL 32081	Health Care Equipment & Supplies	1st Lien	7.00%	S+410, 1.00% Floor	4/1/2027		1,500	200	178	0.0%	(2)(4)(7)(8)

Trench Plate Rental Co.	13217 Laureldale Avenue Downey, CA 90242	Construction & Engineering	1st Lien	10.95%	S+560, 1.00% Floor	12/3/2026		49,318	45,701	45,510	0.0%	(4)(7)(8)

Trench Plate Rental Co.	13217 Laureldale Avenue Downey, CA 90242	Construction & Engineering	Common Equity/Partnership Interests	N/A	N/A	N/A		331 shares	50	50	0.0%	(7)(8)

Trescal	34, Rue Guersant. Paris, Île-de- France 75017, France	Electrical Equipment	1st Lien	10.43%	E+650, 0.00% Floor	5/2/2030		€39,482	34,723	34,813	0.0%	(2)(4)(7)(8)(11)

Trescal	34, Rue Guersant. Paris, Île-de- France 75017, France	Electrical Equipment	1st Lien	11.85%	S+650, 0.50% Floor	5/2/2030		11,498	11,176	11,268	0.0%	(2)(7)(8)

True Potential	Gateway West, Newburn Riverside, Newcastle upon Tyne, NE15 8NX, United Kingdom	Capital Markets	1st Lien	5.00%	5.00%	2/15/2027		€1,000	1,075	1,065	0.0%	(2)(8)(11)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

True Potential	Gateway West, Newburn Riverside, Newcastle upon Tyne, NE15 8NX, United Kingdom	Capital Markets	1st Lien	6.50%	6.50%	2/15/2027		£2,000	2,324	2,390	0.0%	(2)(8)(11)

True Potential	Gateway West, Newburn Riverside, Newcastle upon Tyne, NE15 8NX, United Kingdom	Capital Markets	1st Lien	11.48%	SONIA+625, 0.00% Floor	2/15/2028		£69,000	86,132	87,196	0.0%	(2)(7)(8)(11)

United Site Services	118 Flanders Road Westborough, MA 01581	Commercial Services & Supplies	1st Lien	9.89%	S+451, 0.50% Floor	12/15/2028		22,273	22,340	17,497	0.0%

US Fertility	9600 Blackwell Road, 5th Floor Rockville, MD 20850	Health Care Providers & Services	1st Lien	11.99%	S+660, 1.00% Floor	12/21/2027		10,927	10,684	10,763	0.0%	(7)(8)

US Fertility	9600 Blackwell Road, 5th Floor Rockville, MD 20850	Health Care Providers & Services	1st Lien	11.90%	S+635, 1.00% Floor	12/21/2027		130	58	57	0.0%	(4)(7)(8)

US LBM	2150 East Lake Cook Road, Suite 1010 Buffalo Grove, IL 60089	Building Products	1st Lien	9.21%	S+385, 0.75% Floor	12/17/2027		15,356	15,134	15,209	0.0%

Varsity Brands	4849 Alpha Rd. Dallas , Texas 75244	Leisure Products	1st Lien	11.83%	S+650, 1.00% Floor	12/15/2026		139,500	137,501	137,408	0.0%	(7)(8)

Varsity Brands	4849 Alpha Rd. Dallas , Texas 75244	Leisure Products	1st Lien	10.47%	S+511, 1.00% Floor	12/15/2026		995	968	991	0.0%	(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

Vensure	1475 S Price Rd Chandler, AZ, 85286	IT Services	1st Lien	10.63%	S+525, 0.75% Floor	3/29/2027		39,988	4,540	4,277	0.0%	(4)(7)

VEPF VII	401 Congress Avenue, Suite 3100 Austin, TX 78701	Financial Services	1st Lien	9.89%	S+450 PIK	2/28/2028		19,294	19,216	19,306	0.0%	(2)(7)

Version 1	Millennium House, Millennium Walkway Dublin 1, D01 F5P8 Ireland	IT Services	1st Lien	10.94%	SONIA+575, 0.00% Floor	7/11/2029		€7,377	1,248	1,438	0.0%	(2)(4)(7)(8)(11)

Version 1	Millennium House, Millennium Walkway Dublin 1, D01 F5P8 Ireland	IT Services	1st Lien	9.33%	E+540, 0.00% Floor	7/11/2029		€4,029	3,964	4,404	0.0%	(2)(7)(8)(11)

Version 1	Millennium House, Millennium Walkway Dublin 1, D01 F5P8 Ireland	IT Services	1st Lien	10.59%	SONIA+540, 0.00% Floor	7/11/2029		£6,559	7,638	8,277	0.0%	(2)(7)(8)(11)

VFS Global	2-4 Rue Eugène Ruppert, L-2453 Luxembourg	Professional Services	1st Lien	10.33%	E+640, 0.00% Floor	5/16/2029		€111,776	114,400	123,395	0.0%	(2)(7)(8)(11)

VFS Global	2-4 Rue Eugène Ruppert, L-2453 Luxembourg	Professional Services	1st Lien	12.09%	SONIA+690, 0.00% Floor	5/16/2029		£22,059	26,581	28,118	0.0%	(2)(7)(8)(11)

Village Pet Care	1090 Center Drive, Park City, UT 84098	Specialty Retail	1st Lien	11.85%	S+650, 1.00% Floor	9/22/2029		5,000	1,388	1,330	0.0%	(4)(7)(8)

Virtusa	132 Turnpike Road, Suite 300 Southborough, MA 01772	IT Services	1st Lien	9.21%	S+385, 0.75% Floor	2/15/2029		7,897	7,822	7,918	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	C C Y	Par/ Shares	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes

Vita Global	Level 1, IFC 1 Esplanade St Helier Jersey JE2 3BX	Chemicals	1st Lien	12.27%	SONIA+700, 0.00% Floor	7/6/2027		£17,150	23,233	21,204	0.0%	(2)(7)(11)

Volunteer Materials	750 State Hwy 99, Lewisburg, TN 37091	Construction Materials	1st Lien	11.86%	S+650, 1.00% Floor	9/1/2029		4,990	3,739	3,729	0.0%	(4)(7)(8)

W.R. Grace	7500 Grace Drive Columbia, MD 21044	Chemicals	1st Lien	9.36%	S+401, 0.50% Floor	9/22/2028		5,922	5,918	5,950	0.0%

Wellsky	11300 Switzer Road Overland Park, KS 66210	Health Care Technology	1st Lien	11.22%	S+586, 0.75% Floor	3/10/2028		52,831	51,561	52,831	0.0%	(7)

Wolfspeed	4600 Silicone Drive Durham, NC 27703	Semiconductors & Semiconductor Equipment	1st Lien	9.88%	9.88%	6/23/2030		120,000	115,449	115,956	0.0%	(2)(7)(8)

Wood Mackenzie	Exchange Place 2 5 Semple Street Edinburgh EH3 8BL, United Kingdom	IT Services	1st Lien	12.13%	S+675, 0.75% Floor	2/1/2028		5,049	(124)	(126)	0.0%	(2)(4)(7)(8)

Wood Mackenzie	Exchange Place 2 5 Semple Street Edinburgh EH3 8BL, United Kingdom	IT Services	1st Lien	12.13%	S+675, 0.75% Floor	2/1/2030		62,638	60,927	61,072	0.0%	(2)(7)(8)

Zendesk	989 Market Street San Francisco, CA 94103	Software	1st Lien	11.65%	S+625, 0.75% Floor	11/22/2028		195,898	142,801	145,759	0.0%	(4)(7)(8)

Zest Dental Solutions	2875 Loker Avenue East, Carlsbad, CA 92010	Health Care Equipment & Supplies	1st Lien	10.86%	S+550, 0.00% Floor	2/8/2028		11,880	11,373	11,650	0.0%

								Total	6,683,052	6,719,588		(6)(9)

1.
This information is based on data made available to us as of December 31, 2023. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

2.
Investments that the Fund has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any nonqualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Fund monitors the status of these assets on an ongoing basis. As of December 31, 2023, non-qualifying
assets represented approximately 28.75% of the total assets of the Fund.

3.
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to the SOFR or an alternate base rate (which can include but is not limited to LIBOR, the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. As of December 31, 2023, overnight SOFR was 5.38%, 1 month SOFR was 5.35%, 3 month SOFR was 5.33%, 6 month SOFR was 5.16%, SONIA was 5.19%, 3 months BBSW was 4.41%, 3 months EURIBOR was 3.91%. 6 months EURIBOR was 3.86%, Swiss Average Overnight (SARON) was 1.70%, Stockholm Interbank Offered Rate (STIBOR) was 4.05%, and Prime was 8.5%.

4.
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Note 8 “Commitments and Contingencies” in our most recent annual report on Form
10-K,
as well as any of our subsequent SEC filings.

5.	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
6.	Aggregate gross unrealized gain and loss for federal income tax purposes is $53,850 and $61,525, respectively. Net unrealized loss is $7,675 based on a tax cost of $6,782,263.
7.
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees, pursuant to the Fund’s valuation policy. See Note 2 “Significant Accounting Policies” in our most recent annual report on Form
10-K,
as well as any of our subsequent SEC filings.

8.
These are
co-investments
made with the Fund’s affiliates in accordance with the terms of the exemptive order the Fund received from the SEC permitting us to do so. See Note 4. “Related Party Agreements and Transactions” in our most recent annual report on Form
10-K,
as well as any of our subsequent SEC filings, for discussion of the exemptive order from the SEC.

9.	All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.
10.	Position or portion thereof is listed as non-accrual status. See Note 2 “Significant Accounting Policies” in our most recent annual report on Form 10-K, as well as any of our subsequent SEC filings.
11.	Par amount is denominated in USD unless otherwise noted, British Pound (“£”), Australian Dollar (“A$”), European Euro (“€”), Swedish Krona (“kr”) and Swiss Franc (“ ”).
12.
These debt investments are not pledged as collateral under any of the Fund’s credit facilities. For other debt investments that are pledged to the Fund’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. See Note 6 “Debt and Foreign Currency Transactions and Translations” in our most recent annual report on Form
10-K,
as well as any of our subsequent SEC filings. As such, these securities are not available as collateral to our general creditors.

MANAGEMENT OF THE FUND
Board of Trustees
Our business and affairs are managed under the direction of our Board of Trustees. The Board of Trustees are classified, with respect to the time for which members of the Board of Trustees severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the Class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of five members, four of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our Independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.
Trustees
Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Public or Investment Company Directorships Held by Trustee*
Independent Trustees

Meredith Coffey	1968	Trustee	Class I Trustee since 2021.	Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association from 2008-2023.	Trustee, Apollo Diversified Credit Fund from 2022-present.

Christine Gallagher	1985	Trustee	Class I Trustee since 2021.	Leidos Military & Veterans Health Solutions Chief of Staff from April 2023-present; Communications & Engagement Manager from March 2021-April 2023; President of Military Quality of Life Consulting, LLC, a military support company, from 2015-present; IT project manager for BAM Technologies, LLC from 2015-2019.	Trustee, Apollo Diversified Credit Fund from 2022-present.

Michael Porter	1983	Trustee	Class II Trustee since 2021.	Corporate Development and Strategy at Netflix from December 2014-present; Board of Directors of Ednovate Charter School from December 2021-present.	Trustee, Apollo Diversified Credit Fund from 2022-present.

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Public or Investment Company Directorships Held by Trustee*
Carl J. Rickertsen	1960	Trustee	Class II Trustee since 2021.	Managing partner of Pine Creek Partners, a private equity investment firm, from 2015-present.	Director, Apollo Senior Floating Rate Fund Inc. from 2011-present; Director, Apollo Tactical Income Fund Inc. from 2013-present; Trustee, Apollo Diversified Credit Fund from 2022-present; Director, Berry Global Inc. from 2013-present; Director, MicroStrategy Inc. from 2002-present.

Interested Trustees

Earl Hunt	1981	Trustee, Chairperson and Chief Executive Officer	Class III Trustee since 2021.	Mr. Hunt joined Apollo in 2021. Partner in the Global Markets division at Goldman Sachs from 2015-2021; Member of Goldman Sachs’ Partnership Committee and Global Markets Operating Committee from 2015-2021.	Trustee, Apollo Diversified Credit Fund from 2022-present.

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
The address for each Trustee is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, NY 10019. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Eric Rosenberg	1968	Chief Financial Officer	Since 2023
Mr. Rosenberg joined Apollo in 2023. Prior to joining Apollo, Mr. Rosenberg was Chief Operating Officer and Chief Financial Officer for a family investment office from February 2022 to June 2023. Previously, Mr. Rosenberg was Chief Financial Officer and Managing Director for Anchorage Capital Group from 2016 to 2022. Also, he was Chief Financial Officer and Managing Director for
Blackstone Credit (formerly known as GSO Capital Partners) from 2008 to 2016. Prior to Blackstone, Mr. Rosenberg held various positions at Goldman Sachs from 1998 to 2008. Mr. Rosenberg earned a Bachelor of
Business Administration with a concentration in Accounting from Boston University, School of Management. Mr. Rosenberg is a Certified Public Accountant (CPA).

Ryan Del Giudice	1990	Chief Compliance Officer	Since 2023	Mr. Del Giudice joined Apollo in 2022. He was appointed the Chief Compliance Officer of the Fund in March 2023. Mr. Del Giudice also serves as Chief Compliance Officer for Apollo Diversified Real Estate Fund, Apollo Diversified Credit Fund, Midcap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., and Apollo Tactical Income Fund, Inc. Before joining Apollo, Mr. Del Giudice was the Chief Compliance Officer and SVP of Operations for Griffin Capital’s interval fund platform and registered investment advisers subsidiaries from 2017 to 2022. Prior to that, Mr. Del Giudice was a Vice President at Cipperman Compliance Services (acquired by Foreside), a boutique compliance consulting firm, where he served as the Chief Compliance Officer and/or consultant for registered investment companies, business development companies and alternative asset managers. Mr. Del Giudice graduated from St. Joseph’s University with a BS in Business Administration and Finance.

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Kristin Hester	1980	Chief Legal Officer and Secretary	Since 2021	Ms. Hester has been with Apollo since 2015 and currently serves as General Counsel—Regulated Funds and also serves as Chief Legal Officer and Secretary of the Fund since August 2022. Prior to her appointment as Chief Legal Officer, Ms. Hester, served as the Fund’s General Counsel and Assistant Secretary since 2021. Ms. Hester has served as Senior Counsel for Apollo since 2015 and also serves as Chief Legal Officer for Midcap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc, Apollo Diversified Credit Fund and Redding Ridge Asset Management LLC. Prior to joining Apollo, Ms. Hester was associated with the law firms of Dechert LLP from 2009-2015 and Clifford Chance US LLP from 2006-2009. In each case she primarily advised U.S. registered investment companies, their investment advisers, and boards of directors on various matters under the Investment Company Act of 1940. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

Adam Eling	1982	Chief Operating Officer	Since 2023	Mr. Eling joined Apollo in 2012 and is a Managing Director in Apollo’s Credit business. He serves as the Chief Operating Officer of Apollo Direct Lending and the Company. Previously, Mr. Eling was a member of Apollo’s Business Strategy team involved in the development and execution of growth initiatives for Apollo’s Credit platform. Prior to joining Apollo, Mr. Eling was an equity research analyst covering the financial services sector at Credit Suisse from 2006 to 2012. Mr. Eling graduated summa cum laude from University of Cincinnati with a BBA in Finance and International Business. He is a Chartered Financial Analyst (CFA).
The address for each officer is c/o Apollo Debt Solutions BDC 9 West 57th Street, New York, NY 10019.
Biographical Information
The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees
Earl Hunt.
Mr. Hunt is our Chief Executive Officer and our Chairman of the Board of Trustees. Mr. Hunt has been with Apollo and/or its affiliates since 2021. Prior to joining Apollo, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of Goldman Sachs’ Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was
co-head
of U.S. Distressed and Par Loan sales at Goldman Sachs. Prior to joining Goldman Sachs in 2015, Mr. Hunt worked at Citi for 11 years, where he was a director in Leveraged Finance sales. Mr. Hunt is a member of the Board of Trustees of Brown University. Mr. Hunt earned a BA in Economics from Brown University.
Independent Trustees
Meredith Coffey.
Ms. Coffey is a Trustee, a member of our Audit Committee and Chairperson of our Nominating and Governance Committee. From 2008 to 2023, Ms. Coffey was an Executive Vice President of the Loan Syndications and Trading Association (“LSTA”), and ran the Research Department and
co-headed
the LSTA’s regulatory and CLO efforts, which helped facilitate continued availability of credit and the efficiency of the loan market. In addition, Ms. Coffey headed efforts to analyze current and anticipated loan market developments, helping the LSTA build strategy and improve market efficiency, and providing commentary through weekly newsletters, periodic conferences and webcasts. Ms. Coffey and the analyst team also engaged market participants, press and regulators on issues and developments in the global loan market. Ms. Coffey has published analysis on the syndicated loan market in numerous books and periodicals, presents frequently, and has testified several times before Congress on issues pertaining to the loan and CLO markets. Prior to joining the LSTA, Ms. Coffey was Senior Vice President and Director of Analysis focusing on the loan and adjacent markets for Thomson Reuters LPC, working in and running loan research for 15 years. Ms. Coffey has a B.A. in Economics from Swarthmore College and a graduate degree in Economics from New York University.
Christine Gallagher.
Ms. Gallagher is a Trustee, a member of our Audit Committee and a member of our Nominating and Governance Committee. Ms. Gallagher serves as the Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services. Commencing in March 2021, Ms. Gallagher held the roles of Chief of Staff, Leidos Military & Veterans Health Solutions; Communications and Engagement Manager, Military and Family Life Counseling (MFLC) Program (West). She is also president of Military Quality of Life Consulting (MQOLC), LLC, a company she founded in 2015 that equips professional organizations to fulfill their goal of supporting the military community through corporate social responsibility, corporate philanthropy and cause marketing. In 2020, MQOLC’s mission expanded with a new product offering, The Stressless PCS Kit. From 2015 to 2019, Ms. Gallagher served as an agile IT project manager for BAM Technologies, LLC. She has served as a program director for multiple national military service organizations during her career. She was a Lecturer, Faculty Academic Advisor and Adjunct Professor at Troy University and Austin Peay State University in each of the respective school’s communications department from 2009 to 2016. Ms. Gallagher has served on the board of a number of national and local military service organizations.
Michael Porter.
Mr. Porter is a Trustee, a member of our Audit Committee and a member of our Nominating and Governance Committee. Mr. Porter currently works in Corporate Development and Strategy for Netflix, a position he has held since December 2014. He also currently serves on the Board of Directors of Ednovate Charter School, joining that board in December 2020. Prior to joining Netflix, Mr. Porter spent two years as an investment associate, including at Vista Equity Partners, focusing on software private equity products. He also worked as an entertainment finance associate in J.P. Morgan Chase’s Entertainment Industries Group. Mr. Porter has fifteen years of finance experience related to equity research, corporate development, investment banking and private equity. Mr. Porter has an MBA from Harvard Business School and a B.A. in international business from the University of California, Berkeley.

Carl J. Rickertsen.
Mr. Rickertsen is a Trustee, the Chairperson of our Audit Committee and a member of our Nominating and Governance Committee. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy Incorporated, a publicly-traded software firm, since October 2002 and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. He also currently serves on the Board of Directors for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., positions he has held since 2011 and 2013, respectively. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils, Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.
Executive Officers Who are not Trustees
Eric Rosenberg.
Mr. Rosenberg joined Apollo in 2023. Prior to joining Apollo, Mr. Rosenberg was Chief Operating Officer and Chief Financial Officer for a family investment office from February 2022 to June 2023. Previously, Mr. Rosenberg was Chief Financial Officer and Managing Director for Anchorage Capital Group from 2016 to 2022. Also, he was Chief Financial Officer and Managing Director for Blackstone Credit (formerly known as GSO Capital Partners) from 2008 to 2016. Prior to Blackstone, Mr. Rosenberg held various positions at Goldman Sachs from 1998 to 2008. Mr. Rosenberg earned a Bachelor of Business Administration with a concentration in Accounting from Boston University, School of Management. Mr. Rosenberg is a Certified Public Accountant (CPA).
Ryan Del Giudice.
Mr. Del Giudice joined Apollo in 2022. He became the Chief Compliance Officer of the Fund in March 2023. Mr. Del Giudice also serves as Chief Compliance Officer for Apollo Diversified Real Estate Fund, Apollo Diversified Credit Fund, Midcap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., and Apollo Tactical Income Fund, Inc. Before joining Apollo, Mr. Del Giudice was the Chief Compliance Officer and SVP of Operations for Griffin Capital’s interval fund platform and registered investment advisers subsidiaries from 2017 to 2022. Prior to that, Mr. Del Giudice was a Vice President at Cipperman Compliance Services (acquired by Foreside), a boutique compliance consulting firm, where he served as the Chief Compliance Officer and/or consultant for registered investment companies, business development companies and alternative asset managers. Mr. Del Giudice graduated from St. Joseph’s University with a BS in Business Administration and Finance.
Kristin Hester.
Ms. Hester has been with Apollo since 2015 and currently serves as General Counsel—Regulated Funds and also serves as Chief Legal Officer and Secretary of the Fund since August 2022. Prior to her appointment as Chief Legal Officer, Ms. Hester, served as the Fund’s General Counsel and Assistant Secretary since 2021. Ms. Hester has served as Senior Counsel for Apollo since 2015 and also serves as Chief Legal Officer for Midcap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc, Apollo Diversified Credit Fund and Redding Ridge Asset Management LLC. Prior to joining Apollo, Ms. Hester was associated with the law firms of Dechert LLP from 2009-2015 and Clifford Chance US LLP from 2006-2009. In each case she primarily advised U.S. registered investment companies, their investment advisers, and boards of directors on various matters under the Investment Company Act of 1940. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

Adam Eling.
Mr. Eling joined Apollo in 2012 and is a Managing Director in Apollo’s Credit business. He serves as the Chief Operating Officer of Apollo Direct Lending and the Company. Previously, Mr. Eling was a member of Apollo’s Business Strategy team involved in the development and execution of growth initiatives for Apollo’s Credit platform. Prior to joining Apollo, Mr. Eling was an equity research analyst covering the financial services sector at Credit Suisse from 2006 to 2012. Mr. Eling graduated summa cum laude from University of Cincinnati with a BBA in Finance and International Business. He is a Chartered Financial Analyst (CFA).
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, NY 10019.
Committees of the Board of Trustees
Our Board of Trustees currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. The Fund will hold annual meetings of shareholders.
Audit Committee.
The audit committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of four persons, including Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen, all of whom are considered independent for purposes of the 1940 Act. Mr. Rickertsen serves as the chair of the Audit Committee. Our Board of Trustees has determined that Mr. Rickertsen qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation
S-K
under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule
10A-3
of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at gwms.apollo.com/debtsolutionsBDC.
Nominating and Governance Committee.
The nominating and governance committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of Independent Trustees. The nominating and governance committee consists of four persons, including Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen, all of whom are considered independent for purposes of the 1940 Act. Ms. Coffey serves as the chair of the Nominating and Governance Committee.
The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.
A copy of charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at gwms.apollo.com/debtsolutionsBDC.
Compensation of Trustees
Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person
board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

		Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Audit	Nominating and Governance	Committee Meeting Fee
$50,000 (NAV up to $1 billion)	$2,500	$7,500	None	$1,000
$75,000 (NAV $1 billion to $2 billion)	$2,500	$7,500	None	$1,000
$100,000 (NAV greater than $2 billion)	$2,500	$7,500	None	$1,000
Each Trustee will also receive $1,500 for each telephonic board meeting attended.
We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our
day-to-day
investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.
Compensation of Executive Officers
None of our officers will receive direct compensation from us. The Fund does not engage any compensation consultants. The compensation of the principals and other investment professionals of the Adviser is paid by the Adviser. Compensation paid to our Chief Financial Officer and Chief Compliance Officer is set by the Administrator and is subject to reimbursement by the Fund of the allocable portion of such compensation for services rendered to the Fund. Compensation paid to the Chief Compliance Officer is also approved by the Board of Trustees, including a majority of the Independent Trustees, in accordance with Rule
38a-1
under the 1940 Act. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day
affairs.
Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Mr. Hunt to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.
Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board Role in Risk Oversight
Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of Independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day
management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustee’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT
Apollo Credit Management, LLC serves as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day
operations of, and provide investment advisory and management services to, us.
Investment Personnel
The following investment professionals (the “Portfolio Managers”) will have primary responsibility for the day-to-day
implementation and management of our investment portfolio:
Robert Givone
, Mr. Givone joined Apollo in 2015. He is a Partner and
Co-Head
of Opportunistic Credit. Before joining Apollo, Mr. Givone was a Senior Research Analyst within the Distressed Credit Opportunity Group at Davidson Kempner from January 2009 to July 2015. Prior to that time, Mr. Givone was a Vice President at Brencourt Advisors from February 2006 to January 2009 and was an Investment Banking Analyst at Lehman Brothers from 2004 to 2006. Mr. Givone graduated from Columbia University with a B.A. degree in Economics. Mr. Givone was a professional tennis player from 1994 to 1999.
James Vanek
. Mr. Vanek is a Partner and the
co-head
of Apollo’s Global Performing Credit business. Mr. Vanek joined the firm in 2008, and before that he was Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the US syndicated loan market. Mr. Vanek graduated from Duke University with a BS in economics and a BA in computer science, and received his MBA from Columbia Business School.
In implementing our investment strategy, the Portfolio Managers will have access to the experience and expertise of Mr. John Zito, Mr. Patrick Ryan and Mr. Hunt. Messrs. Zito, Ryan and Hunt are senior executives in the Apollo organization and are primarily responsible for the development and growth of the organization’s credit business. Messrs. Zito, Ryan and Hunt continue to oversee the credit business for various Apollo-sponsored entities and are active in other business operations, but will not have primary responsibility for the Fund’s day-to-day
investment activities. Biographies of Mr. Zito, Mr. Ryan and Hunt are included below.
John Zito
. John Zito is the Deputy Chief Investment Officer of Credit. Mr. Zito is the Senior Portfolio Manager of multiple products across Apollo’s credit platform, and serves on all of the Firm’s credit investment committees. Mr. Zito joined Apollo in 2012 after five years as a Managing Director and Portfolio Manager at Brencourt Advisors, a multi-strategy hedge fund, where he oversaw all the firm’s credit investments including the Brencourt Credit Opportunities Fund. Prior to that, Mr. Zito was at Veritas Fund Group for five years where he co-managed
the flagship capital structure focused high yield fund and the short only credit vehicle. Mr. Zito is a Chartered Financial Analyst charterholder and he graduated cum laude from Amherst College with an A.B. in Economics.
Patrick Ryan
. Mr. Ryan joined Apollo in 2015 in Credit as its Chief Credit Officer, responsible for overseeing credit underwriting processes, serving on Investment Committees and assisting with the management of concentration risks across the portfolio. He has over 30 years of banking, risk management and investment experience in all asset classes of the credit markets. Previously, Mr. Ryan was the Chief Risk Officer of Citibank, N.A, responsible for credit, market and operational risks within Citibank’s $1.3 trillion balance sheet. He also served as Citigroup’s Institutional Client Group’s Chief Credit Officer and the Chief Risk Officer of Citi’s Europe, Middle East & Africa region. He began his career at Chemical Bank where he was a Senior Originator in the Middle Market Structured Finance Group, originating, structuring and syndicating leveraged financings. Mr. Ryan is a member of Wesleyan University’s Athletic Advisory Council and is a founder of Staten Island ACHIEVE Dollars for Scholars. He graduated with a BA in history from Wesleyan University and received his MBA from Columbia University.
Earl Hunt
. Refer to the “Management of the Fund” section to see Mr. Hunt’s biography.

The table below shows the dollar range of Common Shares owned by the Portfolio Managers as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (1)
Robert Givone	$500,001 – $1,000,000
James Vanek	$100,001 – $500,000
John Zito	—
Patrick Ryan	—
Earl Hunt	over $1,000,000

(1)	Dollar ranges are as follows: $0, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The Portfolio Managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Robert Givone

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	1	$96	1	$96
Other pooled investment vehicles	1	$6,030	1	$3,935
Other accounts	6	$6,516	5	$5,596
James Vanek

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	3	$1,825	1	$699
Other pooled investment vehicles	4	$7,084	3	$3,128
Other accounts	2	$709	1	$376
John Zito

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	1	$96	1	$96
Other pooled investment vehicles	1	$6,030	1	$3,935
Other accounts	6	$2,186	6	$1,126

Patrick Ryan

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	—	$—	—	—
Other pooled investment vehicles	—	$—	—	$—
Other accounts	—	$—	—	$—
Earl Hunt

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	1	$1,101	1	$801
Other pooled investment vehicles	—	$—	—	$—
Other accounts	—	$—	—	$—
Compensation
The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.
Base Compensation
. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.
Discretionary Compensation
. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•
Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

•	Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised accounts, subject to standard terms and conditions, including vesting.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
Apollo Credit Management LLC is located at 9 West 57th Street, New York, NY 10019. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser manages our day-to-day
operations and provides investment advisory services to us.
Advisory Agreement
The Adviser will provide management services to us pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;

•
identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;

•	negotiating, obtaining and managing financing facilities and other forms of leverage; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.
The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Compensation of Adviser
We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.
Base Management Fee
The Base Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.
Incentive Fee
The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income
The portion based on our income is based on
Pre-Incentive
Fee Net Investment Income Returns.
“Pre-Incentive
Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement entered into between us and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive
Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.
Pre-Incentive
Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from
Pre-Incentive
Fee Net Investment Income Returns.
Pre-Incentive
Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).
We will pay the Adviser an incentive fee quarterly in arrears with respect to our
Pre-Incentive
Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on
Pre-Incentive
Fee Net Investment Income Returns in any calendar quarter in which our
Pre-Incentive
Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our
Pre-Incentive
Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catchup.” The
“catch-up”
is meant to provide the Adviser with approximately 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•
12.5% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up
is achieved, 12.5% of all
Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive
Fee Net Investment Income
(expressed as a percentage of the value of net assets
per quarter)

0%	1.25%	1.43%
f 0% g	f 100% g	f 12.5% g

Percentage of
Pre-Incentive
Fee Net Investment Income
Allocated to Quarterly Incentive Fee
These calculations are
pro-rated
for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to
Pre-Incentive
Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive
Pre-Incentive
Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
Incentive Fee Based on Capital Gains
The second component of the Incentive Fee, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.
Administration Agreement
Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment
professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party.

The Administrator intends to hire a
sub-administrator
to assist in the provision of administrative services. The
sub-administrator
will receive compensation for its
sub-administrative
services under a
sub-administration
agreement.
The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.
Certain Terms of the Advisory Agreement and Administration Agreement
Each of the Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year
thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities (as defined by the 1940 Act) and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the Advisory Agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and the Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained by the Adviser or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser or Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless:

(1)	we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest;

(2)	the Indemnified Party was acting on our behalf or performing services for us;

(3)
such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of our officers; and

(4)	the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
Payment of Our Expenses Under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1.	investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement;

2.
the Fund’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment
professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in “Advisory and Administration Agreement—Administration Agreement”; and

3.	all other expenses of the Fund’s operations and transactions, including those listed in “Plan of Operation—Expenses.”
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.
Board Approval of the Advisory Agreement
Our Board, including our Independent Trustees, approved the Advisory Agreement at a meeting held on July 22, 2021. In reaching a decision to approve the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;

•	the proposed investment advisory fee rates to be paid by the Fund to the Adviser;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement; and

•	the organizational capability and financial condition of the Adviser and its affiliates.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested
trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders.
On July 20, 2023, the Advisory Agreement was renewed and continued for an additional one-year
period ending on July 22, 2024.
Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•
We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•
The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•
We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our Common Shares;

•
We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines Published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups
or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash
compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Advisory Agreement.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST
The Firm will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide to us. These conflicts will arise primarily from the Firm, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect all material conflicts known to the Fund at the time of this filing.
Apollo sponsors, manages or advises and will continue to sponsor, manage or advise other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). Apollo will continue to sponsor, manage or advise new Apollo Clients, whether alone or partnering with others, and will continue to maintain, develop, expand or monetize its investment and advisory and related businesses. Certain current Apollo Clients have, and certain future Apollo Clients are expected to have, investment mandates that overlap, either substantially or in part, with that of the Fund, and Apollo expects that the universe of potential investments and other activities of Apollo’s business could overlap with the investments and activities of the Fund, each of which, as a result, is expected to create conflicts of interest. For clarification, Apollo Clients will not include (a) any alternative investment vehicle, special purpose vehicle, subsidiary of the Fund, vehicles established to structure a co-investment,
master, joint or commingled account or investment vehicle, joint venture or other person through which the Fund can make an investment or group of investments or (b) any investment and any portfolio investment or investment of any other Apollo Client or Apollo and its subsidiaries, in each case subject to the 1940 Act, and unless the Adviser determines in its sole discretion that such person should be treated as an Apollo Client under the circumstances.
The following discussion sets forth certain potential conflicts of interest that should be carefully evaluated before making an investment in the Fund. Attention is also drawn to certain risk factors (see “
Risk Factors
” above) that refer to potential conflicts of interest.
Allocation of Investment Opportunities
. Certain inherent conflicts of interest arise from the fact that (i) Apollo provides investment advisory and/or management services to more than one Apollo Client, (ii) Apollo Clients have one or more overlapping investment strategies and (iii) all or a portion of an investment opportunity may be allocated to Apollo in accordance with Apollo’s allocation policies and procedures. Also, the investment strategies employed by Apollo for current and future Apollo Clients could conflict with each other and adversely affect the prices and availability of other securities or instruments held by, or potentially considered for, one or more other Apollo Clients. If participation in specific investment opportunities is appropriate for more than one Apollo Client, participation in such opportunities will be allocated pursuant to Apollo’s allocation policies and procedures and the applicable governing documents of the relevant Apollo Clients. There can be no assurance, however, that the application of such allocation policies and procedures will result in the allocation of a specific investment opportunity to the Fund or that the Fund will participate in all investment opportunities falling within its investment objective or be allocated its investment interest. In addition, the Adviser may in certain situations choose to consult with or obtain the consent of the Board of Trustees with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act, including Section 57(f), and the Advisers Act. Such considerations have in the past resulted, and may in the future also result, in allocations of certain investment opportunities (including Platform Investments) among Apollo Clients and Apollo on an other than pari passu
basis.
Apollo is committed to allocating investment opportunities in a manner that, over time, is deemed to be fair and equitable, and Apollo has established policies and procedures to guide the determination of such allocations. Subject to applicable law, including the 1940 Act, and the Board of Trustees’ oversight, the Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of the Fund.

Apollo’s allocation policies and procedures have established: (i) the allocations committee of Apollo Global Management, Inc. (“AGM” and such committee, the “AGM Allocations Committee”) to, among other things, review: (a) questions regarding an Apollo Client’s mandate; (b) potential distressed control investments; (c) any opportunities involving potential third-party co-investors;
and (d) the actions taken by subcommittees to the AGM Allocations Committee (the “Allocations
Sub-Committees”)
and conflicts of interest that cannot be resolved by the Allocations
Sub-Committees;
and (ii) allocation guidelines on which such committees generally base their allocation decisions.
Generally, an investment opportunity will be allocated to an Apollo Client if the opportunity reasonably falls within such Apollo Client’s mandate or is otherwise deemed suitable as determined by the relevant portfolio manager, investment committee, the AGM Allocations Committee or an Allocations
Sub-Committee.
If an investment opportunity falls within the mandate of, or is otherwise deemed suitable for, two or more Apollo Clients and it is not possible to fully satisfy the investment interest of all such Apollo Clients, the investment opportunity generally will be allocated pro rata
based on the size of each Apollo Client’s original investment interest. The size of each Apollo Client’s investment interest will be determined generally based on each Apollo Client’s available capital or net asset value (or, in certain circumstances, the available capital or net asset value ascribed to the applicable strategy). However, a number of additional other factors can influence other allocation decisions, including:

a)	the relative actual or potential exposure of any particular Apollo Client to the type of investment opportunity in terms of its existing investment portfolio;

b)	the investment objectives, guidelines or restrictions of such Apollo Client;

c)
cash availability, suitability, instructions from an Apollo Client, permitted leverage and available financing for the investment opportunity (including taking into account the levels/rates that would be required to obtain an appropriate return);

d)	the likelihood of current income;

e)	the size, liquidity and duration of the investment opportunity;

f)	the seniority of loan and other capital structure criteria;

g)	with respect to an investment opportunity originated by a third party, the relationships of a particular Apollo Client (or the portfolio manager) to or with such third party;

h)	tax or accounting considerations;

i)	legal or regulatory considerations;

j)	supply or demand for an investment opportunity at a given price level;

k)
an Apollo Client’s risk or investment concentration parameters (including parameters such as geography, industry, issuer, volatility, leverage, liability duration or weighted average life, asset class type or other risk metrics);

l)	whether the investment opportunity is a follow-on investment;

m)
whether the vehicle is in the process of fundraising, is open to redemptions (in which case notions of net asset value and available capital can be subjectively adjusted to account for anticipated inflows or redemptions) or is close to the end of its investment period or term (for finite duration funds);

n)	whether an Apollo Client’s economic exposure has been swapped to, or otherwise assumed by, one or more other parties;

o)
the governing documents of an Apollo Client (which could include provisions pursuant to which an Apollo Client is entitled to receive an allocation of a certain type of an investment opportunity on a priority basis, which could result in the Fund not participating in any such investment or participating to a lesser extent); and

p)
such other criteria as are reasonably related to a reasonable allocation of a particular investment opportunity to one or more Apollo Clients (
e.g.
, in the case of an Apollo Client
ramp-up
period or when incubating a particular investment strategy or product or the investment period or term of an Apollo Client).

In determining whether an investment opportunity falls within an Apollo Client’s mandate, the relevant portfolio manager, investment committee, the AGM Allocation Committee or an Allocations
Sub-Committee,
as appropriate under the circumstances, will take into consideration that:

i.	multiple Apollo Clients have investment objectives that overlap to greater or lesser degrees;

ii.
the applicable legal documents of each Apollo Client contemplate, to greater or lesser degrees, the obligation to offer such Apollo Client investment opportunities that fall within its investment objective or mandate;

iii.	Apollo endeavors to not systematically disadvantage any Apollo Client;

iv.	the investment objective of a particular Apollo Client could change over time;

v.
the ultimate character of an investment opportunity (
i.e.
, its risk/reward profile) will generally not become clear before a great deal of diligence and analysis has been completed by the investment professionals pursuing such investment opportunity;

vi.
investment opportunities that are outcomes of heavily negotiated transactions are capable of being structured in a variety of ways, each of which presents its own particular risk/reward profile, legal, tax, regulatory and other considerations; and

vii.	an Apollo Client could have more than one mandate.
To the extent that the Fund’s participation in an investment opportunity that is otherwise suitable for the Fund and other Apollo Clients would cause the investment to become subject to requirements and restrictions of any law, rule or regulation that could have an adverse impact on any or all participating Apollo Clients (or underlying investors) in such investment opportunity, Apollo is authorized to exclude the Fund as a whole.
With respect to the Fund, Apollo Investment Management, L.P. (“AIM”) received the Orders from the SEC permitting AIM to use greater flexibility to negotiate the terms of co-investment
transactions with certain of affiliates, including investment funds, including the Fund, managed by AIM or its affiliates, subject to the conditions included therein (the “Order”). Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees must be able to reach certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders and is consistent with the board of trustees’ approved criteria. In certain situations where co-investment
with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, as discussed above, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest
with certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
Apollo’s investment allocation policies and procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders.
Other Participants in Apollo’s Origination Platform
.
Other Apollo Clients participate in Apollo’s origination platform with the Fund, and certain Apollo Clients’ ability to acquire loans could in certain circumstances be dependent on the existence and performance of such other Apollo Clients. Certain of such other Apollo Clients will have different terms, investors, types of investors and investment mandates than those of the originating fund and the Fund, which could create conflicts between the interests of the originating fund and the Fund, on the one hand, and one or more of such other Apollo Clients, on the other hand, relating to, among other things, Apollo’s decision-making with respect to the relevant investment. Apollo seeks to resolve any and all conflicts in a fair and equitable manner; however, subject to the 1940 Act, there can be no assurance that any particular conflict will be resolved in the best interests of the Fund under the circumstances.
Investments with Respect to Which Other Apollo Clients May Benefit
. The Fund can invest in joint ventures and can invest in Platform Investments (defined below), which investment activities may give rise to future investment opportunities (
e.g.
, a forward commitment or other option acquired by the Fund or a relationship developed in connection with the making of an investment by the Fund) from which one or more other Apollo Clients may benefit. The Adviser has an incentive to take such future opportunities and/or benefits into consideration when making investment decisions for the Fund.
In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.
Platform Investments
. In addition, as Apollo continues to seek additional sourcing channels for investment opportunities for the Fund and other Apollo Clients, it is also anticipated that there will be opportunities for investments in various companies or businesses, including, among others, financial services companies and investment advisory/management businesses, that would be allocated to Apollo (and not Apollo Clients, including those participating in Apollo’s origination platform) as part of developing investment sourcing opportunities for the platform, including as part of such underlying investment, a commitment to fund or otherwise contemporaneously participate in such sourcing opportunities by Apollo Clients, including those participating in Apollo’s origination platform (such investments, “Platform Investments”). To the extent applicable, any Platform Investments will be made in compliance with the Order.
From time to time, Apollo recruits an existing or newly formed management team to pursue a new “platform” opportunity that is expected to lead to investment opportunities for Apollo Clients, including the Fund. In other cases, a new Platform Investment may be formed and used to recruit an existing or newly formed management team to build such Platform Investment through acquisitions and organic growth. Finally, in order to augment the Fund team’s capabilities and diligence techniques and, in some instances, to operate or service the Fund’s investments, Apollo may partner with, including through joint ventures, Platform Investments or by making investments in, high-quality operators with significant expertise and the requisite skills to operate or service the Fund’s assets. The structure of each Platform Investment and the engagement of each operating partner will vary, including in respect of whether a management or operating team’s services are exclusive to the platform and whether members of the management team are employed directly by such platform or indirectly through a separate management company established to manage such platform, and such structures are subject to change throughout an investment’s hold period, for example, in connection with potential restructurings, refinancings and/or dispositions. Members of the management or operating team for a Platform Investment could include former Apollo personnel, industry advisors, senior advisors and Apollo advisors. The management or operating team of a Platform Investment (or one or more members thereof) may also provide the same or similar services with respect to other Platform Investments of the Fund and/or one or more other Apollo Clients (including predecessor funds and successor funds thereto and co-investment
vehicles) or provide the same or similar services for assets owned by third parties. The Fund may realize a Platform Investment (in whole or in part) through sale of the platform or a disposition of assets held through the platform. The services provided by the platform’s management and operating team could be similar to, and overlap with, services provided by Apollo to the Fund or to other Apollo Clients, and the services may be provided exclusively to the Platform Investments.

As with the Fund’s other portfolio investments, in respect of all Platform Investments, the Fund will bear the expenses of the management team and/or portfolio entity, as the case may be, including, for example, any overhead expenses, management fees or other fees, employee compensation, diligence expenses or other expenses in connection with backing the management team and/or the build out of the platform entity. Such expenses may be borne directly by the Fund pursuant to the Advisory Agreement or Administration Agreement, as applicable, or indirectly through operational expenses of the Platform Investment. In each case subject to the 1940 Act, the compensation of management of a platform portfolio entity may include management fees (or other fees, including, for example, origination fees) or interests in the profits of the portfolio entity (or other entity in the holdings structure of the Platform Investment), including profits realized in connection with the disposition of an asset and other performance-based compensation. None of the compensation or expenses described above will be offset against any management fees in respect of the Fund and will be borne by the applicable Platform Investment or by the Fund as Fund expenses pursuant to the Advisory Agreement and Administration Agreement.
Co-Investments
Generally and
Co-Investors
.
The Adviser may, consistent with the Order, offer the opportunity to co-invest
alongside the Fund to one or more
Co-Investors
(as described below). The Adviser can, in its sole discretion, offer the opportunity to co-invest
alongside the Fund to (i) other Apollo Clients, (ii) any limited partner of an Apollo Client (or any of its beneficial owners or any other client or account of its advisor or consultant), (iii) management or employees of the relevant portfolio company or issuer to which the Fund makes a loan or in which the Fund invests directly (a “Portfolio Company”), consultants and advisors with respect to such Portfolio Company or pre-existing
investors or other persons associated with such Portfolio Company, (iv) any joint venture partner or operating partner, (v) any alternative investment fund or business sponsored, managed or advised by persons other than Apollo or (vi) any other persons or entities, including persons or entities whom the Adviser believes will be of benefit to the Fund or one or more Portfolio Companies or who may provide a strategic, sourcing or similar benefit to Apollo, any Apollo Client, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user
expertise or otherwise (including credit or other investment funds sponsored by persons other than Apollo in so-called
“club deals” through joint ventures or other entities).
“Co-Investors”
and any similar terminology are intended to refer to investment opportunities that are allocated to the Fund based on its investment strategy and objectives and with respect to which the Adviser has, in each case, in its sole discretion, determined that it is appropriate to offer the opportunity to co-invest
alongside the Fund to one or more such
Co-Investors.
Some of the
Co-Investors
with whom the Fund may
co-invest
have
pre-existing
investments with Apollo, and the terms of such
pre-existing
investments may differ from the terms upon which such persons may invest with the Fund in such investment.
As a business development company regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside Apollo Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment
order issued by the SEC, the Fund may
co-invest
with Apollo Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Apollo Clients) in investments that are suitable for the Fund and one or more of such Apollo Clients. Even if the Fund and any such Apollo Clients and/or co-investment
or other vehicles invest in the same securities, conflicts of interest may still arise.
Co-investment
Allocations
. The Adviser can allocate
co-investment
opportunities among
Co-Investors
in any manner it deems appropriate in its sole discretion taking into account those factors that it deems relevant under the circumstances, including:

i.
the character or nature of the
co-investment
opportunity (e.g., its size, structure, geographic location, relevant industry, tax characteristics, timing and any contemplated minimum commitment threshold);

ii.	the level of demand for participation in such co-investment opportunity;

iii.	the ability of a prospective Co-Investor to analyze or consummate a potential co-investment opportunity, including on an expedited basis;

iv.	certainty of funding and whether a prospective Co-Investor has the financial resources to provide the requisite capital;

v.	the investing objectives and existing portfolio of the prospective Co-Investor;

vi.	as noted above, whether a prospective Co-Investor is a private fund or similar person or business sponsored, managed or advised by persons other than Apollo;

vii.	the reporting, public relations, competitive, confidentiality or other issues that may also arise as a result of the co-investment;

viii.	the legal, tax or regulatory constraints to which the proposed investment is expected to give rise or that are applicable to a prospective Co-Investor;

ix.	the ability of the prospective Co-Investor to make commitments to invest in other Apollo Clients (including contemporaneously with the applicable co-investment);

x.	Apollo’s own interests;

xi.
the prospective
Co-Investor
can provide a strategic, sourcing or similar benefit to Apollo, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user
expertise or otherwise;

xii.	the prospective Co-Investor’s existing or prospective relationship with Apollo; and

xiii.	with respect to the Fund, the restrictions set forth in the Order.
With respect to allocations influenced by Apollo’s own interests, there may be a variety of circumstances where Apollo will be incentivized to afford co-investment
opportunities to one
Co-Investor
over another. For example, depending on the fee structure of the co-investment
opportunity, if any, Apollo may be economically incentivized to offer such co-investment
opportunity to certain
Co-Investors
over others based on its economic arrangement with such
Co-Investors
in connection with the applicable
co-investment
opportunity or otherwise. Additionally, Apollo may be contractually incentivized or obligated to offer certain
Co-Investors
a minimum amount of
co-investment
opportunities or otherwise bear adverse economic consequences for failure to do so, which consequences may include, a loss of future economic rights, including carried interest or other incentive arrangements.
Apollo may allocate
co-investment
opportunities to prospective
Co-Investors
that ultimately decline to participate in the offered
co-investment.
In such instance, if another
Co-Investor
is not identified, the certain Apollo Clients may be unable to consummate an investment, or may end up holding a larger portion of an investment than Apollo had initially anticipated. To the extent that this happens, the Apollo Client may have insufficient capital to pursue other opportunities or may not achieve its intended portfolio diversification.
The Fund may
co-invest
together with other Apollo Clients in some or all of the Fund’s investment opportunities, consistent with the Order. Apollo may also offer co-investment
opportunities to Apollo
co-investment
vehicles (which may include participation by Apollo professionals and employees and other Apollo Clients or entities and other key advisors/relationships of Apollo). In determining the allocation of such co-investment
opportunities, Apollo considers a multitude of factors, including its own interest in investing in the opportunity, including the Apollo
Co-Investment
Percentage. With respect to the Fund, any
co-investment
expenses shall be paid consistent with the Order. With respect to other
Co-Investors
that committed to participate in a particular unconsummated
co-investment,
such
Co-Investors
shall bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment,
such as reverse
break-up
fees or broken deal expenses.

Co-Investment
Expenses
.
The Adviser may, but will not be obligated to, endeavor to cause unaffiliated
Co-Investors
that committed to participate in a particular unconsummated
co-investment
to bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment,
such as reverse
break-up
fees or broken deal expenses, subject to the Order and the 1940 Act.
Fees and Carried Interest Payable with Respect to
Co-Investments
. Apollo can in its discretion: (i) receive performance-based compensation (such as carried interest or performance allocations), management fees or other similar fees from
Co-Investors,
and Apollo may make an investment, or otherwise participate, in any vehicle formed to structure a co-investment
to facilitate, among other things, receipt of such performance-based compensation, management fees or other similar fees; and (ii) collect customary fees in connection with actual or contemplated investments that are the subject of such co-investment
arrangements, and any such fees will be retained by, and be for the benefit of, the Adviser or any of its respective affiliates with respect to certain
Co-Investors.
Any such carried interest, incentive allocation, management fees or other similar fees received from
Co-
Investors with respect to any
co-investment
may (or may not) differ from those charged to the Fund. Additionally, in those circumstances where the applicable
Co-Investors
include one or more members of a Portfolio Company’s management group, the
Co-Investors
who are members of such management group may receive compensation relating to the investment in such Portfolio Company, including incentive compensation arrangements.
Syndications; Syndication Fees
:
Subject to the limitations of the 1940 Act, it is possible that a portion of the Fund’s Portfolio Investments will be syndicated to Apollo Clients, their portfolio companies, investors in Apollo Clients and other third parties via participations in and/or assignments or sales of loans (or interests therein) that the Fund purchased or originated. Subject to the limitations of the 1940 Act, Apollo, the Adviser and their affiliates and/or Apollo Clients may receive certain fees in connection with any such syndication. While the terms of any such transaction, including the price of the participation, assignment or sale, will not be set by the Apollo, the Adviser or the Fund but rather will be established based on third-party valuations, Apollo will nevertheless have an incentive to determine the amount and timing of each syndication in a manner that takes into account the interests of other Apollo Clients that may participate, as well as the prospect of the fees described above, which will not necessarily be consistent with the interests of the Fund in connection with any particular investment.
Sharing of Services
. Subject to the limitations of the 1940 Act, in certain circumstances, in order to create efficiencies and optimize performance, one or more Portfolio Companies of the Fund could determine to share the operational, legal, financial, back-office or other resources of another Portfolio Company of the Fund or a Portfolio Company of an Apollo Client. In connection therewith, the costs and expenses related to such services will be allocated among the relevant entities by Apollo in good faith and in accordance with the 1940 Act and SEC guidance. In addition, it is possible that a Portfolio Company or an affiliated service provider may be in the business of providing services that are, or could be, utilized by another Portfolio Company. In this situation, the Adviser may determine that one or more Portfolio Companies use the other Portfolio Company’s or affiliated service provider’s services, even where these services were previously provided to the investment from a third party. As applicable, the Fund’s Board of Trustees will approve any such services provided by an affiliated service provider. See “
Affiliated Loan Origination and/or Servicing Businesses
” below.
Allocation of Expenses
. Apollo will from time to time incur fees, costs and expenses on behalf of the Fund, one or more other Apollo Clients and itself. To the extent such fees, costs and expenses are incurred for the account or for the benefit of the Fund, one or more other Apollo Clients and itself, the Fund, such other Apollo Clients and Apollo will typically bear an allocable portion of any such fees, costs and expenses (subject to the terms of the Advisory Agreement and Administration Agreement) in such manner as the Adviser in good faith determines. In most cases, Apollo’s Expense Allocation Steering Committee, which typically meets on a quarterly basis, is responsible for the overall expense allocations and the related methodologies for Apollo and Apollo Clients. For example, with respect to Apollo’s group professional liability insurance policy, approximately 90% of the premiums are allocated among all Apollo Clients covered under such policy while the remaining portion is borne by Apollo. Although Apollo endeavors to allocate such fees, costs and expenses in good faith over time, there can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately. Notwithstanding the foregoing, Apollo may in the future develop policies and procedures to address the allocation of expenses that differ from its current practice.
Apollo anticipates that fees, costs and expenses incurred in connection with the acquisition of Portfolio Investments will typically be borne by the relevant Portfolio Companies. However, it is possible that one or more Portfolio Companies will not agree to pay all or a portion of such amounts, or will not pay such amounts when due. In either such case, such expenses (or portion thereof) will be borne by the applicable Apollo Clients (including the Fund) as operating expenses.
Overhead Allocation
. Apollo has
in-house
accounting, legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other types of personnel or employees that provide support to Apollo Clients (including the Fund) and their respective subsidiaries and potential and existing portfolio investments on an ongoing basis. These employees assist with, among other things, the legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other functions of the Adviser, the Administrator, their affiliates and Apollo Clients (including the formation of, and capital raising for, Apollo Clients) and their respective acquisition, due diligence, holding, maintenance, financing, restructuring and disposition of investments, including, without limitation, mergers and acquisitions, financing and accounting, legal, tax and operational support and risk, litigation and regulatory management and compliance. The performance of such functions by Apollo employees could be in addition to or as an alternative to the outsourcing of any such services to third party service providers at market rates, including entities and persons regularly used by Apollo and its affiliates, Apollo Clients and their respective potential and existing portfolio investments. All fees, costs and expenses incurred by Apollo (including allocable compensation of such personnel or employees and related overhead otherwise payable by Apollo in connection with their employment, such as rent and benefits) in connection with services performed by personnel or employees of the Adviser or Administrator or their affiliates that constitute services for or in respect of the Fund, its subsidiaries and its existing and potential portfolio investments, may be allocable to and borne by the Fund pursuant to the Advisory Agreement or Administration Agreement, as applicable. See “
Advisory Agreement and Administration Agreement
” above. Such allocations to the Fund will be based on any of the following methodologies (or any combination thereof), among others: (i) requiring personnel to periodically allocate their historical time spent with respect to the Fund, the Adviser or Administrator, approximating the proportion of certain personnel’s time spent with respect to the Fund (which will be tracked on a weekly or biweekly basis), and, in each case, allocating their compensation and allocable overhead based on such approximations of time spent, or charging such approximations of time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Adviser or Administrator, as applicable, determines in good faith represents a fair recoupment of expenses and for such services, or (iii) any other methodology determined by the Adviser or Administrator, as applicable, in good faith to be appropriate and practicable under the circumstances. Further, the methodology utilized for one personnel group could be different from the methodology utilized by another personnel group, and different methodologies may be utilized, including within a single personnel group, at different times or in determining different types of allocations (such as allocations among Apollo Clients, on the one hand, and allocations as between Apollo Clients and Apollo affiliates, on the other hand). Determining such charges based on approximate allocations, rather than time recorded on an hourly or similar basis (which will not be undertaken), could result in the Fund being charged a different amount (including relative to another Apollo Client), which could be higher or lower, than would be the case under a different methodology. In addition, any methodology (including the choice thereof), as well as the application of any approximations it entails, involves inherent conflicts between the interests of the Fund, on the one hand, and any other Apollo Client or Apollo affiliate to which all or a portion of the relevant personnel’s time would otherwise be charged, on the other hand, and could result in incurrence of greater expenses by the Fund and its subsidiaries and potential and existing Portfolio Investments than would be the case if such services were provided by third parties at market rates. Further, some Apollo Clients’ governing documents could restrict or preclude the allocation of any of the foregoing amounts to such Apollo Clients, in which case such Apollo Clients could bear a lesser amount of such expenses relative to the Fund or any other Apollo Client, or not bear any such expenses at all.
Restrictions on Transactions Due to Other Apollo Businesses
. From time to time, various potential and actual conflicts of interest will arise from the overall advisory, investment and other activities of Apollo and its personnel. Apollo will endeavor to resolve conflicts of interest with respect to investment opportunities in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances. As discussed further in “
Allocation of Investment Opportunities
” above, and in “
Potential Duties to Other Stakeholders
” below, Apollo can invest, on its own behalf, in securities and other instruments that would be appropriate for, held by or fall within the investment guidelines of an Apollo Client. Apollo can give advice or take action for its own account that can differ from, conflict with or be adverse to advice given or action taken for Apollo Clients. These activities will, in certain circumstances, adversely affect the prices and availability of other business opportunities, transactions, securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Potential conflicts of interest also arise due to the fact that Apollo has investments in some Apollo Clients but not in others, or has different levels of investment in the various Apollo Clients, and that the Apollo Clients bear different levels of fees and incentive compensation in favor of Apollo.
Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in businesses and assets whose operations can be substantially similar to, and/or competitive with, the business and assets in which Apollo Clients have invested. The performance and operation of such competing businesses and assets could conflict with and adversely affect the performance and operation of an Apollo Client’s portfolio companies or other operating entities, and could adversely affect the prices and availability of business opportunities, transactions, securities or instruments held by, available to or potentially considered for such portfolio investments. Apollo will seek to resolve conflicts in a manner that Apollo deems to be fair and equitable.
In addition, Apollo can give advice, or take action with respect to, the investments of one or more Apollo Clients that may not be given or taken with respect to other Apollo Clients with similar investment programs, objectives or strategies. Accordingly, Apollo Clients with similar strategies may not hold the same securities or instruments or achieve the same performance. Apollo also advises Apollo Clients with conflicting investment objectives or strategies. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Apollo has and expects to maintain ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients.
Apollo may also have ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients. From time to time, Apollo may acquire securities or other financial instruments of an issuer for one Apollo Client which are senior or junior to securities or other financial instruments of the same issuer that are held by or acquired for another Apollo Client (
e.g.
, one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt). Apollo also advises Apollo Clients with conflicting investment objectives or strategies. For example, in the event such issuer enters bankruptcy, the Apollo Client holding securities that are senior in bankruptcy preference is expected to have the right to pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to such Apollo Client, and Apollo might have an obligation to pursue such remedy on behalf of such Apollo Client. As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients.
Apollo Clients will, from time to time, subject to their governing documents, as applicable, acquire and dispose of securities or other financial instruments in portfolio investments at different times and upon different terms. The interests of Apollo Clients (including the Fund) in such investments will not be aligned in all or any circumstances, and there will be actual or potential conflicts of interests or the appearance thereof. In this regard, actions could, from time to time, be taken by Apollo that are adverse to the Fund. Apollo will also have ongoing relationships with issuers whose securities have been acquired by or are being considered for investment by Apollo Clients. Situations could arise where another Apollo Client acquires or otherwise engages in transactions with respect to securities of an entity in which the Fund has a financial interest (whether in the same or a different class of securities) or otherwise engages in selling, divesting or making further acquisitions or otherwise engages in transactions with respect to securities of such entity, including in connection with and following a co-investment.
For example, the Fund can engage assets of other Apollo Clients to provide additional services with respect to the Fund’s Portfolio Companies. To the extent that any transactions involve the sale of securities between Apollo Clients, such transactions will be conducted in accordance with, and subject to, the 1940 Act and its rules and regulations, and to the extent that any such transactions may be viewed as a principal transaction due to the ownership interest by Apollo and its personnel, Apollo will comply with the requirements of Section 206(3) of the Advisers Act and its internal policies.
As described herein, Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in a broad range of businesses and assets. The Adviser may take into account Apollo’s, it affiliates’ and/or other Apollo Clients’ respective interests (including reputational interests) when determining whether to pursue a potential Portfolio Investment for the Fund. As a result, it is possible that the Adviser may choose not to pursue or consummate an investment opportunity for the Fund notwithstanding that such investment may be profitable for the Fund or that the Adviser may choose not to pursue an investment opportunity because of the reputational, financial and/or other interests of Apollo and its Affiliates.
Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates (including portfolio companies of Apollo Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.
Capital Structure Conflicts
. The Fund is permitted to invest in a Portfolio Company in which one or more other Apollo Clients hold an investment in a different class of such Portfolio Company’s debt or equity, or vice versa, subject to the limitations of the 1940 Act. For example, to the extent permitted by the 1940 Act with respect to the Fund:

i.
Apollo can acquire securities or other financial instruments of an issuer for one Apollo Client or itself that are senior or junior to securities or other financial instruments of the same issuer that are held by, or acquired for, another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt),

ii.
Apollo could make a holistic capital solutions proposal to an issuer that involves multiple Apollo Clients (including the Fund) providing financing, in the form of debt or equity, or a combination thereof investing across two or more tranches or series of such issuer’s capital structure,

iii.	Apollo can permit other Apollo Clients to provide debt or equity financing to a Portfolio Company in which the Fund holds an investment,

iv.	Apollo can permit the Fund (including together with other Apollo Clients) to provide financing to a portfolio company/portfolio investment of other Apollo Clients or

v.	Apollo can cause an Apollo Client (including the Fund) to provide financing and/or leverage to another Apollo Client (including the Fund) with respect to investments.
Conflicts of interest are expected to arise under such circumstances. For example, in the event Apollo negotiates a holistic capital solution with an issuer, as described in clause (ii) of the previous sentence, the specific terms and conditions of each tranche or series could be impacted by Apollo’s desire to provide an overall financing package, which could result in the terms and conditions of the tranche or series in which the Fund participates being less favorable to the Fund than could have been the case absent such an overall arrangement. This could be exacerbated if there is no or limited overlap of participating Apollo Clients (including the Fund) in the different tranches or series. Apollo, in its sole discretion, and in response to the desires of an issuer in some cases, could negotiate for enhanced terms or protections for one tranche or series at the expense of another tranche or series, and the issuer’s ultimate approval of the holistic capital solution should not be viewed as dispositive that the terms and conditions of each tranche or series, taken individually, reflect an arms’-length arrangement.
In addition, in the event that any issuer in which Apollo and/or Apollo Clients are invested in different levels of the capital structure enters bankruptcy, Apollo or the Apollo Client(s) holding securities that are senior in bankruptcy preference are expected to have the right to aggressively pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to Apollo or such Apollo Client(s), and Apollo might have an obligation to pursue such remedy on behalf of itself or such Apollo Client(s). As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss.
Apollo has instituted policies and procedures that are reasonably designed to identify and address such potential conflicts of interest (whether including at the inception of an investment and during the holding or ownership of an investment) and that seek to ensure that Apollo Clients are treated fairly and equitably. The application by Apollo of its policies and procedures will vary based on the particular facts and circumstances surrounding each investment made by Apollo and Apollo Clients (including the Fund), or made by two or more Apollo Clients (including the Fund), in different classes, series or tranches of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure), and, as such, investors should expect some degree of variation, and potentially inconsistency, in the manner in which potential, or actual, conflicts of interest are addressed by Apollo. While Apollo’s policies and procedures for addressing the conflicts between Apollo and Apollo Clients and among multiple Apollo Clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct.
In addressing certain of the potential conflicts of interest described herein, Apollo and/or the Adviser may, but will not be obligated to, take one or more actions on behalf of the Fund or any other Apollo Client, including any one or more of the following:

i.
causing an Apollo Client (including the Fund) to remain passive in a situation in which it is otherwise entitled to vote, which may mean that the Fund or any other Apollo Client defers to the decision or judgment of an independent, third-party investor in the same class of equity or debt securities or other financial instruments held by the Fund or such other Apollo Client;

ii.	referring the matter to one or more persons not affiliated with Apollo to review or approve of an intended course of action with respect to such matter;

iii.
establishing ethical screens or information barriers to separate Apollo investment professionals or assigning different teams of Apollo investment professionals, in each case, who are supported by separate legal counsel and other advisers, to act independently of each other in representing different Apollo Clients or Apollo Clients that hold different classes, series or tranches of an issuer’s capital structure;

iv.
as between two Apollo Clients, ensuring (or seeking to ensure) that the underlying investors therein own interests in the same securities or financial instruments and in the same proportions so as to preserve an alignment of interest; or

v.
causing the Fund or another Apollo Client to divest itself of a security, financial instrument or particular class, series or tranche of an issuer’s capital structure it might otherwise have held on to.

Any such step would be subject to the 1940 Act and could have the effect of benefiting other Apollo Clients or Apollo at the expense of the Fund, and there can be no assurance that any of these measures will be feasible or effective in any particular situation, and it is possible that the outcome for the Fund will be less favorable than might otherwise have been the case if Apollo had not had duties to other Apollo Clients.
The Adviser, its affiliates and management of a Portfolio Company will be required at times to make decisions that are adverse to the interests of the equity investors in such Portfolio Company while at the same time beneficial to the debt investors in such Portfolio Company, or vice versa (for example, if such Portfolio Company or a subsidiary thereof should file for bankruptcy). For example, should the Adviser and its affiliates or management of a Portfolio Company act in a way that is not in the best interests of the debt investors in such Portfolio Company, then, to the extent that the Adviser and its affiliates or management of such Portfolio Company are directed by Apollo, such decision could subject the Adviser and the Fund, among others, to the risk of claims to which they would not otherwise be subject, including claims of breach of the duty of loyalty or violations of securities law. To the extent that a greater number or proportion of debt investors in a Portfolio Company are Apollo Clients (or Apollo) or are investors in Apollo Clients, Apollo will be incentivized to prioritize the interests of the debt investors in such Portfolio Company (including Apollo itself) over the interests of the equity investors in such Portfolio Company (including Apollo itself), and vice versa, and Apollo will be subject to certain conflicts of interest in connection therewith.
Certain Transactions
. Situations may arise where certain assets held by the Fund may be transferred to Apollo Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.
Representing Creditors and Debtors
. The Adviser and its affiliates can serve as the controlling persons of Apollo Clients that hold positions in creditors or debtors either in proceedings under relevant bankruptcy or insolvency codes or prior to such filings. From time to time, the Adviser and its affiliates serve as advisers to creditor or equity committees on behalf of such Apollo Clients. This involvement, for which the Adviser and its affiliates could be compensated, could, among other things, limit or preclude the flexibility that the Fund otherwise has to participate in restructurings of investments, or that the Fund requires to liquidate any existing positions of the applicable issuer.
Subdivision of Debt Obligations
.
Subject to the limitations of the 1940 Act and the conditions under the Order, the Adviser, acting in respect of the Fund and other Apollo Clients, is permitted, from time to time, to subdivide a debt obligation into two or more tranches, each of which has different terms from the original obligation with respect to interest and principal repayment, seniority and subordination, default remedies, rights to collateral and other matters. The owner of the original obligation, which could have been acquired directly from a borrower in a negotiated transaction or in the secondary market, can retain an interest in one or more tranches and elect to dispose of any such interests. The subdivision or “tranching” of debt obligations typically will be undertaken when Apollo determines that it can achieve competitive advantages or other benefits. For example, a borrower would be expected to favor a lender that is prepared to negotiate a single, consolidated credit arrangement, instead of having to negotiate senior and subordinated loans and/or secured and unsecured loans with multiple lenders. Tranching can also facilitate access to debt obligations or other securities having specific features that suit the differing risk and return parameters of different Apollo Clients (including the Fund) on a more customized basis than is available in the market at a particular time. Participation by the Fund in these tranching activities may give rise to a variety of potential conflicts of interest with Apollo and other Apollo Clients. See also “
Exercise of Rights and Remedies
” and “
Bankruptcy and Other Distress Situations
” below.

Bankruptcy and Other Distress Situations
. When a debtor with different classes of outstanding debt becomes bankrupt or experiences severe financial distress, a resolution of the situation often requires adversarial judicial proceedings or contentious negotiations. If this were to occur with respect to a debtor for which the Fund and other Apollo Clients hold different tranches of debt or other securities, it generally will not be feasible for Apollo to advocate effectively for the interests of all of its clients to the extent that there are conflicting or competing interests among holders of different tranches. As a threshold matter, Apollo expects that in a bankruptcy or other distressed situation, it will generally consider whether it is necessary or appropriate to arrange for separate legal counsel to be engaged on behalf of each separate tranche in order to analyze and identify the available rights, remedies, potential claims and legal strategies for seeking to maximize the recovery potentially available to the tranche, unless the outcome for a particular tranche is clear and certain. It is anticipated that, where feasible, an effort will be made to fashion a compromise solution. Any such effort to reach a compromise solution could result in the Fund and, in turn, other Apollo Clients, experiencing a worse outcome than they might have achieved in the absence of Apollo’s conflicting loyalties. In certain circumstances, Apollo could seek to mitigate the conflict by delegating certain decision-making responsibilities on behalf of the Fund or other Apollo Clients to unaffiliated third parties, or by seeking to dispose in whole or in part of one or more tranches. Alternatively, Apollo can seek to accommodate the competing interests of Apollo Clients by assigning different teams of Apollo investment professionals, supported by separate legal counsel and other advisers, to act independently of each other in representing different tranches. There can be no assurance that any of these measures will be implemented, feasible or effective in any particular situation, and it is possible that the outcome for the Fund, and in turn, the Apollo Client, will be less favorable than might otherwise have been the case if Apollo had not had duties to Apollo Clients holding other tranches.
While Apollo anticipates that, over time, the overall benefits of permitting multiple clients, including the Fund, to participate in different tranches will outweigh the potential disadvantages in particular circumstances, there is no way to predict whether these net benefits will ultimately be achieved. Moreover, Apollo’s own interests will influence how conflicts between clients in these situations will be resolved. For example, Apollo will be perceived to have an incentive to favor the interests of Apollo Clients that invest primarily in more subordinated classes of debt, since Apollo’s compensation from such clients is generally higher than the compensation earned from clients that invest primarily in more senior debt. While Apollo’s policies and procedures for addressing the conflicts between its clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct.
Brokerage Commissions.
The Fund’s securities transactions generate brokerage commissions and other compensation, including clearing fees and charges, all of which the Fund, not the Adviser or any of their affiliates, will be obligated to pay. The Adviser has sole discretion in deciding what brokers and dealers the Fund uses, subject to Board approval, and in negotiating the rates of brokerage commissions and other compensation the Fund pays. In selecting brokers and negotiating commission rates, the Adviser (i) will take into account such information it deems appropriate, (ii) need not solicit competitive bids and (iii) does not have any obligation to seek the lowest available commission cost or spread. The Fund buys and sells securities directly from or to brokers each acting as “principals” at prices that include markups or markdowns, and buys securities from underwriters or dealers in public offerings at prices that include compensation to the underwriters and dealers. Any use of commissions or “soft dollars” generated by the Fund to pay for brokerage and research products or services will fall within the safe harbor created by Section 28(e) of the Exchange Act, although the Fund does not intend to use “soft dollars.”
Information Barriers
. Apollo currently operates without ethical screens or information barriers that some other investment management firms implement to separate persons who make investment decisions from others who might possess material nonpublic information that could influence such decisions. In an effort to manage possible risks arising from Apollo’s decision not to implement such screens, Apollo maintains a code of ethics (the “Code of Ethics”) and provides training to relevant personnel with respect to conflicts of interest and how such conflicts are identified and resolved under Apollo’s policies and procedures. In addition, Apollo’s compliance department maintains a list of restricted securities with respect to which Apollo could have access to material nonpublic information and in which Apollo Clients are not permitted to trade. In the event that any employee of Apollo obtains such material nonpublic information, Apollo will be restricted in acquiring or disposing of the relevant investments on behalf of Apollo Clients, which could impact the returns generated for such Apollo Clients.
Notwithstanding the maintenance of restricted securities lists and other internal controls, it is possible that the internal controls relating to the management of material nonpublic information could fail and result in Apollo, or one of its investment professionals or other employees, buying or selling a security while, at least constructively, in possession of material nonpublic information. Inadvertent trading on material nonpublic information could have adverse effects on Apollo’s reputation, result in the imposition of regulatory or financial sanctions and, as a consequence, negatively impact Apollo’s ability to provide its investment management services to Apollo Clients. In addition, Apollo’s investment professionals or other employees will acquire, in their capacities as investment professionals or otherwise of one or more Apollo Clients (including the Fund), nonpublic information regarding investment opportunities, business methodologies, strategies and other proprietary information that is shared with and ultimately used for the benefit of other Apollo Clients, including Apollo Clients (other than the Fund) within Apollo’s credit business segment or in Apollo’s private equity or real assets business segments. Although Apollo will endeavor to ensure that such information sharing and use does not prejudice the Fund or one or more other Apollo Clients, there can be no assurance that such endeavors will be sufficient or successful.
While Apollo currently operates without information barriers on an integrated basis, Apollo could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, Apollo’s ability to operate as an integrated platform would be impaired, which would limit the Adviser’s access to certain Apollo personnel and could adversely impact its ability to manage the Fund’s investments. The establishment of such information barriers could also lead to operational disruptions and result in restructuring costs, including costs related to hiring additional personnel as existing investment professionals are allocated to either side of such barriers, which could adversely affect Apollo’s business and the Fund.
Management Team
. Management intends to devote sufficient time to the Fund. Apollo and its personnel will have conflicts of interest in allocating their time and services among Apollo Clients and personal investment activities. The Adviser’s personnel will work on other projects, including other Apollo Clients and Apollo’s other existing and potential business activities. In addition, Apollo’s personnel will participate in the management of the investment activities of other Apollo Clients concurrently with their obligations to the Fund. In certain circumstances, it is possible that the investments held by such Apollo Clients will be in competition with those of the Fund. None of the shareholders will have an interest in investments made by such other Apollo Clients solely by reason of their investment in the Fund.
Employees of Apollo may, from time to time, serve as directors or as board observers with respect to operating entities, the securities of which are purchased on behalf of Apollo Clients. In the event that Apollo (i) obtains material nonpublic information in such capacity with respect to the issuer of any such securities or (ii) is subject to trading restrictions pursuant to the internal policies of such issuer, Apollo will be restricted from engaging in transactions with respect to the securities or instruments of such issuer. Such a restriction could have an adverse effect on the Fund and other Apollo Clients.
Conflicts of interest are expected to arise because Apollo employees (including personnel dedicated to the Fund) will serve as directors, board observers or management committee members or in a similar capacity, of certain of the operating entities in which the Fund invests. In addition to any fiduciary duties Apollo employees owe to the Fund as directors or management committee members of operating entities, such employees may owe fiduciary duties to the other owners of such entities, which in many cases are other Apollo Clients, and to persons other than the Fund. In general, such director or similar positions are often important to the Fund’s investment strategy and often have the effect of enhancing the ability of Apollo to manage investments. However, such positions could also have the effect of impairing the ability of Apollo to sell the related securities when, and upon the terms, it otherwise desires. In addition, such positions can place Apollo employees in a position where they must make a decision that is either not in the best interests of the Fund or not in the best interests of the other owners of the operating entity where the Fund is not the sole owner of the applicable operating entity. Should an Apollo employee make a decision that is not in the best interest of such owners, such decision could subject Apollo and the Fund to claims that they would not otherwise be subject to as an investor, including claims of breach of the duty of loyalty, securities claims and other director-related claims. In addition, because of the potential conflicting fiduciary duties, Apollo could be restricted in choosing investments for the Fund, which could negatively impact returns received by the Fund.
Apollo’s three founders (the “Founders”) have established family offices (each a “Family Office” and collectively the “Family Offices”) to provide investment advisory, accounting, administrative and other services to their respective family accounts (including certain charitable accounts) in connection with their personal investment activities unrelated to their investments in Apollo entities. The investment activities of the Family Offices and the involvement of the Founders in these activities give rise to potential conflicts between the personal financial interests of the Founders and the interests of the Fund or other Apollo Clients (for example, if the Family Offices were to hold debt obligations or securities in a Portfolio Company in which the Fund or another Apollo Client owned equity or subordinated debt and that was experiencing financial distress). Apollo has adopted certain procedures designed to mitigate some of these potential conflicts (for example, by requiring investment professionals employed by the Family Offices to refrain from making direct investments in portfolio investments that are controlled by the Fund or other Apollo Clients or that are the subject of announced transactions involving the Fund or other Apollo Clients).
Each of the Family Offices employs its own professional staff at its own expense, and each of them conducts its day-to-day
operations independently of Apollo. Set forth below is a summary of certain procedures that are currently in place for certain categories of investments in which the Family Offices can participate, in each case subject to the limitations of the 1940 Act and conditions under the Order:

•
Liquid Credit Investments. The Founders generally do not participate in decisions to invest in, nor do they have investment discretion with respect to, liquid credit investments by their respective Family Offices. To the extent a Founder does not provide guidance or participate in investment decisions with respect to liquid credit investments, its respective Family Office may participate in such investments provided that the Family Office certifies to Apollo Compliance, on a quarterly basis, that it was not directed by its respective Founder to buy, sell or vote on any such liquid credit investments. To the extent a Founder were to provide guidance or participate in investment decisions with respect to liquid credit investments on behalf of its respective Family Office, such investment opportunities would first be reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

•
Illiquid, Private Investments (Equity and Debt) and Public Equities. The Founders may provide guidance or participate in investment decisions on behalf of their respective Family Offices in connection with illiquid, private investments and public equities. These investment opportunities are reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

These procedures are designed to seek to mitigate conflicts of interest; however, there will be situations where a Family Office, with respect to certain asset classes, reviews and invests in investment opportunities that overlap with the mandates of the Fund or other Apollo Clients. These procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders.
Affiliated Service Providers
.
Subject to the limitations of the 1940 Act and SEC guidance, the Fund and/or its existing and potential Portfolio Companies may engage affiliated service providers to perform certain non-advisory
services, including those described herein. Affiliated service providers may receive compensation based on, among other things, the performance of the Portfolio Companies that they service. Therefore, it is possible that certain affiliated service providers may receive incentive compensation from the Fund, even though the Fund does not generally bear incentive compensation and even if the Fund, as a whole, does not have net capital appreciation at the time. Such compensation arrangements may create an incentive to make investments or investment decisions that are riskier or more speculative than would be the case if such arrangements were not in effect. Certain of such affiliated service providers and the types of services they provide and the activities in which they engage are described below.
The relationship between Apollo and any affiliated service provider will give rise to conflicts of interest between Apollo and the affiliated service provider, on the one hand, and Apollo Clients (including the Fund), on the other hand, to or with respect to whom such affiliated service provider provides services, or in respect of the Apollo Clients (including the Fund) that have an interest in any potential or existing Portfolio Company or Portfolio Investment to or with respect to which any such affiliated service provider provides services. Certain Apollo professionals and other persons (including persons associated with AGS or AGF (as defined below)) that are involved in providing origination, sourcing, portfolio management, syndication or other services to the Fund on behalf of Apollo (including Apollo investment professionals dedicated to, among other things, corporate credit and direct origination) will also be involved in the business and operations of affiliated service providers, including the activities of AGS and AGF described below. The fees earned by affiliated service providers in respect of services provided by such persons in respect of affiliated service providers are Other Fees (as defined below) and, therefore, will not reduce any management fees payable by any Apollo Client. Such persons will face conflicts of interest in dedicating time and resources to the Fund, which could have a detrimental effect on the Fund’s performance. Apollo seeks to address this conflict of interest by providing in its Code of Ethics that all supervised persons have a duty to act in the best interests of each Apollo Client, including the Fund, and by providing training to supervised persons with respect to conflicts of interest and how such conflicts are identified and resolved under Apollo’s policies and procedures. In addition, an affiliated service provider can provide services to third parties (including corporate borrowers, as described below), including third parties that are competitors of Apollo or one or more of its affiliates, Apollo Clients or their existing or potential Portfolio Companies or Portfolio Investments. In such cases, the affiliated service provider will generally not take into consideration the interests of the Fund or its Portfolio Companies, but rather will take into account its own interests.
Further, conflicts of interest will arise in connection with an affiliated service provider’s provision of services to or in respect of an Apollo Client or an existing or potential Portfolio Company or Portfolio Investment on account of, among other things:

i.
Apollo, together with the affiliated service provider, viewing the relevant Apollo Client or potential or existing Portfolio Company or Portfolio Investment as a source of revenue (which would in most instances not result in a reduction of management fees payable by the applicable Apollo Client),

ii.
an existing or potential Portfolio Company or Portfolio Investment engaging an affiliated service provider in an effort to obtain equity, debt or other forms of financing or investment by Apollo Clients (including the Fund), including in connection with services provided or to be provided by an affiliated service provider in respect of a class, tranche or series within such company’s capital structure (or such company’s capital structure as a whole) in which such Apollo Client(s) are not invested or are not expected to invest (and in such circumstance such Apollo Clients are invested or are expected to invested in a different class, tranche or series within such company’s capital structure),

iii.
the sourcing and approval of potential Fund investments that result in incremental revenue to such affiliated service provider (including in circumstances where such revenue would not have existed but for a potential or existing Portfolio Company’s or Portfolio Investment’s engagement of such affiliated service provider), including as a means to facilitate the engagement of such affiliated service provider by any such company or investment in connection with a contemporaneous investment in such company or investment by an Apollo Client (including the Fund),

iv.	Apollo compensation arrangements with respect to such revenue and

v.
the allocation of a given investment opportunity, including the under- or over-commitment of certain Apollo Clients, and/or the inclusion or exclusion of certain Apollo Clients (in whole or in part) from such investment opportunity, as a means to ensure the payment of such revenue.

An affiliated service provider also can come into possession of information that it is prohibited from acting on or disclosing (including on behalf of the Fund) as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the best interest of the Fund or a Portfolio Company. See also “
Information Barriers
” above.
AGS and AGF
. Apollo Global Securities, LLC (“AGS”), an affiliate of Apollo, which is a broker-dealer registered with the SEC and a member of FINRA, is authorized to perform, among other things, the following services: (i) conduct private placements; (ii) provide services in respect of the underwriting of securities; (iii) provide transaction advisory services, including capital markets advisory and structuring services; (iv) conduct merger and acquisition transactions; and (v) purchase and sell corporate debt securities. Apollo Global Funding, LLC (“AGF”) is a subsidiary of Apollo and an affiliate of AGS, and provides a variety of services with respect to financial instruments, including loans, that are not subject to broker-dealer regulations such as arranging, structuring and syndicating loans and providing debt advisory and other similar services. AGS and AGF are expected to, from time to time, expand the services that they perform and the activities in which they engage. AGF or AGS, as applicable, may be engaged, either by the corporate borrower (or its sponsor) or by the participating Apollo Clients (including the Fund) to provide services, and arrangements are generally made for AGF or AGS, as applicable, to receive its fees directly from the corporate borrower for services rendered (however, if the corporate borrower will not pay or reimburse such fees, the participating Apollo Clients will pay such fees). The Board of Trustees, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a AGF or AGS acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Fund.
Affiliated Loan Origination and/or Servicing Businesses
. Certain Apollo affiliates (such as AGF), Apollo Clients or their existing or potential portfolio investments are engaged in the loan origination and/or servicing businesses. For example, loans, such as term loans and revolvers originated by Apollo affiliates, Apollo Clients and/or their respective portfolio investments could involve the appointment of related parties of Apollo such as MidCap Financial Services, LLC (together with its subsidiaries, “MidCap”), a subsidiary of MidCap FinCo Designated Activity Company, an Apollo Client, as service providers. MidCap is a middle market-focused specialty finance firm that provides senior debt solutions to companies across a wide range of industries and has the ability to, from time to time, provide seller or other forms of financing to a buyer of an existing Portfolio Company that, for example, would be contingent upon the disposition of such Portfolio Company to such buyer. In connection with such activities, conflicts of interest usually arise with respect to, among other things, the role of MidCap or AGF in such transaction, the information available to MidCap or AGF with respect to such transaction and the fees and other terms (including as to whether such terms are at the market rate) on which MidCap or AGF is participating in such transaction. The Fund can acquire loans, structured, arranged and/or placed or arranged by MidCap, AGF or any other related-party loan origination or servicing businesses. To the extent the Adviser makes a determination that the permanent hold of a loan should be reduced from the original amount funded, MidCap, AGF or another affiliated service provider could be engaged by the Apollo Client (including the Fund) or the corporate borrower to provide syndication services and receive a fee for the provision of such services from the Fund to the corporate borrower; however, it is possible that the corporate borrower does not pay for its expenses, in which case such expenses will be borne by the Apollo Client as an operating expense. In connection with their lending activities, MidCap, AGF or any other such loan origination or servicing businesses may receive certain fees and services or other compensation, including arranger, brokerage, placement, syndication, solicitation, underwriting, agency, origination, sourcing, structuring, collateral management or loan administration, advisory, commitment, facility, float or other fees, discounts, spreads, commissions, concessions and other fees received as part of such loan origination or servicing businesses, from the borrower or otherwise, and will also receive reimbursement for costs or expenses from the borrower. Such fees can be charged on a cost reimbursement, cost-plus or other basis. Such fees, compensation or expense reimbursements received by MidCap or any other related-party loan origination or servicing business (including from the Fund or any of its Portfolio Companies) will be retained by, and be for the benefit of, MidCap, such other related-party loan origination or servicing business or any of their respective affiliates or employees, as applicable, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administration Agreement. The provision of services by MidCap or any other related-party loan origination and/or servicing business to the Fund or Portfolio Companies will not require the review by, or consent of, the shareholders or any other independent party.
In addition to the specific examples set forth above, the aforementioned and other affiliated service providers will provide the aforementioned services or other services to Apollo Clients and/or their existing or potential portfolio investments (including the Fund and its existing and potential Portfolio Companies). In addition, an affiliated service provider can, from time to time, participate in underwriting syndicates and/or selling groups with respect to the equity and debt instruments issued or acquired by Apollo Clients or their existing or potential portfolio investments and other entities in or through which Apollo Clients or their existing or potential portfolio investments invest, or in connection with an Apollo Client’s disposition of all or a portion of a portfolio investment to a third party such that an affiliated service provider may facilitate or provide seller financing in connection with such disposition. Subject to the 1940 Act and the Order, any such other affiliated service provider may receive fees, other compensation or reimbursements for costs or expenses in connection with providing services to Apollo Clients or their existing or potential portfolio investments or third parties, including the Fund and its Portfolio Companies. Such fees, compensation or reimbursements received by an affiliated service provider (including from the Fund or any of its existing and potential Portfolio Companies) will be retained by and be for the benefit of the applicable affiliated service providers or any of their respective affiliates or employees.
Apollo Employees of Portfolio Companies or Affiliated Service Providers
.
Apollo will engage an affiliated service provider to provide services to existing and potential Portfolio Companies. Notwithstanding anything herein to the contrary, where Apollo employees are hired or retained by one or more Portfolio Companies or by an affiliated service provider on behalf of a Portfolio Company, any related compensation will be paid, reimbursed or otherwise borne by the applicable Portfolio Company (or affiliated service provider), and a portion of the overhead related to such employee may also be allocated to such Portfolio Company. For the avoidance of doubt, Apollo or the affiliated service provider may subcontract with third parties for the provision of services that may otherwise be provided by an operating affiliate. In addition, the Fund may acquire a Portfolio Company that is externally or internally managed and replace such management with an affiliate of Apollo, a team of professionals (from within or outside of Apollo) or a combination of the foregoing, in which case, for the avoidance of doubt, the compensation for such services or professionals will be borne by the Portfolio Company. The rate paid for such employees may be in excess of the applicable market rate, and any such amounts will not be considered fees received by the Adviser or its affiliates that offset or otherwise reduce a management fee. These types of arrangements will not require the consent of Limited Partners and such rates will not be subject to Limited Partner approval.
Apollo Consulting and Other Consultants
.
Subject to the limitations of the 1940 Act, SEC guidance, the Investment Advisory Agreement and the Administration Agreement, the Fund may bear the payments, fees, costs or expenses of certain services provided by, and allocable overhead of, Apollo Consulting as well as industry executives, advisors, consultants and operating executives contracted or engaged, directly or indirectly, by the Fund, the Adviser, any Portfolio Company (including with respect to potential portfolio investments of the Fund) or any affiliated service provider. Certain non-employee
industry executives, advisors, consultants and operating executives may be exclusive to Apollo. “Apollo Consulting” consists of one of more entities, including Apollo Investment Consulting LLC, established or utilized by affiliates of Apollo, Apollo Clients or their respective portfolio investments, that facilitate strategic arrangements with, or engagements (including on an independent contractor or employment basis) of, any persons that the Adviser determines in good faith to be industry executives, advisors, consultants (including operating consultants and sourcing consultants), operating executives, subject matter experts or other persons acting in a similar capacity, to provide consulting, sourcing or other services (any such person, a “Consultant”) to or in respect of the Fund, Portfolio Companies (including with respect to potential portfolio investments of the Fund) and other Apollo Clients and their investments. To the extent that for legal, tax, accounting, regulatory or similar reasons it is necessary or desirable that the foregoing activities be conducted by, through or with one or more affiliates of the Adviser or other persons other than Apollo Consulting, such activities will be treated for purposes of this definition as if they were conducted by Apollo Consulting.
Apollo Clients (including the Fund) and Portfolio Companies for or in respect of which a Consultant provides services will typically pay, or otherwise bear, such Consultant’s fees, costs and expenses incurred in connection with its engagement of such Consultants, as well as any other operating expenses associated with such engagement (including overhead and organizational expenses attributable to Apollo Consulting).
In addition, Consultants may receive other forms of compensation from multiple sources, including the Fund and Portfolio Companies, for services provided for or in respect of the Fund or Portfolio Companies (for example, fees, reimbursement of expenses or compensation received for serving as its director or in a similar capacity or providing analysis of a potential acquisition or sale), and may, as part of their respective arrangements, also be entitled to invest in Portfolio Companies. Any fees, compensation or reimbursements received by Apollo Consulting or any Consultant (including from the Fund or any of its Portfolio Companies) will be retained by, and be for the benefit of, Apollo Consulting, the applicable Consultant or any of their respective affiliates or employees.
While the expertise or responsibilities of a Consultant could be or are similar in certain or substantially all respects to those of a full-time Apollo investment professional employed by Apollo or certain functions that might customarily be performed by an investment professional employed by the manager of a private fund, the fees, costs, expenses or other compensation described above will nonetheless be borne by Apollo Clients or their investments, including the Fund or Portfolio Companies, due to, among other things, factors that distinguish these engagements from those of Apollo investment professionals. Any engagement of the services of Apollo Consulting or any Consultant by the Fund or any of its Portfolio Companies will not require the approval of any Limited Partner or any other independent party. Further, any determinations relating to Apollo Consulting or any Consultant to be engaged by the Fund or any Portfolio Company, will, in each case, be made by Apollo in good faith, which includes Apollo being authorized in its sole discretion to determine that certain functions carried out by Consultants will instead be carried out by Apollo employees, or a mix of Consultants and employees, if, for example, it believes that the ability to offer an employment relationship would provide Apollo with greater flexibility in attracting the personnel it desires.
Operating Partners Generally
. With respect to an operating partner, Apollo generally retains, or otherwise enters into a joint venture arrangement with, such operating partner on an ongoing basis through a consulting or joint venture arrangement involving the payment of annual retainer fees or other forms of compensation. Such operating partner may receive success fees, performance-based compensation and other compensation for assistance provided by such operators in sourcing and diligencing investments for the Fund (subject to the requirements of the 1940 Act) and other Apollo Clients. Such annual retainer fees, success fees, performance-based compensation and the other costs of retaining such operating partners may be borne directly by the Fund as fund expenses. None of the compensation or expenses described above will be offset against any management fees or incentive compensation payable to the Adviser in respect of the Fund. Such operating partners (including operating partners in which the Fund may own an interest) may operate assets on behalf of the Fund, as well as other Apollo Clients and may also operate assets for third parties.
Selection of Service Providers
. As described above, the Adviser will generally select the Fund’s service providers (including affiliated service providers) and will determine the compensation of such providers without review by or the consent of any shareholders but with Board approval. The Fund, regardless of the relationship to Apollo of the person performing the services, will bear the fees, costs and expenses related to such services. This will create an incentive for the Adviser to select an affiliated service provider, or to otherwise select service providers based on the potential benefit to Apollo or its affiliates rather than to the Fund (subject to the requirements of the 1940 Act and applicable guidance). For example, the Adviser can select service providers that use their or their respective affiliates’ premises, for which the Adviser does not currently, but may in the future, receive overhead, rent or other fees, costs and expenses in connection with such on-site
arrangement. Additionally, a Portfolio Company of the Fund may lease space from Apollo, an affiliated service provider or a portfolio investment of another Apollo Client. Furthermore, the Adviser can engage the same service provider to provide services to the Fund that also provides services to Apollo or any such affiliate, which creates a potential conflict of interest to the extent the interests of such parties are not aligned. For example, a law firm can at the same time act as legal counsel to the Fund, the Adviser or any of their respective affiliates. The Adviser and their respective affiliates address these conflicts of interest by using reasonable diligence to ascertain whether each service provider (including law firms) provides its service on a “best execution” basis, taking into account factors such as expertise, operational and regulatory controls, availability and quality of service and the competitiveness of compensation rates in comparison with other service providers satisfying Apollo’s or its affiliates’ service provider selection criteria. In addition, in the event such service providers are affiliates of Apollo (as opposed to third parties), the engagement of such providers must typically comply with any conditions applicable to affiliate transactions described herein. Apollo from time to time enters into arrangements with service providers that provide for fee discounts for services rendered to Apollo and its affiliates. For example, certain law firms retained by Apollo discount their legal fees for certain legal services, such as legal advice in connection with firm operational, compliance and related matters. To the extent such law firms also provide legal services to Apollo Clients and Portfolio Companies with respect to such matters, such Apollo Clients and Portfolio Companies also enjoy the benefit of such fee discount arrangements. Legal services rendered for investment transactions, however, are typically charged to Apollo and Apollo Clients without a discount or at a premium. Legal fees for transactions that are not consummated are also typically charged at a discount.
Apollo Compensation-Related Conflicts
. The possibility of performance-based compensation with respect to the Fund or any other Apollo Client to which a portion of certain Portfolio Investments could be syndicated will create an incentive for Apollo to make riskier or more speculative investments on behalf of the Fund (including for eventual syndication to such other Apollo Clients) than it might otherwise make in the absence of such compensation. In addition, the terms of such compensation could incentivize the Adviser to make decisions regarding the timing and structure of realization transactions that may not be in the best interests of investors. In exercising its discretion over investment and related decisions, the Adviser may consider such interests and factors as it desires, including its own interests. As such, there can be no assurance that any such conflict will be resolved in a manner that does not adversely affect the Fund or the Shareholders as a whole.
Additionally, the percentage of profits Apollo is entitled to receive and the terms applicable to such performance-based compensation vary among Apollo Clients. Because the opportunity to receive performance-based compensation is based on the success of investments, to the extent the rates or other terms applicable to such compensation differ among Apollo Clients and subject to the 1940 Act, Apollo will be incentivized to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients bearing higher performance compensation rates or to Apollo Clients whose governing documents contain less restrictive terms regarding such compensation. In addition, Apollo will be incentivized to allocate investment opportunities away from Apollo Clients that have suffered losses and have not yet achieved a priority return threshold and, instead, allocate them to Apollo Clients that are more likely to actively generate performance-based compensation. In addition, as contemplated in “
Fees and Carried Interest Payable with Respect to
Co-Investments
” above, the portion of any fees payable in connection with any investment that are allocable to investments by
Co-Investors
will not reduce management fees paid by any Apollo Client and will be retained by and be for the benefit of the Adviser or any of their respective affiliates or employees. Therefore, the Adviser will be perceived to be incentivized to allocate a greater portion of such investment to
Co-Investors
than it would have otherwise allocated to
Co-Investors
in the absence of such arrangements. Apollo has adopted written allocation policies and procedures, as described in “
Allocation of Investment Opportunities
” above, to help address conflicts arising in the allocation of resources and investment opportunities among Apollo Clients.

Similarly, management fees or higher management fees will be perceived to incentivize Apollo to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients who are charged such management fees or higher management fees. See also “
Fees and Carried Interest Payable with Respect to
Co-Investments
” above.
Finally, the right to receive performance-based compensation also creates a potential conflict of interest in the valuation of investments. Apollo has prepared accounting guidelines regarding the recognition of asset impairment and has also adopted written valuation policies and procedures intended to address conflicts of interests that arise in respect of the valuation of the Fund’s assets. See also “
Valuation of Fund Assets
” below.
Valuation of Fund Assets
. There can be situations in which Apollo is potentially incentivized to influence or adjust the valuation of the Fund’s assets. For example, the Adviser could be incentivized to employ valuation methodologies that improve the Fund’s track record and increase the adjusted cost of investments used to determine the amount of management fees due. Apollo has adopted valuation policies to address these potential conflicts.
Fees Paid to Apollo
. Certain fees received by the Adviser and the Administrator will not be applied to reduce management fees and a portion of such fees will be retained by and be for the benefit of the Adviser and the Administrator or any of their respective affiliates or employees, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administration Agreement, as applicable).
Strategic Relationship with Athene and Athora
.
Athene Holding Ltd. (together with its subsidiaries, “Athene”) is a retirement services company that issues, reinsures and acquires retirement savings products designed for individuals and institutions seeking to fund retirement needs. The products and services offered by Athene include fixed-income and fixed-indexed annuity products, reinsurance services offered to third-party annuity providers and institutional products, such as funding agreements. Athora Holding Ltd. is a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (together with its subsidiaries, “Athora”). In exchange for an advisory fee, Apollo provides asset management and advisory services to Athene and Athora, including asset allocation services, direct asset management services, asset and liability matching management, mergers and acquisitions, asset diligence hedging and other asset management services. Apollo also provides sub-allocation
services with respect to a portion of Athene’s and Athora’s assets and allocates such assets across Apollo Clients in a manner that often characterizes Athene and Athora as captive permanent capital vehicles in relation to Apollo’s business. Additionally, Apollo and Athene (as well as Apollo and Athora) also have considerable overlap in ownership and, as a result, from time to time Apollo is or may be perceived to be able to exercise significant influence over matters requiring shareholder approval relating to Athene’s and Athora’s businesses, including approval of significant corporate transactions, appointment of members of Athene’s and Athora’s management, election of directors, approval of the termination of Athene’s and Athora’s investment management agreements and determination of Athene’s and Athora’s corporate policies. As a result of the relationship between (x) Apollo and Athene and (y) Apollo and Athora, Athene’s and/or Athora’s participation (as well as the respective accounts or assets that they manage) in an Apollo Client (other than the Fund) is typically accompanied by strategic partnership treatment and in connection with investing Athene’s and Athora’s assets across Apollo Clients (other than the Fund), Apollo grants Athene and Athora certain preferential terms, including reduced management fee and carried interest rates that are lower than those applicable to the other fund investors, access to co-investment
opportunities and other preferential terms, that in each case, are not subject to “most favored nations” treatment by other fund investors. Furthermore, as stated above, as Apollo provides asset management and advisory services to Athene and Athora, there will be instances where certain transactions (such as, for example, cross-trades among Apollo Clients (other than the Fund), the provision of financing or other transactions between Apollo Clients or potential or existing portfolio companies of Apollo Clients, on the one hand, and Athene and/or Athora, on the other hand, in each case, subject to the limitations of the 1940 Act) present conflicts of interest from the perspective of the involved parties, which would include Apollo itself or through its ownership of or significant influence over Athene and Athora. For example, and without limiting the foregoing, Athene, Athora and/or their affiliates or portfolio companies can serve as a financing or similar source in connection with the acquisition, financing or disposition of the Fund’s investments in existing or potential portfolio companies or in connection with the activities and business operations of such existing or potential portfolio companies (regardless of the type of investment, be it a control, non-control,
preferred equity, structured or other type of investment structure). There will not necessarily be third parties involved in any such transaction in order to seek to ensure, among other things, that the terms of such participation by Athene, Athora and/or their affiliates or portfolio companies will reflect customary or market terms and will be subject to the 1940 Act.
Further, as Athene, Athora and/or their affiliates or portfolio companies invest in a number of Apollo Clients (other than the Fund) and may seek to restructure or otherwise modify their respective balance sheet holdings from time to time, they may request to transfer their interests in Apollo Clients to each other, to portfolio companies of Apollo or Apollo Clients or to third parties. Apollo is incentivized to consent to such transfers (notwithstanding that the applicable general partner can grant or withhold its consent in its sole discretion), due to the fact that such transfers may, among other things, relieve the respective balance sheets of Athene, Athora and/or their affiliates or portfolio companies in a manner that allows them to fund other Apollo Clients or Apollo initiatives. Additionally, Athene holds interests in entities within the Apollo corporate structure that are recipients of all or a portion of the fees earned by the Adviser. Apollo, any affiliate thereof or one or more Apollo Clients could acquire interests in, Apollo or an affiliate thereof could enter into advisory arrangements with, or any of the foregoing could otherwise transact or enter into relationships with other businesses (such as, by way of example only and not of limitation, other insurance businesses) in a manner similar to the relationships with Athene, Athora and/or their affiliates or portfolio companies, in which case the conflicts and other issues described in this paragraph could apply, potentially more acutely depending on the nature and degree of the relationship, with respect to each such other business.
Creation of Other Entities; Restructuring
. Except as expressly prohibited under a contractual restriction to which Apollo is subject, Apollo will be permitted to market, organize, sponsor, act as general partner or manager or as the primary source for transactions for other pooled investment vehicles or managed accounts, which can be offered on a public or private placement basis, and to restructure and monetize interests in Apollo, or to engage in other investment and business activities. Such activities raise conflicts of interest for which the resolution may not be currently determinable.
Relationship among the Fund, the Adviser and the Investment Team
. The Adviser will have a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand. The functions performed by the Adviser are not exclusive. The officers and employees of the Adviser and its affiliates will devote such time as the Adviser deems necessary to carry out the operations of the Fund effectively. The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts that have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection and acquisition of the Fund’s investments.
Potential Duties to Other Stakeholders
. The Adviser is an affiliate of AGM. The shares of Class A common stock of AGM are publicly traded on the New York Stock Exchange. As a result, the Adviser has duties or incentives relating to the interests of AGM’s stockholders that could differ from and that could conflict with the interests of the Fund and its shareholders, such as conflicts arising from the allocation of expenses, special fee offsets and investment opportunities (in particular, opportunities in the financial services industry). Apollo will endeavor to resolve such conflicts in a manner that Apollo determines in good faith to be fair and equitable to the extent possible under the prevailing facts and circumstances. Apollo will seek to allocate investment opportunities in the financial services industry between Apollo and Apollo Clients in accordance with their respective governing documents and will evaluate such opportunities in accordance with its allocation policies and procedures. In the past, the application of such policies has resulted in the allocation by Apollo of certain investment opportunities relating to the alternative investment management business to Apollo rather than to the Apollo Clients, and Apollo expects to allocate such opportunities in a similar manner in the future.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of March 15, 2024, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our Trustees and each executive officers; and

•	all of our Trustees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Trustees
Earl Hunt	52,694	*
Independent Trustees(1)
Meredith Coffey	4,158	*
Christine Gallagher	1,932	*
Michael Porter	600	*
Carl J. Rickertsen	4,000	*
Executive Officers
who are not Trustees(1)
Eric Rosenberg	—	—
Ryan Del Giudice	—	—
Kristin Hester	717	*
Adam Eling	1,870	*
Other
Apollo Principal Holdings VIII	1,197,668	*
All officers and Trustees as a group (9 persons)	65,972	*

*	Represents less than 1%.
(1)	The address for all of the Fund’s officers and Trustees is c/o Apollo Credit Management LLC, 9 West 57 th Street, New York, NY 10019.
The following table sets forth the dollar range of our equity securities as of March 15, 2024.

Name and Address	Dollar Range of Equity Securities in the Fund (1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Trustees
Earl Hunt	over $100,000	over $100,000
Independent Trustees(1)
Meredith Coffey	over $100,000	over $100,000
Christine Gallagher	$10,001 – $50,000	$10,001 – $50,000
Michael Porter	$10,001 – $50,000	$10,001 – $50,000
Carl J. Rickertsen	$50,001 – $100,000	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS
We have declared distributions each month beginning in January 2022 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S shares and Class D shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The use of borrowings to pay distributions is subject to limitations outlined in Section 5.4(f) of our Declaration of Trust. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.
We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.
We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.
We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”
When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES
The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 199,018,825 shares were outstanding as of February 29, 2024, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of February 29, 2024
Class S	Unlimited	—	41,725,547
Class D	Unlimited	—	468,050
Class I	Unlimited	—	156,825,228
Common Shares
Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.
Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore
. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time.
Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.
Class S Shares
No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D Shares
No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class D shares,

(2)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,

(3)	through transaction/ brokerage platforms at participating brokers,

(4)	through certain registered investment advisers,

(5)	through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or

(6)	by other categories of investors that we name in an amendment or supplement to this prospectus.
Class I Shares
No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.
Class I shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class I shares,

(2)	by endowments, foundations, pension funds and other institutional investors,

(3)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares,

(4)	through certain registered investment advisers,

(5)
by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or

(6)	by other categories of investors that we name in an amendment or supplement to this prospectus.
In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.
Other Terms of Common Shares
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.
We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
We were formed in Delaware on December 4, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.
Purpose
Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Sales and Leases to the Fund
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.
Sales and Leases to our Adviser, Trustees or Affiliates
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.
Loans
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.
Commissions on Financing, Refinancing or Reinvestment
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.
Lending Practices
Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.
Number of Trustees; Vacancies; Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons) or upon a vote by the holders of more than 50% of our outstanding Common Shares entitled to vote with or without cause.
We have a total of five members of our Board of Trustees, four of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.
Action by Shareholders
Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund will hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our organizational documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.
With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.
Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve the Fund; or

•	sell all or substantially all of our assets other than in the ordinary course of business.
The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in our bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our Adviser or Board of Trustees may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;

•
except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Fund.
Amendment of the Declaration of Trust and Bylaws
Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws, but any amendments to revise the bylaws that would alter the voting rights of shareholders need to be approved by a majority vote of the Fund’s shareholders. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders, provided, however, that if any amendment or new addition to our Declaration of Trust adversely affects the rights of the Fund’s shareholders, such amendment or addition must be approved by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter.
Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution
The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Adviser or the Board of Trustees to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.
Restrictions on
Roll-Up
Transactions
In connection with a proposed
“roll-up
transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up
transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up
transaction. The appraisal will assume an orderly liquidation of our assets over a
12-month
period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up
transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up
entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed
roll-up
transaction, the person sponsoring the
roll-up
transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.
We are prohibited from participating in any proposed
roll-up
transaction:

•
which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up
transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up
transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up
transaction on the basis of the number of shares held by that investor;

•
in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up
transaction will be less than those provided in the charter;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•
unless the organizational documents of the entity that would survive the roll-up
transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).
A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form
10-Q
to all shareholders of record. In addition, we will distribute our annual report on Form
10-K
to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at gwms.apollo.com/debtsolutionsBDC and on the SEC’s website at
www.sec.gov
.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line
charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an
e-mail
message that will include instructions on how to retrieve the document. If our
e-mail
notification is returned to us as “undeliverable,” we will contact you to obtain your updated
e-mail
address. If we are unable to obtain a valid
e-mail
address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE
The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule
2a-5
under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Fund’s Board of Trustees. Even though the Fund’s Board of Trustees designated the Fund’s Adviser as “valuation designee,” the Fund’s Board of Trustees continues to be responsible for overseeing the processes for determining fair valuation.
In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Adviser. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Adviser engages multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Trustees has approved a multi-step valuation process each quarter, as described below:

(1)
Independent valuation firms engaged conduct independent appraisals and assessments for all the investments they have been engaged to review. If an independent valuation firm is not engaged during a particular quarter, the valuation may be conducted by the Adviser;

(2)	At least each quarter, the valuation will be reassessed and updated by the Adviser or an independent valuation firm to reflect company specific events and latest market data;

(3)	Preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;

(4)	The Adviser discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of the applicable independent valuation firm; and

(5)
For Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. During the year ended December 31, 2023, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

•	available current market data, including relevant and applicable market trading and transaction comparables,

•	applicable market yields and multiples,

•	security covenants,

•	seniority of investments in the investee company’s capital structure,

•	call protection provisions,

•	information rights,

•	the nature and realizable value of any collateral,

•	the portfolio company’s ability to make payments,

•	its earnings and discounted cash flows,

•	the markets in which the portfolio company does business,

•	comparisons of financial ratios of peer companies that are public,

•	M&A comparables,

•	our principal market (as the reporting entity) and

•	enterprise values, among other factors.
Investments determined by these valuation procedures which have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides valuation analysis.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements included elsewhere in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.
Our Board of Trustees reviews the accuracy of the valuations of our portfolio investments quarterly and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.
Our most recently determined NAV per share for each class of shares will be available on our website:

gwms.apollo.com/debtsolutionsBDC. We report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION
General
We are offering a maximum of $10,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Apollo Global Securities LLC, the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Intermediary Manager is headquartered at 9 West 57th Street, New York, New York 10019.
The shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.
We are offering to the public three separate classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell in this offering or any private placement any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.
Class S shares are available through brokerage and transactional-based accounts.
Class D shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class D shares,

(2)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,

(3)	through transaction/brokerage platforms at participating brokers,

(4)	through certain registered investment advisers,

(5)	through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.
Class I shares are generally available for purchase in this offering only:

(1)	through fee-based programs, also known as wrap accounts, that provide access to Class I shares,

(2)	by endowments, foundations, pension funds and other institutional investors,

(3)	through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares,

(4)	through certain registered investment advisers,

(5)
by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or

(6)	other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $2,500, unless waived by the Intermediary Manager. If you are eligible to purchase all three classes of shares, then you should consider that Class I shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S shares and Class D shares but not Class I shares, then you should consider that Class D shares have lower annual shareholder servicing and/or distribution fees than Class S shares. You should inquire with your broker dealer or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.
The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on
registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.
This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.
Upfront Sales Loads
Class
 S Shares, Class
 D Shares and Class
 I Shares.
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares.
Shareholder Servicing and/or Distribution Fees — Class S and Class D
The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—%
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.
The shareholder servicing and/or distribution fees will be paid monthly in arrears. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer
agency,
sub-
accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S shares or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees). In addition to any upfront sales loads and shareholder servicing and/or distribution fees, participating brokers may receive additional compensation from our Intermediary Manager, or one of its affiliates. The additional compensation will not be paid by our shareholders. Any such additional compensation will be considered underwriting compensation for purposes of FINRA Rule 2310, and therefore aggregate compensation will not exceed 10% of the gross offering proceeds of this offering (excluding shares purchased through our distribution reinvestment plan).
Limitations on Underwriting Compensation
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares.
This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction
based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).
Term of the Intermediary Manager Agreement
Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S shares and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Indemnification
To the extent permitted by law and our charter, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.
Supplemental Sales Material
In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.
Share Distribution Channels
We expect our Intermediary Manager to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

HOW TO SUBSCRIBE
You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to offer to repurchase only some, or even none, of the shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.
Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•
Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•
Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Apollo Debt Solutions BDC.” For Class S shares and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that the information in the subscription agreement is true and complete and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).
For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.
If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.
You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.
We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•
On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•
Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

•
Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,
1-833-772-1959.

•
You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, gwms.apollo.com/debtsolutionsBDC, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website at gwms.apollo.com/debtsolutionsBDC, you will have information about the most recently available NAV per share.
In contrast to securities traded on an exchange or
over-the-counter,
where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.
Country Specific Legends
Notice to Prospective Investors in Canada
This prospectus constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the shares. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the shares and any representation to the contrary is an offence.
Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument
33-105
Underwriting Conflicts (“NI
33-105”).
Pursuant to section 3A.3 of NI
33-105,
the company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI
33-105.
Resale Restrictions
The offer and sale of the shares in Canada is being made on a private placement basis only and is exempt from the requirement that the Fund prepares and files a prospectus under applicable Canadian securities laws. Any resale of Shares by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the shares outside of Canada
Representations of Purchasers
Each Canadian investor who purchases the shares will be deemed to have represented to the Fund, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument
45-106
Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument
31-103
Registration Requirements, Exemptions and Ongoing Registrant Obligations.
Taxation and Eligibility for Investment
Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the shares and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the shares or with respect to the eligibility of the shares for investment by such investor under relevant Canadian federal and provincial legislation and regulations.
Rights of Action for Damages or Rescission
Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to an offering memorandum (such as this prospectus), including where the distribution involves an “eligible foreign security” as such term is defined in Ontario Securities Commission Rule
45-501
Ontario Prospectus and Registration Exemptions and in Multilateral Instrument
45-107
Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum, or other offering document that constitutes an offering memorandum, and any amendment thereto, contains a “misrepresentation” as defined under applicable Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.
Language of Documents
Upon receipt of this document, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.
Notice to Prospective Investors in Singapore
This Prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

a)
a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

b)
a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

1.	to an institutional investor or to a relevant person defined in Section 275(2) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;

2.	where no consideration is or will be given for the transfer;

3.	where the transfer is by operation of law;

4.	as specified in Section 276(7) of the SFA; or

5.	as specified in Regulation 32 of the Securities and Futures (Offers of Investments) (Shares and Debentures) Regulations 2005 of Singapore.
Notice to Prospective Investors in the Dubai International Financial Centre
This document relates to a company which is not subject to any form of regulation or approval by the Dubai Financial Services Authority (“DFSA”).
The DFSA has not approved this document nor has any responsibility for reviewing or verifying any document or other documents in connection with this company. Accordingly, the DFSA has not approved this document or any other associated documents nor taken any steps to verify the information set out in this document, and has no responsibility for it.
The shares have not been offered and will not be offered to any persons in the Dubai International Financial Centre except on that basis that an offer is:

i.	an “Exempt Offer” in accordance with the Markets Rules (MKT) module of the DFSA; and

ii.
made only to persons who meet the Professional Client criteria set out in Rule 2.3.2 of the DFSA Conduct of Business Module This documents must not, therefore, be delivered to, or relied on by, any other type of person.

The fund to which this document relates may be illiquid and/or subject to restrictions on its resale. Prospective purchasers should conduct their own due diligence on the Fund.
The DFSA has not taken steps to verify the information set out in this document, and has no responsibility for it. If you do not understand the contents of this document you should consult an authorised financial adviser.
Notice to Prospective Investors in Australia
No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This Prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the common shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common shares without disclosure to investors under Chapter 6D of the Corporations Act.
The common shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common shares must observe such Australian on-sale
restrictions.
This Prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this Prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.
Notice to Prospective Investors in Hong Kong
The shares of common shares have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common shares has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares of common shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

SHARE REPURCHASE PROGRAM
We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.
We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we intend to offer to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Fund and shareholders on a quarterly basis. We intend to conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or

•	due to trade or operational error.
As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing
on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the shares (through the repurchase of the shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of shares, the request to have the shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.
You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.
The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: gwms.apollo.com/debtsolutionsBDC. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.
Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets or borrowings, , and although we generally expect to fund distributions from cash flow from operations, we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
In the event that any shareholder fails to maintain the minimum balance of $500 of our shares, we may repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan and must affirmatively opt in to participate in the plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Ohio residents that own Class S or Class D Shares are not eligible participate in the our distribution reinvestment plan.
If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin immediately after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant
will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.
See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

iv.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by the Fund.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On August 24, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over SOFR. We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a total return swap agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market
basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Code of Ethics
We and the Adviser have adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act and
Rule 204A-1
under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule
206(4)-6
under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.
Proxy Policies
The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case
basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Ryan Del Giudice, 9 West 57th Street, New York, New York 10019.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
Our internet address is gwms.apollo.com/debtsolutionsBDC
.
We make available free of charge on our website our annual report on Form
10-K,
quarterly reports on Form
10-Q,
current reports on Form
8-K,
proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt
organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things:

(1)	have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year;

(2)	have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year;

(3)
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and

(4)
diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt
income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year
period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate
shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Distributions
Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate
shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.
Sale or Exchange of Shares
Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate
taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering
shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things:

(i)	disallow, suspend or otherwise limit the allowance of certain losses or deductions,

(ii)	convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income,

(iii)	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),

(iv)	cause the Fund to recognize income or gain without a corresponding receipt of cash,

(v)	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur,

(vi)	adversely alter the intended characterization of certain complex financial transactions and

(vii)	produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Below Investment Grade Instruments
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Original Issue Discount
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.
Market Discount
In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis
amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Foreign Taxes
The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a
“non-financial
foreign entity” (as specifically defined in the Code), whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of our shares, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. If an interest payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Foreign Shareholders,” an applicable withholding agent may credit the withholding under FATCA against, and therefore reduce, such other withholding tax. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation
Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” defined in Section 4975(e)(1) of the Code, to which Section 4975 of the Code applies (including, without limitation, individual retirement accounts (“IRAs”) and “Keogh” plans), (iii) plan, account or other arrangement that is subject to any U.S. or
non-U.S.
federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.
General Fiduciary Matters
ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is defined to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) “plan” as defined in Section 4975(e)(1) of the Code to which Section 4975 of the Code applies, and (c) entity whose underlying assets are considered to include plan assets by reason of an investment in the entity by an employee benefit plan or plan described in clause (a) and (b) above (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).
In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws.
Prohibited Transaction Issues
Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt
prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt
prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold Common Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”)
91-38
(relating to investments by bank collective investment funds), PTCE
84-14
(relating to transactions effected by a “qualified professional asset manager”), PTCE
95-60
(relating to investments by an insurance company general account), PTCE
96-23
(relating to transactions directed by an
in-house
asset manager) or PTCE
90-1
(relating to investments by

insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving our Common Shares, and it is possible that one of these exemptions could apply to some aspect of the acquisition or holding of our Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.
Plan Asset Issues
An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors within the meaning of the Plan Asset Regulations (the “25% Test”) or that the entity is an “operating company” as defined in the Plan Asset Regulations. The Plan Asset Regulations defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. For purposes of the 25% Test, the assets of an entity will not be treated as “plan assets” if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors, excluding equity interests held by persons (other than Benefit Plan Investors) with discretionary authority or control over the assets of the entity or who provide investment advice for a fee (direct or indirect) with respect to such assets, and any affiliates thereof.
The definition of an “operating company” in the Plan Asset Regulations includes, among other things, a “venture capital operating company” (a “VCOC”). Generally, in order to qualify as a VCOC, an entity must demonstrate on its “initial valuation date” and on at least one day within each “annual valuation period,” at least 50% of its assets, valued at cost (other than short-term investments pending long-term commitment or distribution to investors), are invested in operating companies (other than VCOCs) (i.e., operating entities that (x) are primarily engaged directly, or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital, or (y) qualify as “real estate operating companies,” as defined in the Plan Asset Regulations) in which such entity has direct contractual management rights. In addition, to qualify as a VCOC, an entity must, in the ordinary course of its business, actually exercise such management rights with respect to at least one of the operating companies in which it invests. The “initial valuation date” is the date on which the entity first makes an investment that is not a short-term investment of funds pending long-term commitment. An entity’s “annual valuation period” is a pre-established
period not exceeding 90 days in duration, which begins no later than the anniversary of the entity’s initial valuation date. The Plan Asset Regulations do not provide specific guidance regarding what rights will qualify as management rights, and the U.S. Department of Labor has consistently taken the position that such determination can only be made in light of the surrounding facts and circumstances of each particular case, substantially limiting the degree to which it can be determined with certainty whether particular rights will satisfy this requirement.
A “publicly offered security” is defined under the Plan Asset Regulations as a security that is (a) “freely transferable”, (b) part of a class of securities that is “widely held,” and (c) (i) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and is part of a class of securities that is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.
We will not be an investment company under the 1940 Act. Accordingly, to the extent the Company does not qualify as a VCOC, we intend to rely on the “publicly offered security” exception or another exception under ERISA, such as the 25% Test exception, however no assurance can be given that this will be the case.
If the assets of the Fund were deemed to be “plan assets” of any Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries
for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt
status.
Other Plans
Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and
non-U.S.
plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Similar Laws which may affect their investment in our Common Shares. Fiduciaries of any such Plans should consult with counsel in connection with an investment in any class of our shares.
Representation
By acceptance of any class of our Common Shares, each shareholder will be deemed to have represented and warranted that either (i) no portion of the assets used by such shareholder to acquire or hold the Common Shares constitutes assets of any Plan or (ii) the purchase and holding of our Common Shares by such shareholder will not constitute a non-exempt
prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.
Important Notice for Plans
This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. The Adviser, Apollo, and our and their respective affiliates (the “Relevant Entities”) have a financial interest in shareholders’ investment in our Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from us and their other relationships with us as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. By acquiring any Common Shares, each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Relevant Entities; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under

ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the shares and any related transactions.
Reporting of Indirect Compensation
ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive compensation payable to the Adviser, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.
The sale of our Common Shares to a Plan is in no respect a representation by us or any other person associated with this offering of our Common Shares that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan. Each Plan investor is advised to contact its own financial advisor or other fiduciary unrelated to the Adviser, Apollo or any of our or their respective affiliates about whether an investment in our Commons Shares, or any decision to continue to hold, transfer, vote or provide any consent with respect to any such Shares, may be appropriate for the Plan’s circumstances. The preceding discussion is only a summary of certain ERISA implications of an investment in the securities and does not purport to be complete. Prospective investors should consult with their own legal, tax, financial and other advisors prior to investing to review these implications in light of such investor’s particular circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 100 Summer Street, Floor 5, Boston, Massachusetts 02110. SS&C GIDS, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements for Apollo Debt Solutions BDC included in this prospectus as of December 31, 2023 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS
Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger. P.A., Wilmington, Delaware, as special counsel to the Fund. Simpson Thacher & Bartlett LLP, Washington, DC, acts as counsel to the Fund.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
http://www.sec.gov.
Copies of these reports, proxy and information statements and other information may be obtained without charge at the SEC’s website.

DATA PRIVACY NOTICE
What Information Do We Have About You?
Apollo Credit Management, LLC (“we”) may have collected your personal information in connection with your investment in Apollo Debt Solutions BDC. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”
With Whom Do We Share Your Personal Information?
We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investment in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investment in the Fund and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.
Protecting the Confidentiality of Our Investor Information
Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.
Opt-Out
Notice
We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling (877) 864-4834; or

•	Writing us at the following address:
c/o: Apollo Debt Solutions BDC
9 West 57th Street, 42nd Floor, New York, NY 10019
Attn: Kristin Hester
The ability to
opt-out
of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.
If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out
applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.
Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.
If you have any questions regarding this policy, please feel free to contact privacy@apollo.com. Additionally, information regarding this policy can be found at gwms.apollo.com/debtsolutionsBDC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Trustees of Apollo Debt Solutions BDC:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Apollo Debt Solutions BDC and subsidiaries (the “Company”), including the consolidated schedule of investments as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations, cash flows and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Fair Value of Investments — Refer to Notes 2 and 4 to the Financial Statements
Critical Audit Matter Description
The Company held investments classified as Level 3 investments under accounting principles generally accepted in the United States of America. These investments include debt securities that consider a combination of multiple levels of market and asset specific inputs. The valuation techniques used in estimating the fair value of these investments vary and certain significant inputs used were unobservable.
We identified the valuation of Level 3 investments as a critical audit matter because of the judgments necessary for management to select valuation techniques and to use significant unobservable inputs to estimate the fair value. This required a high degree of auditor judgement and extensive effort to audit management’s estimate of fair value of Level 3 investments, including the need to involve fair value specialists possessing relevant valuation experience to evaluate the appropriateness of the valuation techniques and the significant unobservable inputs used in the valuation of certain investments.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to the valuation of certain Level 3 investments included the following, among other factors:

1.	We tested the design and implementation of controls over management’s valuation of Level 3 investments, including those related to valuation techniques and significant unobservable inputs.

2.	We evaluated appropriateness of the valuation techniques used for Level 3 investments and tested the related significant unobservable inputs by comparing these inputs to external sources.

3.
For a selected sample of Level 3 investments, we performed procedures with the assistance of internal fair value specialists to evaluate the valuation techniques and significant unobservable inputs and assumptions utilized.

/s/ Deloitte & Touche LLP

New York, New York
March 14, 2024
We have served as the Company’s auditor since 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Trustees of Apollo Debt Solutions BDC:
We have audited the consolidated statements of assets and liabilities of Apollo Debt Solutions BDC and subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and our report dated March 14, 2024, expressed an unqualified opinion on those financial statements. Our audit of the Company includes the information as of December 31, 2023, appearing under the caption “Senior Securities”. This information is the responsibility of the Company’s management. Information about the Company’s senior securities as of December 31, 2023, appearing under the caption “Senior Securities” has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

/s/ Deloitte & Touche LLP

New York, New York March 14, 2024

Item 8. Consolidated Financial Statements and Supplementary Data
APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In thousands, except share and per share data)

	December 31, 2023	December 31, 2022
Assets
Investments at fair value:
Non-controlled/non-affiliated investments (cost — $6,683,052 and $4,427,510 at December 31, 2023 and December 31, 2022, respectively)	$6,719,588	$4,308,892
Cash and cash equivalents	258,594	47,322
Foreign currencies (cost — $12,528 and $4,312 at December 31, 2023 and December 31, 2022, respectively)	12,581	4,336
Receivable for investments sold	102,861	107,868
Interest receivable	55,472	27,753
Unrealized appreciation on foreign currency forward contracts	—	249
Other assets	4,771	9,800

Total assets	$7,153,867	$4,506,220

Liabilities
Debt (net of deferred financing costs of $27,534 and $20,508 at December 31, 2023 and December 31, 2022, respectively)	$2,639,099	$2,172,620
Payable for investments purchased	245,242	88,788
Payable for share repurchases (Note 7)	43,291	40,854
Distributions payable	33,228	14,964
Interest payable	36,621	8,611
Management and performance-based incentive fees payable	19,073	10,451
Accrued administrative services expense payable	384	2,101
Unrealized depreciation on foreign currency forward contracts	3,681	—
Other liabilities and accrued expenses	9,552	12,898

Total liabilities	$3,030,171	$2,351,287

Commitments and contingencies (Note 8)

Total Net Assets	$4,123,696	$2,154,933

Net Assets
Common shares, $0.01 par value (167,451,987 and 92,877,753 shares issued and outstanding, respectively)	$1,675	$929
Capital in excess of par value	4,075,968	2,270,655
Accumulated distributed earnings (losses)	46,053	(116,651)

Total Net Assets	$4,123,696	$2,154,933

Net Asset Value Per Share
Class S Shares:
Net assets	$851,296	$251,223
Common shares outstanding ($0.01 par value, unlimited shares authorized)	34,568,776	10,827,739

Net asset value per share	$24.63	$23.20

Class D Shares:
Net assets	$7,346	$2,481
Common shares outstanding ($0.01 par value, unlimited shares authorized)	298,321	106,943

Net asset value per share	$24.63	$23.20

Class I Shares:
Net assets	$3,265,054	$1,901,229
Common shares outstanding ($0.01 par value, unlimited shares authorized)	132,584,890	81,943,071

Net asset value per share	$24.63	$23.20

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Year Ended December 31,
	2023	2022
Investment Income
Non-controlled/non-affiliated investments:
Interest income	$566,764	$236,005
Payment-in-kind interest income	11,383	5,467
Dividend income	722	15
Other income	7,963	10,814

Total Investment Income	$586,832	$252,301

Operating Expenses
Management fees	$36,754	$20,929
Performance-based incentive fees	44,790	18,760
Interest and other debt expenses	172,670	69,650
Organization costs	—	934
Offering costs	38	1,968
Trustees’ fees	440	439
Shareholder servicing fees	4,072	1,174
Administrative service expenses	2,658	2,101
Other general and administrative expenses	11,647	6,639

Total expenses	273,069	122,594

Management and performance-based incentive fees waived	—	(13,723)
Expense support	—	(4,433)
Expense support reimbursement	4,433	—

Net Expenses	$277,502	$104,438

Net Investment Income	$309,330	$147,863

Net Realized and Change in Unrealized Gains (Losses)
Net realized gains (losses):
Non-controlled/non-affiliated investments	$(8,141)	$(19,411)
Derivative instruments	(1,741)	—
Foreign currency transactions	2,374	4,028
Foreign currency forward contracts	(6,275)	489

Net realized gains (losses)	(13,783)	(14,894)

Net change in unrealized gains (losses):
Non-controlled/non-affiliated investments	155,153	(118,617)
Derivative instruments	—	—
Foreign currency forward contracts	(3,930)	249
Foreign currency translations	(21,233)	(11,840)

Net unrealized gains (losses)	129,990	(130,208)

Net Realized and Change in Unrealized Gains (Losses)	$116,207	$(145,102)

Net Increase (Decrease) in Net Assets Resulting from Operations	$425,537	$2,761

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except share and per share data)

	Year Ended December 31,
	2023	2022
Operations
Net investment income	$309,330	$147,863
Net realized gains (losses)	(13,783)	(14,894)
Net change in unrealized gains (losses)	129,990	(130,208)

Net Increase (Decrease) in Net Assets Resulting from Operations	$425,537	$2,761

Distributions to Stockholders
Class S	$(40,188)	$(9,121)
Class D	(383)	(54)
Class I	(225,680)	(112,366)

Net Decrease in Net Assets Resulting from Distributions to Stockholders	$(266,251)	$(121,541)

Capital Share Transactions
Class S:
Proceeds from shares sold	$563,130	$254,686
Repurchase of common shares, net of early repurchase deduction	(6,425)	(241)
Distributions reinvested	19,630	4,463
Class D:
Proceeds from shares sold	4,582	2,495
Repurchase of common shares, net of early repurchase deduction	—	—
Distributions reinvested	76	3
Class I:
Proceeds from shares sold	1,441,928	2,012,264
Repurchase of common shares, net of early repurchase deduction	(304,825)	(48,134)
Distributions reinvested	91,381	48,127

Net Increase (Decrease) from Capital Share Transactions	$1,809,477	$2,273,663

Net Assets
Total increase (decrease) in net assets during the period	1,968,763	2,154,883
Net Assets, beginning of period	2,154,933	50

Net Assets at End of Period	$4,123,696	$2,154,933

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, except share and per share data)

	Year Ended December 31,
	2023	2022
Operating Activities
Net increase (decrease) in net assets resulting from operations	$425,537	$2,761
Net realized (gain) loss on investments	8,141	19,411
Net change in unrealized (gains) losses on investments	(155,153)	118,617
Net unrealized (appreciation) depreciation on foreign currency forward contracts	3,930	(249)
Net unrealized (appreciation) depreciation on translation of assets and liabilities in foreign currencies	21,233	11,840
Payment-in-kind interest capitalized	(7,879)	(5,333)
Net accretion of discount and amortization of premium	(16,650)	(5,632)
Amortization of deferred financing costs	5,962	3,907
Amortization of offering costs	38	1,968
Purchases of investments	(4,146,891)	(6,606,772)
Proceeds from sale of investments and principal repayments	1,908,436	2,170,237
Changes in operating assets and liabilities:
Interest receivable	(27,719)	(27,753)
Receivable for investments sold	5,007	(107,868)
Other assets	5,029	(9,800)
Payable for investments purchased	156,454	88,788
Management and performance-based incentive fees payable	8,622	10,451
Accrued administrative services expense payable	(1,717)	2,101
Interest payable	28,010	8,611
Other liabilities and accrued expenses	(3,346)	12,898

Net Cash Used in/Provided by Operating Activities	$(1,782,956)	$(4,311,817)

Financing Activities
Issuances of debt	$2,761,697	$4,330,139
Payments of debt	(2,310,099)	(2,148,292)
Financing costs paid and deferred	(12,988)	(24,419)
Proceeds from issuance of common shares	2,009,640	2,269,445
Repurchased shares, net of early repurchase deduction paid	(308,814)	(7,520)
Distributions paid	(136,900)	(53,984)
Offering costs paid and deferred	(38)	(1,968)

Net Cash Used in/Provided by Financing Activities	$2,002,498	$4,363,401

Cash, Cash Equivalents and Foreign Currencies
Net increase (decrease) in cash and cash equivalents and foreign currencies during the period	$219,542	$51,584
Effect of foreign exchange rate changes on cash and cash equivalents	(25)	24
Cash, cash equivalents and foreign currencies at beginning of period	51,658	50

Cash, Cash Equivalents and Foreign Currencies at the End of Period	$271,175	$51,658

Supplemental Disclosure and Non-Cash Information
Cash interest paid	$138,698	$57,132
Distributions payable	$33,228	$14,964
Reinvestment of distributions during the period	$111,087	$52,593
PIK income	$11,383	$5,467
See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Aerospace & Defense
MRO Holdings
MRO Holdings, Inc.	First Lien Secured Debt	S+576, 0.50% Floor	12/18/2028	$4,836	$4,836	$4,848	(4)(8)(15)

Total Aerospace & Defense					$4,836	$4,848

Air Freight & Logistics
Swissport
Radar Bidco S.a.r.l.	First Lien Secured Debt	E+725, 0.00% Floor	9/30/2027	€85,000	$80,719	$91,724	(3)(4)(8) (9)(19)

Total Air Freight & Logistics					$80,719	$91,724

Asset Backed Securities
Roaring Fork III-B
Roaring Fork III-B, LLC	First Lien Secured Debt	S+540, 0.00% Floor	7/16/2026	$49,667	$27,496	$26,877	(4)(8)(9) (11)(15)(16)(27)

Total Asset Backed Securities					$27,496	$26,877

Automobile Components
Mavis Tire Express Services
Mavis Tire Express Services Corp.	First Lien Secured Debt	S+411, 0.75% Floor	5/4/2028	$23,509	$23,437	$23,583	(14)

Total Automobile Components					$23,437	$23,583

Banks
Public Trust Advisors
Pinnacle Purchaser, LLC	First Lien Secured Debt	S+575, 1.00% Floor	12/28/2029	$4,531	$4,441	$4,441	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+575, 1.00% Floor	12/29/2029	469	100	100	(4)(9)(11) (15)(27)

Total Banks					$4,541	$4,541

Biotechnology
Azurity Pharmaceuticals
Azurity Pharmaceuticals, Inc.	First Lien Secured Debt	S+673, 0.75% Floor	9/20/2027	$59,464	$58,101	$57,606	(14)

Total Biotechnology					$58,101	$57,606

Building Products
Reliable Doors
Reliable Doors, LLC	First Lien Secured Debt	S+625, 1.00% Floor	10/4/2028	$9,421	$7,469	$7,444	(4)(9)(14) (15)(27)
	First Lien Secured Debt - Revolver	S+625, 1.00% Floor	10/4/2028	568	103	102	(4)(9)(11) (14)(27)

					7,572	7,546
US LBM
LBM Acquisition, LLC	First Lien Secured Debt	S+385, 0.75% Floor	12/17/2027	15,356	15,134	15,209	(14)

Capital Markets
Arrowhead Engineered Products
Arrowhead Holdco Company	First Lien Secured Debt	S+465, 0.75% Floor	8/31/2028	$9,825	$9,825	$9,358	(4)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Edelman Financial Services
The Edelman Financial Engines Centre, LLC	First Lien Secured Debt	S+361, 0.75% Floor	4/7/2028	24,754	24,771	24,820	(14)
True Potential
Kane Bidco Limited	First Lien Secured Debt - Corporate Bond	SONIA+625, 0.00% Floor	2/15/2028	£69,000	86,133	87,196	(3)(4)(8) (9)(17)
	First Lien Secured Debt - Corporate Bond	6.50%	2/15/2027	£2,000	2,324	2,390	(3)(8)(9)
	First Lien Secured Debt - Corporate Bond	5.00%	2/15/2027	€1,000	1,075	1,065	(3)(8)(9)

					89,532	90,651

Total Capital Markets					$124,128	$124,829

Chemicals
AOC
LSF11 A5 HoldCo LLC	First Lien Secured Debt	S+435, 0.50% Floor	10/15/2028	$19,235	$18,912	$19,323	(14)(15)
	First Lien Secured Debt	S+361, 0.50% Floor	10/15/2028	15,269	15,250	15,327	(14)(15)

					34,162	34,650
Heubach
Heubach Holdings USA LLC	First Lien Secured Debt	S+1000 (includes 2.00% PIK)	4/30/2024	1,648	1,388	1,372	(4)(8)(15)
SK Neptune Husky Group Sarl	First Lien Secured Debt	S+515, 0.50% Floor	1/3/2029	9,540	9,497	4,055	(8)(16)(24)

					10,885	5,427
RMC
RMC Topco LLC	Common Equity - Equity Unit	N/A	N/A	100 Shares	100	102	(4)(9)
Rochester Midland Corporation	First Lien Secured Debt	S+600, 1.00% Floor	8/1/2029	17,898	5,433	5,396	(4)(9)(11) (14)(27)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	8/1/2029	1,990	(46)	(35)	(4)(5)(9) (11)(27)

					5,487	5,463
Solenis
Olympus Water US Holding Corporation	First Lien Secured Debt	S+460, 0.50% Floor	11/9/2028	17,051	16,729	17,097	(15)
	First Lien Secured Debt	S+500, 0.50% Floor	11/9/2028	6,801	6,485	6,849	(15)

					23,214	23,946
Vita Global
Vita Global FinCo Limited	First Lien Secured Debt	SONIA+700, 0.00% Floor	7/6/2027	£17,150	23,233	21,204	(3)(4)(8) (17)
W.R. Grace
W.R. Grace Holdings LLC	First Lien Secured Debt	S+401, 0.50% Floor	9/22/2028	5,922	5,918	5,950	(15)

Total Chemicals					$102,899	$96,640

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Commercial Services & Supplies
Allied Universal
Allied Universal Holdco LLC	First Lien Secured Debt	S+475, 0.50% Floor	5/12/2028	$24,938	$24,242	$24,994	(14)
	First Lien Secured Debt	S+385, 0.50% Floor	5/12/2028	11,969	11,851	11,938	(14)

					36,093	36,932
Avenu Insights
ACP Avenu Buyer, LLC	First Lien Secured Debt	S+625, 1.00% Floor	10/2/2029	8,929	6,048	6,041	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+625, 1.00% Floor	10/2/2029	1,071	(28)	(29)	(4)(5)(9) (11)(27)

					6,020	6,012
BDO USA
BDO USA, P.A.	First Lien Secured Debt	S+600, 2.00% Floor	8/31/2028	196,243	192,524	192,319	(4)(9)(14)
Beeline
IQN Holding Corp.	First Lien Secured Debt	S+525, 0.75% Floor	5/2/2029	71,509	64,275	64,768	(4)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+525, 0.75% Floor	5/2/2028	5,134	(37)	—	(4)(11)(27)

					64,238	64,768
Eiffel
Equipe Holdings 3 B.V.	First Lien Secured Debt	E+700, 0.00% Floor	12/19/2029	€15,000	15,665	16,062	(3)(4)(8) (9)(19)
Fortis Fire
Fortis Fire & Safety Holdings LP	Common Equity—Equity Unit	N/A	N/A	9 Shares	90	92	(4)(9)
Fortis Fire & Safety Inc.	First Lien Secured Debt	S+600, 1.00% Floor	7/21/2029	4,461	828	834	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	7/21/2029	446	79	84	(4)(9)(11) (15)(27)

					997	1,010
HKA
Mount Olympus Bidco Limited	First Lien Secured Debt	S+575, 0.50% Floor	8/9/2029	18,465	18,107	17,911	(4)(8)(9) (15)(27)
	First Lien Secured Debt	S+650, 0.50% Floor	8/9/2029	2,015	532	507	(4)(8)(9) (11)(15)(27)

					18,639	18,418
Ironclad
Ironhorse Purchaser, LLC	First Lien Secured Debt	S+676, 1.00% Floor	9/30/2027	4,517	2,978	2,977	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+676, 1.00% Floor	9/30/2027	483	268	268	(4)(9)(11) (15)(27)

					3,246	3,245
LABL
LABL, Inc.	First Lien Secured Debt	S+510, 0.50% Floor	10/29/2028	18,064	17,748	17,374	(14)
Liberty Tire Recycling
LTR Intermediate Holdings, Inc.	First Lien Secured Debt	S+461, 1.00% Floor	5/5/2028	12,868	12,571	11,983	(14)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Profile Products
Profile Products LLC	First Lien Secured Debt	S+560, 0.75% Floor	11/12/2027	4,913	4,913	4,913	(4)(15)
QA Group
Ichnaea UK Bidco Limited	First Lien Secured Debt	SONIA+600, 0.00% Floor	10/5/2029	£31,000	36,535	38,329	(3)(4)(8) (9)(17)
R.R. Donnelley
R. R. Donnelley & Sons Company	First Lien Secured Debt	S+735, 0.75% Floor	3/17/2028	123,920	120,663	124,214	(9)(14)
SafetyCo
HEF Safety Ultimate Holdings, LLC	First Lien Secured Debt	S+575, 1.00% Floor	11/17/2029	13,548	10,347	10,343	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+575, 1.00% Floor	11/17/2029	1,452	351	351	(4)(9)(11) (15)(27)

					10,698	10,694
SAVATREE
CI (Quercus) Intermediate Holdings, LLC	First Lien Secured Debt	S+540, 0.75% Floor	10/12/2028	17,410	17,204	17,138	(4)(15)
	First Lien Secured Debt—Revolver	S+540, 0.75% Floor	10/12/2028	2,273	95	101	(4)(11) (14)(27)

					17,299	17,239
Smith System
Smith Topco, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	11/6/2029	13,308	13,014	13,009	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	11/6/2029	1,692	(37)	(38)	(4)(5)(9) (11)(27)

					12,977	12,971
Tranzonic
TZ Buyer LLC	First Lien Secured Debt	S+610, 0.75% Floor	8/14/2028	29,186	28,215	28,602	(4)(9)(14)
	First Lien Secured Debt—Revolver	S+610, 0.75% Floor	8/14/2028	606	140	139	(4)(9)(11) (14)(27)
TZ Parent LLC	Common Equity—Equity Unit	N/A	N/A	50 Shares	50	66	(4)(9)

					28,405	28,807
United Site Services
PECF USS Intermediate Holding III Corporation	First Lien Secured Debt	S+451, 0.50% Floor	12/15/2028	22,273	22,340	17,497	(15)

Total Commercial Services & Supplies					$621,571	$622,787

Communications Equipment
MCA
Mobile Communications America, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	10/16/2029	$11,141	$8,185	$8,179	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	10/16/2029	1,359	(33)	(34)	(4)(5)(9) (11)(27)

Mitel Networks
MLN US Holdco LLC	First Lien Secured Debt	S+644, 1.00% Floor	10/18/2027	6,395	6,201	6,123	(4)(8)(15)
	Second Lien Secured Debt	S+670, 1.00% Floor	10/18/2027	38,156	39,474	28,808	(4)(8)(15)

					45,675	34,931

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Total Communications Equipment					$53,827	$43,076

Construction & Engineering
Pave America
Pave America Interco, LLC	First Lien Secured Debt	S+690, 1.00% Floor	2/7/2028	$33,867	$32,977	$32,852	(4)(9)(15) (16)
	First Lien Secured Debt—Revolver	S+690, 1.00% Floor	2/7/2028	2,605	(66)	(78)	(4)(5)(9) (11)(27)

					32,911	32,774
Trench Plate Rental Co.
Trench Plate Rental Co.	First Lien Secured Debt	S+560, 1.00% Floor	12/3/2026	44,773	44,268	44,101	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+560, 1.00% Floor	12/3/2026	4,545	1,433	1,409	(4)(9)(11) (15)(27)
Trench Safety Solutions Holdings, LLC	Common Equity—Equity Unit	N/A	N/A	331 Shares	50	50	(4)(9)

Total Construction & Engineering					45,751	45,560

					$78,662	$78,334

Construction Materials
Volunteer Materials
Volunteer AcquisitionCo, LLC	First Lien Secured Debt	S+650, 1.00% Floor	9/1/2029	$4,233	$3,757	$3,749	(4)(9)(11) (14)(27)
	First Lien Secured Debt—Revolver	S+650, 1.00% Floor	9/1/2029	758	(18)	(19)	(4)(5)(9) (11)(27)

Total Construction Materials					$3,739	$3,730

Consumer Finance
American Express GBT
GBT Group Services B.V.	First Lien Secured Debt	S+610, 1.00% Floor	12/16/2026	$31,000	$31,051	$31,078	(8)(15)

Total Consumer Finance					$31,051	$31,078

Consumer Staples Distribution & Retail
ASDA
Bellis Acquisition Company PLC	First Lien Secured Debt	SONIA+675, 0.00% Floor	10/26/2029	£97,403	$114,147	$119,536	(3)(4)(8) (9)(17)
	First Lien Secured Debt	E+275, 0.00% Floor	2/16/2026	€5,000	5,199	5,497	(3)(8)(9) (20)
	First Lien Secured Debt—Corporate Bond	3.25%	2/16/2026	£1,729	1,899	2,050	(3)(8)(9)

					121,245	127,083
Patriot Pickle
Patriot Foods Buyer, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	12/22/2029	9,068	6,428	6,427	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	12/22/2029	932	(19)	(19)	(4)(5)(9) (11)(27)

					6,409	6,408

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (28)	Fair Value (1)(29)
Rise and Brill
Ultimate Baked Goods Midco LLC	First Lien Secured Debt	S+560, 1.00% Floor	8/13/2027		32,425	31,976	31,786	(4)(9)(14)
	First Lien Secured Debt	S+635, 1.00% Floor	8/13/2027		8,216	8,022	8,207	(4)(9)(14)
	First Lien Secured Debt—Revolver	S+660, 1.00% Floor	8/13/2027		1,016	(33)	(1)	(4)(5)(9) (11)(27)

						39,965	39,992

Total Consumer Staples Distribution & Retail						$167,619	$173,483

Containers & Packaging
BOX Partners
Bp Purchaser LLC	First Lien Secured Debt	S+576, 0.75% Floor	12/11/2028		$7,369	$7,369	$7,369	(4)(15)
Tekni-Plex
Trident TPI Holdings, Inc.	First Lien Secured Debt	S+426, 0.50% Floor	9/15/2028		25,574	25,557	25,536	(15)
	First Lien Secured Debt	S+525, 0.50% Floor	9/15/2028		2,992	2,933	3,007	(15)

						28,490	28,543

Total Containers & Packaging						$35,859	$35,912

Diversified Consumer Services
2U
2U, Inc.	First Lien Secured Debt	S+650, 0.75% Floor	12/28/2026		$16,349	$15,690	$15,001	(8)(16)
Accelerate Learning
Eagle Purchaser, Inc.	First Lien Secured Debt	S+675, 1.00% Floor	3/22/2030		25,897	20,208	20,651	(4)(9)(11) (15)(27)
	First Lien Secured Debt—Revolver	S+675, 1.00% Floor	3/22/2029		3,947	1,474	1,510	(4)(9)(11) (15)(27)

						21,682	22,161
Greencross
Vermont Aus Pty Ltd	First Lien Secured Debt	S+565, 0.75% Floor	3/23/2028		111,925	109,762	110,526	(4)(8)(9) (15)
	First Lien Secured Debt	BBSW+575, 0.75% Floor	3/23/2028	A$	9,825	7,146	6,645	(3)(4)(8) (9)(18)

						116,908	117,171
Houghton Mifflin
Houghton Mifflin Harcourt Company	First Lien Secured Debt	S+535, 0.50% Floor	4/9/2029		44,395	42,536	43,658	(14)
SERVPRO
One Silver Serve, LLC	First Lien Secured Debt	S+600, 1.00% Floor	12/18/2028		40,583	21,033	21,006	(4)(15)(27)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	12/18/2028		4,817	1,277	1,276	(4)(15)(27)

						22,310	22,282

Total Diversified Consumer Services						$219,126	$220,273

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Electric Utilities
Congruex
Congruex Group LLC	First Lien Secured Debt	S+590, 0.75% Floor	5/3/2029	$29,550	$28,940	$28,737	(4)(9)(15)

Total Electric Utilities					$28,940	$28,737

Electrical Equipment
Antylia Scientific
CPI Buyer, LLC	First Lien Secured Debt	S+576, 0.75% Floor	11/1/2028	$34,169	$34,165	$33,827	(4)(15)
	First Lien Secured Debt—Revolver	S+576, 0.75% Floor	10/30/2026	3,346	—	(33)	(4)(5)(11)(27)

					34,165	33,794
International Wire Group
IW Buyer LLC	First Lien Secured Debt	S+685, 1.00% Floor	6/28/2029	16,770	16,297	16,434	(4)(9)(14)
	First Lien Secured Debt—Revolver	S+685, 1.00% Floor	6/28/2029	3,146	(87)	(63)	(4)(5)(9) (11)(27)

					16,210	16,371
Trescal
Ruler Bidco S.A R.L.	First Lien Secured Debt	E+650, 0.00% Floor	5/2/2030	€39,482	34,723	34,813	(3)(4)(8) (9)(11)(19)(27)
	First Lien Secured Debt	S+650, 0.50% Floor	5/2/2030	11,498	11,176	11,268	(4)(8)(9)(15)

					45,899	46,081

Total Electrical Equipment					$96,274	$96,246

Energy Equipment & Services
Camin Cargo
Camin Cargo Control Holdings, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	12/6/2029	$36,269	$30,781	$30,776	(4)(9)(11) (14)(27)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	12/6/2029	4,731	(105)	(106)	(4)(5)(9) (11)(27)

Total Energy Equipment & Services					$30,676	$30,670

Entertainment
Chernin Entertainment
Jewel Purchaser, Inc.	First Lien Secured Debt	S+560, 0.50% Floor	7/1/2027	$90,496	$88,599	$90,496	(4)(9)(15)

Total Entertainment					$88,599	$90,496

Financial Services
Acuity
Trident Bidco Limited	First Lien Secured Debt	S+500, 0.00% Floor	6/7/2029	$101,619	$100,114	$100,857	(4)(8)(9) (13)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Paymentsense
Hurricane Cleanco Limited	First Lien Secured Debt	12.50% (includes 6.25% PIK)	11/22/2029	£47,000	55,127	57,812	(3)(4)(8) (9)
PIB
Paisley Bidco Limited	First Lien Secured Debt	E+675, 0.00% Floor	3/17/2028	£22,500	13,276	13,895	(3)(4)(8) (11)(19)(27)
Stretto
Stretto, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	10/13/2028	135,000	132,390	132,300	(4)(9)(15)
VEPF VII
VEPF VII Holdings, L.P.	First Lien Secured Debt	S+450 PIK	2/28/2028	19,294	19,216	19,306	(4)(8)(15)

Total Financial Services					$320,123	$324,170

Food Products
Nutpods
Green Grass Foods, Inc.	First Lien Secured Debt	S+650, 1.00% Floor	12/26/2029	$3,750	$3,675	$3,675	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+650, 1.00% Floor	12/26/2029	1,250	(25)	(25)	(4)(5)(9) (11)(27)
Nutpods Holdings, Inc.	Common Equity—Stock	N/A	N/A	125 Shares	125	125	(4)(9)

Total Food Products					$3,775	$3,775

Ground Transportation
Boasso
Channelside AcquisitionCo, Inc.	First Lien Secured Debt	S+675, 1.00% Floor	6/30/2028	$31,857	$30,255	$30,562	(4)(9)(11) (14)(27)
	First Lien Secured Debt	S+550, 1.00% Floor	6/30/2028	4,000	(18)	(60)	(4)(5)(9) (11)(27)
	First Lien Secured Debt—Revolver	S+675, 1.00% Floor	7/1/2026	2,917	(75)	(44)	(4)(5)(9) (11)(27)
					30,162	30,458

Transportation Insight
TI Intermediate Holdings, LLC	First Lien Secured Debt	S+460, 1.00% Floor	12/18/2024	7,387	7,387	7,239	(15)

Total Ground Transportation					$37,549	$37,697

Health Care Equipment & Supplies
Catalent
Catalent Pharma Solutions, Inc.	First Lien Secured Debt	S+300, 0.50% Floor	2/22/2028	$9,000	$8,933	$9,023	(8)(14)
Corpuls
Heartbeat BidCo GmbH	First Lien Secured Debt	E+700, 0.50% Floor	6/28/2030	€20,000	21,413	21,803	(3)(4)(8) (9)(19)
TerSera Therapeutics
TerSera Therapeutics LLC	First Lien Secured Debt	S+675, 1.00% Floor	4/4/2029	13,860	13,482	13,756	(4)(9)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
	First Lien Secured Debt—Revolver	S+675, 1.00% Floor	4/4/2029	1,140	(30)	(9)	(4)(5)(9) (11)(27)

					13,452	13,747
Treace Medical Concepts
Treace Medical Concepts, Inc.	First Lien Secured Debt	S+610, 1.00% Floor	4/1/2027	17,500	7,266	7,074	(4)(8)(9) (15)(25)(27)
	First Lien Secured Debt—Revolver	S+410, 1.00% Floor	4/1/2027	1,500	200	178	(4)(8)(9) (11)(15)(25)(27)

					7,466	7,252
Zest Dental Solutions
Zest Acquisition Corp.	First Lien Secured Debt	S+550, 0.00% Floor	2/8/2028	11,880	11,373	11,650	(14)

Total Health Care Equipment & Supplies					$62,637	$63,475

Health Care Providers & Services
Advarra
Advarra Holdings, Inc.	First Lien Secured Debt	S+525, 0.75% Floor	8/24/2029	$198,166	$178,701	$180,599	(4)(9)(11) (14)(27)
Affordable Care
ACI Group Holdings, Inc.	First Lien Secured Debt	S+560, 0.75% Floor	8/2/2028	4,949	4,949	4,850	(4)(14)
Allied Benefit Systems
Allied Benefit Systems Intermediate LLC	First Lien Secured Debt	S+525, 0.75% Floor	10/31/2030	93,000	77,354	77,331	(4)(9)(11) (15)(27)
Athenahealth
Athenahealth Group Inc.	First Lien Secured Debt	S+325, 0.50% Floor	2/15/2029	34,459	33,764	34,356	(14)(15)
CNSI
Acentra Holdings, LLC	First Lien Secured Debt	S+650, 0.50% Floor	12/15/2028	35,640	34,559	34,927	(4)(9)(15)
	First Lien Secured Debt	S+575, 0.50% Floor	12/17/2028	2,964	2,905	2,905	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+650, 0.50% Floor	12/17/2027	4,000	1,355	1,387	(4)(9)(11) (15)(27)

					38,819	39,219
CoreTrust
Coretrust Purchasing Group LLC	First Lien Secured Debt	S+675, 0.75% Floor	10/1/2029	36,938	31,299	31,093	(4)(11)(14) (27)
	First Lien Secured Debt—Revolver	S+675, 0.75% Floor	10/1/2029	4,737	(117)	(142)	(4)(5)(11) (27)

					31,182	30,951

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Dental Care Alliance
DCA Investment Holding LLC	First Lien Secured Debt	S+641, 0.75% Floor	4/3/2028	2,452	2,452	2,452	(4)(15)
Eating Recovery Center
ERC Topco Holdings, LLC	First Lien Secured Debt	S+576, 0.75% Floor	11/10/2028	35,301	35,301	32,654	(15)
	First Lien Secured Debt—Revolver	S+576, 0.75% Floor	11/10/2027	3,195	1,385	1,045	(11)(15)(27)

					36,686	33,699
Gainwell
Gainwell Acquisition Corp.	First Lien Secured Debt	S+410, 0.75% Floor	10/1/2027	32,790	31,965	31,970	(15)
Gateway Services
Gateway US Holdings, Inc.	First Lien Secured Debt	S+665, 0.75% Floor	9/22/2026	92,407	91,962	91,946	(4)(15)
	First Lien Secured Debt—Revolver	S+665, 0.75% Floor	9/22/2026	2,629	(8)	(13)	(4)(5)(11) (27)

					91,954	91,933
Medical Solutions
Medical Solutions Holdings, Inc.	First Lien Secured Debt	S+335, 0.50% Floor	11/1/2028	8,972	8,717	8,448	(14)
Omega Healthcare
OMH-Healthedge Holdings, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	10/8/2029	108,271	105,636	105,564	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	10/8/2029	11,729	(282)	(293)	(4)(5)(9) (11)(27)

					105,354	105,271
Practice Plus Group
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited	First Lien Secured Debt	SONIA+625, 0.50% Floor	11/2/2029	£10,000	11,609	12,651	(3)(4)(8) (9)(17)
Public Partnerships
PPL Acquisition LLC	First Lien Secured Debt	S+635, 0.75% Floor	7/1/2028	8,612	8,424	8,440	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+635, 0.75% Floor	7/1/2028	1,000	(15)	(20)	(4)(5)(9) (11)(27)
PPL Equity LP	Preferred Equity—Preferred Stocks	N/A	N/A	50,000 Shares	50	33	(4)(9)
	Preferred Equity—Equity Unit	N/A	N/A	50,000 Shares	50	—	(4)(9)

					8,509	8,453
R1 RCM
R1 RCM Inc.	First Lien Secured Debt	S+325, 0.00% Floor	6/21/2029	5,500	5,433	5,511	(8)(14)
Smile Brands
Smile Brands Inc.	First Lien Secured Debt	S+461, 0.75% Floor	10/12/2027	7,368	7,368	7,036	(4)(15)
Team Select
TS Investors, LLC	First Lien Secured Debt	S+660, 1.00% Floor	5/4/2029	9,223	7,511	7,653	(4)(9)(11) (14)(27)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
	First Lien Secured Debt—Revolver	S+660, 1.00% Floor	5/4/2029	739	(20)	(7)	(4)(5)(9) (11)(27)

					7,491	7,646
Thrive Pet Healthcare
Pathway Vet Alliance LLC	First Lien Secured Debt	S+386, 0.00% Floor	3/31/2027	25,588	25,551	22,626	(14)(15)
Tivity Health
Tivity Health, Inc.	First Lien Secured Debt	S+600, 0.75% Floor	6/28/2029	113,563	112,116	112,143	(4)(9)(15)
US Fertility
US Fertility Enterprises, LLC	First Lien Secured Debt	S+660, 1.00% Floor	12/21/2027	10,927	10,684	10,763	(4)(9)(14) (15)
	First Lien Secured Debt—Revolver	S+635, 1.00% Floor	12/21/2027	130	58	57	(4)(9)(11) (15)(27)

					10,742	10,820

Total Health Care Providers & Services					$830,716	$827,965

Health Care Technology
Clario
eResearchTechnology, Inc.	First Lien Secured Debt	S+461, 1.00% Floor	2/4/2027	$19,975	$19,433	$19,980	(14)
Wellsky
Project Ruby Ultimate Parent Corp.	First Lien Secured Debt	S+586, 0.75% Floor	3/10/2028	52,831	51,561	52,831	(4)(14)

Total Health Care Technology					$70,994	$72,811

Hotels, Restaurants & Leisure
Delivery Hero
Delivery Hero Finco Germany GmbH	First Lien Secured Debt	E+575, 0.00% Floor	8/12/2027	€79,000	$82,558	$86,776	(3)(4)(8) (9)(20)
Norwegian Cruise Line
NCL Corporation Ltd.	First Lien Secured Debt—Corporate Bond	9.75%	2/22/2028	19,223	19,057	20,421	(4)(8)(9)
PARS
PARS Group LLC	First Lien Secured Debt	S+685, 1.50% Floor	4/3/2028	9,932	8,869	8,831	(4)(9)(14) (27)
Sky Zone
CircusTrix Holdings LLC	First Lien Secured Debt	S+675, 1.00% Floor	7/18/2028	14,162	12,240	12,337	(4)(9)(11) (14)(27)
	First Lien Secured Debt—Revolver	S+675, 1.00% Floor	7/18/2028	806	(18)	(12)	(4)(5)(9) (11)(27)

					12,222	12,325

Total Hotels, Restaurants & Leisure					$122,706	$128,353

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Household Durables
Ergotron
Ergotron Acquisition, LLC	First Lien Secured Debt	S+586, 0.75% Floor	7/6/2028	$9,826	$9,668	$9,703	(4)(14)
Ergotron Investments, LLC	Common Equity—Equity Unit	N/A	N/A	500 Shares	50	60	(4)

					9,718	9,763
HOV
K Hovnanian Enterprises Inc	First Lien Secured Debt—Revolver	S+450, 3.00% Floor	6/30/2026	70,000	(3,845)	(4,200)	(4)(5)(8) (9)(11)(27)
	First Lien Secured Debt—Corporate Bond	8.00%	9/30/2028	2,000	1,981	1,980	(4)(8)(9)
	First Lien Secured Debt—Corporate Bond	11.75%	9/30/2029	2,000	1,947	1,945	(4)(8)(9)

					83	(275)	(5)

Total Household Durables					$9,801	$9,488

Household Products
Advantice Health
Jazz AH Holdco, LLC	First Lien Secured Debt	S+510, 0.75% Floor	4/3/2028	$9,110	$7,110	$6,929	(4)(11)(16) (27)
	First Lien Secured Debt—Revolver	S+510, 0.75% Floor	4/3/2028	800	209	204	(4)(11)(16) (27)

Total Household Products					$7,319	$7,133

Independent Power & Renewable Electricity Producers
Esdec
Esdec Solar Group B.V.	First Lien Secured Debt	E+600, 0.50% Floor	8/30/2028	€64,878	$53,388	$52,250	(3)(4)(8) (9)(11)(19)(27)

Total Independent Power & Renewable Electricity Producers					$53,388	$52,250

Insurance
Alera Group
Alera Group, Inc.	First Lien Secured Debt	S+660, 0.75% Floor	10/2/2028	$39,578	$35,528	$36,179	(4)(9)(11) (14)(27)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
	First Lien Secured Debt	S+610, 0.75% Floor	10/2/2028	16,437	16,103	16,437	(4)(9)(14)
	First Lien Secured Debt	S+585, 0.75% Floor	10/2/2028	39,614	(193)	(396)	(4)(5)(9) (11)(27)

					51,438	52,220
April
Athena Bidco S.A.S.	First Lien Secured Debt	E+650, 0.00% Floor	4/18/2030	€20,000	17,941	18,204	(3)(4)(8) (9)(11)(19)(20)(27)
	First Lien Secured Debt—Delayed Draw Note	E+650, 0.00% Floor	4/18/2030	€10,000	10,653	10,846	(3)(4)(8)(9)
	First Lien Secured Debt—Delayed Draw Note	E+625, 0.00% Floor	4/18/2030	€7,462	(79)	(144)	(3)(4)(5) (8)(9)(11)(27)

					28,515	28,906
Asurion
Asurion, LLC	First Lien Secured Debt	S+336, 0.00% Floor	7/31/2027	22,490	22,378	22,358	(14)(15)
	First Lien Secured Debt	S+336, 0.00% Floor	12/23/2026	12,420	12,171	12,413	(14)

					34,549	34,771
Higginbotham
Higginbotham Insurance Agency, Inc.	First Lien Secured Debt	S+560, 1.00% Floor	11/24/2028	40,097	33,137	33,268	(4)(11)(14) (27)
	First Lien Secured Debt	S+560, 1.00% Floor	11/25/2026	5,740	5,740	5,740	(4)(14)

					38,877	39,008
Howden Group
Hyperion Refinance Sarl	First Lien Secured Debt	S+525, 0.75% Floor	11/12/2027	72,983	71,781	72,983	(4)(8)(14)
Patriot Growth Insurance Services
Patriot Growth Insurance Services, LLC	First Lien Secured Debt	S+565, 0.75% Floor	10/16/2028	32,142	32,142	32,142	(4)(15)
	First Lien Secured Debt	S+575, 0.75% Floor	10/16/2028	6,000	361	420	(4)(11)(15) (27)
	First Lien Secured Debt—Revolver	S+565, 0.75% Floor	10/16/2028	2,311	—	—	(4)(11)(27)

					32,503	32,562
Risk Strategies
RSC Acquisition Inc	First Lien Secured Debt	S+565, 0.75% Floor	11/1/2029	47,531	47,402	47,169	(4)(15)
	First Lien Secured Debt	S+600, 0.75% Floor	11/1/2029	7,000	1,184	1,265	(4)(11)(15) (27)
	First Lien Secured Debt—Revolver	S+565, 0.75% Floor	11/1/2029	900	(3)	(7)	(4)(5)(11) (27)

					48,583	48,427
Safe-Guard
SG Acquisition, Inc.	First Lien Secured Debt	S+610, 0.50% Floor	1/27/2027	90,168	88,629	88,815	(4)(9)(15)

Total Insurance					$394,875	$397,692

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
IT Services
Anaplan
Anaplan, Inc.	First Lien Secured Debt	S+650, 0.75% Floor	6/21/2029	$146,692	$144,226	$147,425	(4)(15)
	First Lien Secured Debt—Revolver	S+650, 0.75% Floor	6/21/2028	9,073	(136)	—	(4)(11)(27)

					144,090	147,425
Genesys Cloud
Greeneden U.S. Holdings II, LLC	First Lien Secured Debt	S+411, 0.75% Floor	12/1/2027	11,184	11,204	11,241	(14)
Peraton
Peraton Corp.	First Lien Secured Debt	S+385, 0.75% Floor	2/1/2028	27,661	27,674	27,765	(14)
Vensure
Vensure Employer Services, Inc.	First Lien Secured Debt	S+525, 0.75% Floor	3/29/2027	39,988	4,540	4,277	(4)(11)(15) (27)
Version 1
Investment Company 24 Bidco Limited	First Lien Secured Debt	SONIA+540, 0.00% Floor	7/11/2029	£6,559	7,638	8,277	(3)(4)(8) (9)(17)
	First Lien Secured Debt	E+540, 0.00% Floor	7/11/2029	€4,029	3,964	4,404	(3)(4)(8) (9)(19)
	First Lien Secured Debt	SONIA+575, 0.00% Floor	7/11/2029	€7,377	1,248	1,439	(3)(4)(8) (9)(11)(17)(27)

					12,850	14,120
Virtusa
Virtusa Corporation	First Lien Secured Debt	S+385, 0.75% Floor	2/15/2029	7,897	7,822	7,918	(14)
Wood Mackenzie
Planet US Buyer LLC	First Lien Secured Debt	S+675, 0.75% Floor	2/1/2030	62,638	60,927	61,072	(4)(8)(9) (15)
	First Lien Secured Debt—Revolver	S+675, 0.75% Floor	2/1/2028	5,049	(124)	(126)	(4)(5)(8) (9)(11)(27)

					60,803	60,946

Total IT Services					$268,983	$273,692

Leisure Products
Lime
Neutron Holdings, Inc.	First Lien Secured Debt	10.00%	9/30/2026	$75,000	$73,606	$73,500	(4)(9)
Peloton
Peloton Interactive, Inc.	First Lien Secured Debt	S+710, 0.50% Floor	5/25/2027	4,962	4,936	4,998	(8)(16)
Varsity Brands
Hercules Achievement Inc / Varsity Brands Holding Co Inc	First Lien Secured Debt—Corporate Bond	S+650, 1.00% Floor	12/15/2026	139,500	137,501	137,408	(4)(9)(15)
Varsity Brands Holding Co., Inc.	First Lien Secured Debt	S+511, 1.00% Floor	12/15/2026	995	968	991	(9)(14)

					138,469	138,399

Total Leisure Products					$217,011	$216,897

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Machinery
Carlisle Fluid Technologies
LSF12 Donnelly Bidco, LLC	First Lien Secured Debt	S+650, 1.00% Floor	10/2/2029	$14,963	$14,599	$14,588	(4)(9)(14)
Charter Next Generation
Charter Next Generation, Inc.	First Lien Secured Debt	S+386, 0.75% Floor	12/1/2027	12,815	12,856	12,890	(14)
Circor
Cube Industrials Buyer, Inc./Cube A&D Buyer Inc.	First Lien Secured Debt	S+600, 1.00% Floor	10/18/2030	93,017	90,737	90,692	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	10/18/2029	10,733	(258)	(268)	(4)(5)(9) (11)(27)

					90,479	90,424
JPW
JPW Industries Holding Corporation	First Lien Secured Debt	S+588, 2.00% Floor	11/22/2028	117,000	114,124	114,075	(4)(9)(15)
ProMach
Pro Mach Group, Inc.	First Lien Secured Debt	S+411, 1.00% Floor	8/31/2028	17,938	18,021	18,013	(14)(15)

Total Machinery					$250,079	$249,990

Media
Accelerate360
Accelerate360 Holdings, LLC	First Lien Secured Debt	S+626, 1.00% Floor	2/11/2027	$68,404	$68,404	$68,404	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+626, 1.00% Floor	2/11/2027	26,908	17,938	17,938	(4)(9)(11) (15)(27)

					86,342	86,342
Advantage Sales
Advantage Sales & Marketing Inc.	First Lien Secured Debt	S+476, 0.75% Floor	10/28/2027	25,965	25,831	25,839	(8)(14)(15)
Associa
Associations Inc.	First Lien Secured Debt	S+426 Cash plus 2.50% PIK	7/2/2027	18,539	18,419	18,540	(4)(9)(15)
Charter Communications
CCO Holdings LLC / CCO Holdings Capital Corp	Unsecured Debt—Corporate Bond	4.75%	2/1/2032	10,500	9,489	9,253
Escalent
M&M OPCO, LLC	First Lien Secured Debt	S+810, 1.00% Floor	4/7/2029	9,452	9,193	9,240	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+810, 1.00% Floor	4/7/2029	476	(13)	(11)	(4)(5)(9) (11)(27)

					9,180	9,229
Gannett
Gannett Holdings, LLC	First Lien Secured Debt	S+511, 0.50% Floor	10/15/2026	51,807	51,658	50,868	(8)(14)
	First Lien Secured Debt—Corporate Bond	6.00%	11/1/2026	2,694	2,384	2,397	(8)

					54,042	53,265
Material+
Material Holdings, LLC	First Lien Secured Debt	S+610, 0.75% Floor	8/19/2027	7,368	7,368	7,276	(4)(15)
McGraw Hill
McGraw-Hill Education, Inc.	First Lien Secured Debt	S+486, 0.50% Floor	7/28/2028	25,837	24,863	25,845	(14)

Total Media					$235,534	$235,589

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Personal Care Products
Heat Makes Sense
Amika OpCo LLC	First Lien Secured Debt	S+575, 0.75% Floor	7/1/2029	$35,000	$34,309	$35,000	(4)(9)(16)
	First Lien Secured Debt	S+540, 0.75% Floor	7/1/2029	7,842	7,708	7,764	(4)(9)(16)
	First Lien Secured Debt—Revolver	S+565, 0.75% Floor	7/1/2028	1,617	(25)	(16)	(4)(5)(9) (11)(27)
Ishtar Co-Invest-B LP	Common Equity—Stock	N/A	N/A	39 Shares	22	101	(4)(9)
Oshun Co-Invest-B LP	Common Equity—Stock	N/A	N/A	11 Shares	11	29	(4)(9)

					42,025	42,878
KDC
KDC/ONE Development Corporation, Inc.	First Lien Secured Debt	S+500, 0.00% Floor	8/15/2028	16,870	16,381	16,756	(8)(15)
Revlon
Revlon Intermediate Holdings IV LLC	First Lien Secured Debt—Revolver	P+350, 1.75% Floor	5/2/2026	110,000	5,133	5,056	(4)(9)(11) (23)(27)

Total Personal Care Products					$63,539	$64,690

Pharmaceuticals
Bausch Health
Bausch Health Companies Inc.	First Lien Secured Debt	S+535, 0.50% Floor	2/1/2027	$45,996	$43,497	$37,573	(8)(14)
	First Lien Secured Debt—Corporate Bond	5.50%	11/1/2025	1,000	888	915	(8)

					44,385	38,488
Ceva
Financiere Mendel SASU	First Lien Secured Debt	S+425, 0.00% Floor	11/12/2030	8,750	8,663	8,776	(8)(15)
ExactCare
ExactCare Parent, Inc.	First Lien Secured Debt	S+650, 1.00% Floor	11/3/2029	40,574	39,480	39,458	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+650, 1.00% Floor	11/3/2029	4,426	(119)	(122)	(4)(5)(9) (11)(27)

					39,361	39,336

Total Pharmaceuticals					$92,409	$86,600

Professional Services
EAB
EAB Global, Inc.	First Lien Secured Debt	S+350, 0.50% Floor	8/16/2028	$19,949	$19,756	$19,949	(14)
Ingenovis Health
Ingenovis Health, Inc.	First Lien Secured Debt	S+435, 0.50% Floor	3/6/2028	4,962	4,799	4,826	(14)
	First Lien Secured Debt	S+386, 0.75% Floor	3/6/2028	3,085	2,982	3,004	(14)

					7,781	7,830
Kroll
Deerfield Dakota Holding, LLC	First Lien Secured Debt	S+375, 1.00% Floor	4/9/2027	31,759	31,630	31,521	(15)
VFS Global
Speed Midco 3 S.A R.L.	First Lien Secured Debt	E+640, 0.00% Floor	5/16/2029	€111,776	114,400	123,395	(3)(4)(8) (9)(19)
	First Lien Secured Debt	SONIA+690, 0.00% Floor	5/16/2029	£22,059	26,581	28,118	(3)(4)(8) (9)(17)

					140,981	151,513

Total Professional Services					$200,148	$210,813

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Real Estate Management & Development
3Phase Elevator
Polyphase Elevator Holding Company	First Lien Secured Debt	S+560, 1.00% Floor	6/23/2027	$3,438	$3,438	$3,258	(4)(15)
Pritchard Industries
Pritchard Industries, LLC	First Lien Secured Debt	S+575, 0.75% Floor	10/13/2027	6,386	6,386	6,226	(4)(16)
Redfin
Redfin Corporation	First Lien Secured Debt	S+575, 1.50% Floor	10/20/2028	126,841	60,397	60,330	(4)(8)(9) (11)(15)(27)

Total Real Estate Management & Development					$70,221	$69,814

Semiconductors & Semiconductor Equipment
Wolfspeed
Wolfspeed, Inc.	First Lien Secured Debt—Corporate Bond	9.88%	6/23/2030	$120,000	$115,449	$115,956	(4)(8)(9)

Total Semiconductors & Semiconductor Equipment					$115,449	$115,956

Software
Accela
Accela, Inc.	First Lien Secured Debt	S+600, 0.75% Floor	9/3/2030	$18,286	$17,932	$18,057	(4)(9)(14)
	First Lien Secured Debt—Revolver	S+600, 0.75% Floor	9/3/2030	1,714	(33)	(21)	(4)(5)(9)(11)(27)

					17,899	18,036
Access Group
Armstrong Bidco Limited	First Lien Secured Debt	SONIA+525, 0.00% Floor	6/28/2029	£42,000	50,143	52,599	(3)(4)(8)(17)
Avalara
Avalara, Inc.	First Lien Secured Debt	S+725, 0.75% Floor	10/19/2028	136,364	133,460	137,045	(4)(15)
	First Lien Secured Debt—Revolver	S+725, 0.75% Floor	10/19/2028	13,636	(274)	—	(4)(11)(27)

					133,186	137,045
Certinia
Certinia Inc	First Lien Secured Debt	S+725, 1.00% Floor	8/3/2029	30,294	29,429	29,385	(4)(9)(16)
	First Lien Secured Debt—Revolver	S+725, 1.00% Floor	8/4/2029	4,039	(113)	(121)	(4)(5)(9)(11)(27)

					29,316	29,264
Citrix
Cloud Software Group, Inc.	First Lien Secured Debt	S+461, 0.50% Floor	9/29/2028	26,000	23,129	25,421	(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
Consilio
Skopima Consilio Parent LLC	First Lien Secured Debt	S+450, 0.50% Floor	5/12/2028	25,000	24,526	24,911	(14)
Coupa Software
Coupa Software Incorporated	First Lien Secured Debt	S+750, 0.75% Floor	2/27/2030	60,220	53,959	54,381	(4)(9)(11)(14)(27)
	First Lien Secured Debt—Revolver	S+750, 0.75% Floor	2/27/2029	3,780	(81)	(76)	(4)(5)(9)(11)(27)

					53,878	54,305
DigiCert
Dcert Buyer, Inc.	First Lien Secured Debt	S+400, 0.00% Floor	10/16/2026	29,662	29,544	29,461	(14)(15)
Duck Creek Technologies
Disco Parent, LLC	First Lien Secured Debt	S+750, 1.00% Floor	3/30/2029	21,392	20,906	21,018	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+750, 1.00% Floor	3/30/2029	2,139	(47)	(37)	(4)(5)(9)(11)(27)

					20,859	20,981
Flexera
Flexera Software LLC	First Lien Secured Debt	S+386, 0.75% Floor	3/3/2028	29,159	29,149	29,180	(14)
G2CI
Evergreen IX Borrower 2023, LLC	First Lien Secured Debt	S+600, 0.75% Floor	9/30/2030	91,272	89,048	88,991	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+600, 0.75% Floor	10/1/2029	10,071	(241)	(252)	(4)(5)(9)(11)(27)

					88,807	88,739
GTreasury
G Treasury SS LLC	First Lien Secured Debt	S+600, 1.00% Floor	6/29/2029	17,857	8,326	8,215	(4)(9)(11)(15)(27)
	First Lien Secured Debt—Revolver	S+600, 1.00% Floor	6/29/2029	2,143	(39)	(43)	(4)(5)(9)(11)(27)

					8,287	8,172
Infoblox
Delta Topco, Inc.	First Lien Secured Debt	S+375, 0.75% Floor	12/1/2027	13,322	13,326	13,332	(16)
Instem
Ichor Management Limited	First Lien Secured Debt	S+550, 1.00% Floor	12/8/2029	9,278	9,048	9,046	(4)(8)(9)(15)
	First Lien Secured Debt	S+550, 0.00% Floor	12/8/2029	£3,077	(48)	(49)	(3)(4)(5)(8) (9)(11)(27)
	First Lien Secured Debt—Revolver	S+550, 0.00% Floor	12/8/2029	£1,477	(46)	(47)	(3)(4)(5)(8) (9)(11)(27)

					8,954	8,950
Medallia
Medallia, Inc.	First Lien Secured Debt	S+660 (includes 5.97% PIK)	10/29/2028	38,037	37,370	38,037	(4)(9)(15)
Mitchell
Mitchell International, Inc.	First Lien Secured Debt	S+386, 0.50% Floor	10/15/2028	20,000	19,529	20,020	(15)
New Relic
Crewline Buyer, Inc.	First Lien Secured Debt	S+675, 1.00% Floor	11/8/2030	41,900	40,867	40,852	(4)(9)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (28)	Fair Value (1)(29)
	First Lien Secured Debt—Revolver	S+675, 1.00% Floor	11/8/2030	4,365	(107)	(109)	(4)(5)(9)(11)(27)

					40,760	40,743
Ping Identity
Ping Identity Holding Corp.	First Lien Secured Debt	S+700, 0.75% Floor	10/17/2029	22,727	22,228	22,500	(4)(14)
	First Lien Secured Debt—Revolver	S+700, 0.75% Floor	10/17/2028	2,273	(46)	(23)	(4)(5)(11)(27)

					22,182	22,477
Relativity
Relativity ODA LLC	First Lien Secured Debt	S+660, 1.00% Floor	5/12/2027	29,262	28,455	28,823	(4)(14)
	First Lien Secured Debt—Revolver	S+660, 1.00% Floor	5/12/2027	2,500	(45)	(37)	(4)(5)(11)(27)

					28,410	28,786
Solera
Polaris Newco, LLC	First Lien Secured Debt	S+411, 0.50% Floor	6/2/2028	49,438	49,277	48,839	(14)(15)
Stamps.com
Auctane, Inc.	First Lien Secured Debt	S+585, 0.75% Floor	10/5/2028	31,931	31,466	31,931	(4)(9)(15)
Zendesk
Zendesk, Inc.	First Lien Secured Debt	S+625, 0.75% Floor	11/22/2028	181,274	143,040	145,759	(4)(9)(11)(15)(27)
	First Lien Secured Debt—Revolver	S+625, 0.75% Floor	11/22/2028	14,624	(239)	—	(4)(9)(11)(27)

					142,801	145,759

Total Software					$902,798	$916,988

Special Purpose Entity
48forty Solutions
Alpine Acquisition Corp II	First Lien Secured Debt	S+610, 1.00% Floor	11/30/2026	$7,388	$7,388	$7,240	(4)(14)

Total Special Purpose Entity					$7,388	$7,240

Specialty Retail
Carvana
Carvana Co.	First Lien Secured Debt—Corporate Bond	13.00% PIK	6/1/2030	$18,406	$18,777	$15,542	(8)
	First Lien Secured Debt—Corporate Bond	12.00% PIK	12/1/2028	12,270	12,650	10,449	(8)
	First Lien Secured Debt—Corporate Bond	14.00% PIK	6/1/2031	11,781	12,010	10,093	(8)

					43,437	36,084
EG Group
EG Global Finance PLC	First Lien Secured Debt—Corporate Bond	S+750 (includes 6.43% PIK)	11/30/2028	113,000	108,555	108,480	(4)(8)(13)
Golden Hippo
Altern Marketing, LLC	First Lien Secured Debt	S+600, 2.00% Floor	6/13/2028	62,878	61,730	61,935	(4)(9)(15)
	First Lien Secured Debt—Revolver	S+600, 2.00% Floor	6/13/2028	9,422	(169)	(118)	(4)(5)(9)(11)(27)

					61,561	61,817
PetSmart
PetSmart LLC	First Lien Secured Debt	S+385, 0.75% Floor	2/11/2028	9,775	9,780	9,682	(14)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (28)	Fair Value (1)(29)
Village Pet Care
Village Pet Care, LLC	First Lien Secured Debt	S+650, 1.00% Floor	9/22/2029		4,545	1,397	1,341	(4)(9)(11)(15)(27)
	First Lien Secured Debt—Revolver	S+650, 1.00% Floor	9/22/2029		455	(9)	(11)	(4)(5)(9)(11)(27)

						1,388	1,330

Total Specialty Retail						$224,721	$217,393

Technology Hardware, Storage & Peripherals
Forterro
Yellow Castle AB	First Lien Secured Debt	E+475, 0.00% Floor	7/9/2029		€9,802	$9,759	$10,631	(3)(4)(8)(19)
	First Lien Secured Debt	SONIA+475, 0.00% Floor	7/9/2029		€8,445	4,749	5,216	(3)(4)(8)(11)(17)(27)
	First Lien Secured Debt	SARON+475, 0.00% Floor	7/9/2029		3,296	3,315	3,850	(3)(4)(8)(21)
	First Lien Secured Debt	STIBOR+475, 0.00% Floor	7/9/2029	kr	34,792	3,235	3,389	(3)(4)(8)(22)

Total Technology Hardware, Storage & Peripherals						$21,058	$23,086

Textiles, Apparel & Luxury Goods
Authentic Brands
ABG Intermediate Holdings 2 LLC	First Lien Secured Debt	S+360, 0.50% Floor	12/21/2028		$18,381	$18,168	$18,490	(14)(15)
Claire’s
Claire’s Stores, Inc.	First Lien Secured Debt	S+660, 0.00% Floor	12/18/2026		11,895	11,760	10,904	(14)
Gruppo Florence
Made in Italy 2 S.P.A.	First Lien Secured Debt—Corporate Bond	E+675, 0.00% Floor	10/17/2030		€69,000	71,021	73,887	(3)(4)(8)(9)(19)
Iconix Brand Group
IBG Borrower LLC	First Lien Secured Debt	S+615, 1.00% Floor	8/22/2029		78,262	77,007	77,479	(4)(9)(15)

Total Textiles, Apparel & Luxury Goods						$177,956	$180,760

Transportation Infrastructure
Alliance Ground International
AGI-CFI Holdings, Inc.	First Lien Secured Debt	S+590, 0.75% Floor	6/11/2027		$17,218	$17,069	$17,046	(4)(15)(16)

Total Transportation Infrastructure						$17,069	$17,046

Total Investments before Cash Equivalents						$6,683,052	$6,719,588	(2)(6)(27)

State Street Institutional US Government Money Market Fund						55,000	55,000	(7)

Total Investments after Cash Equivalents						$6,738,052	$6,774,588

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Derivative Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Footnote Reference
Interest rate swap (a)	4.02%	3-month SOFR	12/21/2025	$62,000	Note 5
Interest rate swap (a)	3.97%	3-month SOFR	1/19/2026	$38,000	Note 5
Interest rate swap (a)	3.67%	3-month SOFR	12/21/2027	$82,000	Note 5
Interest rate swap (a)	3.65%	3-month SOFR	1/19/2028	$18,000	Note 5
Interest rate swap (b)	7.02%	ESTR+372	9/28/2026	€90,000	Note 5
Interest rate swap (a)	8.54%	S+418	9/28/2026	$226,000	Note 5
Interest rate swap (a)	8.62%	S+456	9/28/2028	$325,000	Note 5

(a)	Bears interest at a rate determined by three-month SOFR. The interest rate locked two business days prior to settlement of the interest rate swaps. The three-month SOFR is 5.33% on December 31, 2023.
(b)
Bears interest at a rate determined by 1 day Euro Short Term Rate. The interest rate locked two business days prior to settlement of the interest rate swaps. The 1 day Euro Short Term Rate is 3.85% on December 31, 2023.

Derivative Instrument	Settlement Date	Notional amount to be purchased	Notional amount to be sold		Footnote Reference
Foreign currency forward contract	3/20/2024	$6,496	A$	9,836	Note 5
Foreign currency forward contract	3/20/2024	4,670		4,037	Note 5
Foreign currency forward contract	3/20/2024	118,003		€108,029	Note 5
Foreign currency forward contract	3/20/2024	173,151		£137,183	Note 5
Foreign currency forward contract	3/20/2024	3,212	kr	33,434	Note 5

(1)	Fair value is determined in good faith by or under the direction of the Board of Trustees of the Company (See Note 2 to the consolidated financial statements).
(2)	Aggregate gross unrealized gain and loss for federal income tax purposes is $53,850 and $61,525, respectively. Net unrealized loss is $7,675 based on a tax cost of $6,782,263.
(3)	Par amount is denominated in USD unless otherwise noted, British Pound (“£”), Australian Dollar (“A$”), European Euro (“€”), Swedish Krona (“kr”) and Swiss Franc (“ ”).
(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see
Note 2
and
Note 4
), pursuant to the Company’s valuation policy.

(5)	The negative fair value is the result of the commitment being valued below par.
(6)	All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.
(7)	This security is included in Cash and Cash Equivalents on the Consolidated Statements of Assets and Liabilities.
(8)
Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of December 31, 2023, non-qualifying assets represented approximately 28.75% of the total assets of the Company.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the “SEC”) permitting us to do so (see to the consolidated financial statements for discussion of the exemptive order from the SEC).

(10)
These debt investments are not pledged as collateral under any of the Company’s credit facilities (see
Note 6
). For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(11)	The undrawn portion of these committed revolvers and delayed draw term loans includes a commitment and unused fee rate.
(12)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “S”) or an alternate base rate (which can include but is not limited to LIBOR, the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting period, and may be subject to interest floors.

(13)	The interest rate on these loans is subject to SOFR, which as of December 31, 2023 was 5.38%
(14)	The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%
(15)	The interest rate on these loans is subject to 3 months SOFR, which as of December 31, 2023 was 5.33%
(16)	The interest rate on these loans is subject to 6 months SOFR, which as of December 31, 2023 was 5.16%
(17)	The interest rate on these loans is subject to SONIA, which as of December 31, 2023 was 5.19%
(18)	The interest rate on these loans is subject to 3 months BBSW, which as of December 31, 2023 was 4.41%
(19)	The interest rate on these loans is subject to 3 months EURIBOR, which as of December 31, 2023 was 3.91%
(20)	The interest rate on these loans is subject to 6 months EURIBOR, which as of December 31, 2023 was 3.86%
(21)	The interest rate on these loans is subject to Swiss Average Rate Overnight (SARON), which as of December 31, 2023 was 1.70%
(22)	The interest rate on these loans is subject to 6 months Stockholm Interbank Offered Rate (STIBOR), which as of December 31, 2023 was 4.05%
(23)	The interest rate on these loans is subject to Prime, which as of December 31, 2023 was 8.50%
(24)	Loan was on non-accrual status as of December 31, 2023.
(25)	Treace Medical Concepts, Inc. is subject to an interest rate cap. The investment is capped at the lesser of stated interest rate and 3.00% plus the applicable margin.
(26)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2023, all of the Company’s investments were non-controlled, non-affiliated.

(27)
As of December 31, 2023, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 8 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Accela, Inc.	$1,714	$—	$1,714	$—	$—	$1,714
Accelerate360 Holdings, LLC	26,908	(17,938)	8,970	—	—	8,970
Acentra Holdings, LLC (fka CNSI Holdings, LLC)	4,000	(1,467)	2,533	—	—	2,533
ACP Avenu Buyer, LLC	3,750	—	3,750	—	—	3,750
Advarra Holdings, Inc.	16,576	—	16,576	—	—	16,576
Alera Group, Inc.	43,014	—	43,014	—	—	43,014
Allied Benefit Systems Intermediate LLC	14,381	—	14,381	—	—	14,381
Altern Marketing, LLC	9,422	—	9,422	—	—	9,422
Amika OpCo LLC (f/k/a Heat Makes Sense Shared Services, LLC)	1,617	—	1,617	—	—	1,617
Anaplan, Inc.	9,073	—	9,073	—	—	9,073
Athena Bidco S.A.S.*	11,726	—	11,726	—	—	11,726
Avalara, Inc.	13,636	—	13,636	—	—	13,636
Camin Cargo Control Holdings, Inc.	9,462	—	9,462	—	—	9,462
Certinia Inc (FinancialForce.com)	4,039	—	4,039	—	—	4,039
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.)	7,733	—	7,733	—	—	7,733
CI (Quercus) Intermediate Holdings, LLC	2,273	(136)	2,137	—	—	2,137
CircusTrix Holdings LLC	2,419	—	2,419	—	—	2,419
Coretrust Purchasing Group LLC (HPG Enterprises LLC)	9,474	—	9,474	—	—	9,474
Coupa Software Incorporated	8,716	—	8,716	—	—	8,716
CPI Buyer, LLC	3,346	—	3,346	—	—	3,346
Crewline Buyer, Inc.	4,365	—	4,365	—	—	4,365

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Cube Industrials Buyer, Inc./Cube A&D Buyer Inc.	10,733	—	10,733	—	—	10,733
Disco Parent, LLC	2,139	—	2,139	—	—	2,139
Eagle Purchaser, Inc.	9,000	(1,579)	7,421	—	5,053	2,368
ERC Topco Holdings, LLC	3,195	(1,385)	1,810	—	—	1,810
Esdec Solar Group B.V. (Enstall Group B.V.)*	17,939	—	17,939	—	—	17,939
Evergreen IX Borrower 2023, LLC	10,071	—	10,071	—	—	10,071
ExactCare Parent, Inc.	4,426	—	4,426	—	—	4,426
Fortis Fire & Safety Inc.	4,017	(89)	3,928	—	—	3,928
G Treasury SS LLC	11,429	—	11,429	—	—	11,429
Gateway US Holdings, Inc.	2,629	—	2,629	—	—	2,629
Green Grass Foods, Inc.	1,250	—	1,250	—	—	1,250
HEF Safety Ultimate Holdings, LLC	4,355	(387)	3,968	—	—	3,968
Higginbotham Insurance Agency, Inc.	6,828	—	6,828	—	—	6,828
Ichor Management Limited*	5,805	—	5,805	—	3,922	1,883
Investment Company 24 Bidco Limited*	6,624	—	6,624	—	—	6,624
IQN Holding Corp.	11,867	—	11,867	—	—	11,867
Ironhorse Purchaser, LLC	1,932	(277)	1,655	—	—	1,655
IW Buyer LLC	3,146	—	3,146	—	—	3,146
Jazz AH Holdco, LLC	2,800	(220)	2,580	—	2,000	580
K Hovnanian Enterprises Inc	70,000	—	70,000	—	—	70,000
M&M OPCO, LLC	476	—	476	—	—	476
Mobile Communications America, Inc.	4,076	—	4,076	—	—	4,076
Mount Olympus Bidco Limited	1,447	—	1,447	—	—	1,447
OMH-Healthedge Holdings, Inc.	11,729	—	11,729	—	—	11,729

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
One Silver Serve, LLC	24,085	(1,325)	22,760	—	—	22,760
Paisley Bidco Limited*	14,282	—	14,282	—	14,282	—
PARS Group LLC	952	—	952	—	—	952
Patriot Foods Buyer, Inc.	3,416	—	3,416	—	—	3,416
Patriot Growth Insurance Services, LLC	7,891	—	7,891	—	—	7,891
Pave America Interco, LLC (f/k/a Pavement Partners Interco, LLC)	2,605	—	2,605	—	—	2,605
Ping Identity Holding Corp.	2,273	—	2,273	—	—	2,273
Pinnacle Purchaser, LLC	469	(109)	360	—	—	360
Planet US Buyer LLC	5,049	—	5,049	—	—	5,049
PPL Acquisition LLC	1,000	—	1,000	—	—	1,000
Redfin Corporation	63,500	—	63,500	—	—	63,500
Relativity ODA LLC	2,500	—	2,500	—	—	2,500
Reliable Doors, LLC	2,357	(114)	2,243	—	—	2,243
Revlon Intermediate Holdings IV LLC	110,000	(6,431)	103,569	—	—	103,569
Roaring Fork III-B, LLC	21,871	—	21,871	—	—	21,871
Rochester Midland Corporation	14,179	—	14,179	—	—	14,179
RSC Acquisition Inc	6,635	—	6,635	—	—	6,635
Ruler Bidco S.A R.L.*	7,683	—	7,683	—	—	7,683
Smith Topco, Inc.	1,692	—	1,692	—	—	1,692
TerSera Therapeutics LLC	1,140	—	1,140	—	—	1,140
Treace Medical Concepts, Inc.	11,708	(200)	11,508	—	5,833	5,675
Trench Plate Rental Co.	4,545	(1,477)	3,068	—	—	3,068
TS Investors, LLC	2,216	—	2,216	—	—	2,216
TZ Buyer LLC	606	(151)	455	—	—	455
Ultimate Baked Goods Midco LLC	1,016	—	1,016	—	—	1,016
US Fertility Enterprises, LLC	130	(59)	71	—	—	71

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Vensure Employer Services, Inc.	35,111	—	35,111	—	—	35,111
Village Pet Care, LLC	3,545	—	3,545	—	—	3,545
Volunteer AcquisitionCo, LLC	1,136	—	1,136	—	—	1,136
Yellow Castle AB*	3,944	—	3,944	—	—	3,944
Zendesk, Inc.	50,138	—	50,138	—	—	50,138

Total	$823,231	$(33,344)	$789,887	$—	$31,090	$758,799

*	These investments are in a foreign currency and the total commitment has been converted to USD using the December 31, 2023 exchange rate.
(28)	The following shows the composition of the Company’s portfolio at cost by investment type and industry as of December 31, 2023:

Industry	First Lien – Secured Debt	Second Lien – Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Aerospace & Defense	$4,836	$—	$—	$—	$—	$4,836
Air Freight & Logistics	80,719	—	—	—	—	80,719
Asset Backed Securities	27,496	—	—	—	—	27,496
Automobile Components	23,437	—	—	—	—	23,437
Banks	4,541	—	—	—	—	4,541
Biotechnology	58,101	—	—	—	—	58,101
Building Products	22,706	—	—	—	—	22,706
Capital Markets	124,128	—	—	—	—	124,128
Chemicals	102,799	—	—	—	100	102,899
Commercial Services & Supplies	621,431	—	—	—	140	621,571
Communications Equipment	14,353	39,474	—	—	—	53,827
Construction & Engineering	78,612	—	—	—	50	78,662
Construction Materials	3,739	—	—	—	—	3,739
Consumer Finance	31,051	—	—	—	—	31,051
Consumer Staples Distribution & Retail	167,619	—	—	—	—	167,619
Containers & Packaging	35,859	—	—	—	—	35,859
Diversified Consumer Services	219,126	—	—	—	—	219,126
Electric Utilities	28,940	—	—	—	—	28,940
Electrical Equipment	96,274	—	—	—	—	96,274
Energy Equipment & Services	30,676	—	—	—	—	30,676
Entertainment	88,599	—	—	—	—	88,599
Financial Services	320,123	—	—	—	—	320,123

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry	First Lien – Secured Debt	Second Lien – Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Food Products	3,650	—	—	—	125	3,775
Ground Transportation	37,549	—	—	—	—	37,549
Health Care Equipment & Supplies	62,637	—	—	—	—	62,637
Health Care Providers & Services	830,616	—	—	99	—	830,715
Health Care Technology	70,994	—	—	—	—	70,994
Hotels, Restaurants & Leisure	122,706	—	—	—	—	122,706
Household Durables	9,751	—	—	—	50	9,801
Household Products	7,319	—	—	—	—	7,319
Independent Power & Renewable Electricity Producers	53,388	—	—	—	—	53,388
Insurance	394,875	—	—	—	—	394,875
IT Services	268,983	—	—	—	—	268,983
Leisure Products	217,011	—	—	—	—	217,011
Machinery	250,079	—	—	—	—	250,079
Media	226,045	—	9,489	—	—	235,534
Personal Care Products	63,506	—	—	—	33	63,539
Pharmaceuticals	92,409	—	—	—	—	92,409
Professional Services	200,148	—	—	—	—	200,148
Real Estate Management & Development	70,221	—	—	—	—	70,221
Semiconductors & Semiconductor Equipment	115,449	—	—	—	—	115,449
Software	902,798	—	—	—	—	902,798
Special Purpose Entity	7,388	—	—	—	—	7,388
Specialty Retail	224,721	—	—	—	—	224,721
Technology Hardware, Storage & Peripherals	21,058	—	—	—	—	21,058
Textiles, Apparel & Luxury Goods	177,956	—	—	—	—	177,956
Transportation Infrastructure	17,070	—	—	—	—	17,070

Total	$6,633,492	$39,474	$9,489	$99	$498	$6,683,052

(29)	The following shows the composition of the Company’s portfolio at fair value by investment type, industry and region as of December 31, 2023:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry	First Lien – Secured Debt	Second Lien – Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Aerospace & Defense	$4,848	$—	$—	$—	$—	$4,848	0.1%
Air Freight & Logistics	91,724	—	—	—	—	91,724	2.2%
Asset Backed Securities	26,877	—	—	—	—	26,877	0.7%
Automobile Components	23,583	—	—	—	—	23,583	0.6%
Banks	4,541	—	—	—	—	4,541	0.1%
Biotechnology	57,606	—	—	—	—	57,606	1.4%
Building Products	22,755	—	—	—	—	22,755	0.6%
Capital Markets	124,829	—	—	—	—	124,829	3.0%
Chemicals	96,538	—	—	—	102	96,640	2.3%
Commercial Services & Supplies	622,629	—	—	—	158	622,787	15.1%
Communications Equipment	14,268	28,808	—	—	—	43,076	1.0%
Construction & Engineering	78,284	—	—	—	50	78,334	1.9%
Construction Materials	3,730	—	—	—	—	3,730	0.1%
Consumer Finance	31,078	—	—	—	—	31,078	0.8%
Consumer Staples Distribution & Retail	173,483	—	—	—	—	173,483	4.2%
Containers & Packaging	35,912	—	—	—	—	35,912	0.9%
Diversified Consumer Services	220,273	—	—	—	—	220,273	5.3%
Electric Utilities	28,737	—	—	—	—	28,737	0.7%
Electrical Equipment	96,246	—	—	—	—	96,246	2.3%
Energy Equipment & Services	30,670	—	—	—	—	30,670	0.7%
Entertainment	90,496	—	—	—	—	90,496	2.2%
Financial Services	324,170	—	—	—	—	324,170	7.9%
Food Products	3,650	—	—	—	125	3,775	0.1%
Ground Transportation	37,697	—	—	—	—	37,697	0.9%
Health Care Equipment & Supplies	63,475	—	—	—	—	63,475	1.5%
Health Care Providers & Services	827,932	—	—	33	—	827,965	20.1%
Health Care Technology	72,811	—	—	—	—	72,811	1.8%
Hotels, Restaurants & Leisure	128,353	—	—	—	—	128,353	3.1%
Household Durables	9,428	—	—	—	60	9,488	0.2%
Household Products	7,133	—	—	—	—	7,133	0.2%
Independent Power & Renewable Electricity Producers	52,250	—	—	—	—	52,250	1.3%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry	First Lien – Secured Debt	Second Lien – Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Insurance	397,692	—	—	—	—	397,692	9.6%
IT Services	273,692	—	—	—	—	273,692	6.6%
Leisure Products	216,897	—	—	—	—	216,897	5.3%
Machinery	249,990	—	—	—	—	249,990	6.1%
Media	226,336	—	9,253	—	—	235,589	5.7%
Personal Care Products	64,560	—	—	—	129	64,689	1.6%
Pharmaceuticals	86,600	—	—	—	—	86,600	2.1%
Professional Services	210,813	—	—	—	—	210,813	5.1%
Real Estate Management & Development	69,814	—	—	—	—	69,814	1.7%
Semiconductors & Semiconductor Equipment	115,956	—	—	—	—	115,956	2.8%
Software	916,988	—	—	—	—	916,988	22.2%
Special Purpose Entity	7,240	—	—	—	—	7,240	0.2%
Specialty Retail	217,393	—	—	—	—	217,393	5.3%
Technology Hardware, Storage & Peripherals	23,086	—	—	—	—	23,086	0.6%
Textiles, Apparel & Luxury Goods	180,760	—	—	—	—	180,760	4.4%
Transportation Infrastructure	17,047	—	—	—	—	17,047	0.4%

Total	$6,680,870	$28,808	$9,253	$33	$624	$6,719,588	163.0%

% of Net Assets	162.0%	0.7%	0.2%	0.0%	0.0%	163.0%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2023
Software	13.6%
Health Care Providers & Services	12.3%
Commercial Services & Supplies	9.3%
Insurance	5.9%
Financial Services	4.8%
IT Services	4.1%
Machinery	3.7%
Media	3.5%
Diversified Consumer Services	3.3%
Specialty Retail	3.2%
Leisure Products	3.2%
Professional Services	3.1%
Textiles, Apparel & Luxury Goods	2.7%
Consumer Staples Distribution & Retail	2.6%
Hotels, Restaurants & Leisure	1.9%
Capital Markets	1.9%
Semiconductors & Semiconductor Equipment	1.7%
Chemicals	1.4%
Electrical Equipment	1.4%
Air Freight & Logistics	1.4%
Entertainment	1.3%
Pharmaceuticals	1.3%
Construction & Engineering	1.2%
Health Care Technology	1.1%
Real Estate Management & Development	1.0%
Personal Care Products	1.0%
Health Care Equipment & Supplies	0.9%
Biotechnology	0.9%
Independent Power & Renewable Electricity Producers	0.8%
Communications Equipment	0.6%
Ground Transportation	0.6%
Containers & Packaging	0.5%
Consumer Finance	0.5%
Energy Equipment & Services	0.5%
Electric Utilities	0.4%
Asset Backed Securities	0.4%
Automobile Components	0.4%
Technology Hardware, Storage & Peripherals	0.3%
Building Products	0.3%
Transportation Infrastructure	0.3%
Household Durables	0.1%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023
(In thousands, except per share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2023
Special Purpose Entity	0.1%
Household Products	0.1%
Aerospace & Defense	0.1%
Banks	0.1%
Food Products	0.1%
Construction Materials	0.1%

100.0%

Geographic Region	December 31, 2023
United States	77.6%
United Kingdom	11.0%
Europe	9.5%
Australia	1.7%
Canada	0.2%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Aerospace & Defense
MRO Holdings, Inc.
MRO Holdings, Inc.	First Lien Secured Debt	L+625, 0.50% Floor	12/18/2028	$5,000	$5,000	$4,975	(4)(8)(14)
Vertex Aerospace Services Corp.
Vertex Aerospace Services Corp.	First Lien Secured Debt	L+350, 0.75% Floor	12/6/2028	6,605	6,620	6,499	(14)

Total Aerospace & Defense					$11,620	$11,474

Asset Backed Securities
Roaring Fork III-B, LLC
Roaring Fork III-B, LLC	First Lien Secured Debt	S+540, 0.00% Floor	7/16/2026	$48,000	$25,721	$25,241	(4)(8)(9) (11)(17)(26)
	First Lien Secured Debt	S+525, 0.00% Floor	7/16/2026	2,000	2,000	1,963	(4)(8)(9) (17)

Total Asset Backed Securities					$27,721	$27,204

Auto Components
Mavis Tire Express Services
Mavis Tire Express Services Corp.	First Lien Secured Debt	S+400, 0.75% Floor	5/4/2028	$30,613	$30,617	$29,261	(17)
Truck Hero, Inc.
RealTruck Group, Inc.	First Lien Secured Debt	L+375, 0.75% Floor	1/31/2028	25,243	25,065	21,772	(14)

Total Auto Components					$55,682	$51,033

Biotechnology
Azurity Pharmaceuticals, Inc.
Azurity Pharmaceuticals, Inc.	First Lien Secured Debt	L+600, 0.75% Floor	9/20/2027	$37,962	$37,036	$36,546	(4)(14)

Total Biotechnology					$37,036	$36,546

Building Products
Cornerstone Building Brands
Cornerstone Building Brands, Inc.	First Lien Secured Debt	S+563, 0.50% Floor	8/1/2028	$56,525	$55,949	$53,557	(17)
Oldcastle Building
Oscar Acquisitionco, LLC	First Lien Secured Debt	S+450, 0.50% Floor	4/29/2029	15,960	15,440	15,157	(17)
US LBM
LBM Acquisition, LLC	First Lien Secured Debt	L+375, 0.75% Floor	12/17/2027	43,388	43,018	37,856	(14)

Total Building Products					$114,407	$106,570

Capital Markets
Arrowhead Engineered Products Inc.
Arrowhead Holdco Company	First Lien Secured Debt	S+450, 0.75% Floor	8/31/2028	$9,925	$9,925	$9,677	(4)(17)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Edelman Financial Services
The Edelman Financial Engines Centre, LLC	First Lien Secured Debt	L+350, 0.75% Floor	4/7/2028	33,756	33,736	31,520	(14)

Total Capital Markets					$43,661	$41,197

Chemicals
AOC
LSF11 A5 HoldCo LLC	First Lien Secured Debt	S+350, 0.50% Floor	10/15/2028	$20,852	$20,858	$20,192	(17)
Heubach
SK Neptune Husky Group Sarl	First Lien Secured Debt	S+500, 0.50% Floor	1/3/2029	9,540	9,491	7,620	(8)(17)
Solenis
Olympus Water US Holding Corporation	First Lien Secured Debt	S+450, 0.50% Floor	11/9/2028	13,476	13,277	13,106	(10)(14)
	First Lien Secured Debt	L+375, 0.50% Floor	11/9/2028	13,144	12,937	12,654	(17)
	First Lien Secured Debt—Corporate Bond	7.13%	10/1/2027	3,000	2,972	2,871

					29,186	28,631
W.R. Grace Holdings LLC
W.R. Grace Holdings LLC	First Lien Secured Debt	L+375, 0.50% Floor	9/22/2028	5,982	5,978	5,881	(14)

Total Chemicals					$65,513	$62,324

Commercial Services & Supplies
Allied Universal
Allied Universal Holdco LLC	First Lien Secured Debt	S+375, 0.50% Floor	5/12/2028	$15,783	$15,260	$15,019	(16)
Beeline
IQN Holding Corp.	First Lien Secured Debt	S+525, 0.75% Floor	5/2/2029	61,877	61,301	60,318	(4)(17)
	First Lien Secured Debt	S+550, 0.75% Floor	5/2/2029	12,834	962	646	(4)(11)(17) (26)
	First Lien Secured Debt—Revolver	S+550, 0.75% Floor	5/2/2028	5,134	(46)	(128)	(4)(5)(11)(26)

					62,217	60,836
Calypso
AxiomSL Group, Inc.	First Lien Secured Debt	L+575, 1.00% Floor	12/3/2027	14,599	14,241	14,599	(4)(14)
	First Lien Secured Debt	L+600, 1.00% Floor	12/3/2027	956	(12)	—	(4)(11)(26)
	First Lien Secured Debt—Revolver	L+600, 1.00% Floor	12/3/2025	1,043	(32)	(10)	(4)(5)(11)(26)

					14,197	14,589
Garda World Security Corporation
Garda World Security Corporation	First Lien Secured Debt	L+425, 0.00% Floor	10/30/2026	24,543	24,512	23,950	(8)(14)
	First Lien Secured Debt	S+425, 0.00% Floor	2/1/2029	10,430	10,336	10,078	(8)(17)

					34,848	34,028

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
HKA
Mount Olympus Bidco Limited	First Lien Secured Debt	S+575, 0.50% Floor	8/9/2029	18,465	17,233	17,173	(4)(8)(9) (18)(26)
LABL, Inc.
LABL, Inc.	First Lien Secured Debt	L+500, 0.50% Floor	10/29/2028	33,640	33,794	32,042	(14)
Liberty Tire Recycling
LTR Intermediate Holdings, Inc.	First Lien Secured Debt	L+450, 1.00% Floor	5/5/2028	9,122	9,076	8,324	(14)
Profile Products LLC
Profile Products LLC	First Lien Secured Debt	L+550, 0.75% Floor	11/12/2027	4,963	4,963	4,963	(4)(14)
Public Partnerships, LLC
PPL Acquisition LLC	First Lien Secured Debt	S+625, 0.75% Floor	7/1/2028	8,836	8,621	8,659	(4)(9)(17)
	First Lien Secured Debt—Revolver	S+625, 0.75% Floor	7/1/2028	1,000	(18)	(20)	(4)(5)(9) (11)(26)
PPL Equity LP	Preferred Equity—Preferred Stocks	N/A	N/A	50,000 Shares	50	50	(4)(9)
	Preferred Equity—Equity Unit	N/A	N/A	50,000 Shares	50	6	(4)(9)

					8,703	8,695
R. R. Donnelley
R. R. Donnelley & Sons Company	First Lien Secured Debt	S+625, 0.50% Floor	11/1/2026	168,271	166,842	165,747	(4)(9)(17)
SAVATREE
CI (Quercus) Intermediate Holdings, LLC	First Lien Secured Debt	L+525, 0.75% Floor	10/12/2028	17,576	15,883	15,814	(4)(11)(14) (26)
	First Lien Secured Debt—Revolver	L+550, 0.75% Floor	10/12/2028	2,273	(49)	(43)	(4)(5)(11) (26)

					15,834	15,771
Tranzonic
TZ Buyer LLC	First Lien Secured Debt	S+600, 0.75% Floor	8/14/2028	9,325	7,336	7,324	(4)(9)(17) (26)
	First Lien Secured Debt—Revolver	S+600, 0.75% Floor	8/14/2028	606	(14)	(15)	(4)(5)(9) (11)(26)
TZ Parent LLC	Common Equity—Equity Unit	N/A	N/A	50 Shares	50	50	(4)(9)

					7,372	7,359
TravelCenters of America Inc
TravelCenters of America Inc	First Lien Secured Debt	L+600, 1.00% Floor	12/14/2027	19,600	19,779	19,796	(4)(8)(14)
United Site Services
PECF USS Intermediate Holding III Corporation	First Lien Secured Debt	L+425, 0.50% Floor	12/15/2028	25,245	25,336	21,101	(14)
Version 1
Investment Company 24 Bidco Limited	First Lien Secured Debt	SONIA+575, 0.00% Floor	7/11/2029	£6,559	7,615	7,692	(3)(4)(8) (9)(19)
	First Lien Secured Debt	E+575, 0.00% Floor	7/11/2029	€5,406	3,920	4,140	(3)(4)(8) (9)(22)(26)

					11,535	11,832

Total Commercial Services & Supplies					$446,989	$437,275

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Communications Equipment
Mitel Networks
MLN US Holdco LLC	First Lien Secured Debt	S+670, 1.00% Floor	10/18/2027	$38,156	$39,744	$33,673	(4)(8)(16)
	First Lien Secured Debt	S+644, 1.00% Floor	10/18/2027	6,395	6,163	6,158	(4)(8)(17)

					45,907	39,831
Ufinet
Zacapa S.a r.l.	First Lien Secured Debt	S+425, 0.50% Floor	3/22/2029	20,844	20,761	20,076	(8)(18)

Total Communications Equipment					$66,668	$59,907

Construction & Engineering
Trench Plate Rental Co.
Trench Plate Rental Co.	First Lien Secured Debt	S+550, 1.00% Floor	12/3/2026	$45,227	$44,574	$44,549	(4)(9)(17)
	First Lien Secured Debt—Revolver	S+550, 1.00% Floor	12/3/2026	4,545	1,146	1,136	(4)(9)(11) (17)(26)
Trench Safety Solutions Holdings, LLC	Common Equity—Equity Unit	N/A	N/A	331 Shares	50	51	(4)(9)

Total Construction & Engineering					$45,770	$45,736

Consumer Finance
American Express GBT
GBT Group Services B.V.	First Lien Secured Debt	L+650, 1.00% Floor	12/2/2026	$25,000	$25,231	$24,906	(8)(14)

Total Consumer Finance					$25,231	$24,906

Containers & Packaging
Berlin Packaging L.L.C.
Berlin Packaging L.L.C.	First Lien Secured Debt	L+375, 0.50% Floor	3/11/2028	$34,648	$34,646	$33,403	(14)
BOX Partners
Bp Purchaser LLC	First Lien Secured Debt	L+550, 0.75% Floor	12/11/2028	7,444	7,444	7,444	(4)(14)
Tekni-Plex
Trident TPI Holdings, Inc.	First Lien Secured Debt	L+400, 0.50% Floor	9/15/2028	35,907	35,951	34,576	(14)

Total Containers & Packaging					$78,041	$75,423

Diversified Consumer Services
2U
2U, Inc.	First Lien Secured Debt	L+575, 0.75% Floor	12/30/2024	$24,625	$24,226	$24,502	(4)(8)(14)
Houghton Mifflin
Houghton Mifflin Harcourt Company	First Lien Secured Debt	S+525, 0.50% Floor	4/9/2029	49,882	47,586	47,575	(17)

Total Diversified Consumer Services					$71,812	$72,077

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Diversified Financial Services
Acuity
Trident Bidco Limited	First Lien Secured Debt	S+525, 0.00% Floor	6/7/2029	$61,619	$60,358	$60,079	(4)(8)(9)
Apex Group Treasury LLC
Apex Group Treasury LLC	First Lien Secured Debt	S+500, 0.50% Floor	7/27/2028	12,500	11,751	12,188	(8)(16)

Total Diversified Financial Services					$72,109	$72,267

Diversified Telecommunication Services
ORBCOMM, Inc.
ORBCOMM, Inc.	First Lien Secured Debt	L+425, 0.75% Floor	9/1/2028	$4,005	$4,015	$3,441	(14)

Total Diversified Telecommunication Services					$4,015	$3,441

Electric Utilities
Congruex Group LLC
Congruex Group LLC	First Lien Secured Debt	S+575, 0.75% Floor	5/3/2029	$29,850	$29,152	$29,178	(4)(9)(17)

Total Electric Utilities					$29,152	$29,178

Electrical Equipment
Antylia Scientific
CPI Buyer, LLC	First Lien Secured Debt	L+550, 0.75% Floor	11/1/2028	$41,407	$33,342	$32,928	(4)(14)(26)
	First Lien Secured Debt—Revolver	L+550, 0.75% Floor	10/30/2026	3,346	—	(33)	(4)(5)(11) (26)

Total Electrical Equipment					$33,342	$32,895

Entertainment
Chernin Entertainment
Jewel Purchaser, Inc.	First Lien Secured Debt	S+550, 0.50% Floor	7/1/2027	$92,831	$90,636	$91,439	(4)(9)(17)

Total Entertainment					$90,636	$91,439

Equity Real Estate Investment Trusts (REITs)
Oak View Group
OVG Business Services, LLC	First Lien Secured Debt	L+625, 1.00% Floor	11/20/2028	$7,444	$7,444	$7,332	(4)(14)

Total Equity Real Estate Investment Trusts (REITs)					$7,444	$7,332

Financing
Transportation Insight
TI Intermediate Holdings, LLC	First Lien Secured Debt	L+425, 1.00% Floor	12/18/2024	$7,443	$7,443	$7,369	(4)(14)

Total Financing					$7,443	$7,369

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Food & Staples Retailing
Rise and Brill
Ultimate Baked Goods Midco LLC	First Lien Secured Debt	L+650, 1.00% Floor	8/13/2027	$8,300	$8,062	$8,019	(4)(9)(14)
	First Lien Secured Debt—Revolver	L+650, 1.00% Floor	8/13/2027	1,016	226	232	(4)(9)(11) (14)(26)

Total Food & Staples Retailing					$8,288	$8,251

Food Products
Tate & Lyle
Primary Products Finance LLC	First Lien Secured Debt	S+400, 0.50% Floor	4/1/2029	$11,008	$11,018	$10,853	(17)

Total Food Products					$11,018	$10,853

Health Care Equipment & Supplies
Embecta Corp.
Embecta Corp.	First Lien Secured Debt—Corporate Bond	5.00%	2/15/2030	$7,500	$6,860	$6,319
Treace Medical Concepts, Inc.
Treace Medical Concepts, Inc.	First Lien Secured Debt	S+600, 1.00% Floor	4/1/2027	17,500	7,259	7,028	(4)(8)(9) (16)(26)
	First Lien Secured Debt—Revolver	S+400, 1.00% Floor	4/1/2027	1,500	200	178	(4)(8)(9) (11)(16)(26)

					7,459	7,206

Total Health Care Equipment & Supplies					$14,319	$13,525

Health Care Providers & Services
Advarra Holdings, Inc.
Advarra Holdings, Inc.	First Lien Secured Debt	S+575, 0.75% Floor	8/24/2029	$200,000	$180,135	$180,424	(4)(9)(11) (17)(26)
Affordable Care
ACI Group Holdings, Inc.	First Lien Secured Debt	L+450, 0.75% Floor	8/2/2028	4,962	4,962	4,863	(4)(14)
Athenahealth
Athenahealth Group Inc.	First Lien Secured Debt	S+350, 0.50% Floor	2/15/2029	50,532	43,660	40,215	(11)(17)(26)
CoreTrust
Coretrust Purchasing Group LLC	First Lien Secured Debt	S+675, 0.75% Floor	10/1/2029	32,526	31,575	31,551	(4)(17)
	First Lien Secured Debt	S+675, 0.75% Floor	9/30/2029	4,737	(69)	(142)	(4)(5)(11) (26)
	First Lien Secured Debt—Revolver	S+675, 0.75% Floor	9/30/2029	4,737	(137)	(142)	(4)(5)(11) (26)

					31,369	31,267
Dental Care Alliance
DCA Investment Holding LLC	First Lien Secured Debt	S+600, 0.75% Floor	4/3/2028	2,479	2,479	2,479	(4)(17)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Eating Recovery Center
ERC Topco Holdings, LLC	First Lien Secured Debt	L+550, 0.75% Floor	11/10/2028	40,250	35,297	34,089	(4)(11)(14) (26)
	First Lien Secured Debt—Revolver	L+550, 0.75% Floor	11/10/2027	3,195	1,970	1,843	(4)(11)(14) (26)

					37,267	35,932
Gateway US Holdings, Inc.
Gateway US Holdings, Inc.	First Lien Secured Debt	S+650, 0.75% Floor	9/22/2026	89,227	84,784	84,289	(4)(11)(17) (26)
	First Lien Secured Debt	S+550, 0.75% Floor	9/22/2026	3,402	2,824	2,797	(4)(11)(17) (26)
	First Lien Secured Debt—Revolver	S+650, 0.75% Floor	9/22/2026	2,629	1,427	1,407	(4)(11)(17) (26)

					89,035	88,493
Medical Solutions Holdings, Inc.
Medical Solutions Holdings, Inc.	First Lien Secured Debt	L+350, 0.50% Floor	11/1/2028	8,906	8,917	8,372	(14)
Practice Plus Group
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited	First Lien Secured Debt	SONIA+650, 0.50% Floor	11/18/2029	£10,000	11,562	11,757	(3)(4)(8) (9)(19)
Smile Brands Inc.
Smile Brands Inc.	First Lien Secured Debt	L+475, 1.00% Floor	10/12/2024	7,443	7,443	7,332	(4)(14)
Thrive Pet Healthcare
Pathway Vet Alliance LLC	First Lien Secured Debt	L+375, 0.00% Floor	3/31/2027	29,207	29,163	24,643	(14)
Tivity Health, Inc.
Tivity Health, Inc.	First Lien Secured Debt	S+600, 0.75% Floor	6/28/2029	114,713	113,066	112,992	(4)(9)(17)

Total Health Care Providers & Services					$559,058	$548,769

Health Care Technology
eResearchTechnology, Inc. eResearchTechnology, Inc.	First Lien Secured Debt	L+450, 1.00% Floor	2/4/2027	$29,636	$29,103	$26,242	(14)
Wellsky
Project Ruby Ultimate Parent Corp.	First Lien Secured Debt	S+575, 0.75% Floor	3/10/2028	53,366	51,851	51,365	(4)(17)

Total Health Care Technology					$80,954	$77,607

Hotels, Restaurants & Leisure
Fertitta Entertainment LLC/NV
Fertitta Entertainment LLC/NV	First Lien Secured Debt	S+400, 0.50% Floor	1/27/2029	$18,168	$18,233	$17,313	(17)
PARS Group LLC
PARS Group LLC	First Lien Secured Debt	S+675, 1.50% Floor	4/3/2028	10,000	8,916	8,898	(4)(9)(16) (26)

Total Hotels, Restaurants & Leisure					$27,149	$26,211

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Household Durables
Ergotron
Ergotron Acquisition, LLC	First Lien Secured Debt	S+575, 0.75% Floor	7/6/2028	$9,925	$9,739	$9,727	(4)(17)
Ergotron Investments, LLC	Common Equity—Equity Unit	N/A	N/A	500 Shares	50	54	(4)

Total Household Durables					$9,789	$9,781

Household Products
Advantice Health
Jazz AH Holdco, LLC	First Lien Secured Debt	S+500, 0.75% Floor	4/3/2028	$9,182	$7,182	$6,901	(4)(11)(17) (26)
	First Lien Secured Debt—Revolver	S+500, 0.75% Floor	4/3/2028	800	286	275	(4)(11)(17) (26)

					7,468	7,176
Vita Global
Vita Global FinCo Limited	First Lien Secured Debt	SONIA+700, 0.00% Floor	7/6/2027	£17,857	24,170	21,049	(3)(4)(8) (19)

Total Household Products					$31,638	$28,225

Insurance
Alera Group, Inc.
Alera Group, Inc.	First Lien Secured Debt	S+650, 0.75% Floor	10/2/2028	$39,929	$27,438	$27,449	(4)(9)(11) (17)(26)
	First Lien Secured Debt	S+600, 0.75% Floor	10/2/2028	16,605	16,213	16,275	(4)(9)

					43,651	43,724
Asurion
Asurion, LLC	First Lien Secured Debt	L+325, 0.00% Floor	12/23/2026	15,394	15,311	13,773	(14)
	First Lien Secured Debt	L+325, 0.00% Floor	7/31/2027	11,136	11,124	9,751	(14)

					26,435	23,524
Howden Group
Hyperion Refinance Sarl	First Lien Secured Debt	S+525, 0.75% Floor	11/12/2027	103,000	29,435	29,417	(4)(8)(17) (26)
Patriot Growth Insurance Services, LLC
Patriot Growth Insurance Services, LLC	First Lien Secured Debt	L+550, 0.75% Floor	10/16/2028	32,469	32,469	32,469	(4)(14)
	First Lien Secured Debt—Revolver	L+550, 0.75% Floor	10/16/2028	2,311	—	—	(4)(11)(26)

					32,469	32,469
Risk Strategies
RSC Acquisition Inc.	First Lien Secured Debt	S+550, 0.75% Floor	10/30/2026	26,982	7,725	7,611	(4)(11)(17) (26)

Total Insurance					$139,715	$136,745

Internet & Direct Marketing Retail
Delivery Hero
Delivery Hero Finco Germany GmbH	First Lien Secured Debt	E+575, 0.00% Floor	8/12/2027	€79,000	$81,919	$82,451	(3)(4)(8) (9)(21)
Delivery Hero SE	First Lien Secured Debt	S+575, 0.50% Floor	8/12/2027	17,870	17,514	17,289	(8)(9)(17)

					99,433	99,740

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Stamps.com
Auctane, Inc.	First Lien Secured Debt	L+575, 0.75% Floor	10/5/2028	32,256	31,712	32,256	(4)(9)(14)

Total Internet & Direct Marketing Retail					$131,145	$131,996

IT Services
Anaplan, Inc.
Anaplan, Inc.	First Lien Secured Debt	S+650, 0.75% Floor	6/21/2029	$146,692	$143,914	$143,758	(4)(17)
	First Lien Secured Debt—Revolver	S+650, 0.75% Floor	6/21/2028	9,073	(166)	(181)	(4)(5)(11) (26)

					143,748	143,577
Genesys Cloud
Greeneden U.S. Holdings II, LLC	First Lien Secured Debt	L+400, 0.75% Floor	12/1/2027	40,351	40,240	38,813	(14)
Peraton Corp.
Peraton Corp.	First Lien Secured Debt	L+375, 0.75% Floor	2/1/2028	32,599	32,573	31,852	(14)
Virtusa
Virtusa Corporation	First Lien Secured Debt	S+375, 0.75% Floor	2/15/2029	18,547	18,385	17,968	(17)

Total IT Services					$234,946	$232,210

Machinery
Charter Next Generation, Inc.
Charter Next Generation, Inc.	First Lien Secured Debt	L+375, 0.75% Floor	12/1/2027	$14,888	$14,898	$14,486	(14)
Pro Mach Group, Inc.
Pro Mach Group, Inc.	First Lien Secured Debt	L+400, 1.00% Floor	8/31/2028	31,241	31,223	30,450	(14)
	First Lien Secured Debt	S+500, 0.50% Floor	8/31/2028	2,514	2,388	2,438	(16)

					33,611	32,888
Safe Fleet Holdings LLC
Safe Fleet Holdings LLC	First Lien Secured Debt	S+500, 0.50% Floor	2/23/2029	6,468	6,280	6,370	(17)
SPX Flow, Inc.
SPX Flow, Inc.	First Lien Secured Debt	S+450, 0.50% Floor	4/5/2029	9,956	9,398	9,301	(17)
	Unsecured Debt—Corporate Bond	8.75%	4/1/2030	6,255	5,973	4,941

					15,371	14,242

Total Machinery					$70,160	$67,986

Media
Advantage Sales
Advantage Sales & Marketing Inc.	First Lien Secured Debt	L+450, 0.75% Floor	10/28/2027	$29,983	$30,059	$24,886	(8)(14)
American Media
Accelerate360 Holdings, LLC	First Lien Secured Debt	S+550, 1.00% Floor	2/11/2027	75,777	75,777	75,398	(4)(9)(17)
	First Lien Secured Debt—Revolver	S+550, 1.00% Floor	2/11/2027	26,908	15,696	15,562	(4)(9)(11) (17)(26)

					91,473	90,960
Associations Inc.
Associations Inc.	First Lien Secured Debt	S+400 Cash plus 2.50% PIK	7/2/2027	15,225	15,087	15,073	(4)(16)(17)
	First Lien Secured Debt	S+625 Cash plus 2.50% PIK	7/2/2027	979	970	969	(4)(16)

					16,057	16,042

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (27)	Fair Value (1)(28)
Charter Communications
CCO Holdings LLC / CCO Holdings Capital Corp	Unsecured Debt—Corporate Bond	4.75%	2/1/2032		10,500	9,396	8,536
Gannett Co., Inc.
Gannett Holdings, LLC	First Lien Secured Debt	L+500, 0.50% Floor	10/15/2026		64,185	63,981	63,703	(8)(13)
	First Lien Secured Debt—Corporate Bond	6.00%	11/1/2026		16,000	12,526	13,157	(8)

						76,507	76,860
Material Holdings, LLC
Material Holdings, LLC	First Lien Secured Debt	S+600, 0.75% Floor	8/19/2027		7,443	7,443	7,295	(4)(16)
McGraw Hill
McGraw-Hill Education, Inc.	First Lien Secured Debt	L+475, 0.50% Floor	7/28/2028		49,874	48,645	47,068	(14)

Total Media						$279,580	$271,647

Paper & Forest Products
Ahlstrom-Munksjö
Ahlstrom-Munksjo Holding 3 Oy	First Lien Secured Debt	L+375, 0.75% Floor	2/4/2028		$22,459	$22,448	$21,561	(8)(14)

Total Paper & Forest Products						$22,448	$21,561

Personal Products
Greencross
Vermont Aus Pty Ltd	First Lien Secured Debt	S+550, 0.75% Floor	3/23/2028		$103,039	$100,728	$98,917	(4)(8)(9) (17)
	First Lien Secured Debt	BBSW+575, 0.75% Floor	3/23/2028	A$	9,925	7,196	6,521	(3)(4)(8) (9)(20)

						107,924	105,438

Heat Makes Sense
Heat Makes Sense Shared Services, LLC	First Lien Secured Debt	S+550, 0.75% Floor	7/1/2029		8,313	8,151	8,146	(4)(9)(17)
	First Lien Secured Debt—Revolver	S+550, 0.75% Floor	7/1/2028		1,617	293	291	(4)(9)(11) (17)(26)
Ishtar Co-Invest-B LP	Common Equity—Stock	N/A	N/A		38,889 Shares	39	39	(4)(9)
Oshun Co-Invest-B LP	Common Equity—Stock	N/A	N/A		11,111 Shares	11	11	(4)(9)

						8,494	8,487
VFS Global
Speed Midco 3 S.A R.L.	First Lien Secured Debt	E+700, 0.00% Floor	5/16/2029		€111,776	114,128	118,155	(3)(4)(8) (9)(22)
	First Lien Secured Debt	SONIA+750, 0.00% Floor	5/16/2029		£22,059	26,523	26,269	(3)(4)(8) (9)(19)

						140,651	144,424

Total Personal Products						$257,069	$258,349

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Pharmaceuticals
Bausch Health
Bausch Health Companies Inc.	First Lien Secured Debt	S+525, 0.50% Floor	2/1/2027	$41,928	$40,167	$32,424	(8)(17)
Galderma
Sunshine Luxembourg VII SARL	First Lien Secured Debt	L+375, 0.75% Floor	10/1/2026	16,502	16,111	15,835	(8)(15)
KEPRO
CNSI Holdings, LLC	First Lien Secured Debt	S+650, 0.50% Floor	12/17/2028	36,000	34,753	34,740	(4)(9)(17)
	First Lien Secured Debt—Revolver	S+650, 0.50% Floor	12/17/2027	4,000	(138)	(140)	(4)(5)(9) (11)(26)

					34,615	34,600
Pacira Biosciences, Inc.
Pacira Biosciences, Inc.	First Lien Secured Debt	S+700, 0.75% Floor	12/7/2026	2,500	2,438	2,468	(8)(10) (17)

Total Pharmaceuticals					$93,331	$85,327

Professional Services
Kroll
Deerfield Dakota Holding, LLC	First Lien Secured Debt	S+375, 1.00% Floor	4/9/2027	$27,307	$27,323	$25,549	(17)

Total Professional Services					$27,323	$25,549

Real Estate Management & Development
3Phase Elevator
Polyphase Elevator Holding Company	First Lien Secured Debt	S+550, 1.00% Floor	6/23/2027	$3,474	$3,474	$3,474	(4)(16)
Pritchard Industries, LLC
Pritchard Industries, LLC	First Lien Secured Debt	S+550, 0.75% Floor	10/13/2027	6,451	6,451	6,290	(4)(18)
WeWork Companies LLC
WeWork Companies LLC	First Lien Secured Debt	S+650, 0.75% Floor	11/30/2023	100,000	99,554	99,500	(4)(8)(17)

Total Real Estate Management & Development					$109,479	$109,264

Road & Rail
PODS, LLC
PODS, LLC	First Lien Secured Debt	L+300, 0.75% Floor	3/31/2028	$10,596	$10,606	$10,027	(14)

Total Road & Rail					$10,606	$10,027

Software
Access Group
Armstrong Bidco Limited	First Lien Secured Debt	SONIA+525, 0.00% Floor	6/28/2029	£42,000	$46,163	$46,116	(3)(4)(8) (11)(19)(26)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Avalara, Inc.
Avalara, Inc.	First Lien Secured Debt	S+725, 0.75% Floor	10/19/2028	136,364	133,037	132,955	(4)(17)
	First Lien Secured Debt— Revolver	S+725, 0.75% Floor	10/19/2028	13,636	(330)	(341)	(4)(5)(11) (26)

					132,707	132,614
BMC Software
Boxer Parent Company Inc.	First Lien Secured Debt	L+375, 0.00% Floor	10/2/2025	26,263	26,270	25,204	(14)
DigiCert
Dcert Buyer, Inc.	First Lien Secured Debt	S+400, 0.00% Floor	10/16/2026	36,757	36,731	35,540	(16)
Flexera Software LLC
Flexera Software LLC	First Lien Secured Debt	L+375, 0.75% Floor	3/3/2028	30,488	30,533	29,326	(14)
Imperva, Inc.
Imperva, Inc.	First Lien Secured Debt	L+400, 1.00% Floor	1/12/2026	47,786	47,776	39,304	(14)
Infoblox
Delta Topco, Inc.	First Lien Secured Debt	S+375, 0.75% Floor	12/1/2027	29,068	29,041	26,888	(17)
Medallia
Medallia, Inc.	First Lien Secured Debt	L+600 Cash plus 0.75% PIK	10/29/2028	36,423	35,651	36,241	(4)(9)(14)
Ping Identity
Ping Identity Holding Corp.	First Lien Secured Debt	S+700, 0.75% Floor	10/17/2029	22,727	22,171	22,159	(4)(16)
	First Lien Secured Debt— Revolver	S+700, 0.75% Floor	10/17/2028	2,273	(55)	(57)	(4)(5)(11) (26)

					22,116	22,102
Relativity ODA LLC
Relativity ODA LLC	First Lien Secured Debt	L+650 Cash plus 1.00% PIK	5/12/2027	28,631	27,646	27,486	(4)(14)
	First Lien Secured Debt— Revolver	L+650 Cash plus 1.00% PIK	5/12/2027	2,500	(58)	(100)	(4)(5)(11) (26)

					27,588	27,386
Solera, LLC
Polaris Newco, LLC	First Lien Secured Debt	L+400, 0.50% Floor	6/2/2028	49,944	50,010	45,730	(14)
Sovos Compliance, LLC
Sovos Compliance, LLC	First Lien Secured Debt	L+450, 0.50% Floor	8/11/2028	5,187	5,179	4,792	(14)
Tibco Software Inc.
TIBCO Software Inc.	First Lien Secured Debt	S+450, 0.50% Floor	9/29/2028	50,000	43,500	44,625	(17)
	First Lien Secured Debt	S+450, 0.50% Floor	3/30/2029	28,179	25,672	25,229	(17)

					69,172	69,854

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (27)	Fair Value (1)(28)
Zendesk, Inc.
Zendesk, Inc.	First Lien Secured Debt	S+650, 0.75% Floor	11/22/2028		207,880	162,616	162,562	(4)(9)(17) (26)
	First Lien Secured Debt— Revolver	S+650, 0.75% Floor	11/22/2028		17,120	(336)	(342)	(4)(5)(9) (11)(26)

						162,280	162,220

Total Software						$721,217	$703,317

Special Purpose Entity
48forty Solutions
Alpine Acquisition Corp II	First Lien Secured Debt	S+550, 1.00% Floor	11/30/2026		$7,463	$7,463	$7,351	(4)(17)

Total Special Purpose Entity						$7,463	$7,351

Specialty Retail
Carvana Co.
Carvana Co.	Unsecured Debt—Corporate Bond	10.25%	5/1/2030		$56,858	$51,863	$26,904	(8)
	Unsecured Debt—Corporate Bond	4.88%	9/1/2029		3,300	2,044	1,284	(8)

						53,907	28,188
Petco
Petco Health and Wellness Company, Inc.	First Lien Secured Debt	S+325, 0.75% Floor	3/3/2028		12,400	12,441	12,052	(8)(16)
PetSmart LLC
PetSmart LLC	First Lien Secured Debt	L+375, 0.75% Floor	2/11/2028		9,875	9,881	9,698	(8)(14)

Total Specialty Retail						$76,229	$49,938

Technology Hardware, Storage & Peripherals
Forterro
Yellow Castle AB	First Lien Secured Debt	E+550, 0.00% Floor	7/9/2029		€9,802	$9,728	$10,177	(3)(4)(8) (22)
	First Lien Secured Debt	SARON+550, 0.00% Floor	7/9/2029		3,296	3,304	3,457	(3)(4)(8) (23)
	First Lien Secured Debt	STIBOR+550, 0.00% Floor	7/9/2029	kr	34,792	3,226	3,234	(3)(4)(8) (24)
	First Lien Secured Debt	E+550, 0.00% Floor	7/7/2029		€8,445	3,090	3,194	(3)(4)(8) (22)(26)

Total Technology Hardware, Storage & Peripherals						$19,348	$20,062

Textiles, Apparel & Luxury Goods
Claire’s Stores, Inc.
Claire’s Stores, Inc.	First Lien Secured Debt	L+650, 0.00% Floor	12/18/2026		$12,018	$11,846	$10,862	(14)
Iconix Brand Group
IBG Borrower LLC	First Lien Secured Debt	S+600, 1.00% Floor	8/22/2029		42,808	41,777	41,952	(4)(9)(17)

Total Textiles, Apparel & Luxury Goods						$53,623	$52,814

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (27)	Fair Value (1)(28)
Transportation Infrastructure
Alliance Ground International
AGI-CFI Holdings, Inc.	First Lien Secured Debt	S+575, 0.75% Floor	6/11/2027	$9,950	$9,765	$9,851	(4)(17)
	First Lien Secured Debt	S+550, 0.75% Floor	6/11/2027	7,443	7,443	7,369	(4)

					17,208	17,220
Swissport
Radar Bidco S.a.r.l.	First Lien Secured Debt	E+725, 0.00% Floor	9/30/2027	€85,000	80,115	88,714	(3)(4)(8)(9) (22)

Total Transportation Infrastructure					$97,323	$105,934

Total Investments before Cash Equivalents					$4,427,510	$4,308,892	(2)(6)(25)

State Street Institutional US Government Money Market Fund					4	4	(7)

Total Investments after Cash Equivalents					$4,427,514	$4,308,896

Derivative Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Footnote Reference
Interest rate swap (a)	4.02%	3-month SOFR	12/21/2025	$62,000	Note 5
Interest rate swap (a)	3.97%	3-month SOFR	1/19/2026	38,000	Note 5
Interest rate swap (b)	3.67%	3-month SOFR	12/21/2027	82,000	Note 5
Interest rate swap (b)	3.65%	3-month SOFR	1/19/2028	18,000	Note 5

(a)	Bears interest at a rate determined by three-month SOFR. The interest rate locked two business days prior to settlement of the interest rate swaps. The three-month SOFR is 4.59% on December 31, 2022.
(b)	Bears interest at a rate determined by three-month SOFR. The interest rate swaps have not yet settled, so the interest rate has not yet been determined and accruals have not commenced.

Derivative Instrument	Settlement Date	Notional amount to be purchased	Notional amount to be sold	Footnote Reference
Foreign currency forward contract	3/15/2023	$3,440	3,160	Note 5
Foreign currency forward contract	3/15/2023	1,903	€1,790	Note 5
Foreign currency forward contract	3/31/2023	10,562	€9,820	Note 5
Foreign currency forward contract	3/15/2023	14,813	£12,010	Note 5

(1)	Fair value is determined in good faith by or under the direction of the Board of Trustees of the Company (See Note 2 to the consolidated financial statements).
(2)	Aggregate gross unrealized gain and loss for federal income tax purposes is $9,946 and $135,828, respectively. Net unrealized loss is $125,882 based on a tax cost of $4,433,623.
(3)	Par amount is denominated in USD unless otherwise noted, British Pound (“£”), Australian Dollar (“A$”), European Euro (“€”), Swedish Krona (“kr”) and Swiss Franc (“ ”).

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see
Note 2
and
Note 4
), pursuant to the Company’s valuation policy.

(5)	The negative fair value is the result of the commitment being valued below par.
(6)	All debt investments are income producing unless otherwise indicated.
(7)	This security is included in Cash and Cash Equivalents on the Consolidated Statements of Assets and Liabilities.
(8)
Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of December 31, 2022, non-qualifying assets represented approximately 26.73% of the total assets of the Company.

(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the “SEC”) permitting us to do so. (See to the consolidated financial statements for discussion of the exemptive order from the SEC.)

(10)
These debt investments are not pledged as collateral under any of the Company’s credit facilities (see
Note 6
). For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(11)	The undrawn portion of these committed revolvers and delayed draw term loans includes a commitment and unused fee rate.
(12)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), the Secured Overnight Financing Rate (“SOFR” or “S”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting period, and may be subject to interest floors.

(13)	The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2022 was 4.39%
(14)	The interest rate on these loans is subject to 3 months LIBOR, which as of December 31, 2022 was 4.77%
(15)	The interest rate on these loans is subject to 6 months LIBOR, which as of December 31, 2022 was 5.14%
(16)	The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2022 was 4.36%
(17)	The interest rate on these loans is subject to 3 months SOFR, which as of December 31, 2022 was 4.59%
(18)	The interest rate on these loans is subject to 6 months SOFR, which as of December 31, 2022 was 4.78%
(19)	The interest rate on these loans is subject to SONIA, which as of December 31, 2022 was 3.43%
(20)	The interest rate on these loans is subject to 3 months BBSW, which as of December 31, 2022 was 3.26%
(21)	The interest rate on these loans is subject to 3 months EURIBOR, which as of December 31, 2022 was 2.13%
(22)	The interest rate on these loans is subject to 6 months EURIBOR, which as of December 31, 2022 was 2.69%
(23)	The interest rate on these loans is subject to Swiss Average Rate Overnight (SARON), which as of December 31, 2022 was 0.94%
(24)	The interest rate on these loans is subject to 6 months Stockholm Interbank Offered Rate (STIBOR), which as of December 31, 2022 was 3.09%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

(25)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2022, all of the company’s investments were non-controlled, non-affiliated.

(26)
As of December 31, 2022, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See
Note 8
to the consolidated financial statements for further information on revolving and delayed draw loan commitments, related to certain portfolio companies.

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Accelerate360 Holdings, LLC	$26,908	$(15,696)	$11,212	$—	$—	$11,212
Advarra Holdings, Inc.	16,576	—	16,576	—	—	16,576
Alera Group, Inc.	11,733	—	11,733	—	—	11,733
Anaplan, Inc.	9,073	—	9,073	—	—	9,073
Armstrong Bidco Limited*	3,898	—	3,898	—	—	3,898
Athenahealth Group Inc.	5,516	—	5,516	—	—	5,516
Avalara, Inc.	13,636	—	13,636	—	—	13,636
AxiomSL Group, Inc.	2,000	—	2,000	—	—	2,000
CI (Quercus) Intermediate Holdings, LLC	3,705	—	3,705	—	—	3,705
CNSI Holdings, LLC	4,000	—	4,000	—	—	4,000
CPI Buyer, LLC	11,411	—	11,411	—	—	11,411
Coretrust Purchasing Group LLC (HPG Enterprises LLC)	9,474	—	9,474	—	—	9,474
ERC Topco Holdings, LLC	8,148	(1,970)	6,178	—	4,953	1,225
Gateway US Holdings, Inc.	6,783	(1,446)	5,337	—	3,600	1,737
Heat Makes Sense Shared Services, LLC	1,617	(323)	1,293	—	—	1,293
Hyperion Refinance Sarl	72,983	—	72,983	—	—	72,983
IQN Holding Corp.	17,001	—	17,001	—	—	17,001
Investment Company 24 Bidco Limited*	1,474	—	1,474	—	—	1,474

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Jazz AH Holdco, LLC	2,800	(300)	2,500	—	—	2,500
Mount Olympus Bidco Limited	831	—	831	—	—	831
PARS Group LLC	952	—	952	—	—	952
PPL Acquisition LLC	1,000	—	1,000	—	—	1,000
Patriot Growth Insurance Services, LLC	2,311	—	2,311	—	—	2,311
Ping Identity Holding Corp.	2,273	—	2,273	—	—	2,273
RSC Acquisition Inc.	19,085	—	19,085	—	—	19,085
Relativity ODA LLC	2,500	—	2,500	—	—	2,500
Roaring Fork III-B, LLC	21,871	—	21,871	—	—	21,871
TZ Buyer LLC	2,374	—	2,374	—	—	2,374
Treace Medical Concepts, Inc.	11,708	—	11,708	—	5,833	5,875
Trench Plate Rental Co.	4,545	(200)	4,345	—	—	4,345
Ultimate Baked Goods Midco LLC	1,016	(1,205)	(188)	—	—	(188)
Yellow Castle AB*	5,574	(267)	5,308	—	—	5,308
Zendesk, Inc.	58,696	—	58,696	—	—	58,696

Total	$363,472	$(21,407)	$342,064	$—	$14,386	$327,678

(27)	The following shows the composition of the Company’s portfolio at cost by investment type and industry as of December 31, 2022:

Industry	First Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Aerospace & Defense	$11,620	$—	$—	$—	$11,620
Asset Backed Securities	27,721	—	—	—	27,721
Auto Components	55,682	—	—	—	55,682
Biotechnology	37,036	—	—	—	37,036
Building Products	114,407	—	—	—	114,407
Capital Markets	43,661	—	—	—	43,661
Chemicals	65,513	—	—	—	65,513

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry	First Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Commercial Services & Supplies	446,839	—	100	50	446,989
Communications Equipment	66,668	—	—	—	66,668
Construction & Engineering	45,720	—	—	50	45,770
Consumer Finance	25,231	—	—	—	25,231
Containers & Packaging	78,041	—	—	—	78,041
Diversified Consumer Services	71,812	—	—	—	71,812
Diversified Financial Services	72,109	—	—	—	72,109
Diversified Telecommunication Services	4,015	—	—	—	4,015
Electric Utilities	29,152	—	—	—	29,152
Electrical Equipment	33,342	—	—	—	33,342
Entertainment	90,636	—	—	—	90,636
Equity Real Estate Investment Trusts (REITs)	7,444	—	—	—	7,444
Financing	7,443	—	—	—	7,443
Food & Staples Retailing	8,288	—	—	—	8,288
Food Products	11,018	—	—	—	11,018
Health Care Equipment & Supplies	14,319	—	—	—	14,319
Health Care Providers & Services	559,058	—	—	—	559,058
Health Care Technology	80,954	—	—	—	80,954
Hotels, Restaurants & Leisure	27,149	—	—	—	27,149
Household Durables	9,739	—	—	50	9,789
Household Products	31,638	—	—	—	31,638
Insurance	139,715	—	—	—	139,715
Internet & Direct Marketing Retail	131,145	—	—	—	131,145
IT Services	234,946	—	—	—	234,946
Machinery	64,187	5,973	—	—	70,160
Media	270,184	9,396	—	—	279,580
Paper & Forest Products	22,448	—	—	—	22,448
Personal Products	257,019	—	—	50	257,069
Pharmaceuticals	93,331	—	—	—	93,331
Professional Services	27,323	—	—	—	27,323
Real Estate Management & Development	109,479	—	—	—	109,479
Road & Rail	10,606	—	—	—	10,606
Software	721,217	—	—	—	721,217
Special Purpose Entity	7,463	—	—	—	7,463
Specialty Retail	22,322	53,907	—	—	76,229
Technology Hardware, Storage & Peripherals	19,348	—	—	—	19,348
Textiles, Apparel & Luxury Goods	53,623	—	—	—	53,623
Transportation Infrastructure	97,323	—	—	—	97,323

Total	$4,357,934	$69,276	$100	$200	$4,427,510

(28)	The following shows the composition of the Company’s portfolio at fair value by investment type, industry and region as of December 31, 2022:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry	First Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Aerospace & Defense	$11,474	$—	$—	$—	$11,474	0.5%
Asset Backed Securities	27,204	—	—	—	27,204	1.3%
Auto Components	51,033	—	—	—	51,033	2.4%
Biotechnology	36,546	—	—	—	36,546	1.7%
Building Products	106,570	—	—	—	106,570	4.9%
Capital Markets	41,197	—	—	—	41,197	1.9%
Chemicals	62,324	—	—	—	62,324	2.9%
Commercial Services & Supplies	437,169	—	56	50	437,275	20.3%
Communications Equipment	59,907	—	—	—	59,907	2.8%
Construction & Engineering	45,685	—	—	51	45,736	2.1%
Consumer Finance	24,906	—	—	—	24,906	1.2%
Containers & Packaging	75,423	—	—	—	75,423	3.5%
Diversified Consumer Services	72,077	—	—	—	72,077	3.3%
Diversified Financial Services	72,267	—	—	—	72,267	3.4%
Diversified Telecommunication Services	3,441	—	—	—	3,441	0.2%
Electric Utilities	29,178	—	—	—	29,178	1.4%
Electrical Equipment	32,895	—	—	—	32,895	1.5%
Entertainment	91,439	—	—	—	91,439	4.2%
Equity Real Estate Investment Trusts (REITs)	7,332	—	—	—	7,332	0.3%
Financing	7,369	—	—	—	7,369	0.3%
Food & Staples Retailing	8,251	—	—	—	8,251	0.4%
Food Products	10,853	—	—	—	10,853	0.5%
Health Care Equipment & Supplies	13,525	—	—	—	13,525	0.6%
Health Care Providers & Services	548,769	—	—	—	548,769	25.5%
Health Care Technology	77,607	—	—	—	77,607	3.6%
Hotels, Restaurants & Leisure	26,211	—	—	—	26,211	1.2%
Household Durables	9,727	—	—	54	9,781	0.5%
Household Products	28,225	—	—	—	28,225	1.3%
Insurance	136,745	—	—	—	136,745	10.8%
Internet & Direct Marketing Retail	131,996	—	—	—	131,996	6.3%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry	First Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
IT Services	$232,210	$—	$—	$—	$232,210	6.1%
Machinery	63,045	4,941	—	—	67,986	3.2%
Media	263,111	8,536	—	—	271,647	12.6%
Paper & Forest Products	21,561	—	—	—	21,561	1.0%
Personal Products	258,299	—	—	50	258,349	12.0%
Pharmaceuticals	85,327	—	—	—	85,327	4.0%
Professional Services	25,549	—	—	—	25,549	1.2%
Real Estate Management & Development	109,264	—	—	—	109,264	5.1%
Road & Rail	10,027	—	—	—	10,027	0.5%
Software	703,317	—	—	—	703,317	32.6%
Special Purpose Entity	7,351	—	—	—	7,351	0.3%
Specialty Retail	21,750	28,188	—	—	49,938	2.3%
Technology Hardware, Storage & Peripherals	20,062	—	—	—	20,062	0.9%
Textiles, Apparel & Luxury Goods	52,814	—	—	—	52,814	2.5%
Transportation Infrastructure	105,934	—	—	—	105,934	4.9%

Total	$4,266,966	$41,665	$56	$205	$4,308,892	200.0%

% of Net Assets	198.0%	1.9%	0.0%	0.0%	200.0%

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2022
Software	16.3%
Health Care Providers & Services	12.7%
Commercial Services & Supplies	10.1%
Media	6.3%
Personal Products	6.0%
IT Services	5.4%
Insurance	3.1%
Internet & Direct Marketing Retail	3.0%
Real Estate Management & Development	2.5%
Building Products	2.5%
Transportation Infrastructure	2.5%
Entertainment	2.1%
Pharmaceuticals	2.0%
Health Care Technology	1.8%
Containers & Packaging	1.7%
Diversified Financial Services	1.7%
Diversified Consumer Services	1.7%
Machinery	1.6%
Chemicals	1.4%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022
(In thousands, except per share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2022
Communications Equipment	1.4%
Textiles, Apparel & Luxury Goods	1.2%
Auto Components	1.2%
Specialty Retail	1.2%
Construction & Engineering	1.1%
Capital Markets	1.0%
Biotechnology	0.8%
Electrical Equipment	0.8%
Electric Utilities	0.7%
Household Products	0.7%
Asset Backed Securities	0.6%
Hotels, Restaurants & Leisure	0.6%
Professional Services	0.6%
Consumer Finance	0.6%
Paper & Forest Products	0.5%
Technology Hardware, Storage & Peripherals	0.5%
Health Care Equipment & Supplies	0.3%
Aerospace & Defense	0.3%
Food Products	0.2%
Road & Rail	0.2%
Household Durables	0.2%
Food & Staples Retailing	0.2%
Financing	0.2%
Special Purpose Entity	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Diversified Telecommunication Services	0.1%

100.0%

Geographic Region	December 31, 2022
United States	83.2%
Europe	10.3%
United Kingdom	3.0%
Australia	2.7%
Canada	0.8%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data)
Note 1. Organization
Apollo Debt Solutions BDC (the “
Company
,” “
ADS
,” “
we
,” “
us
,” or “
our
”), a Delaware statutory trust formed on December 4, 2020, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“
BDC
”) under the Investment Company Act of 1940 (the “
1940 Act
”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“
RIC
”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “
Code
”).
Apollo Credit Management, LLC (the “
Adviser
”) is our investment adviser and is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“
AGM
”, or “
Apollo
”). The Adviser, subject to the overall supervision of our Board of Trustees, manages the day-to-day operations of the Company and provides investment advisory services to the Company.
Apollo Credit Management, LLC, as our administrator (the “
Administrator
”), provides, among other things, administrative services and facilities to the Company. Furthermore, the Administrator will offer to provide, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance.
Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Company seeks to invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which ADS generally defines as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of the Company’s investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. The investment portfolio may also include other interests such as corporate bonds, common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.
Note 2. Significant Accounting Policies
The following is a summary of the significant accounting and reporting policies used in preparing the consolidated financial statements.
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“
GAAP
”) pursuant to the requirements on Form 10-Q, ASC 946,
Financial Services — Investment Companies
(“
ASC 946
”), and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair statement of the consolidated financial statements for the periods presented, have been included.
Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. All intercompany balances and transactions have been eliminated.

Use of Estimates
The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, gains and losses during the reported periods. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.
Consolidation
As provided under Regulation S-X and ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries.
As of December 31, 2023, the Company’s consolidated subsidiaries were Cardinal Funding LLC, Mallard Funding LLC, Grouse Funding LLC, Merlin Funding LLC, ADS Albatross SPV LLC, ADS Flood SPV LLC, ADS Germantown SPV LLC, ADS Lemon SPV LLC, ADS Mantle SPV LLC, ADS Newark SPV LLC, ADS Opera SPV LLC and ADS Titan SPV LLC.
Cash and Cash Equivalents
The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity, that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.
Cash and cash equivalents are carried at cost, which approximates fair value. Cash and cash equivalents held as of December 31, 2023 and 2022 were $258,594 and $47,322, respectively.
Investments Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as a receivable for investments sold and a payable for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.
Fair Value Measurements
The Company follows guidance in ASC 820,
Fair Value Measurement
(“
ASC 820
”), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may differ materially from the values that would be received upon an actual disposition of such investments.
Investment Valuation Process
The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Company’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Company’s Board of Trustees. Even though the Company’s Board of Trustees designated the Company’s Adviser as “valuation designee,” the Company’s Board of Trustees continues to be responsible for overseeing the processes for determining fair valuation.
In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Adviser. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Adviser engages multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Adviser undertakes a multi-step valuation process each quarter, as described below:

(1)
Independent valuation firms engaged conduct independent appraisals and assessments for all the investments they have been engaged to review. If an independent valuation firm is not engaged during a particular quarter, the valuation may be conducted by the Adviser;

(2)	At least each quarter, the valuation will be reassessed and updated by the Adviser or an independent valuation firm to reflect company specific events and latest market data;

(3)	Preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;

(4)	The Adviser discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of the applicable independent valuation firm; and

(5)
For Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. During the year ended December 31, 2023, there were no significant changes to the Company’s valuation techniques and related inputs considered in the valuation process.
Derivative Instruments
The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements.
Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, interest rate, foreign currency and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process. The derivatives may require the Company to pay or receive an upfront fee or premium. These upfront fees or premiums are carried forward as cost or proceeds to the derivatives.
Foreign Currency Forward Contracts
The Company uses foreign currency forward contracts to reduce the Company’s exposure to fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another at a pre-determined price at a future date. Foreign currency forward contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded within derivative assets or derivative liabilities on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date. The Company does not utilize hedge accounting with respect to foreign currency forward contracts and as such, the Company recognizes its foreign currency forward contracts at fair value with changes included in the net unrealized appreciation (depreciation) on the Consolidated Statements of Operations.
Interest Rate Swaps
The Company uses interest rate swaps to hedge some or all of the Company’s fixed rate debt. The Company designated the interest rate swaps as the hedging instrument in an effective hedge accounting relationship, and therefore the periodic payments and receipts are recognized as components of interest expense in the Consolidated Statements of Operations. Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a derivative asset or derivative liability on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by a change in the carrying value of the fixed rate debt. Any amounts paid to the counterparty to cover collateral obligations under the terms of the interest rate swap agreement are included in other assets or other liabilities and expenses on the Company’s Consolidated Statements of Assets and Liabilities. Please see
Note 5
of the Company’s Consolidated Financial Statements for additional detail.
Offsetting Assets and Liabilities
The Company has elected to offset cash collateral against the fair value of derivative contracts. The fair values of these derivatives are presented on a net basis in the Consolidated Statements of Assets and Liabilities when, and only when, they are with the same counterparty, the Company has the legal right to offset the recognized amounts, and it intends to either settle on a net basis or realize the asset and settle the liability simultaneously.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825,
Financial Instruments
, permits an entity to choose, at specified election dates, to measure certain assets and liabilities at fair value (the “
Fair Value Option
”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. Debt issued by the Company is reported at amortized cost adjusted for fair value fluctuations of interest rate swaps in qualifying hedge accounting relationships (see
Notes 5 and 6
to the consolidated financial statements). The carrying value of all other financial assets and liabilities approximates fair value due to their short maturities or their close proximity of the originations to the measurement date.
Realized Gains or Losses
Security transactions are accounted for on a trade date basis. Realized gains or losses on investments are calculated by using the specific identification method. Securities that have been called by the issuer are recorded at the call price on the call effective date.
Investment Income Recognition
Interest Income
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
PIK Income
The Company may have loans in its portfolio that contain PIK provisions. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. PIK income computed at the contractual rate is accrued into income, which is included in interest income in the Company’s Consolidated Statements of Operations, and reflected as interest receivable up to the capitalization date. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Company has not yet collected cash.
If at any point the Company believes PIK is not fully expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.
Dividend Income
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Fee Income
The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.
Non-Accrual Income
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
As of December 31, 2023, 0.1% of total investments at amortized cost, or 0.1% of total investments at fair value, were on non-accrual status. As of December 31, 2022, the Company did not hold any loans on non-accrual status.
Expenses
Expenses include management fees, performance-based incentive fees, interest expense, insurance expenses, administrative service fees, legal fees, trustees’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recognized on an accrual basis.
Organization Expenses
Costs associated with the organization of the Company were expensed as incurred. These expenses consisted primarily of legal fees and other costs of organizing the Company.

Offering Expenses
Costs associated with the offering of the Company’s shares are capitalized as “deferred offering costs” on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous offering.
Deferred Financing Costs and Debt Issuance Costs
Deferred financing and debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These expenses are deferred and amortized into interest expense over the life of the related debt instrument using the straight-line method. Debt issuance costs related to any issuance of installment debt or notes are presented net against the outstanding debt balance of the related security.
Foreign Currency Translations
The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the foreign exchange rate on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Distributions
Distributions to common shareholders are recorded on the record date. The amount to be paid out as a distribution is determined by the Board of Trustees and will depend on the Company’s earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and servicing fees, if any.
Share Repurchases
In connection with the Company’s share repurchase programs, the cost of shares repurchased is charged to net assets on the trade date.
Federal and State Income Taxes
We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from corporate-level income taxes. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to stockholders through December 31, 2023 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file Form 1099s for the tax year ending December 31, 2023. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividend and distributions and other permanent book and tax difference are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gain net income for the 1-year period ending on October 31 of such calendar year, we will generally be required to pay excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated undistributed taxable income.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. Distribution would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements are met. Subject to certain limitation under the Code, corporate distributions would be eligible for the dividend-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“
ASC 740
”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the consolidated financial statements. As of December 31, 2023, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal.
Note 3. Agreements and Related Party Transactions
Investment Advisory Agreement
On July 22, 2021, the Company entered into an Investment Advisory Agreement (the “
Advisory Agreement
”) with the Adviser, pursuant to which the Adviser will manage the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.

The Advisory Agreement is effective for an initial two-year term and thereafter will continue for successive annual periods provided that such continuance is specifically approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations. On July 20, 2023, the Advisory Agreement was renewed and continued for an additional one-year period ending on July 22, 2024.
The Company pays the Adviser a fee for its services under the Advisory Agreement consisting of two components, a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser. The Adviser agreed to waive the management fee and incentive fee based on income through July 7, 2022.
Base Management Fee
The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. For the first calendar month in which the Company had operations, net assets was measured as the beginning net assets as of the date on which the Company broke escrow for the initial offering. The Adviser agreed to waive the management fee and incentive fee based on income through July 7, 2022.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.
A. Incentive Fee based on Income
The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the base management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution and/or shareholder servicing fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays its Adviser an income based incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This “catch-up” portion is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•
12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The Adviser agreed to waive the incentive fee based on income through July 7, 2022.
B. Incentive Fee based on Cumulative Net Realized Gains
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year. Fees are computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
For the year ended December 31, 2023, the Company recognized $36,754 of management fees, and $44,790 of incentive fees before impact of waived fees. For the year ended December 31, 2023, no management fees and incentive fees were waived.
For the year ended December 31, 2022, the Company recognized $20,929 of management fees, and $18,760 of incentive fees before impact of waived fees. For the year ended December 31, 2022, $8,596 of management fees were waived and $5,127 of incentive fees were waived.
As of December 31, 2023 and December 31, 2022, management and performance-based incentive fees payable were $19,073 and $10,451.
Fees From Affiliates
From time-to-time various affiliates of Adviser are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, syndication, advisory or similar services (collectively, “
Capital Solution
” services) are earned and rebated back to the funds. For the year ended December 31, 2023 the Company received $4,215 in fee rebates from affiliates related to Capital Solution services. For the year ended December 31, 2022 the Company received $5,767 in fee rebates from affiliates related to Capital Solution services.
Administration Agreement
On July 22, 2021, the Company entered into an Administration Agreement (the “
Administration Agreement
”) with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value (“
NAV
”), compliance monitoring (including diligence and oversight of other service providers), preparing reports to shareholders and reports filed with the Securities and Exchange Commission (the “
SEC
”), preparing materials and coordinating meetings of the Company’s Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of AGM or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed by such affiliate or third party. The Administrator hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.
Sub-Administration Agreement
On January 6, 2022, the Administrator entered into a sub-administration agreement (the “
Sub-Administration Agreement
”) with State Street Bank and Trust Company. The sub-administrator will receive compensation for its sub-administrative services under the Sub-Administration Agreement.
Intermediary Manager Agreement
On November 10, 2021, the Company entered into an Intermediary Manager Agreement (the “
Intermediary Manager Agreement
”) with Apollo Global Securities, LLC. (the “
Intermediary Manager
”), an affiliate of the Adviser, which is a broker-dealer registered with the SEC and a member of Financial Industry Regulatory Authority, Inc. (“
FINRA
”). Under the terms of the Intermediary Manager Agreement, the Intermediary Manager will serve as the intermediary manager for the Company’s public offering of its common shares. The Intermediary Manager will be entitled to receive distribution and/or shareholder servicing fees monthly in arrears at an annual rate of 0.85% of the value of the Company’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager will be entitled to receive distribution and/or shareholder servicing fees monthly in arrears at an annual rate of 0.25% of the value of the Company’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholding servicing fees will be paid with respect to Class I shares. The distribution and/or shareholder servicing fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing fees will be retained by, or reallowed (paid) to, participating broker-dealers.
The Company will cease paying the distribution and/or shareholder servicing fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of our offering on which, in the aggregate, underwriting compensation from all sources in connection with the offering, including the distribution and/or shareholder servicing fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering. In addition, the Company will cease paying the distribution and/or shareholder servicing fees on any Class S shares and Class D shares in a shareholder’s account at the end of the month in which the Intermediary

Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S shares or Class D shares will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share.
The Intermediary Manager is a broker-dealer registered with the SEC is a member of FINRA.
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons”, as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Distribution and Servicing Plan
On July 22, 2021, the Board approved a distribution and servicing plan (the “
Distribution and Servicing Plan
”). On November 9, 2023, the Board approved continuing the Distribution and Servicing Plan. The following table shows the shareholder servicing and/or distribution fees the Company will pay the Intermediary Manager with respect to the Class S shares, Class D shares and Class I shares on an annualized basis as a percentage of the Company’s NAV for such class. No shareholder servicing and/or distribution fees will be paid with respect to Class I shares. The shareholder servicing and/or distribution monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.
Subject to FINRA and other limitations on underwriting compensation, the Company will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the Company’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the Company’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	0.00%
The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month and subject to FINRA and other limitations on underwriting compensation.
For the year ended December 31, 2023, the Company accrued distribution and shareholder servicing fees of $4,068 attributable to Class S shares, and $4 attributable to Class D shares.
For the year ended December 31, 2022, the Company accrued distribution and shareholder servicing fees of $1,172 attributable to Class S shares, and $2 attributable to Class D shares.
The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Company also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S shares or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Expense Support and Conditional Reimbursement Agreement
The Company entered into an expense support and conditional reimbursement agreement (the “
Expense Support Agreement
”) with the Adviser. The Adviser may elect to pay certain expenses (each, an “
Expense Payment
”), provided that no portion of the payment will be used to pay any interest or distributions and/or shareholder servicing fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “
Excess Operating Funds
”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “
Reimbursement Payment
”. “
Available Operating Funds
” means the sum of (i) net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
No Reimbursement Payment for any month will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “
Effective Rate of Distributions Per Share
” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “
Operating Expense Ratio
” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.
The following table presents a summary of all expenses supported, and recouped, by the Adviser:

For the Month Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Reimbursement Eligibility Expiration	Effective Rate of Distribution per Share	Operating Expense Ratio
January 31, 2022	$1,677	$1,677	$—	January 31, 2025	5.12%	1.36%
February 28, 2022	867	867	—	February 28, 2025	7.42%	0.86%
March 31, 2022	111	111	—	March 31, 2025	6.71%	0.68%
April 30, 2022	1,778	1,778	—	April 30, 2025	6.96%	0.60%

	$4,433	$4,433	$—

For the year ended December 31, 2023, the Company did not accrue Expense Support amounts. For the year ended December 31, 2022, the Adviser accrued Expense Support amounting to $4,433.
For the year ended December 31, 2023, the Company Reimbursement Payments were paid to the Adviser amounting to $4,433. For the year ended December 31, 2022, there were no Reimbursement Payments made to the Adviser.
Co-Investment Activity
We may co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the Order from the SEC permitting us to do so. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent trustees must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our shareholders and is consistent with our Board of Trustees’ approved criteria. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
As of December 31, 2023, the Company’s co-investment holdings were 64.0% of the portfolio or $4,301,325, measured at fair value. On a cost basis, 63.5% of the portfolio or $4,241,749 were co-investments.
As of December 31, 2022, the Company’s co-investment holdings were 39.1% of the portfolio or $1,682,724, measured at fair value. On a cost basis, 37.8% of the portfolio or $1,672,524 were co-investments.
Escrow Agreement
On October 14, 2021, the Company entered into an escrow agreement (the “
Escrow Agreement
”) with UMB Bank, N.A. The Company received purchase orders and held investors’ funds in an escrow account until it received purchase orders for at least $100 million (excluding any shares purchased by the Adviser, its affiliates and the Company’s trustees and officers but including any shares purchased in any private offerings), and the Board authorized the release of the escrowed purchase order proceeds to the Company, which occurred on January 7, 2022. The Company continues to engage UMB Bank, N.A. for monthly subscription proceeds received as part of the public offering of the Company’s shares.
Note 4. Investments
Fair Value Measurement and Disclosures
The following table shows the composition of our investment as of December 31, 2023, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$6,633,492	$6,680,870	$—	$1,324,780	$5,356,090
Second Lien Secured Debt	39,474	28,808	—	—	28,808
Unsecured Debt	9,489	9,253	—	9,253	—
Common Equity/Interests	498	624	—	—	624
Preferred Equity	99	33	—	—	33

Total Investments before Cash Equivalents	$6,683,052	$6,719,588	$—	$1,334,033	$5,385,555

Money Market Fund	$55,000	$55,000	$55,000	$—	$—

Total Cash Equivalents	$55,000	$55,000	$55,000	$—	$—

Total Investments after Cash Equivalents	$6,738,052	$6,774,588	$55,000	$1,334,033	$5,385,555

Interest rate swaps	$—	$10,490	$—	$10,490	$—
Foreign currency forward transactions	—	(3,681)	—	(3,681)	—

Total Assets and Liabilities at Fair Value	$6,738,052	$6,781,397	$55,000	$1,340,842	$5,385,555

The following table shows the composition of our investment as of December 31, 2022, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$4,357,934	$4,266,966	$—	$1,436,996	$2,829,970
Unsecured Debt	69,276	41,665	—	41,665	—
Common Equity/Interests	200	205	—	—	205
Preferred Equity	100	56	—	—	56

Total Investments before Cash Equivalents	$4,427,510	$4,308,892	$—	$1,478,661	$2,830,231

Money Market Fund	$4	$4	$4	$—	$—

Total Cash Equivalents	$4	$4	$4	$—	$—

Total Investments after Cash Equivalents	$4,427,514	$4,308,896	$4	$1,478,661	$2,830,231

Interest rate swaps	$—	$(460)	$—	$(460)	$—
Foreign currency forward transactions	—	249	—	249	—

Total Assets and Liabilities at Fair Value	$4,427,514	$4,308,685	$4	$1,478,450	$2,830,231

The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2023:

	Year Ended December 31, 2023
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/ Interests	Preferred Equity	Total
Fair value as of December 31, 2022	$2,829,970	$—	$—	$205	$56	$2,830,231
Net realized gains (losses)	1,818	—	—	—	—	1,818
Net change in unrealized gains (losses)	61,319	(4,595)	—	122	(23)	56,823
Net amortization on investments	11,974	(270)	—	—	—	11,704
Purchases, including capitalized PIK (3)	3,186,097	33,673	—	314	—	3,220,084
Sales (3)	(636,544)	—	—	(17)	—	(636,561)
Transfers out of Level 3 (1)	(98,544)	—	—	—	—	(98,544)
Transfers into Level 3 (1)	—	—	—	—	—	—

Fair value as of December 31, 2023	$5,356,090	$28,808	$—	$624	$33	$5,385,555

Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2023	$62,433	$(4,595)	$—	$122	$(23)	$57,937

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.

(2)	Includes unfunded commitments measured at fair value of $(13,547).
(3)	Includes reorganizations and restructuring of investments.
The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2022:

	Year Ended December 31, 2022
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/ Interests	Preferred Equity	Total
Fair value as of December 31, 2021	$—	$—	$—	$—	$—	$—
Net realized gains (losses)	4,760	—	182	—	—	4,942
Net change in unrealized gains (losses)	(4,283)	—	—	5	(43)	(4,321)
Net amortization on investments	4,293	—	—	—	—	4,293
Purchases, including capitalized PIK (3)	3,251,033	—	19,958	200	99	3,271,290
Sales (3)	(425,833)	—	(20,140)	—	—	(445,973)
Transfers out of Level 3 (1)	—	—	—	—	—	—
Transfers into Level 3 (1)	—	—	—	—	—	—

Fair value as of December 31, 2022	$2,829,970	$—	$—	$205	$56	$2,830,231

Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2022	$(4,283)	$—	$—	$5	$(43)	$(4,321)

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.

(2)	Includes unfunded commitments measured at fair value of $(5,149).
(3)	Includes reorganizations and restructuring of investments.
The following tables summarize the significant unobservable inputs the Company used to value its investments categorized within Level 3 as of December 31, 2023 and December 31, 2022. In addition to the techniques and inputs noted in the tables below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Company’s determination of fair values.
The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2023 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$3,772,200	Discounted Cash Flow	Discount Rate	6.9%	-	13.4%	10.6%
	1,583,890	Transactional Value	Cost	N/A		N/A	N/A
Second Lien Secured Debt	28,808	Discounted Cash Flow	Discount Rate	21.7%	-	21.7%	21.7%
Common Equity/Interests	499	Market Comparable Technique	Comparable Multiple	8.0x	-	20.5x	13.4x
	125	Transactional Value	Cost	N/A	-	N/A	N/A
Preferred Equity	33	Market Comparable Technique	Comparable Multiple	16.8x	-	16.8x	16.8x

Total Level 3 Investments	$5,385,555

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2022 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$2,279,041	Discounted Cash Flow	Discount Rate	8.7%	-	14.5%	10.7%
	550,929	Transactional Value	Cost	N/A		N/A	N/A
Common Equity/Interests	205	Recent Transaction	Recent Transaction	N/A		N/A	N/A
Preferred Equity	56	Recent Transaction	Recent Transaction	N/A		N/A	N/A

Total Level 3 Investments	$2,830,231

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“
EBITDA
”) comparable multiples and market discount rates. The Company typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Company uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Company also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.
Investment Transactions
For the year ended December 31, 2023, purchases of investments on a trade date basis were $4,146,891. For the year ended December 31, 2023, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $1,908,436.
For the year ended December 31, 2022, purchases of investments on a trade date basis were $6,606,772. For the year ended December 31, 2022, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $2,170,237.
PIK Income
The Company holds loans and other investments, including certain preferred equity investments, that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the year ended December 31, 2023, PIK income earned was $11,383. During the year ended December 31, 2022, PIK income earned was $5,467.
The following table shows the change in capitalized PIK balance for the year ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
PIK balance at beginning of period	$5,333	$—
PIK income capitalized	7,879	5,333
Adjustments due to investments exited or written off	—	—
PIK income received in cash	(186)	—

PIK balance at end of period	$13,026	$5,333

Note 5. Derivative Instruments
In the normal course of business, the Company enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures.

Certain information related to the Company’s foreign currency forward contracts is presented below as of December 31, 2023.

Counterparty	Notional amount to be purchased	Notional amount to be sold		Settlement Date	Fair Value	Balance Sheet Location of Net Amounts
State Street Bank and Trust Company	$6,496	A$	9,836	3/20/2024	$(219)	Unrealized appreciation (depreciation) on foreign currency forward contracts

State Street Bank and Trust Company	4,670		4,037	3/20/2024	(165)	Unrealized appreciation (depreciation) on foreign currency forward contracts

State Street Bank and Trust Company	118,003		€108,029	3/20/2024	(1,617)	Unrealized appreciation (depreciation) on foreign currency forward contracts

State Street Bank and Trust Company	173,151		£137,183	3/20/2024	(1,562)	Unrealized appreciation (depreciation) on foreign currency forward contracts

State Street Bank and Trust Company	3,212	kr	33,434	3/20/2024	(117)	Unrealized appreciation (depreciation) on foreign currency forward contracts

					(3,681)

*	Totals may not foot due to rounding.
Certain information related to the Company’s foreign currency forward contracts is presented below as of December 31, 2022.

Counterparty	Notional amount to be purchased	Notional amount to be sold	Settlement Date	Fair Value	Balance Sheet Location of Net Amounts
State Street Bank and Trust Company	$3,440	3,160	3/15/2023	$(5)	Unrealized appreciation on foreign currency forward contracts

State Street Bank and Trust Company	1,903	€1,790	3/15/2023	(8)	Unrealized appreciation on foreign currency forward contracts

State Street Bank and Trust Company	10,562	€9,820	3/31/2023	(22)	Unrealized appreciation on foreign currency forward contracts

State Street Bank and Trust Company	14,813	£12,010	3/15/2023	283	Unrealized appreciation on foreign currency forward contracts

				$249

*	Totals may not foot due to rounding.

Certain information related to the Company’s interest rate swaps is presented below as of December 31, 2023.

Counterparty	Notional Amount	Maturity Date	Fair Value	Financial Statement Location of Net Amounts
Goldman Sachs International	$62,000	12/21/2025	$(49)	Other assets
Goldman Sachs International	$38,000	1/19/2026	(37)	Other assets
Goldman Sachs International	$82,000	12/21/2027	253	Other assets
Goldman Sachs International	$18,000	1/19/2028	48	Other assets
Goldman Sachs International	€90,000	9/28/2026	2,258	Other assets
SMBC Capital Markets, Inc.	$226,000	9/28/2026	2,492	Other assets
SMBC Capital Markets, Inc.	$325,000	9/28/2028	5,525	Other assets

			$10,490

*	Totals may not foot due to rounding.
Certain information related to the Company’s interest rate swaps is presented below as of December 31, 2022.

Counterparty	Notional Amount	Maturity Date	Fair Value	Financial Statement Location of Net Amounts
Goldman Sachs International	$62,000	12/21/2025	$(36)	Other liabilities and accrued expenses
Goldman Sachs International	38,000	1/19/2026	(105)	Other liabilities and accrued expenses
Goldman Sachs International	82,000	12/21/2027	(231)	Other liabilities and accrued expenses
Goldman Sachs International	18,000	1/19/2028	(88)	Other liabilities and accrued expenses

			$(460)

*	Totals may not foot due to rounding.
The Company’s foreign currency forward contracts are not designated in a qualifying hedge accounting relationship. Net realized and unrealized gains and losses for the years ended December 31, 2023 and 2022, for the Company’s foreign currency forward contracts, are in the following locations in the Consolidated Statement of Operations:

		Year Ended December 31,
Derivative Instrument	Financial Statement Location	2023	2022
Foreign currency forward contracts	Net realized gain(loss) on foreign currency forward contracts	$(6,275)	$489

		(6,275)	489

		Year Ended December 31,
Derivative Instrument	Financial Statement Location	2023	2022
Foreign currency forward contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$(3,930)	$249

		(3,930)	249

The Company’s interest rate swaps have been designated in a qualifying hedge accounting relationship. Net realized and unrealized gains and losses for the years ended December 31, 2023 and 2022, for the Company’s interest rate swaps, are in the following locations in the Consolidated Statement of Operations:

	Year Ended December 31,		Financial Statement Location
	2023	2022
Interest rate swaps	$(6,133)	$506	Interest and other debt expenses
Hedged items	10,950	(460)	Interest and other debt expenses
Offsetting of Derivative Instruments
The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported net in the Consolidated Statements of Assets and Liabilities. The following table presents the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of December 31, 2023:

	As of December 31, 2023
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received (1)	Cash Collateral Received (1)	Net Amount of Derivative Assets (2)
Goldman Sachs International	$2,559	$(86)	$—	$(590)	$1,883
SMBC Capital Markets, Inc.	8,017	—	—	(6,023)	1,994

Total	$10,576	$(86)	$—	$(6,613)	$3,877

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged (1)	Cash Collateral Pledged (1)	Net Amount of Derivative Liabilities (3)
Goldman Sachs International	$(86)	$86	$—	$—	$—
SMBC Capital Markets, Inc.	—	—	—	—	—

Total	$(86)	$86	$—	$—	$—

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the derivative balance shown due to overcollateralization.
(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company.
(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty.
There were no offsetting derivatives as of December 31, 2022.
Note 6. Debt and Foreign Currency Transactions and Translations
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2023 and December 31, 2022, the Company’s asset coverage was 255.3% and 199.2%, respectively.

The Company’s outstanding debt obligations as of December 31, 2023 were as follows:

	December 31, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Fair Value (3)	Unused Portion (1)	Amount Available (2)
Revolving Credit Facility	$2,185,000	614,523	614,523	613,598	1,570,477	1,570,477
Cardinal Funding LLC	800,000	601,961	601,961	601,961	198,039	170,042
Grouse Funding LLC	250,000	187,500	187,500	187,500	62,500	27,527
Mallard Funding LLC	500,000	386,803	386,803	386,803	113,197	113,196
Merlin Funding LLC	120,000	15,000	15,000	15,000	105,000	—
December 2025 Notes	62,000	62,000	61,951	61,951	—	—
January 2026 Notes	38,000	38,000	37,963	37,963	—	—
December 2027 Notes	82,000	82,000	82,253	82,253	—	—
January 2028 Notes	18,000	18,000	18,048	18,048	—	—
September 2026 Notes	226,000	226,000	228,492	228,492	—	—
September 2028 Notes	325,000	325,000	330,525	330,525	—	—
September 2026 Euronotes	99,356	99,356	101,614	101,614	—	—

Total Debt Obligations	$4,705,356	$2,656,143	$2,666,633	$2,665,708	$2,049,213	$1,881,242

Deferred Financing Costs and Debt Discounts			(27,534)

Total Debt Obligations, net of Deferred Financing Cost and Debt Discount			2,639,099

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of December 31, 2023. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

The Company’s outstanding debt obligations as of December 31, 2022 were as follows:

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (4)	Fair Value (3)	Unused Portion (1)	Amount Available (2)
Revolving Credit Facility	$2,085,000	976,462	976,462	971,776	1,108,538	722,012
Cardinal Funding LLC	800,000	498,731	498,731	495,510	301,269	163,459
Mallard Funding LLC	500,000	416,395	416,395	416,012	83,605	82,813
Grouse Funding LLC	250,000	158,000	158,000	158,000	92,000	42,157
2025 Notes	62,000	62,000	61,964	61,964	—	—
2026 Notes	38,000	—	(105)	—	38,000	—
2027 Notes	82,000	82,000	81,769	81,769	—	—
2028 Notes	18,000	—	(88)	—	18,000	—

Total Debt Obligations	$3,835,000	$2,193,588	$2,193,128	$2,185,031	$1,641,412	$1,010,441

Deferred Financing Costs and Debt Discount			(20,508)

Total Debt Obligations, net of Deferred Financing Cost and Debt Discount			2,172,620

(1)	The unused portion is the amount upon which commitment fees, if any, are based.

(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of December 31, 2022. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

(4)
Negative values (if any) represent adjustments to debt valuation in connection with gain/losses on interest rate swap valuation on qualifying hedge accounting relationships. Please see
Note 5
for additional details.

The following table summarizes the average and maximum debt outstanding, and the interest and debt issuance cost for the year ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Average debt outstanding	$2,201,911	$1,454,755
Maximum amount of debt outstanding	2,812,389	2,426,186
Weighted average annualized interest cost (1)	7.47%	4.57%
Annualized amortized debt issuance cost	0.27%	0.27%

Total annualized interest cost	7.74%	4.84%

Average 1-month SOFR rate	5.0%	2.4%
Includes the stated interest expense and commitment fees on the unused portion of the Senior Secured Facility and SPV Financing Facilities, and net interest on interest rate swaps entered into qualifying hedge accounting relationships. Commitment fees for the year ended December 31, 2023 and 2022 were $8,285 and $6,746, respectively.
The components of interest expense for the year ended December 31, 2023 and 2022 were as follows:

	Year Ended December 31,
	2023	2022
Borrowing interest expense	$153,606	$58,951
Facility unused fees	8,285	6,746
Amortization of financing costs and debt issuance costs	5,962	3,907
Gain (loss) from interest rate swaps accounted for as hedges and the related hedged items
Interest rate swaps	(6,133)	506
Hedged items	10,950	(460)

Total interest expense	$172,670	$69,650

Senior Secured Facility
On March 11, 2022, the Company entered into a senior secured, multi-currency, revolving credit facility (the “
Senior Secured Facility
”) with JPMorgan Chase Bank, N.A. The aggregate lender commitments under the Senior Secured Facility on March 11, 2022 were $1.835 billion. On June 7, 2022, the Company entered into an amendment to its Senior Secured Facility to increase the multicurrency commitments from $1.835 billion to $2.085 billion. The Company may seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed approximately $2.753 billion. The scheduled maturity date of the Senior Secured Facility was March 11, 2027
On October 12, 2023, the Company amended and extended its Senior Secured Facility. Lender commitments under the Senior Secured Facility increased from $2.085 billion to $2.185 billion and the Senior Secured Facility’s “accordion” feature that allows the Company to increase the size of the Senior Secured Facility increased from approximately $2.753 billion to approximately $3.278 billion.

The final maturity date under the Senior Secured Facility was extended by over one year from March 11, 2027 to October 12, 2028. The covenants and representations and warranties the Company is required to comply with were also modified (including, among other things, that the minimum shareholders’ equity test was reset), but the remaining terms and conditions of the Senior Secured Facility remain substantially the same.
Loans under the Senior Secured Facility denominated in US dollars will bear interest, at the Company’s option, at the base rate plus a spread of 0.75% to 0.875% or the term SOFR rate plus a credit spread adjustment of 0.10% and spread of 1.75% to 1.875%, in each case, with such spread being determined based on the total amount of the Gross Borrowing Base relative to the total Combined Debt Amount, as of the date of determination. Loans under the Senior Secured Facility denominated in currencies other than US dollars will bear interest at certain local rates consistent with market standards. Interest on loans denominated in dollars is due and payable in arrears quarterly for loans bearing interest at the base rate and at the end of the applicable interest period in the case of loans bearing interest at the term SOFR rate (or at each three month interval in the case of loans with interest periods greater than three months). Interest on loans denominated in currencies other than US dollars is due and payable in a manner consistent with market standards. The Company is also obligated to pay other customary closing fees, arrangement fees, administration fees, commitment fees and letter of credit fees for a credit facility of this size and type.
The Company’s obligations to the lenders under the Senior Secured Facility are secured by a first priority security interest in substantially all of the Company’s assets.
In connection with the Senior Secured Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 150% asset coverage ratio.
The Senior Secured Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, JPMorgan Chase Bank, N.A. may terminate the commitments and declare the outstanding advances and all other obligations under the Senior Secured Facility immediately due and payable.
As of December 31, 2023, the Company was in compliance with all covenants and other requirements of the Senior Secured Facility.
SPV Financing Facilities
The following wholly-owned subsidiaries of the Company have entered into secured financing facilities, as described below: Cardinal Funding LLC, Mallard Funding LLC, and Grouse Funding LLC, which are collectively referred to as the
“SPVs”
, and the secured financing facilities described below are collectively referred to as the
“SPV Financing Facilities”
.
The obligations of each SPV to the lenders under the applicable SPV Financing Facility are secured by a first priority security interest in all of the applicable SPV’s portfolio investments and cash. The obligations of each SPV under the applicable SPV Financing Facility are non-recourse to the Company, and the Company’s exposure to the credit facility is limited to the value of its investment in the applicable SPV.
In connection with the SPV Financing Facilities, the applicable SPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Each SPV Financing Facility contains customary events of default for similar financing transactions, including if a change of control of the applicable SPV occurs. Upon the occurrence and during the continuation of an event of default, the lenders under the applicable SPV Financing Facility may declare the outstanding advances and all other obligations under the applicable SPV Financing Facility immediately due and payable. The occurrence of an event of default (as described above) triggers a requirement that the applicable SPV obtain the consent of the lenders under the applicable SPV Financing Facility prior to entering into any sale or disposition with respect to portfolio investments.
As of December 31, 2023, the Company was in compliance with all covenants and other requirements of the SPV Financing Facilities.
Cardinal Funding LLC
On January 7, 2022, Cardinal Funding LLC (“
Cardinal Funding
”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit and Security Agreement (the “
Cardinal Funding Secured Credit Facility
”), with Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.
The maximum principal amount of the Cardinal Funding Secured Credit Facility as of the Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Cardinal Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits. Amounts drawn under the Cardinal Funding Secured Credit Facility, will bear interest at the Term SOFR Reference Rate, the CDOR Rate, SONIA or the EURIBOR Rate (the “
Applicable Reference Rate
”), in each case, plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 1.70%. Advances used to finance the purchase or origination of private credit loans under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.20%. Advances used to finance the purchase or origination of any other eligible loans under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.45%. After the expiration of a three-year reinvestment period, the applicable margin on outstanding advances will be increased by 0.50% per annum. All amounts outstanding under the Cardinal Funding Secured Credit Facility must be repaid by the date that is five years after the closing date of the Cardinal Funding Secured Credit Facility. The contractual maturity date of the Cardinal Funding Secured Credit Facility is January 7, 2027.
On April 7, 2022, Cardinal Funding, entered into Amendment No. 1 (the “
First Cardinal Funding Amendment
”), by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.
The First Cardinal Funding Amendment amends the Cardinal Funding Secured Credit Facility to (i) increase the additional aggregate commitment size which Cardinal Funding can request from the lenders under the Cardinal Funding Secured Credit Facility from $750 million to $1.350 billion, (ii) add a new revolving lender to the Cardinal Funding Secured Credit Facility and (iii) allow Cardinal Funding to finance bonds under the Cardinal Funding Secured Credit Facility. Advances used to finance bonds under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.0%.
On December 9, 2022, Cardinal Funding entered into Amendment No. 4 (the “
Fourth Cardinal Funding Amendment
”) by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The Fourth Cardinal Funding Amendment amends the Cardinal Funding Secured Credit Facility to (i) increase the aggregate commitment under the Cardinal Funding Secured Credit Facility from $500 million to $800 million and (ii) modify the interest rate charged under the Cardinal Funding Secured Credit Facility. Advances made with respect to “Private Credit Loans” (as defined in the Cardinal Funding Secured Credit Facility) will, prior to the Commitment Termination Date, bear interest at the Applicable Reference Rate plus a spread of 2.75% and, following the Commitment Termination Date, bear interest at the Applicable Reference Rate plus a spread of 3.25%.
Grouse Funding LLC
On July 7, 2022 (the “
Closing Date
”), Grouse Funding LLC (“
Grouse Funding
”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “
Grouse Funding Secured Credit Facility
”), with Grouse Funding, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral agent and collateral custodian, and Virtus Group, LP, as collateral administrator.
From time to time, the Company expects to sell and contribute certain investments to Grouse Funding pursuant to a Sale and Contribution Agreement, dated as of the Closing Date, by and between the Company and Grouse Funding. No gain or loss will be recognized as a result of the contribution. Proceeds from the Grouse Funding Secured Credit Facility will be used to finance the origination and acquisition of eligible assets by Grouse Funding, including the purchase of such assets from the Company. We retain a residual interest in assets contributed to or acquired by Grouse Funding through our ownership of Grouse Funding. The maximum principal amount of the Grouse Funding Secured Credit Facility as of the Closing Date is $250 million, which can be drawn in U.S. Dollars subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Grouse Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits.
The Grouse Funding Secured Credit Facility provides for the ability to draw and redraw revolving loans under the Grouse Funding Secured Credit Facility for a period of up to three years after the Closing Date unless the commitments are terminated sooner as provided in the Grouse Funding Secured Credit Facility (the “
Commitment Termination Date
”). Unless otherwise terminated, the Grouse Funding Secured Credit Facility will mature on the date which is five years after the Closing Date (the “
Final Maturity Date
”). Prior to the Commitment Termination Date, proceeds received by Grouse Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Following the Commitment Termination Date but prior to the Final Maturity Date, proceeds received by Grouse Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, as well as principal on outstanding borrowings in accordance with the terms of the Grouse Funding Secured Credit Facility, and the excess may be returned to the Company, subject to certain conditions. On the Final Maturity Date, Grouse Funding must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Under the Grouse Funding Secured Credit Facility, Grouse Funding is permitted to borrow amounts in U.S. dollars. Amounts drawn under the Grouse Funding Secured Credit Facility will bear interest at Term SOFR plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Grouse Funding Secured Credit Facility initially bear interest at Term SOFR plus a spread of 2.40%, except that following the application of a rebate amount the spread on broadly syndicated loans shall be 1.85%. Advances used to finance the purchase or origination of bonds or loans that are not broadly syndicated loans, that in either case have an EBITDA of $100 million or above, under the Grouse Funding Secured Credit Facility initially bear interest at Term SOFR plus a spread of 2.15%. Advances used to finance the purchase or origination of any other eligible loans or bonds under the Grouse Funding Secured Credit Facility initially bear interest at Term SOFR plus a spread of 2.40%. The Grouse Funding Secured Credit Facility contains customary covenants, including certain limitations on the activities of Grouse Funding, including limitations on incurrence of incremental indebtedness, and customary events of default. The Grouse Funding Secured Credit Facility is secured by a perfected first priority security interest in the assets of Grouse Funding and on any payments received by Grouse Funding in respect of those assets. Assets pledged to the lenders under the Grouse Funding Secured Credit Facility will not be available to pay the debts of the Company.
Mallard Funding LLC
On January 7, 2022, Mallard Funding LLC (“
Mallard Funding
”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Loan and Servicing Agreement (the “
Mallard Funding Loan and Servicing Agreement
”), with Mallard Funding, as borrower, the Company, in its capacity as servicer and in its capacity as transferor, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, account bank and collateral custodian.
The maximum principal amount of the Mallard Funding Loan and Servicing Agreement as of the Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Mallard Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits. Under the Mallard Funding Loan and Servicing Agreement, Mallard Funding is permitted to borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Mallard Funding Loan and Servicing Agreement, will bear interest at Adjusted Term SOFR, the CDOR Rate, Daily Simple SONIA or the EURIBOR Rate (the “
Mallard Funding Applicable Reference Rate
”), in each case, plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Mallard Funding Loan and Servicing Agreement bear interest at the Mallard Funding Applicable Reference Rate plus a spread of (x) during the nine months subsequent to the Closing Date (the “
Ramp-Up Period
”), 1.60%, (y) after the end of the Ramp-Up Period and prior to the Mallard Funding Commitment Termination Date (as defined by the Mallard Funding Loan and Servicing Agreement), 2.00% and (z) after the Mallard Funding Commitment Termination Date, 2.25%. Advances used to finance the purchase or origination of middle market loans under the Mallard Funding Loan and Servicing Agreement initially bear interest at the Mallard Funding Applicable Reference Rate plus a spread of (x) prior to the Mallard Funding Commitment Termination Date, 2.00% and (y) after the Mallard Funding Commitment Termination Date, 2.25%. All amounts outstanding under the Mallard Funding Loan and Servicing Agreement must be repaid by the date that is five years after the closing date of the Mallard Funding Loan and Servicing Agreement. The contractual maturity date under the Mallard Funding Loan and Servicing Agreement is January 7, 2027.
On March 18, 2022, Mallard Funding entered into Amendment No. 1 (the “
First Mallard Funding Amendment
”), by and among Mallard Funding, as borrower, the Company, in its capacity as servicer and as transferor, each lender party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, account bank and collateral custodian. The First Mallard Funding Amendment amends the Mallard Funding Loan and Servicing Agreement to (i) allow Mallard Funding to borrow amounts in Australian dollars and (ii) allow amounts drawn to bear interest at the BBSY Rate.
CLO Warehouse Facility
Merlin Funding LLC
On October 6, 2023, Merlin Funding LLC (“
Merlin Funding
”), a wholly owned, consolidated subsidiary of the Company, entered into a credit facility (the “
Merlin Credit Facility
”), among Merlin Funding as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent and as a lender, and Deutsche Bank National Trust Company, as collateral agent, account bank and collateral custodian. From time to time Merlin Funding expects to use amounts borrowed under the Merlin Credit Facility to acquire eligible assets from the secondary market, composed primarily of first priority broadly syndicated corporate loans. The Merlin Credit Facility provides for the ability to draw and re-draw revolving loans for a period of up to two years after the closing date unless the commitments are terminated sooner as provided in the Merlin Credit Facility credit agreement. Amounts drawn under the Merlin Credit Facility will bear interest at the 1-month secured overnight financing rate published by the Federal Reserve Bank of New York (the “
Term SOFR
”), in each case, plus a margin. Borrowings under the Merlin Funding Credit Agreement bear interest at Term SOFR plus a spread of (x) to and excluding October 6, 2025, 1.60%, (y) from October 6, 2025 and prior to April 6, 2026, 2.20% and (z) from April 6, 2026 and thereafter, 2.40%. The Company serves as warehouse collateral manager to Merlin Funding
.
Foreign Currency Transactions and Translations
The Company had the following foreign-denominated debt obligations outstanding as of December 31, 2023:

	December 31, 2023
	Original Principal Amount (Local)	Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
British Pound	£202,800	251,567	258,499	(6,932)	1/30/2024
British Pound	£6,200	8,408	7,903	505	2/1/2024
British Pound	£3,500	4,747	4,461	286	1/30/2024
European Euro	€322,500	332,334	356,024	(23,690)	1/30/2024
European Euro	€90,000	95,081	99,356	(4,275)	N/A

Total	625,000	692,137	726,243	(34,106)

The Company had the following foreign-denominated debt obligations outstanding as of December 31, 2022:

	December 31, 2022
	Original Principal Amount (Local)		Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
British Pound		£76,000	92,180	91,880	300	1/31/2023
British Pound		£6,200	8,408	7,495	913	2/1/2023
British Pound		£3,500	4,747	4,231	516	1/31/2023
Australian Dollar	A$	10,000	7,402	6,809	593	1/31/2023
European Euro		€277,000	282,015	296,515	(14,500)	1/31/2023
Swedish Krona	kr	34,000	3,237	3,258	(21)	1/31/2023

Total			397,989	410,188	(12,199)

Private Placement Bonds
2022 Series A Notes
On November 15, 2022, the Company priced an offering of $200 million in aggregate principal amount of Senior Unsecured Notes (the “
2022 Series A Notes
”) to institutional investors in a private placement. The Notes are comprised of $62 million Senior Unsecured Notes due 2025 (the “
December 2025 Notes
”), $38 million Senior Unsecured Notes due 2026 (the “
January 2026 Notes
”), $82 million Senior Unsecured Notes due 2027 (the “
December 2027 Notes
”), and $18 million Senior Unsecured Notes due 2028 (the “
January 2028 Notes
”). The issuances of the 2022 Series A Notes occurred in two installments on December 21, 2022 and January 19, 2023. The December 2025 and January 2026 Notes have a fixed interest rate of 8.21% per annum and are due on December 21, 2025 and January 19, 2026, respectively. The December 2027 and January 2028 Notes have a fixed interest rate of 8.31% per annum and are due on December 21, 2027 and January 19, 2028, respectively. Interest on the Notes is due and payable semiannually. These interest rates are subject to increase (up to a maximum increase of 1.00% above the stated rate for each of the 2022 Series A Notes) in the event that, subject to certain exceptions, the 2022 Series A Notes cease to have an investment grade rating. There is no guarantee of the successful placement of the 2022 Series A Notes or that the closing of the 2022 Series A Notes will occur as anticipated.
In connection with the 2022 Series A Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement related to the December 2025 Notes, the Company receives a fixed interest rate of 4.02% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $62 million of the 2025 Notes. Under the interest rate swap agreement related to the January 2026 Notes, the Company receives a fixed interest rate of 3.97% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $38 million of the 2026 Notes. Under the interest rate swap agreement related to the December 2027 Notes, the Company receives a fixed interest rate of 3.67% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $82 million of the 2027 Notes. Under the interest rate swap agreement related to the January 2028 Notes, the Company receives a fixed interest rate of 3.65% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $18 million of the 2028 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.
2023 Series A Notes
On August 10, 2023, the Company priced an offering of $650 million in aggregate principal amount of Senior Unsecured Notes (the “
2023 Series A Notes
”) to institutional investors in a private placement. The 2023 Series A Notes are comprised of $226 million Senior Unsecured Notes due September 28, 2026 (the “
September 2026 Notes
”), $325 million Senior Unsecured Notes due September 28, 2028 (the “
September 2028 Notes
”), and €90 million Senior Unsecured Notes due September 28, 2026 (the “
September 2026 Euronotes
”) . The issuances are expected to close on September 28, 2023. The September 2026 Notes, September 2028 Notes and September 2026 Euronotes have fixed interest rates of 8.54%, 8.62%, and 7.02% per annum, respectively. Interest on the Notes is due and payable semiannually. These interest rates are subject to increase (up to a maximum increase of 1.00% above the stated rate for each of the September 2026 Notes, September 2028 Notes and September 2026 Euronotes) in the event that, subject to certain exceptions, the 2023 Series A Notes cease to have an investment grade rating. These interest rates are subject to increase (up to a maximum increase of 1.50% above the stated rate for each of the September 2026 Notes, September 2028 Notes and September 2026 Euronotes) in the event that, subject to certain exceptions, the Company’s Secured Debt Ratio exceeds 60% up to August 31, 2024, and 55% subsequent to August 31, 2024. These interest rates are subject to increase (up to a maximum increase of 2.00% above the stated rate for each of the September 2026 Notes, September 2028 Notes and September 2026 Euronotes) in the event that, subject to certain exceptions, the 2023 Series A Notes cease to have an investment grade rating and the Secured Debt Ratio event has occurred as disclosed above. There is no guarantee of the successful placement of the Notes or that the closing of the 2023 Series A Notes will occur as anticipated.
In connection with the 2023 Series A Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement related to the September 2026 Notes, the Company receives a fixed interest rate of 8.54% per annum and pays a floating interest rate of SOFR + 4.18% per annum on $226 million of the 2026 Notes. Under the interest rate swap agreement related to the September 2028 Notes, the Company receives a fixed interest rate of 8.62% per annum and pays a floating interest rate of SOFR + 4.56% per annum on $325 million of the September 2028 Notes. Under the interest rate swap agreement related to the September 2026 Euronotes, the Fund receives a fixed interest rate of 7.02% per annum and pays a floating interest rate of ESTR + 3.72% per annum on €90 million of the September 2026 Euronotes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

Note 7. Net Assets
The Company has the authority to issue an unlimited number of common shares of beneficial interest at $0.01 per share par value.
On July 22, 2021, an affiliate of the Adviser purchased 2,000 shares of the Company’s Class I shares at $25.00 per share.
On January 7, 2022, the Company had satisfied the minimum offering requirement, and the Company’s Board authorized the release of proceeds from escrow. As of such date, the Company issued and sold 26,258,912 shares (consisting all of Class I shares at an offering price of $25.00 per share; no Class S shares or Class D shares were issued or sold as of such date), and the escrow agent released net proceeds of approximately $656,473 to the Company as payment for such shares.
The following table summarizes transactions in common shares of beneficial interest during the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class S:
Proceeds from shares sold	23,193,791	$563,130	10,647,136	$254,686
Repurchase of common shares	(264,129)	(6,437)	(10,696)	(246)
Early repurchase deduction	—	12	—	5
Distributions reinvested	811,375	19,630	191,299	4,463

Net increase (decrease)	23,741,037	$576,335	10,827,739	$258,908

Class D:
Proceeds from shares sold	188,308	$4,582	106,799	$2,495
Repurchase of common shares	—	—	—	—
Early repurchase deduction	—	—	—	—
Distributions reinvested	3,070	76	144	3

Net increase (decrease)	191,378	$4,658	106,943	$2,498

Class I:
Proceeds from shares sold	59,483,944	$1,441,928	82,003,196	$2,012,264
Repurchase of common shares	(12,629,046)	(304,830)	(2,103,502)	(48,721)
Early repurchase deduction	—	5	—	587
Distributions reinvested	3,788,921	91,381	2,041,377	48,127

Net increase (decrease)	50,643,819	$1,228,484	81,941,071	$2,012,257

Total net increase (decrease)	74,576,235	$1,809,477	92,875,753	$2,273,663

Net Asset Value per Share and Offering Price
The Company determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e. the prior month-end NAV). The following table summarizes each month-end NAV per share for Class S shares, Class D shares and Class I shares during the years ended December 31, 2023 and 2022:

	NAV Per Share
For the Month Ended	Class S	Class D	Class I
January 31, 2023	$23.64	$23.64	$23.64
February 28, 2023	23.76	23.76	23.76
March 31, 2023	23.82	23.82	23.82
April 30, 2023	23.95	23.95	23.95
May 31, 2023	23.91	23.91	23.91
June 30, 2023	24.18	24.18	24.18
July 31, 2023	24.38	24.38	24.38
August 31, 2023	24.50	24.50	24.50
September 30, 2023	24.55	24.55	24.55
October 31, 2023	24.41	24.41	24.41
November 30, 2023	24.49	24.49	24.49
December 31, 2023	24.63	24.63	24.63

	NAV Per Share
For the Month Ended	Class S (1)	Class D (2)	Class I
January 31, 2022	$—	$—	$25.04
February 28, 2022	24.74	—	24.74
March 31, 2022	24.71	—	24.71
April 30, 2022	24.63	—	24.63
May 31, 2022	23.72	—	23.72
June 30, 2022	22.87	—	22.87
July 31, 2022	23.43	23.43	23.43
August 31, 2022	23.55	23.55	23.55
September 30, 2022	22.97	22.97	22.97
October 31, 2022	23.07	23.07	23.07
November 30, 2022	23.13	23.13	23.13
December 31, 2022	23.20	23.20	23.20

(1)	Class S shares were first issued on February 1, 2022
(2)	Class D shares were first issued on July 1, 2022.

Distributions
The Board authorizes and declares monthly distribution amounts per share of Class S shares, Class D shares and Class I shares. The following table presents distributions that were declared during the year ended December 31, 2023:

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2023	January 20, 2023	February 24, 2023	$0.1433	$1,631	$0.1551	$18	$0.1600	$13,422
February 28, 2023	February 17, 2023	March 29, 2023	0.1446	1,703	0.1555	18	0.1600	13,675
February 28, 2023	January 20, 2023	March 29, 2023	0.0200	236	0.0200	2	0.0200	1,709	(1)
March 31, 2023	March 24, 2023	April 26, 2023	0.1428	1,803	0.1550	20	0.1600	14,193
March 31, 2023	January 20, 2023	April 26, 2023	0.0200	253	0.0200	3	0.0200	1,774	(1)
April 28, 2023	April 20, 2023	May 26, 2023	0.1434	1,964	0.1551	22	0.1600	14,345
April 28, 2023	January 20, 2023	May 26, 2023	0.0200	274	0.0200	3	0.0200	1,793	(1)
May 31, 2023	May 23, 2023	June 28, 2023	0.1427	2,169	0.1549	22	0.1600	14,759
May 31, 2023	April 20, 2023	June 28, 2023	0.0200	304	0.0200	3	0.0200	1,845	(1)
June 30, 2023	June 23, 2023	July 27, 2023	0.1433	2,392	0.1551	22	0.1600	15,329
June 30, 2023	May 23, 2023	July 27, 2023	0.0200	334	0.0200	3	0.0200	1,916	(1)
July 30, 2023	June 23, 2023	August 29, 2023	0.0200	381	0.0200	3	0.0200	1,945	(1)
July 31, 2023	July 20, 2023	August 29, 2023	0.1425	2,715	0.1549	22	0.1600	15,557
August 31, 2023	August 23, 2023	September 27, 2023	0.1424	2,948	0.1548	25	0.1600	16,333
August 31, 2023	July 20, 2023	September 27, 2023	0.0200	414	0.0200	3	0.0200	2,042	(1)
September 30, 2023	September 25, 2023	October 27, 2023	0.1629	3,888	0.1750	35	0.1800	19,779
October 31, 2023	October 24, 2023	November 29, 2023	0.1623	4,335	0.1748	43	0.1800	20,994
October 31, 2023	September 25, 2023	November 29, 2023	0.0200	534	0.0200	5	0.0200	2,333	(1)
November 30, 2023	November 20, 2023	December 27, 2023	0.1629	4,987	0.1750	47	0.1800	22,572
November 30, 2023	September 25, 2023	December 27, 2023	0.0200	612	0.0200	5	0.0200	2,508	(1)
December 29, 2023	December 20, 2023	January 29, 2024	0.1623	5,619	0.1748	52	0.1800	24,172
December 29, 2023	September 25, 2023	January 29, 2024	0.0200	692	0.0200	6	0.0200	2,686	(1)

			$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680

*	Totals may not foot due to rounding.
(1)	Represents a special distribution.
The following table presents distributions that were declared during the years ended December 31, 2022:

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2022	January 31, 2022	March 7, 2022	$—	$—	$—	$—	$0.1045	$2,744
February 28, 2022	February 28, 2022	April 1, 2022	0.1245	22	—	—	0.1408	6,096
March 29, 2022	March 29, 2022	April 29, 2022	0.1229	225	—	—	0.1408	7,472
April 30, 2022	April 21, 2022	May 26, 2022	0.1235	426	—	—	0.1408	8,388
May 31, 2022	May 20, 2022	June 28, 2022	0.1230	576	—	—	0.1408	9,105
June 30, 2022	June 22, 2022	July 28, 2022	0.1242	717	—	—	0.1408	9,404
July 29, 2022	July 25, 2022	August 29, 2022	0.1243	842	0.1359	1	0.1408	10,013
August 31, 2022	August 23, 2022	September 28, 2022	0.1239	955	0.1358	2	0.1408	10,373
September 30, 2022	September 22, 2022	October 28, 2022	0.1243	1,119	0.1360	11	0.1408	10,767
October 31, 2022	October 21, 2022	November 25, 2022	0.1242	1,214	0.1359	11	0.1408	11,435
November 30, 2022	November 16, 2022	December 27, 2022	0.1439	1,473	0.1553	13	0.1600	13,174
December 30, 2022	December 15, 2022	January 27, 2023	0.1433	1,552	0.1551	16	0.1600	13,395

			$1.4021	$9,121	$0.8540	$54	$1.6917	$112,366

*	Totals may not foot due to rounding.

Distribution Reinvestment Plan
The Company has adopted a distribution reinvestment plan, pursuant to which the Company will reinvest all cash dividends declared by the Board on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, then shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
Character of Distributions
The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment.
Through December 31, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement avoids distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based solely on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions.
The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the year ended December 31, 2023

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—

	$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the year ended December 31, 2022:

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.4021	$9,121	$0.8540	$54	$1.6917	$112,366
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—

	$1.4021	$9,121	$0.8540	$54	$1.6917	$112,366

Share Repurchase Program
At the discretion of our Board of Trustees, the Company has commenced a share repurchase program in which it intends to repurchase the Company’s common shares outstanding as of the close of the previous calendar quarter. The Board of Trustees may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in the Company’s best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Company and shareholders on a quarterly basis. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by the Company pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under the share repurchase plan, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “
Early Repurchase Deduction
”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.
The following table presents information with respect to the Company’s share repurchases during the year ended December 31, 2023:

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
March 15, 2023	5,512,759	5.94%	$23.82	March 31, 2023	$131,283	—
June 14, 2023	3,630,463	3.78%	$24.18	June 30, 2023	87,781	1,167,048
September 14, 2023	1,991,895	1.83%	$24.55	September 30, 2023	48,895	3,458,546
December 4, 2023	1,758,057	1.33%	$24.63	December 31, 2023	43,291	4,839,926

(1)	Percentage is based on total shares as of the close of the previous calendar quarter
(2)	All repurchase requests were satisfied in full
(3)	Amounts shown net of Early Repurchase Deduction

The following table presents information with respect to the Company’s share repurchases during the year ended December 31, 2022:

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
June 17, 2022	81,278	5.00%	$22.87	June 30, 2022	$1,822	2,745,085
September 13, 2022	252,255	5.00%	$22.97	September 30, 2022	5,699	3,623,806
December 14, 2022	1,780,665	5.00%	$23.20	December 31, 2022	40,854	4,264,898

(1)	Percentage is based on total shares as of the close of the previous calendar quarter
(2)	All repurchase requests were satisfied in full
(3)	Amounts shown net of Early Repurchase Deduction
Note 8. Commitments and Contingencies
The Company has various commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2023 and December 31, 2022, the Company had the following unfunded commitments to its portfolio companies:

	December 31, 2023	December 31, 2022
Unfunded revolver obligations, bridge loan and backstop commitments (1)	$391,127	$181,974
Standby letters of credit issued and outstanding (2)	4,797	880
Unfunded delayed draw loan commitments (3)	424,740	252,210

Total Unfunded Commitments (4)	$820,664	$435,064

(1)
The unfunded revolver obligations may or may not be funded to the borrowing party in the future. The amounts relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2023, subject to the terms of each loan’s respective credit agreements which includes borrowing covenants that need to be met prior to funding. As of December 31, 2023 and December 31, 2022, the bridge loan and backstop commitments included in the balances were $30,777 and $93,000.

(2)
For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of the letters of credit issued and outstanding are recorded as a liability on the Company’s Consolidated Statements of Assets and Liabilities as such letters of credit are considered in the valuation of the investments in the portfolio company.

(3)
The Company’s commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions which can include covenants to maintain specified leverage levels and other related borrowing base covenants. For commitments to fund delayed draw loans with performance thresholds, borrowers are required to meet certain performance requirements before the Company is obligated to fulfill these commitments.

(4)
Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Company may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.
Organizational and Offering Costs
The Adviser agreed to bear all of the Company’s organization and offering expenses through the date on which the Company broke escrow for the initial offering of its common shares. The Company is obligated to reimburse the Adviser for such expenses incurred upon breaking escrow for our offering. The total organization and offering costs incurred years ended December 31, 2023 and 2022 were $38 and $2,901, which were recognized by the Company when it broke escrow for the initial offering of its common shares.
Warehousing Transactions
The Company entered into a warehousing transaction whereby the Company agreed, subject to certain conditions, to purchase certain assets from parties unaffiliated with the Adviser. The warehousing transaction was designed to assist the Company in deploying capital upon receipt of subscription proceeds.
On February 22, 2021, the Company entered into a Facility Agreement (“
Facility Agreement
”), which was subsequently amended on August 17, 2021, with Goldman Sachs Bank USA (the “
Financing Provider
”). The Facility Agreement creates a forward obligation of the Financing Provider to sell, and a forward obligation of the Company, or its designee, to purchase certain investments (the “
Portfolio Investments
”) owned and held by the Financing Provider at the Company’s request. Pursuant to the Facility Agreement, the Company may request the Financing Provider to acquire Portfolio Investments as it designates from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. Prior to any sale to the Company, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. ADS will have no obligation to purchase the Portfolio Investments under the Facility Agreement until such time the Company has received subscriptions for its shares of at least $600 million (the “
Capital Condition
”). After the Company has met the Capital Condition, it will be obligated to purchase the Portfolio Investments from the Financing Provider on or before February 22, 2022 (the “
Facility End Date
”). ADS may elect, but is not obligated to, purchase Portfolio Investments prior to the Facility End Date or prior to or without meeting the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the amount of the arrangement will not exceed $250 million before May 22, 2021 and $500 million between such date and the Facility End Date (the “
Financing Amount
”), the Company has agreed to pay certain fees and expenses to the Financing Provider, including (i) a facility fee at an annual rate of LIBOR plus 1.77% multiplied by the cash amount paid by the Financing Provider (subject to adjustment for, among other things, cash amounts received by the Financing Provider) for such Portfolio Investment (the “
Funded Amount
”) while it is being held by the Financing Provider, (ii) an unused fee at an annual rate of 0.50% of the unused Financing Amount minus the greater of (A) the Minimum Utilization Amount and (B) the Funded Amount, and (iii) a minimum utilization fee at an annual rate of 1.77% of (the “
Minimum Utilization Amount
”) (A) prior to May 22, 2021, 50% of the Financing Amount at such time and (B) on or after May 22, 2021, and prior to the Facility End Date, 75% of the Financing Amount at such time. As a general matter, the price the Company would pay to purchase any Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider. Accordingly, shareholders will benefit from any interest paid or accrued on any Portfolio Investment purchased by the Company.
Effective January 7, 2022, the Company had a contractual obligation to acquire all assets under the Facility Agreement through forward purchase agreement on or before June 30, 2022. The mark-to-market gain/loss of all investments held by the Financing Provider, in addition to other economic rights and obligations held by the Company, are recognized in the Company’s consolidated financial statements. These gains (losses) are realized at the time the Company settles on the purchases of each underlying asset from the Financing Provider.

For the year ended December 31, 2022, the Company purchased debt investments from the Financing Provider with an aggregate principal amount of $436 million (excluding unfunded revolvers and delayed draw positions of $0.2 million), at a purchase price of $412 million, resulting in an unrealized gain of approximately $3 million. During the year ended December 31, 2023, no additional transactions with the Financing Provider as it relates to the warehousing transactions had occurred.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. Please see “
Item. 3 Legal Proceedings”
for additional disclosure regarding any pending or threatened material litigation.
Note 9. Income Taxes
For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The final determination of the tax character of distributions will not be made until we file our tax return for each tax year and the tax characteristics of all distributions will be reported to stockholders on Form 1099 after the end of each calendar year. The tax character of distributions paid to stockholders during the tax years ended December 31, 2023 and 2022 were as follows:

	Year Ended December 31,
	2023	2022
Ordinary income	$266,251	$121,541
Capital gains	—	—
Return of capital	—	—

Total distributions paid to stockholders	$266,251	$121,541

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The following table reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Net increase (decrease) in net assets resulting from operations	$425,537	$2,761
Adjustments:		—
Net realized losses (gains)	13,783	14,894
Net change in unrealized losses (gains)	(129,990)	130,208
Income not currently taxable	—	—
Income (loss) recognized for tax but not book	(794)	190
Expenses not currently deductible	4,351	2,130
Expenses incurred for tax but not book	(62)	—
Realized gain/loss differences (1)	—	—

Taxable income before deductions for distributions	$312,825	$150,183

(1)	These pertain to book income/losses treated as capital gains/losses for tax purposes or book realized gains/losses treated as ordinary income/losses for tax purposes.
The following table shows the components of accumulated losses on a tax basis for the years ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Undistributed ordinary income	$75,215	$28,643
Capital loss carryforward	(21,487)	(18,256)
Unrealized appreciation (depreciation)	(7,675)	(127,038)

Total accumulated under-distributed (over-distributed) earnings	$46,053	$(116,651)

On December 22, 2010, the Regulated Investment Company Modernization Act (the “
Act
”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.
As of December 31, 2023 and 2022, the Company had a post-enactment short-term capital loss carryforward of $12,017 and $18,256, respectively, and long-term capital loss carryforward of $9,470 as of December 31, 2023. As of December 31, 2022, the Company did not have any post-enactment net capital loss carryforward.
For tax purposes, the Company may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year.
As of December 31, 2023, the Company deferred no late-year ordinary losses which are deemed to arise on January 1, 2024. As of December 31, 2022, the Company deferred no late-year ordinary losses which are deemed to arise on January 1, 2023.
As of December 31, 2023, the Company did not defer any post-October capital loss deemed to arise on January 1, 2024. As of December 31, 2022, the Company deferred no post-October capital losses deemed to arise on January 1, 2023.
Management has analyzed the Company’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s consolidated financial statements. The Company’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.
In general, we may make certain reclassifications to the components of net assets as a result of permanent book-to-tax differences and book-to-tax differences relating to stockholder distributions.
As of December 31, 2023, we adjusted accumulated net realized loss by $8,785 to ($24,409), under-distributed net investment income by ($5,368) to $70,679, and paid-in capital in excess of par by ($3,417) to $4,075,968. Total earnings and net asset value were not affected.

As of December 31, 2022, we adjusted accumulated net realized loss by ($4,516) to ($19,411), under-distributed net investment income by $6,645 to $32,968, and paid-in capital in excess of par by ($2,130) to $2,270,655. Total earnings and net asset value were not affected.
To the extent that the Company determines that its estimated current year annual taxable income will exceed its estimated current year dividends from such taxable income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2023 and 2022, $2,757 and $783 was recorded for U.S. federal excise tax respectively, and respective amounts are included in other general and administrative expenses on the Company’s Consolidated Statements of Operations.
Note 10. Financial Highlights
The following are the financial highlights for the years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$23.20	$23.20	$23.20
Net investment income (1)	2.37	2.55	2.57
Net unrealized and realized gains (losses) (2)	1.06	1.02	1.06

Net increase (decrease) in net assets resulting from operations	3.43	3.57	3.63
Distribution declared (3)	(2.00)	(2.14)	(2.20)

Net asset value at end of period	$24.63	$24.63	$24.63

Total return (4)	15.23%	15.92%	16.20%
Shares outstanding, end of period	34,568,776	298,321	132,584,890
Weighted average shares outstanding	19,793,694	176,105	101,835,717
Ratio/Supplemental Data
Net assets at end of period	$851,296	$7,346	$3,265,054
Annualized ratio of net expenses to average net assets (5)	10.07%	9.36%	9.32%
Annualized ratio of net investment income to average net assets (5)	9.80%	10.55%	10.66%
Portfolio turnover rate	37.90%	37.90%	37.90%
Asset coverage per unit (9)	2,553	2,553	2,553

	Year Ended December 31, 2022
	Class S (6)	Class D (7)	Class I (8)
Per Share Data:
Net asset value at beginning of period	$25.04	$22.87	$25.00
Net investment income (1)	1.83	1.15	2.06
Net unrealized and realized gains (losses) (2)	(2.27)	0.03	(2.17)

Net increase (decrease) in net assets resulting from operations	(0.44)	1.18	(0.11)
Distribution declared (3)	(1.40)	(0.85)	(1.69)

Net asset value at end of period	$23.20	$23.20	$23.20

Total return (4)	(1.67)%	5.23%	(0.34)%
Shares outstanding, end of period	10,827,739	106,943	81,943,071
Weighted average shares outstanding	6,431,670	61,570	65,940,873
Ratio/Supplemental Data
Net assets at end of period	$251,223	$2,481	$1,901,229
Annualized ratio of net expenses to average net assets (5)	8.14%	9.19%	6.06%
Annualized ratio of net investment income to average net assets (5)	8.54%	9.86%	8.85%
Portfolio turnover rate	48.93%	48.93%	48.93%
Asset coverage per unit (9)	1,992	1,992	1,992

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 7 ).
(4)
Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time). An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S shares and Class D shares, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I shares are not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is not annualized.

(5)
For the year ended December 31, 2023, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2023, the total operating expenses to average net assets were 10.07%, 9.36% and 9.32%, for Class S shares, Class D shares and Class I shares, respectively, prior to management fee waivers and expense support provided by the Adviser. For the year ended December 31, 2022, the total operating expenses to average net assets were 8.04%, 4.69%, and 7.07% for Class S shares, Class D shares and Class I shares, respectively, prior to management fee waivers and expense support provided by the Adviser. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables.

(6)	Class S shares were first issued on February 1, 2022.
(7)	Class D shares were first issued on July 1, 2022.
(8)	Class I shares were first issued on January 7, 2022 (commencement of operations).

(9)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit. As of December 31, 2023 and December 31, 2022, the Company’s asset coverage was 255.3% and 199.2%, respectively.

Note 11. Subsequent Events
Management has evaluated subsequent events through the date of issuance of these consolidated financial statements and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the consolidated financial statements other than those disclosed below.
January Financial Update and Dividend Declaration
On January 1, 2024, the Company issued and sold 13,968,951 shares (consisting of 3,545,738 Class S shares, 143,677 Class D shares, and 10,279,536 Class I shares at an offering price of $24.63 per share for the Class S shares, Class D shares, and Class I shares), and the Company received approximately $344 million as payment for such shares.
On January 23, 2024, the Company’s Board declared distributions of $0.1622 per Class S Share, $0.1748 per Class D share, and $0.1800 per Class I share which is payable on or around February 28, 2024 to shareholders of record as of January 31, 2024. Additionally, the Company will pay a special distribution of $0.02 per share on or around February 28, 2024 to all shareholders of record as of January 31, 2024.
February Financial Update and Dividend Declaration
On February 1, 2024, the Company issued and sold 16,337,312 shares (consisting of 3,296,707 Class S shares, 45,764 Class D shares, and 12,994,841 Class I shares at an offering price of $24.62 per share for the Class S shares, Class D shares, and Class I shares), and the Company received approximately $402 million as payment for such shares.
On February 26, 2024, the Company’s Board declared distributions of $0.1634 per Class S Share, $0.1751 per Class D share, and $0.1800 per Class I share which is payable on or around March 27, 2024 to shareholders of record as of February 29, 2024. Additionally, the Company will pay a special distribution of $0.02 per share on or around March 27, 2024 to all shareholders of record as of February 29, 2024.
March Subscriptions
The Company received approximately $493.2 million of net proceeds relating to the issuance of Class S shares, Class D shares, and Class I shares for subscriptions effective March 1, 2024.
Merlin Funding LLC
On February 1, 2024, Merlin Funding, as borrower, the Company, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as administrative agent, entered into a second amendment to the Merlin Funding Credit Agreement (the “
Second Amendment to Merlin Funding Credit Agreement
”). Pursuant to the Second Amendment to Merlin Funding Credit Agreement, the maximum principal amount which can be drawn upon by Merlin Funding subject to certain conditions in the Merlin Funding Credit Agreement, was increased from $120,000,000 to $187,500,000.
On February 16, 2024, Merlin Funding, as borrower, the Company, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as administrative agent, entered into a third amendment to the Merlin Funding Credit Agreement (the “
Third Amendment to Merlin Funding Credit Agreement
”). Pursuant to the Third Amendment to Merlin Funding Credit Agreement, the maximum principal amount which can be drawn upon by Merlin Funding subject to certain conditions in the Merlin Funding Credit Agreement, was increased from $187,500,000 to $300,000,000.
Second Amended and Restated Investment Advisory Agreement
On March 14, 2024, the Company and the Adviser entered into an amended and restated investment advisory agreement (the “
Second Amended and Restated Investment Advisory Agreement
”), which amended and restated the initial investment advisory agreement by and between the Fund and the Adviser, dated July 22, 2021 (the “
Investment Advisory Agreement
”). The Second Amended and Restated Investment Advisory Agreement alters the Investment Advisory Agreement by removing certain “sunset” provisions that previously stated that certain requirements of the NASAA Omnibus Guidelines would no longer apply if the Company’s shares become covered securities within the meaning of Section 18 of the Securities Act of 1933, as amended, clarified that the Adviser would be responsible for any fees incurred if the Adviser terminates the Second Amended and Restated Investment Advisory Agreement and amended certain provisions to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Investment Advisory Agreement.
Fourth Amended and Restated Declaration of Trust and the Third Amended and Restated Bylaws
On February 14, 2024, the Board adopted the Fourth Amended and Restated Declaration of Trust and the Third Amended and Restated Bylaws of the Company. The Fourth Amended and Restated Declaration of Trust amends the Company’s previously effective declaration of trust to, among other things: (i) remove the Delaware Trustee, (ii) prevent the Board or the Adviser from causing a merger or reorganization without a shareholder vote, and (iii) remove restrictions that direct shareholder actions be limited to certain enumerated matters.
The Third Amended and Restated Bylaws amend the Company’s previously effective bylaws to change the quorum level for annual shareholder meetings from one third to fifty percent of outstanding shares.
The Fourth Amended and Restated Declaration of Trust and Third Amended and Restated Bylaws took immediate effect upon their approval.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT
NOT FOR EXECUTION

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(1) YOUR INVESTMENT	A. Investment Information
Investment Amount $ ($2,500 minimum initial investment)
B. Investment Method
❑ By mail: Please make checks payable to SS&C GIDS AS AGENT FOR APOLLO DEBT SOLUTIONS BDC and attach to this agreement.*
❑ By wire: Please wire funds according to the instructions below.

Name: SS&C GIDS AS AGENT FOR APOLLO DEBT SOLUTIONS BDC
Bank Name: UMB Bank NA
ABA: 1010-0069-5
DDA: 9872584627

❑ Broker / Financial advisor will make payment on your behalf
* Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

C. Share Class Selection (Minimum Initial Investment is $2,500)

❑ Share Class S ❑ Share Class D ** ❑ Share Class I **
** Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

(2) OWNERSHIP TYPE (Select only one)	A. Taxable Accounts	B. Non-Taxable Accounts
Brokerage Account Number	Custodian Account Number
❑ Individual or Joint Tenant With Rights of Survivorship	❑ IRA (Custodian Signature Required)
❑ Transfer on Death (Optional Designation. Not Available for Louisiana Residents. See Section 3C.)	❑ Roth IRA (Custodian Signature Required) ❑ SEP IRA (Custodian Signature Required)
❑ Tenants in Common	❑ Rollover IRA (Custodian Signature Required)

❑ Community Property	❑ Inherited IRA (Custodian Signature Required)

❑ Uniform Gift/Transfer to Minors	❑ Pension Plan (Include Certification of Investment Powers Form)

State of	❑ Other

Date of Birth / /	C. Custodian Information (To Be Completed By Custodian)
❑ Trust (Include Certification of Investment Powers Form or 1st and Last page of Trust Documents)	Custodian Name
Custodian Tax ID #
❑ Profit-Sharing Plan	Custodian Phone #
❑ Non-Profit Organization

❑ Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)

❑ Estate
Custodian Stamp Here

D. Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other

Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions
(See Form W-9 instructions at www.irs.gov)

Entity Address (Legal Address - Required)

Entity Type (Select one. Required)

❑ Retirement Plan ❑ Trust ❑ S-Corp ❑ C-Corp ❑ LLC ❑ Partnership Jurisdiction (if Non-U.S.) (Attach a completed applicable Form W-8)

Exempt payee code (if any) ❑ Other

Exemption from FATCA reporting code (if any)

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(3) INVESTOR INFORMATION	A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)
Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address

	FIRST NAME	(MI)	LAST NAME

	SOCIAL SECURITY NUMBER / TAX ID		DATE OF BIRTH (MM/DD/YYYY)		DAYTIME PHONE NUMBER

	RESIDENTIAL STREET ADDRESS		CITY	STATE	ZIP

EMAIL ADDRESS

If you are a non-U.S. citizen, please specify your country of citizenship (required) :

❑ Resident Alien ❑ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. Oct. 2021)

Country of Citizenship

Please specify if you are an Apollo employee/officer/director/affiliate (required) : ❑ Apollo Employee ❑ Apollo Officer or Director

❑ Immediate Family Member of Apollo Officer or Director ❑ Apollo Affiliate ❑ Not Applicable

B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Executor / Co-Authorized Signatory Information, if applicable)

Residential street address MUST be provided.

	FIRST NAME	(MI)	LAST NAME

	SOCIAL SECURITY NUMBER /TAX ID		DATE OF BIRTH (MM/DD/YYYY)		DAYTIME PHONE NUMBER

	RESIDENTIAL STREET ADDRESS		CITY	STATE	ZIP

EMAIL ADDRESS

If you are a non-U.S. citizen, please specify your country of citizenship (required) :

❑ Resident Alien ❑ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. Oct. 2021)

Country of Citizenship

Please specify if you are an Apollo employee/officer/director/affiliate (required) : ❑ Apollo Employee ❑ Apollo Officer or Director

❑ Immediate Family Member of Apollo Officer or Director ❑ Apollo Affiliate ❑ Not Applicable

C. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

				DATE OF BIRTH	❑	PRIMARY
FIRST NAME	(MI)	LAST NAME	SSN	(MM/DD/YYYY)	❑	SECONDARY %

				DATE OF BIRTH	❑	PRIMARY
FIRST NAME	(MI)	LAST NAME	SSN	(MM/DD/YYYY)	❑	SECONDARY %

				DATE OF BIRTH	❑	PRIMARY
FIRST NAME	(MI)	LAST NAME	SSN	(MM/DD/YYYY)	❑	SECONDARY %

				DATE OF BIRTH	❑	PRIMARY
FIRST NAME	(MI)	LAST NAME	SSN	(MM/DD/YYYY)	❑	SECONDARY %

Custodian/Guardian for a minor Beneficiary ( required, cannot be same as Investor or Co-Investor ):

D. ERISA Plan Asset Regulations

All investors are required to complete Section 7.b. attached hereto.

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(4) CONTACT INFORMATION (If different than provided in Section 3A)
	MAILING ADDRESS	CITY	STATE	ZIP

(5) DISTRIBUTION METHOD	Select How You Want to Receive Your Distributions (Please Read Entire Section and Select, Only if Applicable, one payment method.)

You are
automatically
enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, OHIO (Class I only), OKLAHOMA, OREGON, TEXAS, VERMONT OR WASHINGTON.

☐
  If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; please check here if you
DO NOT
wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.

ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. Residents of Ohio who are holders of Class S or Class D shares are required to complete the following information
. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A. ☐ Check mailed to street address in 3A (only available for non-custodial investors).

B. ☐ Check mailed to secondary address in 4 (only available for non-custodial investors).

C. ☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK

D. ☐ Check mailed to Third-Party Financial Institution (complete section below)

☐

If you ARE
a resident of
Alabama
,
Arkansas
,
Idaho
,
Kansas
,
Kentucky
,
Maine
,
Maryland
,
Massachusetts
,
Nebraska
,
New Jersey
,
Oklahoma
,
Ohio
(Class I only),
Oregon
,
Texas
,
Vermont
or
Washington
, you are not automatically enrolled in the Distribution Reinvestment Plan.
Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

☐ If you ARE a resident of Ohio and a holder of Class S or Class D Shares, please check here. You are NOT eligible to participate in our Distribution Reinvestment Plan.

I authorize Apollo Debt Solutions BDC or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Apollo Debt Solutions BDC in writing to cancel it. In the event that Apollo Debt Solutions BDC deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

FINANCIAL INSTITUTION NAME	MAILING ADDRESS	CITY	STATE	ZIP

YOUR BANK’S ABA ROUTING NUMBER	YOUR BANK ACCOUNT NUMBER

(6) ELECTRONIC DELIVERY FORM (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Apollo Debt Solutions BDC. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Initial here to consent to electronic delivery

EMAIL ADDRESS (If blank, the email provided in Section 3 will be used.)

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(7) SUBSCRIBER SIGNATURES
Apollo Debt Solutions BDC is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Apollo Debt Solutions BDC may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Apollo Debt Solutions BDC to accept this subscription, I hereby represent and warrant to you as follows:

	7.a. Please Note: All Items in this section 7.a. must be read and initialed as applicable	PRIMARY INVESTOR INITIALS	CO-INVESTOR INITIALS
(i) I have received the prospectus (as amended or supplemented) for Apollo Debt Solutions BDC at least five business days prior to the date hereof.
		INITIALS	INITIALS

(ii) I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

		INITIALS	INITIALS

(iii) In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

		INITIALS	INITIALS

(iv) If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.
		INITIALS	INITIALS

(v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
		INITIALS	INITIALS

(vi) I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.

		INITIALS	INITIALS

(vii) I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

		INITIALS	INITIALS

(viii) I acknowledge that Apollo Debt Solutions BDC may enter into transactions with Apollo affiliates that involve conflicts of interest as described in the prospectus.
		INITIALS	INITIALS

(ix) I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at gwms.apollo.com/debtsolutionsBDC as of the last day of each month within 20 business days of the last day of each month.

		INITIALS	INITIALS

(x) I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Apollo Debt Solutions BDC's toll-free, automated telephone line, 1-888-926-2688.

		INITIALS	INITIALS

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(7)	7.b. Benefit Plan Investor - All purchasers please complete this section .

SUBSCRIBER SIGNATURES	1 . Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations 1 or will you use the assets of a “benefit plan investor” 2 to invest in Apollo Debt Solutions BDC? ☐ Yes ☐ No

2
. If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Apollo Debt Solutions BDC are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:

%

3
. If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in Apollo Debt Solutions BDC are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?

%

4.
Please indicate if you are “Controlling Person” defined as:
(i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Apollo Debt Solutions BDC, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

☐ Yes ☐ No

7
. c. If you live in any of the following states: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Puerto Rico, Tennessee, and Vermont, please complete the following as applicable

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

	PRIMARY INVESTOR INITIALS	CO-INVESTOR INITIALS

If I am an
Alabama
resident, in addition to the suitability standards set forth above, an investment in Apollo Debt Solutions BDC will only be sold to me if I have a liquid net worth of at least 10 times my investment in Apollo Debt Solutions BDC and its affiliates.
	INITIALS	INITIALS

If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my net worth in Apollo Debt Solutions BDC.
	INITIALS	INITIALS

If I am an
Idaho
resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in Apollo Debt Solutions BDC shall not exceed 10% of my liquid net worth.
	INITIALS	INITIALS

If I am an
Iowa
resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
	INITIALS	INITIALS

1
“Plan Asset Regulations”
means the regulations issued by the United States Department of Labor at
Section 2510.3-101
of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

2
The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(7) SUBSCRIBER SIGNATURES		PRIMARY INVESTOR INITIALS	CO-INVESTOR INITIALS
If I am a
Kansas
resident, I understand that it is recommended by the Office of the Securities Commissioner that I limit my aggregate investment in Apollo Debt Solutions BDC’s securities and other non-traded business development companies to not more than 10% of my liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
		INITIALS	INITIALS

If I am a
Kentucky
resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
		INITIALS	INITIALS

If I am a
Maine
resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
		INITIALS	INITIALS

If I am a
Massachusetts
resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC and in other illiquid direct participation programs.
		INITIALS	INITIALS

If I am a Missouri resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC.
		INITIALS	INITIALS

If I am a
Nebraska
resident, in addition to the suitability standards set forth above, I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.
		INITIALS	INITIALS

If I am a
New Jersey
resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Apollo Debt Solutions BDC, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, and (2) I acknowledge that although Apollo Credit Management, LLC (the “Adviser”), the investment adviser to Apollo Debt Solutions BDC, will advance all organization and offering expenses of Apollo Debt Solutions BDC, and may elect to pay certain of Apollo Debt Solutions BDC’s expenses, Apollo Debt Solutions BDC is obligated to reimburse the Adviser, and this will reduce the returns available to investors.
		INITIALS	INITIALS

If I am a
New Mexico
resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Apollo Debt Solutions BDC, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
		INITIALS	INITIALS

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Apollo Debt Solutions BDC.
		INITIALS	INITIALS

If I am an
Ohio
resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities. Holders of Class S or Class D shares who are Ohio residents are not eligible to participate in the Distribution Reinvestment Plan.
		INITIALS	INITIALS

If I am an Oklahoma resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC.
		INITIALS	INITIALS

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(7) SUBSCRIBER SIGNATURES

If I am an
Oregon
resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

		PRIMARY INVESTOR INITIALS	CO-INVESTOR INITIALS

		INITIALS	INITIALS
If I am a
Puerto Rico
resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC, its affiliates and other non-traded real estate investment programs. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
		INITIALS	INITIALS

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Apollo Debt Solutions BDC.
		INITIALS	INITIALS

If I am a
Vermont
resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
		INITIALS	INITIALS

In the case of sales to fiduciary accounts, the minimum standards in Section 7.b. shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

If you do not have another broker or other financial intermediary introducing you to Apollo Debt Solutions BDC, then AGS may be deemed to be acting as your broker of record in connection with any investment in Apollo Debt Solutions BDC. For important information in this respect, see Section 8 below.
I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Apollo Debt Solutions BDC. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 8 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Apollo Debt Solutions BDC Investor Relations at the number indicated below.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):
Under penalties of perjury, I certify that:
(1) The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions.
You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE OF INVESTOR	DATE	SIGNATURE OF CO-INVESTOR OR CUSTODIAN (If applicable)	DATE

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(8)
The Registered Representative/Investment Advisor Representative (as applicable) must sign below to complete the order. Registered Representative/Investment Advisor Representative (as applicable) hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

REGISTERED REPRESENTATIVE/ INVESTMENT ADVISOR REPRESENTATIVE BROKER DEALER/ RIA INFORMATION (Required Information)
	BROKER DEALER OR RIA FIRM	REGISTERED REP OR INVESTMENT ADVISOR REP NAME

ADVISOR MAILING ADDRESS

	CITY	STATE	ZIP

	FIRM CRD NUMBER	REP/RIA NUMBER		TELEPHONE NUMBER

	E-MAIL ADDRESS	FAX NUMBER

	OPERATIONS CONTACT NAME	OPERATIONS CONTACT E-MAIL ADDRESS

Please note that unless previously agreed to in writing by Apollo Debt Solutions BDC, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 8 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 8 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule
15l-1
(“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

If you do not have another broker or other financial intermediary introducing you to Apollo Debt Solutions BDC, then Apollo Global Securities, LLC (“AGS”) may be deemed to act as your broker of record in connection with any investment in Apollo Debt Solutions BDC. AGS is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If AGS is your broker of record, then your shares will be held in your name on the books of Apollo Debt Solutions BDC. AGS will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker or other financial intermediary.

FINANCIAL ADVISOR SIGNATURE	DATE	BRANCH MANAGER SIGNATURE (If required by Broker)	DATE

ADS-IU189050 (1023)

Subscription Agreement for Shares of Apollo Debt Solutions BDC

(9) MISCELLANEOUS
If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Apollo Debt Solutions BDC experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 7 above, they are asked to promptly notify Apollo Debt Solutions BDC and the Broker in writing. The Broker may notify Apollo Debt Solutions BDC if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 7 above, and Apollo Debt Solutions BDC may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Apollo Debt Solutions BDC.

Return the completed Subscription Agreement to:

	Regular Mail:	Overnight Mail:
	Apollo Debt Solutions BDC	Apollo Debt Solutions BDC
	PO Box 219845	C/O SS&C GIDS, Inc.
	Kansas City, MO 64121-9845	330 W 9th Street, Suite 219845
Kansas City, MO 64105-1514

Apollo Debt Solutions BDC Investor Relations: 1-888-926-2688 Email: apollo.ai@dstsystems.com

ADS-IU189050 (1023)

Apollo Debt Solutions BDC
Maximum Offering of $10,000,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Apollo Debt Solutions BDC and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.
April 2, 2024

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Apollo Debt Solutions BDC are included in Part A of this Registration Statement.

(2) Exhibits

(a)(1)	Fourth Amended and Restated Declaration of Trust of the Registrant (3)

(b)	Third Amended and Restated Bylaws of the Registrant (3)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A) (1)

(e)	Distribution Reinvestment Plan, dated January 7, 2022 (6)

(g)	Second Amended and Restated Investment Advisory Agreement between the Registrant and Adviser, dated March 14, 2024 (3)

(h)(1)	Intermediary Manager Agreement between the Registrant and the Intermediary Manager, dated November 10, 2021 (6)

(h)(2)	Form of Selected Intermediary Agreement (2)

(h)(3)	Amended and Restated Distribution and Shareholder Servicing Plan of the Registrant, dated November 14, 2022 (7)

(j)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated November 3, 2021 (6)

(k)(1)	Administration Agreement between the Registrant and the Administrator, dated July 22, 2021 (6)

(k)(2)	Escrow Agreement by and among the Registrant, Apollo Global Securities, LLC, and UMB Bank, N.A., dated October 14, 2021 (6)

(k)(3)	Agency Agreement between the Registrant and DST Systems, Inc., dated September 29, 2021 (6)

(k)(4)	Multi-Class Plan, dated October 29, 2021 (6)

(k)(5)	Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser, dated July 22, 2021 (6)

(k)(6)	Facility Agreement between Apollo Debt Solutions BDC and Goldman Sachs Bank USA, as financing provider, dated February 22, 2021 (1)

(k)(7)	Loan and Servicing Agreement, dated as of January 7, 2022, by and between Mallard Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Morgan Stanley Senior Funding, Inc., as administrative agent (5)

(k)(8)	Purchase and Sale Agreement, dated as of January 7, 2022, by and between Mallard Funding LLC and Apollo Debt Solutions BDC (5)

(k)(9)	Credit and Security Agreement, dated as of January 7, 2022, by and between Cardinal Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Citibank, N.A., as administrative agent (5)

(k)(10)	Sale and Contribution Agreement, dated January 7, 2022, by and between Cardinal Funding LLC and Apollo Debt Solutions BDC (5)

(k)(11)	Senior Secured Revolving Credit Agreement between Apollo Debt Solutions, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, dated March 11, 2022 (8)

(k)(12)	Amendment No. 1 to the Credit and Security Agreement, dated as of April 7, 2022, by and between Cardinal Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Citibank, N.A., as administrative agent (9)

(k)(13)	Senior Credit Facility Agreement dated July 7, 2022, between Grouse Funding, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral agent and collateral custodian, and Virtus Group, LP, as collateral administrator (10)

(k)(14)	Sale and Contribution Agreement dated July 7, 2022, between Apollo Debt Solutions BDC, as seller, and Grouse Funding LLC, as purchaser (10)

(k)(15)	Non-Recourse Carveout Guaranty Agreement dated July 7, 2022, by Apollo Debt Solutions BDC in favor of (a) State Street Bank and Trust Company as collateral agent for and on behalf of the Secured Parties and (b) Goldman Sachs Bank USA as lender, administrative agent and calculation agent (10)

(k)(16)	Amendment No. 4 to the Credit and Security Agreement, dated as of December 9, 2022, by and between Cardinal Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Citibank, N.A., as administrative agent (11)

(k)(17)	Credit Agreement, dated October 6, 2023, Merlin Funding LLC, as borrower, Apollo Debt Solutions BDC, in its capacity as subordinated lender, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and as a lender, and Deutsche Bank National Trust Company, as Collateral Agent, account bank and collateral custodian (14)

(k)(18)	Security Agreement, dated October 6, 2023, by and among Merlin Funding LLC, as borrower, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Deutsche Bank National Trust Company, as Collateral Agent (14)

(k)(19)	Warehouse Collateral Management Agreement, dated October 6, 2023, by and between Merlin Funding LLC, as borrower and Apollo Debt Solutions BDC, as warehouse collateral manager (14)

(k)(20)	Amended and Restated Senior Secured Revolving Credit Agreement dated October 12, 2023, between Apollo Debt Solutions BDC, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (15)

(k)(21)	Second Amendment to Credit Agreement, dated February 1, 2024, Merlin Funding LLC, as borrower, Apollo Debt Solutions BDC, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (12)

(k)(22)	Third Amendment to Credit Agreement, dated February 16, 2024, Merlin Funding LLC, as borrower, Apollo Debt Solutions BDC, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (13)

(k)(23)	Indenture, dated as of March 21, 2024, by and between Apollo Debt Solutions BDC and U.S. Bank Trust Company, National Association, as trustee (4)

(k)(24)	First Supplemental Indenture, dated as of March 21, 2024, relating to the 6.900% Notes due 2029, by and between Apollo Debt Solutions BDC and U.S. Bank Trust Company, National Association, as trustee (4)

(k)(25)	Form of 6.900% Notes due 2029 (incorporated by reference to Exhibit (k)(24) hereto) (4)

(k)(26)	Registration Rights Agreement, dated as of March 21, 2024, relating to the Notes, by and among Apollo Debt Solutions BDC and BofA Securities, Inc., BNP Paribas Securities Corp., and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (4)

(l)	Opinion of Richards, Layton & Finger, P.A.*

(n)(1)	Consent of Independent Registered Public Accounting Firm*

(n)(2)	Report of Independent Registered Accounting Firm (3)

(n)(3)	Report of Independent Registered Accounting Firm, with respect to the “Senior Securities” table (3)

(n)(4)	Power of Attorney*

(p)	Subscription Agreement for Seed Capital(2)

(r)(1)	Code of Ethics of the Fund(1)

(r)(2)	Code of Ethics of the Adviser(1)

(s)	Filing Fee Table*

104	Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-258155), filed on July 23, 2021
(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-258155), filed on October 26, 2021
(3)	Incorporated by reference to the Registrant’s Annual Report on Form 10-K, filed on March 14, 2024
(4)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on March 22, 2024
(5)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on January 11, 2022
(6)	Incorporated by reference to the Registrant’s Annual Report on Form 10-K filed on March 30, 2022
(7)	Incorporated by reference to the Registrant’s Annual Report on Form 10-K, filed on March 16, 2023
(8)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on March 15, 2022
(9)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on April 20, 2022
(10)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on July 12, 2022
(11)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on December 12, 2022
(12)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on February 7, 2024
(13)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on February 21, 2024
(14)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on October 12, 2023
(15)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on October 17, 2023

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$730,000
FINRA filing fee	$225,500
Legal	$2,968,000
Printing	$713,000
Accounting	$70,000
Blue sky expenses	$400,000
Advertising and sales literature	$706,000
Due diligence	$318,000
Miscellaneous fees and expenses	$877,685

Total	$7,008,185

Item 28. Persons Controlled By Or Under Common Control

None.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at February 29, 2024.

Title of Class	Number of Record Holders
Class S	5,181
Class D	96
Class I	3,448
Total	8,725

Item 30. Indemnification

The information contained under the heading “Description of our Shares.” “Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant obtains and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Apollo Credit Management LLC, and each managing director, director or executive officer of Apollo Credit Management, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Apollo Credit Management, LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72098), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the transfer agent;

(3)	the Custodian;

(4)	the Adviser; and

(5)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;

ii.

the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 2nd day of April 2024.

APOLLO DEBT SOLUTIONS BDC

By:	/s/ Earl Hunt
Name:	Earl Hunt
Title:	Chairperson, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Earl Hunt Earl Hunt	Chairperson, Chief Executive Officer and Trustee	April 2, 2024

/s/ Eric Rosenberg Eric Rosenberg	Chief Financial Officer	April 2, 2024

/s/ Meredith Coffey* Meredith Coffey	Trustee	April 2, 2024

/s/ Christine Gallagher* Christine Gallagher	Trustee	April 2, 2024

/s/ Michael Porter* Michael Porter	Trustee	April 2, 2024

/s/ Carl J. Rickertsen Carl J. Rickersten	Trustee	April 2, 2024

*By:	/s/ Kristin Hester
Kristin Hester
As Agent or Attorney-in-Fact

April 2, 2024

The original powers of attorney authorizing Earl Hunt, Eric Rosenberg, Kristin Hester, Ryan Del Giudice and Adam Eling to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and filed as an Exhibit to the Registration Statement.